PRUCO LIFE INSURANCE COMPANY
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL FLEXGUARD®
Flexible Premium Deferred Index-Linked and Variable Annuity (“B SERIES”)
PROSPECTUS: SEPTEMBER 8, 2021
This prospectus describes the B Series of a flexible premium deferred index-linked and variable annuity (“Annuity”) offered by Pruco Life Insurance Company (“Pruco Life”, “we”, “our”, or “us”). The Annuity provides for the potential accumulation of retirement savings and retirement income through annuitization. The Annuity is intended for retirement or other long-term investment purposes. This prospectus describes all material rights and obligations of Annuity purchasers under the Annuity contracts. This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client(s) or prospective client(s). The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Clients seeking information regarding their particular investment needs should contact a Financial Professional. The Annuity is offered as an individual annuity contract and has features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. The Annuity or certain of its Index Strategies, Variable Investment Subaccounts and/or features may not be available in all states.
Financial Professionals may be compensated for the sale of the B Series. Selling broker-dealer firms may not make available or may not recommend the B Series of the Annuity and/or benefits described in this prospectus. Please speak to your Financial Professional for further details.
We hold the assets for each Variable Investment Subaccount in a corresponding Subaccount of Pruco Life Insurance Company Flexible Premium Variable Annuity Account. Each Subaccount, in turn, invests in one of the following Portfolios:

MFS® International Growth Portfolio – Service Class
MFS® Total Return Bond Series – Service Class
MFS® Total Return Series – Service Class
MFS® Value Series – Service Class
PSF PGIM Government Money Market Portfolio – Class III
We hold the assets for each Index Strategy in a non-insulated, non-unitized separate account we have established to support our obligations with respect to the Index Strategies.
The Index Strategies currently available are:

Point-to-Point with Cap Index Strategy	Step Rate Plus Index Strategy	Tiered Participation Rate Index Strategy
1-year S&P 500®, 10% Buffer
1-year MSCI EAFE, 10% Buffer
1-year Invesco QQQ ETF, 10% Buffer
1-yr iShares® Russell 2000 ETF, 10% Buffer
1-year S&P 500®, 15% Buffer
1-year MSCI EAFE, 15% Buffer
1-year Invesco QQQ ETF, 15% Buffer
1-yr iShares® Russell 2000 ETF, 15% Buffer
1-year S&P 500®, 100% Buffer
3-year S&P 500®, 10% Buffer
3-year MSCI EAFE, 10% Buffer
3-yr iShares® Russell 2000 ETF, 10% Buffer
3-year S&P 500®, 20% Buffer
3-yr iShares® Russell 2000 ETF, 20% Buffer
3-year MSCI EAFE, 20% Buffer
6-year S&P 500®, 20% Buffer
6-year MSCI EAFE, 20% Buffer
6-yr iShares® Russell 2000 ETF, 20% Buffer
	1-year S&P 500®, 5% Buffer 1-year MSCI EAFE, 5% Buffer 1-year S&P 500®, 10% Buffer	6-year S&P 500®, 5% Buffer 6-year MSCI EAFE, 5% Buffer 6-yr iShares® Russell 2000 ETF, 5% Buffer 6-year S&P 500®, 10% Buffer 6-year MSCI EAFE, 10% Buffer
PLAZRILABPROS

A selling broker-dealer firm may elect to make available only certain strategies, features or benefits to its clients. For example, a firm may choose to not make one of the index strategies, such as the Step Rate Plus or Tiered Participation Rate, available.  In addition, a firm may choose to not make available certain buffer levels, indices and index strategy terms that are described in the prospectus.  Only those strategies, features and benefits available through your firm will be part of your contract and will be described in your firm’s marketing materials.  You should ask your Financial Professional for details about the strategies and features available through their firm.  The prospectus describes all the strategies, features and benefits that Prudential makes available under the contract.  For additional information on all of the strategies, features or benefits available with FlexGuard please visit the following webpage: www.prudential.com/personal/annuities/products/flexguard-indexed-variable-annuity.
The guarantees provided by the Annuity contracts and payments Pruco Life makes under the Annuity contracts are the obligations of, and subject to the creditworthiness and claims paying ability of, Pruco Life. Certain terms are capitalized in this prospectus. Those terms are defined either in the Special Terms section or in the context of the particular section.
Flexible premium deferred index-linked and variable annuity contracts are complex insurance and investment vehicles. There is a risk of substantial loss of your principal. The risk of loss may be greater in the case of an early withdrawal due to any charges and adjustments applied to such withdrawals. These charges and adjustments may result in loss even when the value of an Index has increased. Refer to the Risk Factors section of this prospectus for more information. Investors should speak with a Financial Professional about the Annuity’s features, benefits, risks and fees, and whether the Annuity is appropriate for the investor based upon his or her financial situation and objectives.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for Portfolios available under your Annuity will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically anytime at our website www.prudential.com. You may elect to receive all future shareholder reports in paper free of charge by calling 1-888-PRU-2888. Your election to receive reports in paper will apply to all Portfolios available under your contract.
PLEASE READ THIS PROSPECTUS
This prospectus sets forth information about the Annuity that you should know before investing. Please read this prospectus and keep it for future reference. If you are purchasing the Annuity as a replacement for an existing variable annuity, variable life insurance policy, fixed annuity or fixed life insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that the Annuity may be subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity’s Account Value and whether the Annuity’s liquidity features will satisfy that need. Please note that if you purchase the Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA or Roth IRA, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when an Annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the ability to allocate to the various Index Strategies and Variable Investment Subaccounts, and the opportunity to annuitize the contract, which might make the Annuity an appropriate investment for you. You should consult your tax and Financial Professional regarding such features and benefits prior to purchasing the Annuity for use with a tax-qualified plan.
For currently available Index Strategies, please refer to our website at www.prudential.com.
OTHER CONTRACTS
We offer a variety of annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from the Annuity offered by this prospectus. Not every annuity contract we issue is offered through every selling broker-dealer firm. Upon request, your Financial Professional can show you information regarding other Pruco Life annuity contracts that he or she sells. You can also contact us to find out more about the availability of any of the Pruco Life annuity contracts. You should work with your Financial Professional to decide whether the Annuity contract is appropriate for you based on a thorough analysis of your particular needs, financial objectives, investment goals, time horizons and risk comfort level.
AVAILABLE INFORMATION
We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, which means it is legally part of this prospectus may also be obtained through the SEC’s website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see “How to Contact Us” later in this prospectus for our Service Office address.

In compliance with U.S. law, Pruco Life delivers this prospectus to current Owners that reside outside of the United States. However, we may not market or offer benefits, features or enhancements to prospective or current Owners while outside of the United States.
The Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, and is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the PSF PGIM Government Money Market Subaccount.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUCO LIFE AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
WWW.PRUDENTIAL.COM

Prospectus dated: September 8, 2021	Statement of Additional Information dated: September 8, 2021

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SPECIAL TERMS
We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.
Account Value: The Interim Value for each Index Strategy plus the total value of any allocations in the Variable Investment Subaccounts on any Valuation Day other than the Index Strategy Start Date and Index Strategy End Date. The Interim Value does not apply to an Index Strategy on the Index Strategy Start Date and the Index Strategy End Date. On an Index Strategy Start Date, the Index Strategy Base applicable to that Index Strategy would be used instead of the Interim Value. On an Index Strategy End Date, the Index Strategy Base plus the Index Credit applicable to that Index Strategy would be used instead of the Interim Value.
Allocation Option: A Variable Investment Subaccount, Index Strategy or other option we make available as of any given time to which Account Value may be allocated.
Annuitant/Joint Annuitant: The natural person upon whose life annuity payments made to the Owner are based.
Annuitization: The process by which you direct us to apply the Account Value to one of the available annuity options to begin making periodic payments to the Owner.
Annuity Date: The date on which we apply your Account Value to the applicable annuity option and begin the Payout Stage. As discussed in the “Annuity Options” section, there is a date by which you must begin receiving annuity payments, which we call the “Maximum Annuity Date.”
Annuity Year: The twelve-month period beginning on the Issue Date and continuing through and including the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the “Annuity Payout Options” section of the Annuity.
Beneficiary Annuity: An Annuity purchased by a Beneficiary with the Beneficiary’s share of an account owned by a decedent to continue receiving the distributions that are required by the tax laws.
Buffer: The amount of protected negative Index Return applied to the Account Value allocated to an Index Strategy at the end of an Index Strategy Term. Any negative Index Return in excess of the Buffer reduces the Account Value.
Cap Rate: The maximum rate that may be credited to the Point-to-Point with Cap Index Strategy for any given Index Strategy Term. A different Cap Rate may be declared for different Indices, Buffers, and different Index Strategy Terms.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contingent Annuitant: The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date.
Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.
Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Holding Account: A Variable Investment Subaccount we make available and designate as such. The Holding Account is used for the first 30 days of the contract to hold any Purchase Payments that are to be allocated to an Index Strategy should you elect to delay the initial Index Strategy Start Date. The Holding Account will also be used for additional Purchase Payments received between Index Anniversaries so long as you provided no other instructions for the Purchase Payment in any other available Variable Investment Subaccount.
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Index (Indices): The underlying Index or exchange traded fund associated with an Index Strategy and used to determine the Index Return in determining the Index Credit. You do not directly participate in an Index.
Index Anniversary Date: The same day, each calendar year, as the day of the initial allocation to an Index Strategy (Index Effective Date). You may allocate available Account Value to a new Index Strategy(ies) or to the Variable Subaccounts or other options we make available on this date. You may allocate available Account Value to the same Index Strategy(ies) on this date once the Index Strategy(ies) has reached the Index Strategy End Date.
Index Credit: The amount you receive on an Index Strategy End Date based on the Index Return and the Index Strategy. The Index Credit can be negative, meaning you can lose principal and prior earnings.
Index Effective Date: The first day of the first Index Strategy allocation.
Index Return: The percentage change in the Index Value from the Index Strategy Start Date to the Index Strategy End Date, which is used to determine the Index Credit for an Index Strategy. An Index Return is calculated by taking the Index Value on the Index Strategy End Date, minus the Index Value on the Index Strategy Start Date, and then dividing the result by the Index Value on the Index Strategy Start Date.
Index Strategy(ies): Any index linked Allocation Option we make available in the Annuity for crediting interest based on the underlying Index associated with the Index Strategy, Buffer, and Index Strategy Term. We may offer other Index Strategies from time to time, subject to our rules.
Index Strategy Base: The amount of Account Value allocated to an Index Strategy on an Index Strategy Start Date. The Index Strategy Base is used in the calculation of any Index Credit and in the calculation of the Interim Value. The Index Strategy Base is reduced for any transfers or withdrawals that occur between an Index Strategy Start Date and Index Strategy End Date in the same proportion that the total withdrawal or transfer amount reduced the Interim Value.
Index Strategy End Date: The last day of an Index Strategy Term. This is the day any applicable Index Credit would be credited to the Index Strategy.
Index Strategy Start Date: The first day of an Index Strategy Term.
Index Strategy Term: The time period allocated to each Index Strategy. The term begins on the Index Strategy Start Date and ends on the Index Strategy End Date.
Index Value: The value of the Index that is published by the Index provider at the close of each day that the Index is calculated. If an Index Value is not published for a particular Valuation Day, the closing Index Value of the next published Valuation Day will be used.
Interim Value: The value of an Index Strategy on any Valuation Day during an Index Strategy Term other than the Index Strategy Start Date and Index Strategy End Date. It is a calculated value (as described in the Interim Value section) and is used when a withdrawal, death benefit payment, transfer, annuitization, or surrender occurs between an Index Strategy Start Date and Index Strategy End Date. During an Index Strategy Term, the Interim Value is included in the Account Value and Surrender Value.
Issue Date: The effective date of your Annuity.
Key Life: Under the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.
Maximum Annuity Date: The Maximum Annuity Date is equal to the first day of the calendar month following the oldest of the Owner(s)’ and Annuitant(s)’ 95th birthday. You may not reallocate to an Index Strategy where the Index Strategy End Date is after your Maximum Annuity Date.
Owner: The Owner is either an eligible entity or natural person named as having ownership rights in relation to the Annuity.
Payout Stage: The period starting on the Annuity Date and during which annuity payments are made.
Participation Rate: The percentage of any Index increase that will be used in calculating the Index Credit at the end of an Index Strategy Term for applicable Index Strategies. A different Participation Rate may be declared for different Index Strategies, Indices and Buffers.
Portfolio: An underlying mutual fund, or series thereof, in which a Subaccount of the Separate Account invests. A Portfolio also may be referred to in the prospectus as an Underlying Portfolio.
Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity. We will deduct any fees, charges or Tax Charges prior to allocation to the Allocation Options you select or the Holding Account for Purchase Payments received between Index Anniversary Dates.
Savings Stage: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.
Separate Accounts: Refers to Pruco Life Insurance Company Flexible Premium Variable Annuity Account and the Index Strategies Separate Account, which hold assets associated with the Annuity issued by Pruco Life. Pruco Life Insurance Company Flexible Premium Variable Annuity Account assets held in support of the Variable Investment Subaccounts and are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct, while the assets in the Index Strategies Separate Account are not insulated from the creditors of Pruco Life.
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Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time and will notify you in advance of any such change of address. Please see “How to Contact Us” later in this prospectus for the Service Office address.
Step Rate: The Step Rate is the declared rate that may be credited to amounts allocated to the applicable Index Strategies for any given Index Strategy Term if the Index Return is between zero and the declared Step Rate. A different Step Rate may be declared for different Indices and Buffers.
Surrender Value: The Account Value less any applicable Contingent Deferred Sales Charge, any applicable Tax Charges, and any other applicable charges assessable as a deduction from the Account Value.
Tier Level: The declared Index Return that is used to determine which Participation Rate tier applies in the calculation of Index Credit in the Tiered Participation Rate Index Strategy.
Unit: A share of participation in a Variable Investment Subaccount used to calculate your Account Value prior to the Annuity Date.
Unit Price: The value of each Unit of a Variable Investment Subaccount on a Valuation Day.
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, and an Index Strategy Index Value is published, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.
Variable Investment Subaccount: A division of the Variable Separate Account. A Variable Investment Subaccount also may be referred to in this prospectus and the Annuity as a Variable Subaccount or Subaccount.

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SUMMARY
This Summary describes key features of the Annuity offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing an Annuity. You should read the entire prospectus for a complete description of the Annuity. Your Financial Professional can also help you if you have questions.
The Annuity: The Prudential FlexGuard index-linked and variable annuity contract issued by Pruco Life is a contract between you, the Owner, and Pruco Life Insurance Company, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the Annuity contract, the prospectus is a distinct document, and is not part of the contract.
The Annuity offers various Variable Investment Subaccounts and Index Strategy Allocation Options.
Variable Investment Subaccounts. Each Variable Subaccount invests in a Portfolio whose share price generally fluctuates each day. The Variable Investment Subaccounts do not provide any level of protection against negative returns. You are at risk of losing principal and any earnings if you allocate funds to the Variable Investment Subaccounts, which could result in a significant amount of loss. The assets that are held in support of the Variable Subaccounts are kept separate from all our other assets and may not be chargeable with liabilities arising out of any other business we may conduct.
Index Strategies. The Index Strategies provide an Index Credit based on the Index Return of the underlying Index associated with the Index Strategy. The Index Strategies provide a level of protection against negative Index Returns; however, negative Index Returns in excess of the Buffer will result in a loss of principal and any prior earnings, which could also result in a significant amount of loss. Assets supporting the Index Strategies are held in a non-insulated, non-registered separate account and are subject to the claims of the creditors of Pruco Life and the benefits provided are subject to the claims paying ability of Pruco Life.
With the help of your Financial Professional, you choose how to allocate your money within your Annuity (subject to certain restrictions; see “Index Strategies” and “Variable Investment Subaccounts”). Investing in Index Strategies and Variable Investment Subaccounts involves risk and you can lose your money. On the other hand, investing in the Annuity can provide you with the opportunity to grow your money through participation in Index Strategies and Variable Investment Subaccounts.
GENERALLY SPEAKING, INDEX-LINKED AND VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER AN INDEXED-LINKED AND VARIABLE ANNUITY IS APPROPRIATE FOR YOU GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.
You and your Financial Professional may want to discuss and consider the following factors when deciding whether the Annuity is appropriate for your individual needs: your age; the amount of your initial Purchase Payment and any planned future Purchase Payments into the Annuity; how long you intend to hold the Annuity (also referred to as “investment time horizon”); your desire to make withdrawals from the Annuity and the timing of those withdrawals; your investment objectives; and your desire to minimize costs and/or maximize returns associated with the Annuity.
Risks: Index-linked and variable annuity contracts are complex insurance and investment vehicles. There is a risk of substantial loss of your principal. The risk of loss can be greater in the case of an early withdrawal due to any early withdrawal fees and the Interim Value associated with such withdrawals. Please see “Risk Factors” for additional information.
Purchase: In order to purchase an Annuity, you must be no older than age 85. Also, we require a minimum initial Purchase Payment of $25,000. See your Financial Professional to complete an application.
The Maximum Age for Initial Purchase applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the oldest Annuitant as of the day we would issue the Annuity. For an Annuity purchased as a Beneficiary Annuity, the maximum issue age is 85 and applies to the Key Life.
After you purchase your Annuity, you will have a limited period of time during which you may cancel (or “Free Look”) the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.
You may allocate your initial Purchase Payment to the Index Strategies and/or the Variable Investment Subaccounts. Please see “Purchasing Your Annuity” for additional information.
Index Strategies: The Annuity offers multiple Index Strategies which provide an Index Credit based on the Index Return of the Index associated with the Index Strategy. The Index Credit is the amount credited on an Index Strategy End Date based on the Index Return and the type of Index Strategy. The Index Credit may be positive or negative, which means you can lose principal and prior earnings. You may allocate all or a portion of your Purchase Payments into one or more Index Strategies. We currently offer the following Index Strategies: Point-to-Point with Cap, Tiered Participation Rate and Step Rate Plus.
The Point-to-Point with Cap Index Strategy provides an Index Credit equal to the Index Return up to a Cap.
•If the Index Return is positive and equal to or greater than the Cap Rate, then the Index Credit is equal to the Cap Rate. If the Index Return is positive, but less than the Cap Rate, the Index Credit is equal to the Index Return.
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•If the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer.
•Offers the greatest level of protection with the most options for term lengths, but limited upside potential.
The Tiered Participation Rate Index Strategy provides an Index Credit equal to the Index Return multiplied by one or two Participation Rates.
•If the Index Return is between zero and the declared Tier Level, then the Index Credit is equal to the Index Return multiplied by the Participation Rate for the 1st tier. If the Index Return is greater than or equal to the declared Tier Level, the Index Credit is the sum of the Tier Level Index Return multiplied by the Participation Rate for the 1st tier and the remaining Index Return multiplied by the Participation Rate for the 2nd tier.
•If the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer.
•Offers an upside potential with no maximum or limitations, but only available in longer term lengths.
The Step Rate Plus Index Strategy provides an Index Credit equal to the greater of the Index Return multiplied by a Participation Rate or the Step Rate.
•If the Index Return is between zero (including zero) and the declared Step Rate, then the Index Credit is equal to the Step Rate. If the Index Return is greater than the Step Rate, the Index Credit is equal to the greater of the Index Return multiplied by the Participation Rate or the Step Rate.
•If the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer.
•Offers the smallest level of protection, but no maximum on the upside potential. Available only in shorter term lengths.
Not all Index Strategies will be available with all Indices, in all available Index Strategy Terms, and in all available Buffers. As a result of economic market conditions, or utilization of the Index Strategies, we reserve the right to add and remove Index Strategies at any time. For currently available Index Strategies, please refer to our website at www.prudential.com. New Cap Rates will be set for Index Strategy Terms upon Index Anniversary Dates. These Cap Rates will be set based upon the current interest rate and market environment. New Buffers may be offered as new Index Strategy Options. We currently offer one-year, three-year and six-year Index Strategy Terms. We currently offer Index Strategies based on the S&P 500 Index, MSCI EAFE Index, Invesco QQQ ETF and iShares® Russell 2000 ETF. The Annuity offers Index Strategies with 5%, 10%, 15%, 20%, and 100% Buffers. The Buffer is the amount of protected negative return. Any loss beyond the Buffer level reduces the Account Value allocated to the Index Strategy. Please see “Index Strategies” for more information.
Indices: We reserve the right to add and remove an Index at any time. If an Index is discontinued or changed in a manner that results in a material change in the formula or method of calculating the Index, we reserve the right to substitute it with an alternative Index and will notify you of any such substitution. Upon substitution of an Index, we will calculate your Index Return on the replaced Index up until the date of substitution and the substitute Index from the date of substitution to the Index Strategy End Date. An Index substitution will not change your Index Strategy. A substitution of an Index between the Index Strategy Start Date and Index Strategy End Date may impact the calculation of your Index Credit on the Index Strategy End Date. When we notify you of any substitution of an Index, we will also inform you of the potential impacts to your Index Credit. You may transfer your allocation in the impacted Index Strategy, at Interim Value, to the Variable Investment Subaccounts, where you may then use the funds to start a new Index Strategy on the next Index Anniversary Date.
Variable Investment Subaccounts: You may allocate to a variety of Variable Investment Subaccounts. The Portfolio in which each Variable Investment Subaccount invests is described in its own summary prospectus, which you should read before selecting your Variable Investment Subaccounts. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudential.com. There is no assurance that any Variable Investment Subaccount will meet its investment objective. Please see “Variable Investment Subaccounts” for more information.
Interim Value: If you take a withdrawal (including partial withdrawals, systematic withdrawals and full surrenders), transfer out of, annuitize, or we pay a death claim between an Index Strategy Start Date and Index Strategy End Date, we will use an Interim Value to determine the fair market value of each Index Strategy at the time of the transaction. The Interim Value is also used to determine how much the Index Strategy Base will be reduced after a transfer or withdrawal. If you withdraw Account Value allocated to an Index Strategy, the withdrawal will cause an immediate reduction to your Index Strategy Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions to your Index Strategy Base will negatively impact your Interim Value for the remainder of the Index Strategy Term and will result in a lower Index Credit on the Index Strategy End Date. Once your Index Strategy Base is reduced due to a withdrawal during any Index Strategy Term, it will not increase for the remainder of the Index Strategy Term.
The Interim Value is designed to represent the fair value of the Index Strategy on each Valuation Day, taking into account the potential gain or loss of the applicable Index at the end of the Index Strategy Term. The Interim Value reflects the change in fair value due to economic factors of the investment instruments (including derivatives) supporting the Index Strategies. The Interim Value may result in a loss even if the Index Value at the time the Interim Value is calculated is higher than the Index Value on the Index Strategy Start Date. See “Interim Value” and “Access to Account Value” for more information.
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Access To Your Money: You can receive access to your money by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax and may be subject to a Contingent Deferred Sales Charge. Withdrawals taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please see “Interim Value” for more information. In addition, any time a partial withdrawal occurs before the Index Strategy End Date, the Index Strategy Base will be reduced in the same proportion that the total withdrawal reduced the Interim Value. Please see “Access to Account Value” for more information. You may withdraw up to 10% of your Purchase Payments each year as further defined in Section “Charge Free Withdrawal Amounts” without being subject to a Contingent Deferred Sales Charge.
You may elect to receive income through fixed annuity payments over your lifetime, also called “Annuitization”. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs. Please see “Annuity Options” for more information.
You may transfer Account Value between Variable Investment Subaccounts or from Index Strategies to Variable Investment Subaccounts at any time. On each Index Anniversary Date, you may reallocate Account Value allocated to Variable Investment Subaccounts and any Index Strategy(ies) that has reached an Index Strategy End Date into any available Index Strategy. There is no charge for such transfers. Please see “Managing Your Account Value” for more information. You must provide instructions for reallocation in Good Order no later than the Index Anniversary Date. Failure to provide timely instructions may result in amounts being transferred into the Holding Account, which is allocated to the PSF PGIM Government Money Market Portfolio and could remain in that Account for up to a year until your next Index Anniversary Date.
Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. The Death Benefit is the Return of Purchase Payments Death Benefit. Please see “Death Benefits” for more information.
Fees and Charges: The Annuity is subject to certain fees and charges, as discussed in the “Summary of Contract Fees and Charges” table in this prospectus. In addition, there are fees and expenses of the Portfolios of the Variable Investment Subaccounts. While no fees or charges are deducted from the amounts held in the Index Strategies, the available Cap Rates, Participation Rates, Tier Levels, and Step Rates reflect the expenses related to the Index Strategies.
What does it mean that my Annuity is “tax deferred”? The Annuity is “tax deferred”, meaning you pay no taxes on any earnings from your Annuity until a distribution is taken from your Annuity. You may also transfer among the Index Strategies and the Variable Investment Subaccounts without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you take a distribution before you reach age 59 1/2, you also may be subject to a 10% additional tax.
Please note that if you purchase the Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when an index-linked and variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a tax-qualified plan are limited to the ability to allocate to the various Index Strategies and Variable Investment Subaccounts, and the opportunity to annuitize the contract, which might make the Annuity an appropriate investment for you. You should consult your tax and Financial Professional regarding such features and benefits prior to purchasing the Annuity for use with a tax-qualified plan.
Other Information: Please see “Information About the Insurance Company and Separate Accounts” and “Additional Information” for more information about the Annuity, including legal information about Pruco Life, Pruco Life Insurance Company Flexible Premium Variable Annuity Account and the Index Strategies Separate Account.

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Summary of Fees and Expenses
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Annuity. The first table describes the fees and expenses that you will pay at the time you buy the Annuity, surrender the Annuity, or transfer cash value between the Variable Investment Subaccounts. State premium taxes may also be deducted. Important additional information about these fees and expenses is contained in “Fees, Charges and Deductions” later in this prospectus.

ANNUITY OWNER TRANSACTION EXPENSES
Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment being Withdrawn
B SERIES
Less than 1 year old	7.0%
1 year old or older, but not yet 2 years old	7.0%
2 years old or older, but not yet 3 years old	6.0%
3 years old or older, but not yet 4 years old	5.0%
4 years old or older, but not yet 5 years old	4.0%
5 years old or older, but not yet 6 years old	3.0%
6 years old or older	0.0%
    The years referenced in the CDSC table above refer to the length of time since a Purchase Payment was made (i.e. the age of the Purchase Payment). CDSCs are applied against the Purchase Payment(s) being withdrawn. The appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn. Purchase Payments are withdrawn on a “first-in, first-out” basis.
Tax Charge: 0% - 3.5%
The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%. These taxes apply only in certain states.
The following table describes the periodic fees and charges you will pay when you allocate to the Variable Investment Subaccounts, not including the underlying Portfolio fees and expenses.

ANNUALIZED INSURANCE FEES/CHARGES (as a percentage of the net assets of the Variable Subaccounts)
B SERIES
Mortality & Expense Risk Charges[1]
Level 1: Purchase Payments Less than $1,000,000	1.15%
Level 2: Purchase Payments $1,000,000 and more	1.05%
Administration Charge	0.15%
Total Annualized Insurance Fees and Charges[2]	1.30%
1 Any transactions that impact Purchase Payments and cause a change in the applicable Insurance Charge level will cause that change in level on the Valuation Day(s) on which the transactions occur.
2 The Insurance Charge is a combination of the Mortality & Expense Risk Charge and the Administration Charge. The Total Annualized Fees and Charges shown above is based on the Mortality & Expense Risk Charge for Level 1. If Purchase Payments were in a different level at any time during an Annuity Year, the total would be lower.
The Mortality & Expense Charges and the Administrative Charge are currently waived for Account Value allocated to the PSF PGIM Government Money Market Portfolio – Class III (also referred to as the Holding Account). This waiver may be withdrawn at any time including without advance notice.
The following table provides the range (minimum and maximum) of the total operating expenses charged by the Portfolios before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the Portfolio's average daily net assets.

TOTAL ANNUAL UNDERLYING PORTFOLIO MANAGEMENT FEES
	MINIMUM	MAXIMUM
Total Annual Underlying Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including operating expenses, distribution and/or service fees (12b-1 fees), and other expenses)	0.59%*	1.29%*
*These expenses do not include the impact of any applicable contractual waivers and expense reimbursements.
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UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
For the year ended December 31, 2020
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses

MFS® International Growth Portfolio – Service Class*	0.90%	0.14%	0.25%	0.00%	0.00%	0.00%	1.29%	0.16%	1.13%
MFS® Total Return Bond Series – Service Class	0.50%	0.04%	0.25%	0.00%	0.00%	0.00%	0.79%	0.00%	0.79%
MFS® Total Return Series – Service Class*	0.67%	0.04%	0.25%	0.00%	0.00%	0.00%	0.96%	0.10%	0.86%
MFS® Value Series – Service Class*	0.70%	0.04%	0.25%	0.00%	0.00%	0.00%	0.99%	0.03%	0.96%
PSF PGIM Government Money Market Portfolio – Class III	0.30%	0.04%	0.25%	0.00%	0.00%	0.00%	0.59%	0.00%	0.59%
*See notes immediately below for important information about this fund.

MFS® International Growth Portfolio – Service Class
Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.88% of the class' average daily net assets annually for Initial Class shares and 1.13% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2022.

MFS® Total Return Series – Service Class
Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.61% of the class' average daily net assets annually for Initial Class shares and 0.86% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2022.

MFS® Value Series – Service Class
Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.71% of the class' average daily net assets annually for Initial Class shares and 0.96% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2022.

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Expense Examples
These examples are intended to help you compare the cost of investing in the Annuity with the cost of investing in other Pruco Life annuities and/or other variable annuities. These costs include Annuity Owner transaction expenses, Insurance Charge annual expenses, and underlying Portfolio fees and expenses.
These examples assume that you invest $10,000 in the Annuity for the time periods indicated. One set of examples also assume that your investment has a 5% return each year, assumes the maximum fees and expenses of any of the Underlying Portfolios, and assumes that no Account Value was allocated to the Index Strategies. The other set of examples assumes that your investment has a 5% return each year, assumes the minimum fees and expenses of any of the Underlying Portfolios, and assumes that no Account Value was allocated to the Index Strategies. Although your actual costs may be higher or lower, based on these assumptions, your cost for B Series would be:

	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$964	$1,411	$1,783	$2,933
If you annuitize your annuity at the end of the applicable time period:	$264	$811	$1,383	$2,933
If you do not surrender your annuity at the end of the applicable time period:	$264	$811	$1,383	$2,933

	Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$893	$1,197	$1,427	$2,218
If you annuitize your annuity at the end of the applicable time period:	$193	$597	$1,027	$2,218
If you do not surrender your annuity at the end of the applicable time period:	$193	$597	$1,027	$2,218

THE EXAMPLES ARE FOR ILLUSTRATIVE PURPOSES ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. ACTUAL EXPENSES WILL BE DIFFERENT THAN THOSE SHOWN DEPENDING ON A NUMBER OF FACTORS, INCLUDING (1) WHETHER YOU DECIDE TO ALLOCATE ACCOUNT VALUE TO VARIABLE SUB-ACCOUNTS OTHER THAN THOSE WITH THE MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES; AND (2) THE IMPACT OF ANY CONTRACTUAL FEE WAIVERS OR EXPENSE REIMBURSEMENTS APPLICABLE TO UNDERLYING PORTFOLIOS.
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Condensed Financial Information
Because the Annuity is new, we have no condensed Variable Subaccount financial information to report. In the future, we will provide a table that shows selected information concerning Units for each Subaccount. A Unit is the share of participation that we use to calculate the value of your interest in a Subaccount.

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RISK FACTORS
Risks of Investing in the Variable Investment Subaccounts
You take all the investment risk for amounts allocated to one or more of the Variable Investment Subaccounts, which invest in Portfolios. If the Variable Investment Subaccounts you select increase in value, then your Account Value goes up; if they decrease in value, your Account Value goes down. How much your Account Value goes up or down depends on the performance of the Portfolios in which your Variable Investment Subaccounts invest.
Risk of Loss – Index Strategies
You take the investment risk for amounts allocated to one or more Index Strategies since the Index Credit is based upon the performance of the associated Index. You bear the risk of the negative Index Return in excess of the Buffer you choose except for any 100% Buffer Index Strategy where there is no risk of loss to you, should you stay allocated to the end of the Index Strategy Term. In the case of a multi-year Index Strategy Term, losses are measured over the entire Index Strategy Term from the Index Strategy Start Date to the Index Strategy End Date and may exceed the Buffer levels associated with the Index Strategy.
Risks Associated with the Indices
Because the S&P 500 ® Index, MSCI EAFE Index, Invesco QQQ ETF and iShares® Russel 2000 ETF are each comprised of a collection of equity securities, in each case the value of the component securities is subject to market risk, or the risk that market ups and downs may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. Market ups and downs can result from disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. In addition, the value of equity securities may increase or decline for reasons directly related to the issuers of the securities. Equity markets are subject to the risk that the value of the securities may fall due to general market and economic conditions. Market ups and downs may exist with these Indices, which means that the value of the Indices can change dramatically over a short period of time in either direction. When you allocate to an Index Strategy that is linked to the performance of one of the Indices, you are not investing in the Index.
With respect to the MSCI EAFE Index, international investing involves special risks not found in domestic investing, including political and social differences and currency fluctuations due to economic decisions. Emerging markets can be riskier than investing in well established foreign markets. The risks associated with investing on a worldwide basis include differences in the regulation of financial data and reporting, currency exchange differences, as well as economic and political systems differences.
When you allocate to an Index Strategy that is linked to the performance of an ETF you are not investing in the ETF. Index-based ETFs seek to track the investment results of a specific market index. Due to a variety of factors, including the fees and expenses associated with an ETF, an ETF’s performance may not fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index. This potential divergence between the ETF and the specific market index is known as tracking error. Although we believe that we will be viewed as the owner of the Index Strategy for tax purposes, there is no legal guidance to indicate how the IRS might view access to an ETF linked Index Strategy coupled with frequent transfers among investment options.
Effect of Interim Value
To determine the Interim Value, we apply a formula which does not reflect the actual performance of the applicable Index, but rather a determination of the value of hypothetical underlying investments at the time of the Interim Value calculation. This amount could be more or less than if you had held the Index Strategy for the full Index Strategy Term. It also means that you could have a negative performance, even if the value of the Index has increased at the time of the calculation. All withdrawals from an Index Strategy, including death benefit payments, transfers, annuitization and surrenders paid before the Index Strategy End Date will be based on the Interim Value. Withdrawals before an Index Strategy End Date could have adverse impacts even if the value of the Index has increased at the time of the calculation because an early withdrawal will not allow you to participate in the Index Return for the Index Strategy Term with your entire Index Strategy Base. If you withdraw Account Value allocated to an Index Strategy, the withdrawal will cause an immediate reduction to your Index Strategy Base in a proportion equal to the reduction in your Interim Value. A proportional reduction may be larger than the dollar amount of your withdrawal even if the value of the Index has increased. See “Impact of Withdrawals” below for additional information.
Impact of Withdrawals
If you withdraw Account Value allocated to an Index Strategy, the withdrawal will cause an immediate reduction to your Index Strategy Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions to your Index Strategy Base will negatively impact your Interim Value for the remainder of the Index Strategy Term and will result in a lower Index Credit on the Index Strategy End Date. Once your Index Strategy Base is reduced due to a withdrawal during any Index Strategy Term, it will not increase for the remainder of the Index Strategy Term.
Availability of Index Strategies will vary over time
Before allocating to an Index Strategy, you should determine the Index Strategies, Buffers, Cap Rates, Participation Rates and Step Rates available to you. We reserve the right to change Cap Rates and Buffers at any time. There is no guarantee that an Index Strategy will be available in the
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future. You should make sure the Index Strategies you select are appropriate for your investment goals. A change in Cap Rates may limit the Index Credit you receive. A change in Buffers may impact the amount of negative Index Credit applied to your Account Value.
Reallocation of Index Strategies
At the end of an Index Strategy Term for an Index Strategy, the amount allocated to that Index Strategy will be reallocated based upon your instructions we received in Good Order, or if none has been received in Good Order, automatically renew into the same Index Strategy unless the Index Strategy End Date would be after the Maximum Annuity Date. If the same Index Strategy is no longer available, the amount will be transferred into the Holding Account, and the amount may be transferred among the Variable Investment Subaccounts at any time or into another Index Strategy on the next Index Anniversary Date. You must provide instructions for reallocation in Good Order no later than the Index Anniversary Date. Failure to provide timely instructions may result in amounts being transferred into the Holding Account (if the existing Index Strategy no longer is available) which is allocated to the PSF PGIM Government Money Market Portfolio, and could remain in that Account for up to a year until your next Index Anniversary Date.
Limitation on Index Strategy Returns - Cap Rate
If you elect an Index Strategy with a Cap Rate, the Index Credit is limited by any applicable Cap Rate, which means that your Index Credit could be lower than if you had invested directly in a fund based on the applicable Index. The Cap Rate exists for the full term of the Index Strategy.
Substitution of an Index
We have the right to substitute a comparable index prior to the Index Strategy End Date if any Index is discontinued or if the calculation of an Index is substantially changed (such as a material change in the formula or method of calculating the Index). We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index and would notify you of any such substitutions. Upon substitution of an Index, we will calculate your Index Return on the replaced Index up until the date of substitution and the substitute Index from the date of substitution to the Index Strategy End Date. An Index substitution will not change your Index Strategy. The performance of the new Index may not be as good as the one that it substituted and as a result your Index Return may have been better if there had been no substitution. When we notify you of any substitution of an Index, we will also inform you of the potential impacts to your Index Credit. You may transfer your allocation in the impacted Index Strategy, at Interim Value, to the Variable Investment Subaccounts, where you may then use the funds to start a new Index Strategy on the next Index Anniversary Date.
Issuing Company
No company other than Pruco Life has any legal responsibility to pay amounts that Pruco Life owes under the Annuity. You should look to the financial strength of Pruco Life for its claims-paying ability. Amounts allocated to the Index Strategies are held in a non-registered, non-insulated separate account. These assets are subject to the claims of the creditors of Pruco Life and the benefits provided under the Index Strategies are subject to the claims paying ability of Pruco Life.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.

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INDEX STRATEGIES
The Annuity offers multiple Index Strategies which provide an Index Credit based on the Index Return of the underlying Index associated with the Index Strategy. The Index Credit is the amount you receive on an Index Strategy End Date based on the Index Return and the type of Index Strategy. The Index Credit may be positive or negative, which means you can lose Purchase Payments and prior earnings. You may allocate all or a portion of your Purchase Payments into one or more Index Strategies. The Index Strategies are not invested in any underlying Index. We do not guarantee the Index Credits for the Index Strategies. There is a risk of loss of your investment because the Index Strategy will be credited the negative Index Return in excess of the level of protection you selected through the Buffers.
We currently offer the following Index Strategies: Point-to-Point with Cap, Tiered Participation Rate and Step Rate Plus. These Index Strategies are explained below. Not all Index Strategies will be available with all Indices, Buffers, and in all available Index Strategy Terms. As a result of economic market conditions, or utilization of the Index Strategies, we reserve the right to add and remove Index Strategies at any time. Additions or removals would be effective with any newly issued contracts or upon reallocation for any existing contract holders Removals would not impact existing contract holders currently allocated to an Index Strategy prior to the Index Strategy End Date. You will receive a Reallocation Notice 30 days prior to your Index Anniversary Date. You must provide instructions for reallocation in Good Order (by any method allowable) no later than the Index Anniversary Date. The reallocation will be processed on the Index Anniversary Date. You will be able to make reallocation selections via mail, phone, or through online access. For currently available Options please see our website at www.prudential.com.
The minimum amount required to allocate to any Index Strategy is $2,000. There is no maximum amount that can be allocated to an Index Strategy. If you are allocating to an Index Strategy with an additional Purchase Payment, please note that we reserve the right to limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis.
Index Strategy Term
The Index Strategy Term is the time period allocated to each Index Strategy. The term begins on the Index Strategy Start Date and ends on the Index Strategy End Date. Index Strategy Terms of 1, 3, and 6 years are available and may vary based on the Index Strategy. The Index Strategy Start Date begins on the day you allocate funds to any Index Strategy, known as the Index Effective Date. The annual anniversary of this date is the Index Anniversary Date and will not change for the life of your contract. You may only allocate to an Index Strategy on an Index Anniversary Date.
Indices
Each Index Strategy references an Index that determines the Index Return used to compute the Index Credit. When you allocate to an Index Strategy that is linked to the performance of one of the Indices, you are not investing in the Index. We currently offer Index Strategies based on the following securities Indices:
S&P 500 ® Index, Price Return (SPX). The S&P 500 ® Index is comprised of 500 stocks considered representative of the overall market. An index is unmanaged and not available for direct investment.
MSCI EAFE Index, Price Return (MXEA). The MSCI EAFE Index measures the equity market performance of 22 developed market country indices located in Europe, Australasia and the Far East. An index is unmanaged and not available for direct investment.
Invesco QQQ ETF, Price Return (QQQ). The Invesco QQQ ETF is an exchange-traded fund that seeks to track the investment results of the NASDAQ-100 Index®. The Index includes the 100 largest non-financial companies listed on the Nasdaq® based on market cap.
iShares® Russell 2000 ETF, Price Return (IWM). The iShares® Russell 2000 ETF seeks to track the investment results of the Russell® 2000 Index, an index composed of small-capitalization U.S. equities. The Russell® 2000 Index measures the performance of the small capitalization sector of the U.S. equity market, as defined by FTSE Russell.
When you allocate to an Index Strategy that is linked to the performance of an ETF you are not investing in the ETF. Index-based ETFs seek to track the investment results of a specific market index. Due to a variety of factors, including the fees and expenses associated with an ETF, an ETF’s performance may not fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index. This potential divergence between the ETF and the specific market index is known as tracking error. Although we believe that we will be viewed as the owner of the Index Strategy for tax purposes, there is no legal guidance to indicate how the IRS might view access to an ETF linked Index Strategy coupled with frequent transfers among investment options.
Index Returns for Index Strategies linked to an ETF are based on the closing share price (price return) of each respective Index. Index Strategies linked to an ETF do not include dividends and other distributions declared by the Index.
See Appendix B for important information about the Indices.
BUFFERS
The Buffer limits the amount of negative Index Credit that may be applied to the Account Value allocated to an Index Strategy. We will declare Buffers that will be available on the Index Strategy Start Date for each Index Strategy.
The Annuity offers Index Strategies with 5%, 10%, 15%, 20%, and 100% Buffers. The Buffer is the amount of the protected negative return. Any negative Index Credits in excess of the Buffer reduces the Account Value allocated to the Index Strategy.

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POINT-TO-POINT WITH CAP INDEX STRATEGY
The Cap Rate is the maximum rate that may be credited to an Index Strategy for any given Index Strategy Term. A different Cap Rate may be declared for different Indices, Buffers and Index Strategy Terms. The Point-to-Point with Cap Index Strategy is available in 1, 3, and 6-year Terms.
If the Index Return is positive and equal to or greater than the Cap Rate, then the Index Credit is equal to the Cap Rate. If the Index Return is positive, but less than the Cap Rate, the Index Credit is equal to the Index Return.
If the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer.
EXAMPLES 1 AND 2
Cap: 12%; Buffer: 10%
•Upside potential equals 100% of the Index Return up to a Cap of 12%
i.Example 1: if the Index increased by 4%, an amount that is less than the Cap, the Index Credit would be 4%.
ii.Example 2: if the Index increased by 20%, which is greater than the Cap, the Index Credit would be 12%, which is equal to the Cap Rate.
•Partial downside protection is provided through the Buffer where Index losses within the Buffer are protected. Index losses that exceed the Buffer will result in a loss of Account Value.
i.Example 1: if the Index decreased by 4%, an amount within the Buffer, the Index Credit would be 0%, with no loss of Account Value.
ii.Example 2: if the Index decreased by 12%, which is greater than the 10% Buffer, there would be a loss of Account Value because the Index Credit would be -2%.
The initial Cap Rate applies to the initial Index Strategy Term. We will declare a Cap Rate for each subsequent Index Strategy Term. In some cases we may declare a Cap Rate for an Index Strategy as “uncapped” in which case the maximum Index Credit you may receive is equal to the Index Return, subject to the Buffer.
Subsequent Cap Rates may be higher or lower than the initial Cap Rate but will never be less than the Guaranteed Minimum Cap Rate. Subsequent Cap Rates may differ from the Cap Rates used for new contracts or for other contracts issued at different times. We will determine new Cap Rates on a basis that does not discriminate unfairly within any class of contracts. The Guaranteed Minimum Cap Rate may vary by Index Strategy Term. The Guaranteed Minimum Cap Rate equals 1.00% for a one-year Index Strategy Term, 5.00% for a three-year Index Strategy Term and 10.00% for a six-year Index Strategy Term.
STEP RATE PLUS INDEX STRATEGY
The Step Rate is the declared rate that will be credited to an Index Strategy for any given Index Strategy Term if the Index Return is between zero (including zero) and the declared Step Rate. When the Index Return is zero or positive, the Step Rate is the minimum amount of Index Credit that would be applied. The Participation Rate used in the Step Rate Plus Index Strategy is the percentage of an Index Return that may be credited if the Index Return exceeds the Step Rate. A Participation Rate only applies when the Index Return is positive and greater than the Step Rate.
If the Index Return is between zero (including zero) and the declared Step Rate, then the Index Credit is equal to the Step Rate. If the Index Return is greater than the Step Rate, the Index Credit is equal to the greater of the Index Return multiplied by the Participation Rate or the Step Rate. If the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer. The Step Rate Plus Index Strategies with 5% Buffers are not available in the State of Pennsylvania.
A different Step Rate and Participation Rate may be declared for different Indices, Buffers, and Index Strategy Terms.
EXAMPLES 1, 2 AND 3
Step Rate: 6%; Participation Rate: 90%; Buffer: 5%
•Upside potential equals the Step Rate if the Index Return is between 0% and the Step Rate. If greater than the Step Rate, the Index Credit is equal to the greater of the Index Return multiplied by the Participation Rate or the Step Rate.
o    Example 1: if the Index increased by 4%, an amount that is less than the Step Rate, the Index Credit would be 6% (the Step Rate).
o    Example 2: if the Index increased by 20%, which is greater than the Step Rate, the Index Credit would be the greater of 90% (the Participation Rate) of 20%, which is 18% or the Step Rate. In this Example, the Index Credit would be 18% as it is the greater value.
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o    Example 3: if the Index increased by 6.50%, which is greater than the Step Rate, the Index Credit would be the greater of 90% (the Participation Rate) of 6.50%, which is 5.85% or the Step Rate. In this Example, the Index Credit would be the Step Rate of 6% as it is the greater value.
•Partial downside is provided through the Buffer where Index losses within the Buffer are protected. Index losses that exceed the Buffer will result in a loss of Account Value.
o    Example 1: if the Index decreased by 4%, an amount within the Buffer, the Index Credit would be 0%, with no loss of Account Value.
o    Example 2: if the Index decreased by 12%, which is greater than the 5% Buffer, there would be a loss of Account Value because the Index Credit would be -7%.
There is no maximum amount of Index Credit with the Step Rate Plus Index Strategy.
The initial Step Rate and Participation Rate applies to the initial Index Strategy Term. We will declare new Step Rate and Participation Rate for each subsequent Index Strategy Term.
Subsequent Step Rates and Participation Rates may be higher or lower than the initial Step Rate and Participation Rate but will never be less than the Guaranteed Minimum Step Rate and Guaranteed Minimum Participation Rate. The Guaranteed Minimum Step Rate equals 1.00%. The Guaranteed Minimum Participation Rate will not be less than 60.00%. Subsequent Step Rates and Participation Rates may differ from the Step Rates and Participation Rates used for new contracts or for other contracts issued at different times. We will determine new Step Rates and Participation Rates on a basis that does not discriminate unfairly within any class of contracts.
TIERED PARTICIPATION RATE INDEX STRATEGY
The Participation Rate is the percentage of an Index Return that may be credited to an Index Strategy for any given Index Strategy Term. We will declare a 1st Tier Participation Rate, 2nd Tier Participation Rate, and a Tier Level at the start of each Index Strategy Term. The 1st Tier Participation Rate is used to calculate the Index Credit associated with any Index Return less than or equal to the declared Tier Level. The 2nd Tier Participation Rate is used to calculate the Index Credit associated with any Index Return greater than the declared Tier Level. A different Participation Rate and Tier Level may be declared for different Indices, Buffers, and Index Strategy Terms. Participation Rates only apply when the Index Return is positive. The Tiered Participation Rate Index Strategies with 5% Buffers are not available in the state of Pennsylvania.
If the Index Return is between zero and the declared Tier Level, then the Index Credit is equal to the Index Return multiplied by the Participation Rate for the 1st tier. If the Index Return is greater than or equal to the declared Tier Level, the Index Credit is the sum of the Tier Level Index Return multiplied by the Participation Rate for the 1st tier and the remaining Index Return multiplied by the Participation Rate for the 2nd tier. If the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer.
EXAMPLES 1 AND 2
1st Tier Participation Rate: 100%; 2nd Tier Participation Rate: 140%; Tier Level: 30%; Buffer: 10%
•Upside potential equals the Index Return multiplied by the Participation Rate associated with the Tier Level of 30%.
o    Example 1: if the Index increased by 28%, which is less than the Tier Level, the Index Credit would be 100% of the 28% increase, which would be 28%.
o    Example 2: if the Index increased by 68%, which is above the Tier Level, the Index Credit would be 100% of the first 30% increase plus 140% of the remaining 38% increase, which equals 83.2%.
•Partial downside protection is provided through the Buffer where index losses within the Buffer are protected. Index losses that exceed the Buffer will result in a loss of Account Value.
o    Example 1: if the Index decreased by 4%, an amount within the Buffer, the Index Credit would be 0%, with no loss of Account Value.
o    Example 2: if the Index decreased by 12%, which is greater than the 10% Buffer, there would be a loss of Account Value because the Index Credit would be -2%.
There is no maximum amount of Index Credit with a Tiered Participation Rate Index Strategy.
The initial Participation Rates and Tier Levels apply to the initial Index Strategy Term. We will declare new Participation Rates and Tier Levels for each subsequent Index Strategy Term.
Subsequent Participation Rates may be higher or lower than the initial Participation Rates but will never be less than the Guaranteed Minimum Participation Rate. The Guaranteed Minimum Participation Rate equals 100%. Subsequent Tier Levels may be higher or lower than the initial Tier Level but will never exceed the Guaranteed Maximum Tier Level. The Guaranteed Maximum Tier Level equals 35%.
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Subsequent Participation Rates and Tier Levels may differ from the Participation Rates and Tier Levels used for new contracts or for other contracts issued at different times. We will determine new Participation Rates and Tier Levels on a basis that does not discriminate unfairly within any class of contracts.
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VARIABLE INVESTMENT SUBACCOUNTS
In this section, we describe the Portfolios in which the Variable Subaccounts invest. Each Variable Subaccount invests in a Portfolio whose share price generally fluctuates each Valuation Day. The Portfolios that you select are your choice – we do not provide investment advice, nor do we recommend any particular Portfolio. Please consult with your Financial Professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Portfolios.
VARIABLE INVESTMENT SUBACCOUNTS
Each Variable Subaccount is a subaccount of Pruco Life Insurance Company Flexible Premium Variable Annuity Account (see “Information About the Insurance Company and Separate Accounts” for more detailed information). Each Subaccount invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The chart below provides a description of each Portfolio’s investment objective to assist you in determining which Portfolios may be of interest to you.
The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Subaccounts under the Annuity are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Subaccount. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios. There is no guarantee that any Portfolio will meet its investment objective. The current prospectus and statement of additional information for the underlying Portfolio can be obtained by calling 1-888-PRU-2888 or at www.prudential.com.
This Annuity offers a Portfolio managed by PGIM Investments LLC, an affiliated company of Pruco Life (“Affiliated Portfolio”) and Portfolios managed by companies not affiliated with Pruco Life ("Unaffiliated Portfolio"). Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Portfolio and the Unaffiliated Portfolios. Prudential Companies may receive revenue sharing payments from the Unaffiliated Portfolios. We consider the amount of these fees and payments when determining which Portfolios to offer through the Annuity. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more investment advisers or subadvisers that conduct day to day management. We have an incentive to offer Portfolios with certain investment advisers or subadvisers, either because the subadviser is a Prudential Company or because the investment adviser or subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those financial incentive factors in determining which Portfolios to offer under the Annuity. Pruco Life has selected the Portfolios for inclusion as investment options under this Annuity in Pruco Life’s role as the issuer of this Annuity, and Pruco Life does not provide investment advice or recommend any particular Portfolio. Please see "Additional Information" under the heading concerning "Fees and Payments Received by Pruco Life" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates. In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.
We may substitute one or more of the Subaccounts or terminate the availability of a Subaccount at any time. We would not do this without any necessary SEC and/or state regulatory approval. We will provide you specific notice in advance of any substitution we intend to make and the Subaccount(s) to which your affected Account Value would be transferred on the substitution date unless you made a different election before the substitution. We will also notify you if a Subaccount will no longer be available. Additionally, the Portfolios could undertake transactions that could limit or terminate their availability as investment options, including transactions to merge with another investment, or to liquidate. Any such transactions would be subject to applicable regulatory and/or shareholder approval. You will receive specific notice in advance of the merger or liquidation of a Portfolio, and we will explain how we will allocate future Purchase Payments directed to such a Portfolio in the absence of different allocation instructions from you. Any allocation we make in the absence of different allocation instructions from you would be subject to applicable regulatory guidance or approval.
The following table contains limited information about the Portfolios. Before selecting a Variable Subaccount, you should carefully review the summary prospectuses and/or prospectuses for the Portfolios, which contain details about the investment objectives, policies, risks, costs and management of the Portfolios. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudential.com.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER(S)/SUBADVISER(S)
MFS® International Growth Portfolio – Service Class	Seek capital appreciation.	Massachusetts Financial Services Company
MFS® Total Return Bond Series – Service Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
MFS® Total Return Series – Service Class	Seeks total return.	Massachusetts Financial Services Company
MFS® Value Series – Service Class	Seeks total return.	Massachusetts Financial Services Company
PSF PGIM Government Money Market Portfolio - Class III (formerly PSF Government Money Market Portfolio – Class III)	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages the PSF PGIM Government Money Market Portfolio of the Prudential Series Fund (PSF).
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INFORMATION ABOUT THE INSURANCE COMPANY AND SEPARATE ACCOUNTS
PRUCO LIFE INSURANCE COMPANY
Pruco Life Insurance Company (“Pruco Life”) is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York, and sells such products primarily through affiliated and unaffiliated distributors
No company other than Pruco Life has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit exceeds your current Account Value, you would rely solely on the ability of the issuing insurance company to make payments under the benefit out of its own assets. Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 (“Securities Act”) and Rule 159 thereunder, Pruco Life delivers this prospectus to current Owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current Owners while outside of the United States.
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
Pruco Life Insurance Company incorporates by reference into the prospectus its latest annual report on Form 10-K as of December 31, 2020 filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (“Exchange Act”) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. We will provide to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, 751 Broad Street, Newark, NJ 07102-3777
or by calling 1-888-PRU-2888. We file periodic reports as required under the Exchange Act. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see www.sec.gov). Our internet address is www.prudential.com.
FINANCIAL STATEMENTS
The financial statements of the separate accounts and Pruco Life Insurance Company are included in the Statement of Additional Information.
THE SEPARATE ACCOUNTS
The separate accounts are where Pruco Life sets aside and invests the assets supporting the Annuity. The assets of each separate account are held in the name of Pruco Life, and legally belong to us. We will maintain assets in each separate account with a total market value at least equal to the cash surrender value and other liabilities we must maintain related to the Annuity obligations supported by such assets. The obligations under the Annuity are those of Pruco Life, which is the issuer of the Annuity and the depositor of the separate accounts. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.
Pruco Life Insurance Company Flexible Premium Variable Annuity Account
The assets supporting obligations based on allocations to the Subaccounts are held in Subaccounts of Pruco Life Insurance Company Flexible Premium Variable Annuity Account, also referred to as “Pruco Life Variable Annuity Account”. Pruco Life Variable Annuity Account assets that are held in support of the Subaccount are kept separate from all our other assets and may not be chargeable with liabilities arising out of any other business we may conduct. Thus, income, gains and losses from assets allocated to Pruco Life Variable Annuity Account are credited to or charged against Pruco Life Variable Annuity Account, without regard to other income, gains or losses of Pruco Life or any other of our separate accounts.
Pruco Life Variable Annuity Account was established by us pursuant to Arizona law on June 16, 1995. Pruco Life Variable Annuity Account also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Pruco Life Variable Annuity Account.
Pruco Life Variable Annuity Account consists of multiple Subaccounts. Each Subaccount invests only in a single mutual fund or mutual fund portfolio. The name of each Subaccount generally corresponds to the name of the Portfolio. Each Subaccount in Pruco Life Variable Annuity Account may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuity issued by us through Pruco Life Variable Annuity Account. Pruco Life Variable Annuity Account is registered with the SEC under the Investment Company Act of 1940 (“Investment Company Act”) as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Pruco Life Variable Annuity Account. We may offer new Subaccounts, eliminate Subaccounts, or combine Subaccounts at our sole discretion. We may also close Subaccounts to additional Purchase Payments on existing annuities or close Subaccounts for annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If investment in the Portfolios or a particular Portfolio is no longer possible, or in our discretion becomes
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inappropriate for purposes of the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment Portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
Values and benefits based on allocations to the Subaccounts will vary with the investment performance of the underlying mutual funds or fund Portfolios, as applicable. We do not guarantee the investment results of any Subaccount. Your Account Value allocated to the Subaccounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.
Index Strategies Separate Account
Assets supporting the Index Strategies are held in a non-insulated, non-unitized separate account established under Arizona law. These assets are subject to the claims of the creditors of Pruco Life and the benefits provided under the Index Strategies are subject to the claims paying ability of Pruco Life.
An Owner does not have any interest in or claim on the assets in the Separate Account. In addition, neither an Owner nor amounts allocated to the Index Strategies participate in the performance of the assets held in the Separate Account.
We are not obligated to invest according to specific guidelines or strategies except as may be required by Arizona and other state insurance laws.
The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our General Account and are subject to our claims paying ability. In the Payout Stage, assets supporting annuity payments are held in the General Account. Assets in the General Account are not segregated for the exclusive benefit of any particular contract or obligation. General Account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The General Account is subject to regulation and supervision by the Arizona Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
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FEES, CHARGES AND DEDUCTIONS
In this section, we provide detail about the charges you incur if you own the Annuity.
The charges under the Annuity are designed to cover, in aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge (as described in the "Insurance Charge" subsection of this section) if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under the Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.
With regard to charges that are assessed as a percentage of the value of the Subaccounts, please note that such charges are assessed through a reduction to the Unit Value of your investment in each Subaccount, and in that way reduce your Account Value. A “Unit” refers to a share of participation in a Subaccount used to calculate your Account Value prior to the Annuity Date. There are no explicit charges for the Index Strategies.
Contingent Deferred Sales Charge (“CDSC”): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. The CDSC percentages are shown under “Summary of Contract Fees and Charges” earlier in this prospectus.
With respect to a partial withdrawal, we calculate the CDSC by assuming that any available Charge Free Withdrawal Amount is taken out first (see “Charge Free Withdrawal Amounts” later in this prospectus). If the Charge Free Withdrawal Amount is not sufficient, we then assume that any remaining amount of a partial withdrawal is taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (such as gains), as described in the examples below.
EXAMPLES
These examples are designed to show you how the CDSC is calculated. They do not take into account any other fees and charges. The examples illustrate how the CDSC would apply to reduce your Account Value based on the timing and amount of your withdrawals. They also illustrate how a certain amount of your withdrawal, the “Charge Free Withdrawal Amount,” is not subject to the CDSC. The Charge Free Withdrawal Amount is equal to 10% of all Purchase Payments currently subject to a CDSC in each year and is described in more detail in “Access to Account Value,” later in this prospectus.
Assume you purchase your Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity.
Example 1
Assume the following:
▪four years after the purchase, your Account Value is $85,000 (your Purchase Payment of $75,000 plus $10,000 of investment gain);
▪the Charge Free Withdrawal Amount is $7,500 (10% of $75,000);
▪the applicable CDSC is 5%.
If you request a withdrawal of $50,000, $7,500 is not subject to the CDSC because it is the Charge Free Withdrawal Amount. The remaining amount of your withdrawal is subject to the 5% CDSC. The CDSC in this example is 5% of $42,500, or $2,125.
Gross Withdrawal or Net Withdrawal. You can request either a gross withdrawal or a net withdrawal. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC as well as any applicable tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC as well as any applicable tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount. As a result, for the same dollar amount request for a gross withdrawal or a net withdrawal, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.
▪If you request a gross withdrawal of $50,000, the amount of the CDSC will reduce the amount of the withdrawal you receive. In this case, the CDSC would equal $2,125 (($50,000 – the Charge Free Withdrawal Amount of $7,500 = $42,500) x 0.05 = $2,125). You would receive $47,875 ($50,000 – $2,125). To determine your remaining Account Value after your withdrawal, we reduce your initial Account Value by the amount of your requested withdrawal. In this case, your Account Value would be $35,000 ($85,000 – $50,000).
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▪If you request a net withdrawal of $50,000, we first determine the entire amount that will need to be withdrawn in order to provide the requested payment. We do this by first subtracting the Charge Free Withdrawal Amount and dividing the resulting amount by the result of 1 minus the early withdrawal fee. Here is the calculation: $42,500/(1 – 0.05) = $44,736.84. This is the total amount to which the CDSC will apply. The amount of the CDSC is $2,236.84. Therefore, in order to for you to receive the full $50,000, we will need to deduct $52,236.84 from your Account Value, resulting in remaining Account Value of $32,763.16.
Example 2
Assume the following:
•you took the withdrawal described in Example 1 above as a gross withdrawal;
•two years after the withdrawal described above, the Account Value is $48,500 ($35,000 of remaining Account Value plus $13,500 of investment gain);
•the Charge Free Withdrawal Amount is $7,500; and
•the applicable CDSC in Annuity Year 6 is now 3%.
If you now take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the Charge Free Withdrawal Amount for that year. The remaining $2,500 is subject to the 3% CDSC or $75 and you will receive $9,925.
On the day that we process your request for a withdrawal, we calculate a CDSC based on any Purchase Payments not previously withdrawn. If your Account Value has declined in value, or if you had made prior withdrawals that reduced your Account Value, the dollar amount of your requested withdrawal may represent, as a percentage of the Purchase Payments being withdrawn, a dollar amount that is greater than your Account Value.
To determine if CDSC applies to a partial withdrawal, we first determine if all Purchase Payments have been previously withdrawn. If so, no CDSC applies. If not:
1.First determine what, if any, amounts qualify as a Charge Free Withdrawal. These amounts are not subject to CDSC.
2.Next determine what, if any, remaining amounts are in excess of the Charge Free Withdrawal Amount. These amounts will be treated as withdrawals of Purchase Payments. These amounts may be subject to CDSC. Purchase Payments are withdrawn on a first-in, first-out basis.
3.Withdraw any remaining amounts from any other Account Value (including gains). These amounts are not subject to CDSC.
CDSC is waived under the following circumstances, including but not limited to:
•The Charge Free Withdrawal Amount - withdrawals equal to or less than the stated Charge Free Withdrawal Amount
•Beneficiary Continuation Option distributions
•RMD - as calculated by us, even those taken during the first contract year, and distributed through a program/process we support.
•Required distributions from a Beneficiary Annuity that we calculate, even those taken during the first contract year, and distributed through a program/process we support.
•Medically-Related Surrenders (MRS) - based on the Owner meeting the following conditions (or Annuitant if entity owned): a) terminally ill or b) confinement to a medical facility for 90 consecutive days following the Issue Date (State variations may apply).
i.We define a medical facility as a facility recognized as a hospital or a long-term care facility or that is a nursing home facility with a 24-hour RN or LPN who controls all prescribed medications and daily medical records.
ii.We define terminal illness as a condition which death results in 2 years for 80% of diagnosed cases.
iii.We allow for partial Medically Related Surrenders - we reserve the right in the contract to cap at a cumulative maximum of $500K per life, though this is not currently enforced.
iv.There is no cap on total Payments, i.e. the amount of Purchase Payments will not cause an Owner to be eligible for the waiver.
We will not discriminate unfairly between Annuity purchasers with respect to any CDSC waivers.
Tax Charge: Some states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We reserve the right to deduct the tax from Purchase Payments when received, from Surrender Value upon surrender, or from Account Value upon Annuitization. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%. We may assess a charge against the Subaccounts and the Index Strategies equal to any taxes which may be imposed upon the Separate Accounts. “Surrender Value” refers to the Account Value less any applicable CDSC and any applicable Tax Charges.
We will pay company income taxes on the taxable corporate earnings created by the Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the Tax Charges you may pay under the Annuity. We will periodically review
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the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charges you pay under the Annuity. We reserve the right to change these tax practices.
Insurance Charge: The Insurance Charge is charged daily based on the annualized rate shown in the “Summary of Contract Fees and Charges” for the amount of Purchase Payments in your Annuity on each Valuation Day allocated to the Variable Investment Subaccounts. On any Valuation Day, your Purchase Payments will equal the sum of all Purchase Payments prior to the application of any fees, charges, or Tax Charges applied to your Annuity less all withdrawals taken from your Annuity, which includes withdrawals you take from the Annuity as Required Minimum Distributions. Currently, we offer two levels of the Insurance Charge depending on whether your Purchase Payments are less than $1,000,000, or equal to or greater than $1,000,000 on any Valuation Day. If your Purchase Payments are less than $1,000,000, you will pay a higher Insurance Charge at that time than you would pay if your Purchase Payments were $1,000,000 or more.
The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under each Annuity and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge covers the mortality and expense risk and administration charges. Furthermore, the charge also compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, quarterly account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. The charge is not applicable to any allocations to the Index Strategy Options.
Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are assessed against each Portfolio’s net assets and reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the summary prospectuses and prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888.
ANNUITY PAYMENT OPTION CHARGES
If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Account Value of your Annuity when you elect to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a Tax Charge may apply.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies or reduce the portion of the Insurance Charge that is deducted as an administration charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.
Under the selling agreements, cash compensation in the form of commissions is paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made. Commissions and other cash compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account(s).
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VALUING YOUR INVESTMENT AND INTERIM VALUE OF INDEX STRATEGIES
PROCESSING AND VALUING TRANSACTIONS
Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days that the NYSE is closed. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
▪trading on the NYSE is restricted;
▪an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
▪the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
VALUING THE VARIABLE INVESTMENT SUBACCOUNTS
When you allocate Account Value to a Variable Investment Subaccount, you are purchasing Units of the Variable Investment Subaccount. Each Variable Investment Subaccount invests exclusively in shares of a Portfolio. The value of the Units fluctuates with the market ups and downs of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge.
Each Valuation Day, we determine the price for a Unit of each Variable Investment Subaccount, called the “Unit Price”. The Unit Price is used for determining the value of transactions involving Units of the Variable Investment Subaccounts. The Unit Price for each Variable Subaccount is the net investment factor for that Valuation Period, multiplied by the Unit Price for the immediately preceding Valuation Day. The Unit Price for a Valuation Period applies to each Valuation Day in the Period. The net investment factor is an index that measures the investment performance of and charges assessed against, a Variable Subaccount from one Valuation Period to the next. See Appendix D for calculation of net investment factor. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Variable Investment Subaccount as of the Valuation Day. There may be several different Unit Prices for each Variable Investment Subaccount to reflect the Insurance Charge. The Unit Price for the Units you purchase will be based on the total charges that apply to your Annuity.
Example
Assume you allocate $5,000 to a Variable Investment Subaccount. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Variable Investment Subaccount. Assume that later, you wish to transfer $3,000 of your Account Value out of that Variable Investment Subaccount and into another Variable Investment Subaccount. On the Valuation Day you request the transfer, the Unit Price of the original Variable Investment Subaccount has increased to $16.79 and the Unit Price of the new Variable Investment Subaccount is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Variable Investment Subaccount at the Unit Price of $17.83. You would then have 168.255 Units of the new Variable Investment Subaccount.
INTERIM VALUE OF INDEX STRATEGIES
On each Valuation Day during the year, other than the Index Strategy Start Date and Index Strategy End Date, each Index Strategy is valued using an Interim Value. The Interim Value is used to calculate amounts available for withdrawal (including systematic withdrawals), surrender, transfer, annuitization or payment of a death claim. The Interim Value also is used to determine how much the Index Strategy Base will be reduced after a transfer or withdrawal.
The Interim Value is also included in the Account Value and Surrender Value to reflect the amount in the applicable Index Strategy prior to the Index Strategy End Date. The Interim Value reflects the value of each Index Strategy taking into account the current price of the underlying Index, the time remaining until the Index Strategy End Date, and the current value of the investments we have made to fund our obligations under the Index Strategy. The Interim Value is an estimate of the current value of fixed income and derivative instruments we could purchase to assure our ability to meet our obligations to the Owner at an Index Strategy End Date. We use a portfolio of fixed income instruments and derivatives to replicate our obligations to calculate Index Credit for the Index Strategies. These derivatives are valued using the Black-Scholes Model. There are many external factors that may impact the Interim Value including changes in the Indices, changes in the interest rate environment, and volatility.
The Interim Value assesses the fair value of the assets allocated to the Index Strategy (Index Strategy Base) plus the current value of the portfolio of options utilized to replicate the performance of these Index Strategies.
The Interim Value for the applicable Index Strategy is equal to (1) + (2) where:
(1) is the fair value of the Index Strategy Base on the Valuation Day the Interim Value is calculated.
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(2) is the current value of replicating the portfolio of options
1.The fair value of the Index Strategy Base is meant to represent the market value of the investments supporting each Index Strategy.
The Market Value Index Rate will apply on a uniform basis for a class of Owners in the same Index Strategy and will be administered in a uniform and non-discriminatory manner.
The Market Value Index Rate is the Bloomberg Barclays U.S. Intermediate Credit Index rate. The Bloomberg Barclays U.S. Intermediate Credit Index is the rate for the maturity using a set duration. The duration is set to represent the duration of the investments supporting the Index Strategy and may not match the actual length of the Index Strategy.
If the Bloomberg Barclays U.S. Intermediate Credit Index yield is not published for a particular day, then we will use the yield on the next day it is published. If the Bloomberg Barclays U.S. Intermediate Credit Index yield is no longer published, or is discontinued, then we may substitute another suitable method for determining this component of the Market Value Index Rate.
2.Current value of replicating the portfolio of options – We utilize a fair market value methodology to value replicating the portfolio of options that support this product.
For each Index Strategy, we solely designate and value options, each of which is tied to the performance of the Index associated with the Index Strategy. We use derivatives to provide an estimate of the gain or loss on the Index Strategy Base that could occur at the end of the Index Strategy Term. This estimate also reflects the impact of the Cap Rate, Participation Rate, Tier Level, Step Rate and Buffer at the end of the Index Strategy Term as well as the estimated cost of exiting the replicating options prior to the Index Strategy End Date. The valuation of the options is based on standard methods for valuing derivatives and based on inputs from third party vendors. The methodology used to value these options is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives. Any variance between our estimated fair value price and other estimated or actual prices may be different from Index Strategy type to Index Strategy type and may also change from day to day.
See Appendix B for additional information regarding the Interim Value calculation.
EXAMPLE
Index Effective Date: 12/2/2019
Purchase Payment: $150,000
Allocated to:
•33% 1-Year Step Rate Plus; S&P 500; Step Rate 5%; Participation Rate 90%; Buffer 5%
•33% 3-Year Point-to-Point Cap Rate; S&P 500; Cap Rate 75%; Buffer 10%
•34% 6-Year Tiered Participation Rate; S&P 500; Tier 1 100%; Tier 2 140%; Tier Level 30%; Buffer 10%
Note on examples: months are assumed to have 30 days and years are assumed to have 365 days.

On the Index Effective Date
	Step Rate Plus	Point-to- Point Cap Rate	Tiered Part Rate
Index Strategy Term (in months)	12	36	72
Months elapsed since Index Strategy Start Date	0	0	0
Index Strategy Base	$49,500	$49,500	$51,000
Buffer	5%	10%	10%
Index Strategy rate	5%	75%	100%/140%
Months until Index Strategy End Date	12	36	72
Market Index Rate on Index Strategy Start Date	2.00%	5.00%	8.00%
Starting Index Value	1,000
Total Account Value	$150,000

Index Return is Negative
Months elapsed since Index Strategy Start Date	9	9	9
Time Remaining in Index Strategy Term (in months)	3	27	63
Index Value on Calculation Date	800
Index Return on Calculation Date	-20%
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	3.00%	6.00%	9.00%
1. Fair Value of Index Strategy Base	$48,496.25	$46,847.82	$45,813.71
2. Options value	$(7,401.540)	$(6,166.880)	$(5,753.380)

Interim Value for each Strategy (1+2)	$41,094.71	$40,680.95	$40,060.33
Total Account Value		$121,835.99

Index Return is Positive
Months elapsed since Index Strategy Start Date	9	9	9
Time Remaining in Index Strategy Term (in months)	3	27	63
Index Value on Calculation Date	1200
Index Return on Calculation Date	20%
Market Index Rate	3.00%	6.00%	9.00%
1. Fair Value of Index Strategy Base	$48,496.25	$46,847.82	$45,813.71
2. Options value	$8,887.29	$10,009.66	$13,519.43

Interim Value for each Strategy (1+2)	$57,383.54	$56,857.49	$59,333.14
Total Account Value	$173,574.17
The following Examples are applicable in Pennsylvania.
EXAMPLE
Index Effective Date: 12/2/2019
Purchase Payment: $150,000
Allocated to:
1. 33% 1-Year Point-to-Point Cap Rate; S&P 500; Cap Rate 17%; Buffer 10%
2. 33% 3-Year Point-to-Point Cap Rate; S&P 500; Cap Rate 75%; Buffer 10%
3. 34% 6-Year Tiered Participation Rate; S&P 500; Tier 1 100%; Tier 2 140%; Tier Level 30%; Buffer 10%
Note on examples: months are assumed to have 30 days and years are assumed to have 365 days.

On the Index Effective Date
	Point-to-Point Cap Rate	Point-to- Point Cap Rate	Tiered Part Rate
Index Strategy Term (in months)	12	36	72
Months elapsed since Index Strategy Start Date	0	0	0
Index Strategy Base	$49,500	$49,500	$51,000
Buffer	10%	10%	10%
Index Strategy rate	17%	75%	100%/140%
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Months until Index Strategy End Date		12	36	72
Market Index Rate on Index Strategy Start Date		2.00%	5.00%	8.00%
Starting Index Value		1,000
Total Account Value		$150,000

Index Return is Negative
Months elapsed since Index Strategy Start Date		9	9	9
Time Remaining in Index Strategy Term (in months)		3	27	63
Index Value on Calculation Date		800
Index Return on Calculation Date		-20%
Market Index Rate on Calculation Date		3.00%	6.00%	9.00%
1.	Fair Value of Index Strategy Base	$49,082.84	$47,199.12	$45,965.59
2.	Options value	$(5,155.19)	$(6,166.88)	$(5,753.38)
Interim Value for each Strategy (1+2)		$43,927.65	$41,034.24	$40,212.21
Total Account Value			$125,174.10
The Index Strategy Rate may differ depending on the Index Strategy, which is further outlined in Appendix A.

Index Return is Positive
Months elapsed since Index Strategy Start Date		9	9	9
Time Remaining in Index Strategy Term (in months)		3	27	63
Index Value on Calculation Date		1200
Index Return on Calculation Date		20%
Market Index Rate		3.00%	6.00%	9.00%
1.	Fair Value of Index Strategy Base	$49,082.84	$47,199.12	$45,965.59
2.	Options value	$7,583.70	$10,009.66	$13,519.43
Interim Value for each Strategy (1+2)		$56,666.54	$57,208.78	$59,485.02
Total Account Value		$173,360.34
The Index Strategy Rate may differ depending on the Index Strategy, which is further outlined in Appendix A.

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PURCHASING YOUR ANNUITY
DESIGNATION OF OWNER, ANNUITANT, AND BENEFICIARY
Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.
▪Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if both Owners instruct us in a written form that we find acceptable to allow one Owner to act independently on behalf of both Owners we will permit one Owner to do so. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the “Glossary of Terms” for a complete description of the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse). We accept as entity Owners the following Nonqualified entities: corporations, limited liability companies, non-profit organizations and partnerships.
▪Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent or Joint Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. For a Beneficiary Annuity, instead of an Annuitant there is a “Key Life” which is used to determine the annual required distributions. If an Annuitant who is not an Owner predeceases any Owner who is a natural person, not an entity: (a) if a Joint Annuitant is designated and alive, the Joint Annuitant becomes the Annuitant; (b) if no Joint Annuitant is designated and alive, the designated Contingent Annuitant becomes the Annuitant; (c) If no Contingent Annuitant is designated or alive, the Owner becomes the Annuitant; or (d) If no Joint Annuitant or Contingent Annuitant is designated or alive and there are multiple Owners who are natural persons, the oldest of such Owners becomes the Annuitant.
▪Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If the Beneficiary dies after the death of the decedent, but before the Death Benefit proceeds are paid, the Death Benefit proceeds will be payable to the Beneficiary’s estate upon our receipt of Due Proof of Death of the decedent. If no Beneficiary is alive when the Death Benefit proceeds are determined or there is no Beneficiary designation, the Death Benefit proceeds will be paid to you or your estate. For an Annuity that designates a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuity, instead of a Beneficiary, the term “Successor” is used. If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract, unless you elect an alternative Beneficiary designation.
Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the annuity, we must receive the application, in Good Order, before the oldest of the Owner(s) and Annuitant(s) turns 86 years old. If you purchase a Beneficiary Annuity, the maximum issue age is 85 based on the Key Life. The broker-dealer firm through which you are purchasing an Annuity may impose a younger maximum issue age than what is described above – check with the broker-dealer firm for details. The “Annuitant” refers to the natural person upon whose life annuity payments payable to the Owner are based.
REQUIREMENTS FOR PURCHASING THE ANNUITY
We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. The current limitations, restrictions and standards are described below. We may change these limitations, restrictions and standards in the future.
Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered Additional Purchase Payments. Unless we agree otherwise and subject to our rules, the Annuity has a required minimum initial Purchase Payment of $25,000.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to the Annuity including any other Annuity you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to the Annuity and all other Annuity owned by the new Owner would equal or exceed that $1,000,000 threshold. We may limit additional Purchase Payments under other circumstances, as explained in “Additional Purchase Payments,” below.
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Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, surrenders, total withdrawals, death benefits, or Annuity payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life by wiring funds through your Financial Professional’s broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.
Once we accept your application, we allocate your Purchase Payment, upon receipt, in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Index Strategies and Variable Investment Subaccounts.
We are required to allocate your initial Purchase Payment within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.
With respect to your initial Purchase Payment that is pending investment in our Separate Accounts, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to market ups and downs during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. Once your purchase is approved by the firm, we will process your initial Purchase Payment as described above. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer’s funds at the customer’s request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors.
Allocation of Purchase Payments
Initial Purchase Payment(s)
Issuance of an Annuity represents our acceptance of an initial Purchase Payment. You may allocate your initial Purchase Payment(s) to any combination of Variable Investment Subaccounts and Index Strategies. Allocations must be made in whole percentages and must equal 100%.
You can elect on your application 1) to start your Index Strategies on the Issue Date, 2) defer the portion of your initial Purchase Payment you intend to allocate to any Index Strategy for 30 days or 3) defer your initial Purchase Payment to a specified date or 4) a date in the future. Upon receipt of all paperwork we require in Good Order and the initial Purchase Payment, if you elect to defer your allocation to the Index Strategies for 30 days, that portion of your initial Purchase Payment will be allocated to the Holding Account. The Account Value in the Holding Account will then be reallocated to the Index Strategies you selected on the application, using the Index Strategy rates in effect on the Issue Date. If you elect to defer to a specific date or date in the future, the portion of your initial Purchase Payment for the Index Strategies will be allocated to the Holding Account, or Variable Subaccounts of your choosing, and reallocated to the Index Strategies you select on the date provided, or when a request is made to the Service Center, using the current Index Strategy rates applicable at that time if more than 30 days from the Issue Date. If there is no Account Value allocated to the Holding Account, no transfer to the Index Strategies and/or the Variable Subaccounts will occur.
If the Index Effective Date is not a Valuation Day, the initial index value for the Index Effective Date will be the following Valuation Day that the Index is calculated and published.
An Index Effective Date can be any calendar date except February 29th.
If you choose to only allocate your initial Purchase Payment to Variable Investment Subaccounts and not elect allocation to the Index Strategies (either at contract issue or 30 days after), you can transfer to the Index Strategies at a future date of your choosing, which would then establish the Index Effective Date and subsequent Index Anniversary Date.
Subsequent Purchase Payment(s)
Subsequent Purchase Payments received on an Index Anniversary Date may be used to start a new Index Strategy. Subsequent Purchase Payment(s) received between an Index Strategy Start Date and Index Strategy End Date will be allocated to the Variable Investment Subaccounts as instructed by the Owner. If you do not provide any instructions, the subsequent Purchase Payment(s) will be placed in the Holding Account. The
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Purchase Payment(s) may be transferred to an Index Strategy on the next Index Anniversary Date or may be transferred among the available Variable Investment Subaccounts at any time. See Reallocation/Transfer Guidelines in the “Managing Your Account Value” section below.
Holding Account. The Holding Account is the PSF PGIM Government Money Market Subaccount. The Holding Account will be used for additional Purchase Payments received between Index Anniversaries if you provided no other instructions for the Purchase Payment in any other available Variable Investment Subaccount. Since you may only allocate to the Index Strategies on Index Anniversaries, additional Purchase Payments will remain in the Holding Account (or Variable Investment Subaccount(s) of your choosing) until an Index Anniversary Date where they may be reallocated to the Index Strategies.
Rate Hold. Cap Rates, Participation Rates, and Step Rates will be held for 30 days from contract issue. This rate hold only applies if you chose to wait the 30 days to allocate to the Index Strategies.
Additional Purchase Payments: The minimum amount allocable to any Index Strategy is $2,000, and the minimum amount allocable to any Variable Investment Subaccount is $20. Currently you may make additional Purchase Payments, provided that the payment is at least $100 ($50 minimum for electronic funds transfer (“EFT”) purchases).
You may make additional Purchase Payments, at any time before the earlier of (i) the Annuity Date and (ii) the oldest Owner’s 86th birthday (the Annuitant’s 86th birthday, if the Annuity is owned by an entity). We will allow Purchase Payments at least prior to the first anniversary of the Issue Date regardless of the oldest Owner’s age, unless otherwise required by applicable law or regulation to maintain the tax status of the Annuity. No additional Purchase Payments are allowed if the Annuity is held as a Beneficiary Annuity. We will apply any additional Purchase Payment as of the Valuation Day that we receive it at our Service Office in Good Order. If you have not provided allocation instructions with an additional Purchase Payment, we will allocate the Purchase Payment to the Holding Account. We may limit, restrict, suspend or reject any additional Purchase Payments.
We reserve the right to limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis.
When you purchase the Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future. Depending on the tax status of your Annuity (e.g., if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see “Tax Considerations” for additional information on these contribution limits.
Additional Purchase Payments may also be limited if the total Purchase Payments under the Annuity and other Annuity equals or exceeds $1,000,000.00, as described in more detail in the “Initial Purchase Payment” section above. Should you request a transaction that would leave less than the minimum Variable Subaccount amount or the minimum Index Strategy amount, we may, to the extent permitted by law, add the balance of your Account Value in the applicable Allocation Option to the transaction and close out your balance in the Allocation Option.
RIGHT TO CANCEL
You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid. If the Annuity is a replacement contract, you may cancel your Annuity using the same method within thirty days beginning on the date the contract is received by the owner, or any longer period as may be required by applicable law in the state where the contract is delivered or issued for delivery.
Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or Tax Charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal and state income tax withholding. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments.
SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic fund transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic fund transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.
Scheduled Transactions: Scheduled transactions include Systematic Withdrawals, Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Variable Investment Subaccounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Variable Investment Subaccounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.
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Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for partial withdrawals or Charge Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing and Valuing Transactions”
“Beneficiary” Annuity
You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, except in the event that the decedent’s account is an existing Prudential Beneficiary Annuity, subject to the following requirements. You may transfer the proceeds of the decedent’s account into the Annuity described in this prospectus and receive distributions that are required by the tax laws.
Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent’s death, using Table 1 in IRS Publication 590-B. We do not assess a CDSC (if applicable) on distributions from your Annuity if you are required by law to take such distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate and is paid out through a program of systematic withdrawals that we make available.
For IRAs and Roth IRAs, distributions must begin by December 31st of the year following the year of the decedent’s death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 701/2 (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 701/2 after such date). However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in “Tax Considerations”.
For nonqualified Annuities, distributions must begin within one year of the decedent’s death. For additional information regarding the tax considerations applicable to Beneficiaries of a nonqualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in “Tax Considerations”.
You may take withdrawals in excess of your required distributions; however such withdrawals may be subject to the Contingent Deferred Sales Charge. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Total Insurance Charge.
The Annuity provides a Death Benefit upon death, and you may name “successors” who may receive the Death Benefit as a lump sum. Please note the following additional limitations for a Beneficiary Annuity:
▪No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.
▪You may not annuitize the Annuity; no annuity options are available.
▪You may participate only in the following programs: Systematic Withdrawals.
▪You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.
▪If the Annuity is funded by means of transfer from another Beneficiary Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
▪The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in the Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.
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▪If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
▪If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.
Speculative Investing: Do not purchase the Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing the Annuity, you represent and warrant that you are not using the Annuity, or any of its optional benefits, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant. You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuity to grantor trusts with more than two grantors.
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MANAGING YOUR ANNUITY
CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order which will be effective upon receipt at our Service Office. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based.
As of the Valuation Day we receive an ownership change, including an assignment, any systematic investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office. Some of the changes we will not accept include, but are not limited to:
▪a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;
▪a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;
▪a new Annuitant prior to the Annuity Date if the Owner is an entity;
▪a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of Spousal Continuation;
▪any permissible designation change if the change request is received at our Service Office after the Annuity Date;
▪a new Owner or Annuitant that is a certain ownership type, including but not limited to endowments, or grantor trusts with more than two grantors; and
▪a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.
If there is a change of Owner or Annuitant, the Latest Annuity Date will be based on the age of the oldest Owner or Annuitant once the change is made. The Annuity Date must: (a) be on or after the Earliest Annuity Date and on or before the new Latest Annuity Date; and (b) must be consistent with applicable laws and regulations at the time.
Unless designated as "irrevocable", you may instruct us to change the Beneficiary. An irrevocable Beneficiary is one whose written consent is needed before you can change the Beneficiary or exercise certain other rights.
In general, you may change the Owner, Annuitant and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant, Joint Annuitant or Contingent Annuitant. We accept assignments of nonqualified Annuities only.
An Owner may seek to transfer ownership of the Annuity, subject to the interest of any assignee or beneficiary of record. We assume no responsibility for the validity or tax consequences of any change of ownership.
We reserve the right to reject any proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
▪a company(ies) that issues or manages viatical or structured settlements;
▪an institutional investment company;
▪an Owner with no insurable relationship to the Annuitant, Joint Annuitant, or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or
▪a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
We will implement this right on a non-discriminatory basis and to the extent allowed by state law but are not obligated to process your request within any particular timeframe.
Death Benefit Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the Return of Purchase Payments Death Benefit will no longer apply to the new Owner or Annuitant and the amount of the Death Benefit will be equal to the Account Value on the date we receive Due Proof of Death unless otherwise specified in the “Death Benefits” section of the prospectus.
Spousal Designations
If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract. Note that any division of your Annuity due to divorce will be treated as a
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withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the Owner and the non-Owner ex-spouse. The non-Owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new Owners. Please consult with your tax adviser regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing any spousal benefits for a civil union partner or domestic partner.
Contingent Annuitant
Where the Annuity is held by a Custodial Account, an account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”) the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Death Benefit will be payable. If the Contingent Annuitant is the spouse, then the spouse may elect to receive the Death Benefit or continue the Annuity. If the Contingent Annuitant spouse elects to continue the Annuity, the Death Benefit payable will equal the Death Benefit described in the Spousal Continuation section of the Death Benefits section of this prospectus. See “Spousal Continuation of Annuity” in “Death Benefits” for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.
Joint Annuitant
Generally, if a Nonqualified Annuity is owned by an entity and the entity has named a Joint Annuitant, the Death Benefit will payable upon the death of the first Annuitant. Unless we agree otherwise, the Annuity is only eligible to have a Joint Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); or (2) an entity described in Code Section 72(u)(1) (or any successor Code Section thereto).
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MANAGING YOUR ACCOUNT VALUE
REALLOCATIONS/TRANSFER GUIDELINES
You may transfer Account Value between Variable Investment Subaccounts at any time, subject to the restrictions outlined below. On each Index Anniversary Date, you may reallocate Account Value allocated to Variable Investment Subaccounts and any Index Strategy(ies) that has reached an Index Strategy End Date into any available Index Strategy.
You will receive a Reallocation Notice 30 days prior to your Index Anniversary Date. You must provide instructions for reallocation in Good Order (by any method allowable) no later than the Index Anniversary Date. The reallocation will be processed on the Index Anniversary Date. You will be able to make reallocation selections via mail, phone, or through online access.
You may not reallocate to an Index Strategy where the Index Strategy End Date is after your Maximum Annuity Date. If there is less than one year until the Maximum Annuity Date, reallocations can only be made to the Variable Investment Subaccounts. If you have not provided instructions for any Account Value in an Index Strategy that would extend beyond the Maximum Annuity Date, we will transfer that Account Value to the Holding Account using the Interim Value, if applicable.
The minimum required amount allocated to any Index Strategy is $2,000. The minimum required amount allocated to any Variable Investment Subaccount is $20.
You may transfer out of an Index Strategy before the Index Strategy End Date, but you will do so at the Interim Value of the Index Strategy. See “Interim Value” for more information. The funds transferred from an Index Strategy before the Index Strategy End Date may only be transferred to Variable Investment Subaccounts or the Holding Account. If you wish to transfer to another Index Strategy, after transferring to the Variable Investment Subaccounts or the Holding Account, you must wait until the next Index Anniversary Date.
The Interim Value rules do not apply in the following situations.

From Account	To Account	Any Time	Index Strategy End Date Only
Variable Investment Subaccount (including Holding Account)	Variable Investment Subaccount (including Holding Account)	X
Variable Investment Subaccount (including Holding Account)	Index Strategy		X
Index Strategy	Variable Investment Subaccount (including Holding Account)		X
Index Strategy	Index Strategy		X
Default Reallocations/Transfers
If you do not respond to the Reallocation Notice, any Index Strategy that has reached an Index Strategy End Date will automatically renew into the same Index Strategy. If the same Index Strategy is no longer available, the funds associated with the closed Index Strategy will be transferred to the Holding Account, where they may be allocated among the Variable Investment Subaccounts or into another Index Strategy on the next Index Anniversary Date.
We reserve the right to stop offering any Index Strategy at any time.
Restrictions on Transfers between Variable Investment Subaccounts
You may transfer Account Value between Variable Investment Subaccounts subject to the restrictions outlined below. Transfers are not subject to taxation on any gain.
Frequent transfers among Variable Subaccounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a portfolio manager to manage a portfolio’s investments. Frequent transfers may cause the portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio’s Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
▪With respect to each Subaccount (other than the Holding Account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Subaccount, and within 30 calendar days thereafter
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transfer (the “Transfer Out”) all or a portion of that amount into another Subaccount, then upon the Transfer Out, the former Subaccount becomes restricted (the “Restricted Subaccount”). Specifically, we will not permit subsequent transfers into the Restricted Subaccount for 90 calendar days after the Transfer Out if the Restricted Subaccount invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Subaccount invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs; (ii) do not count any transfer that solely involves the Holding Account; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
▪We reserve the right to effect transfers on a delayed basis for all Annuities in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Subaccounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.
If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.
There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund Portfolios available to them. Since some Owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Variable Investment Subaccounts that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all Owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional) and will not waive a transfer restriction for any Owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners (including an Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Subaccount investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Subaccount. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.
FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
If you have provided the necessary authorization on the application for your Annuity, the individual who signed the application for your Annuity may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Variable Investment Subaccounts and Index Strategies. We refer to this person as your Financial Professional. We will follow all instructions received from authorized persons in the order in which we receive them. If your Financial Professional has this authority, we deem that all such transactions that are directed by your Financial Professional, as applicable, with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Variable Investment Subaccounts and Index Strategies available for transfers or allocation of Purchase Payments by such Financial Professional. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions.
Please Note: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between Variable Investment Subaccounts that are discussed in the section below titled “Restrictions on Transfers Between Variable Investment Subaccounts.” We may also
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require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our website (www.prudential.com). Limitations that we may impose on your Financial Professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on his or her own behalf, except as otherwise described in this prospectus.
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ACCESS TO ACCOUNT VALUE
TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
During the Savings Stage you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct any Tax Charge that applies. If a withdrawal is taken from an Index Strategy before the Index Strategy End Date, the withdrawal will be based on the Interim Value. See “Interim Value” for more information. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Charge Free Withdrawals.” Unless you notify us differently as permitted, partial withdrawals will be deducted first from any Variable Investment Subaccounts on a proportional basis. Only when the Variable Investment Subaccounts have been depleted will any remaining withdrawal amount be deducted from the Index Strategies, also on a proportional basis. The Owner can also request self-directed withdrawals from Variable Investment Subaccounts and Index Strategies of their choosing. Each of these types of distributions is described more fully below.
PARTIAL WITHDRAWALS AND INTERIM VALUE OF INDEX STRATEGIES
Any time a partial withdrawal occurs between Index Strategy Start and End Dates, the Index Strategy Base will be reduced in the same proportion that the total withdrawal reduced the Interim Value. A proportional reduction in your Index Strategy Base could be larger than the dollar amount of the withdrawal when the Index Strategy Base is greater than the Interim Value. Here are examples where the Index Strategy Base is less than the Interim Value and then exceeds the Interim Value:
Example 1:
Index Strategy Start Date: 9/1/2019
Index Strategy Base: $50,000

Withdrawal Date: 3/1/2020
Interim Value: $70,000
Withdrawal: $50,000 gross

Withdrawal divided by Interim Value: $50,000 / $70,000 = 71.429%
Index Strategy Base Adjustment Amount: $50,000 x 71.429% = $35,714.29
Index Strategy Base after Withdrawal: $50,000 - $35,714.29 = $14,285.71

Example 2:
Index Strategy Base: $14,285.71

Withdrawal Date: 5/1/2020
Interim Value: $14,000
Withdrawal: $14,000 gross

Withdrawal divided by Interim Value: $14,000 / $14,000 = 100%
Index Strategy Base Adjustment Amount: $14,285.71 x 100% = $14,285.71
Index Strategy Base after Withdrawal: $0

TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITY
Prior to Annuitization
For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any “gain” in your Annuity and second as a return of your “cost basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59 1/2, you may be subject to a 10% tax in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.
During Annuitization
During Annuitization, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a Section 1035 exchange or other qualifying transfer.
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There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.
CHARGE FREE WITHDRAWAL AMOUNTS
The Charge Free Withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Charge Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Charge Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a Charge Free Withdrawal during an Annuity Year, you are not allowed to carry over the Charge Free Withdrawal amount to the next Annuity Year.
▪The Charge Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Charge Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity.
▪You can also make partial withdrawals in excess of the Charge Free Withdrawal amount. The minimum partial withdrawal you may request is $100.
Example. This example assumes that no withdrawals have previously been taken.
On January 3rd, to purchase your Annuity, you make an initial Purchase Payment of $25,000.
On January 3rd of the following calendar year, you make a subsequent Purchase Payment to your Annuity of $10,000.
•Because in Annuity Year 1 your initial Purchase Payment of $25,000 is still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your Charge Free Withdrawal amount in Annuity Year 1 equals $25,000 × 0.10, or $2,500.
•Because in Annuity Year 2 both your initial Purchase Payment of $25,000 and your subsequent Purchase Payment of $10,000 are still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your Charge Free Withdrawal amount in Annuity Year 2 equals $25,000 × 0.10, plus $10,000 × 0.10, or $2,500 + $1,000 for a total of $3,500.
To determine if a CDSC applies to partial withdrawals, we first determine if you have previously withdrawn all Purchase Payments. If so, no CDSC applies. If you have not previously withdrawn all Purchase Payments, we:
1.First determine what, if any, amounts qualify as a Charge Free Withdrawal. These amounts are not subject to the CDSC.
2.Next determine what, if any, remaining amounts are in excess of the Charge Free Withdrawal amount. These amounts will be treated as withdrawals of Purchase Payments, as described in “Fees, Charges and Deductions – Contingent Deferred Sales Charge (“CDSC”)” earlier in this prospectus. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis.
3.Withdraw any remaining amounts from other Surender Value.
Your withdrawal will include the amount of any applicable CDSC. You can request a partial withdrawal as either a “gross” or “net” withdrawal. In a “gross” withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. Therefore, you may receive less than the dollar amount you specify. In a “net” withdrawal, you request a withdrawal for an exact dollar amount, with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Account Value. Therefore, a larger amount may be deducted from your Account Value than the amount you specify. If you do not provide instruction on how you want the withdrawal processed, we will process the withdrawal as a gross withdrawal. We will deduct the partial withdrawal from your Account Value in accordance with your instructions.
SYSTEMATIC WITHDRAWALS DURING THE SAVINGS STAGE
Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Systematic withdrawals can be made from your Account Value allocated to the Variable Investment Subaccounts or Index Strategies. Please note that systematic withdrawals may be subject to any applicable CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal. In addition, systematic withdrawals taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please see “Interim Value” for more information. Any time a systematic withdrawal occurs before the Index Strategy End Date, the Index Strategy Base will also be reduced in the same proportion that the total withdrawal reduced the Interim Value.
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The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
In the absence of instructions, systematic withdrawals will be taken on a proportional basis from all Variable Investment Subaccounts until the Variable Investment Subaccounts have been depleted, and then they will be taken proportionally from all the Index Strategies.
SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE
If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% additional tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as nonqualified Annuities, the Code may provide a similar exemption from additional tax under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC. In addition, systematic withdrawals under Sections 72(t)/72(q) taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please see “Interim Value” for more information. Any time a systematic withdrawal occurs before the Index Strategy End Date, the Index Strategy Base will also be reduced in the same proportion that the total withdrawal reduced the Interim Value. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% additional tax.
Please note that if a withdrawal under Sections 72(t) or 72(q) is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will implement the withdrawal on the last Valuation Day prior to December 25th of that year.
REQUIRED MINIMUM DISTRIBUTIONS
Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans. In addition, Required Minimum Distribution withdrawals taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please see “Interim Value” for more information. Any time a Required Minimum Distribution withdrawal occurs before the Index Strategy End Date, the Index Strategy Base will also be reduced in the same proportion that the total withdrawal reduced the Interim Value.
The amount of the Required Minimum Distribution for your particular situation may depend on other Annuity, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
If you choose to take your Required Minimum Distribution from this Annuity, unless we receive other instructions from you, we will take each Required Minimum Distribution first on a proportional basis from the Variable Investment Sub-Accounts in which your Account Value is allocated. Once the Account Value in all Variable Investment Sub-Accounts has been depleted, we will deduct any remaining Required Minimum Distribution on a proportional basis from the Index Strategy in which you have Account Value allocated. If the amount of the Required Minimum Distribution reduces your Account Value below $2,000, we may treat the distribution as a full Surrender of the Annuity. After the Annuity Date, we will view the annuity payments as your Required Minimum Distributions with respect to the Annuity.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code.
In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.
Please note that if a Required Minimum Distribution is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the Required Minimum Distribution on the last Valuation Day prior to December 25th of that year.
See “Tax Considerations” for a further discussion of Required Minimum Distributions.
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Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.
We generally pay any early withdrawal request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.
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SURRENDERS
SURRENDER VALUE
During the Savings Stage you can surrender your Annuity at any time and will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable CDSC, and any applicable Tax Charges.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. We will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Options” later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.
Your Surrender Value taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please see “Interim Value” for more information.
MEDICALLY-RELATED SURRENDERS
Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event” as described below (a “Medically-Related Surrender”). The availability and requirements of such a surrender and waiver may vary by state.
If you request a full surrender under the Medically Related Surrender provision, the amount payable will be your Account Value as of the date we receive, in Good Order, your request to surrender your Annuity. For a Medically-Related Surrender taken from an Index Strategy before the Index Strategy End Date, the surrender will be based on the Interim Value. Although a CDSC will not apply to qualifying Medically-Related Surrenders, please be aware that a withdrawal from the Annuity before you have reached age 59½ may be subject to a 10% additional tax and other tax consequences – see “Tax Considerations” later in this prospectus.
This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
▪If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;
▪If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
▪If the Owner is one or more natural persons, all such Owners must also be alive at such time;
▪We must receive satisfactory proof of the Owner’s (or the Annuitant’s if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;
▪No additional Purchase Payments can be made to the Annuity; and
▪Proceeds will only be sent by check or electronic fund transfer directly to the Owner.
We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under the Annuity and any other Annuity we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A “Contingency Event” occurs if the Owner (or Annuitant if entity-owned) is:
▪first confined in a “Medical Care Facility” after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Office; or
▪first diagnosed as having a “Fatal Illness” after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.
“Fatal Illness” means a condition (a) diagnosed by a licensed physician; and (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. “Medical Care Facility” means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically necessary in-patient care, which is (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records. This waiver is not currently available in California and Massachusetts.

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ANNUITY OPTIONS
Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option. We currently make annuity options available that provide fixed annuity payments only. Fixed annuity payments provide the same amount with each payment. You must annuitize your entire Account Value; partial Annuitizations are not allowed. If you annuitize between Index Anniversary Dates, your annuity payments taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. See “Interim Value” for more information.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first, the Maximum Annuity Date, and no earlier than the earliest permissible Annuity Date. Your choice of Annuity Date and Annuity Option may be limited, depending on your use of the Annuity. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the annuity options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). You may change your choices up to 30 days before the Annuity Date. We must receive your request in Good Order.
If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.
On the Annuity Date we apply the Account Value, less any applicable Tax Charges, to the Annuity Option you select. If you have not selected an Annuity Option, the default Annuity Option will be Option 1 with a certain period of 120 months (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables).
If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.
Once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option and you may no longer receive the Death Benefits as described below. See the “Death Benefits” section of this prospectus.
Please note that you may not annuitize under one of the Fixed Annuity Options within the first three Annuity Years (except as otherwise specified by applicable law).
For Beneficiary Annuity, no annuity payments are available and all references to Annuity Date are not applicable.
Fixed Annuity Options
We currently make annuity options available that provide fixed annuity payments only.
Option 1
Life Income Annuity Option with a Period Certain - Under this option, income is payable equally monthly, quarterly, semiannually, or annually for the Annuitant’s life or a period certain, subject to our then current rules, whichever is longer. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the annuity option becomes effective, as computed under applicable IRS tables, is less than 10 years. In addition, for qualified annuities, the period certain option may be limited to 10 years or less depending on the circumstances. If in these instances the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Option 2
Joint Life Annuity Option - Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
Other Annuity Options We May Make Available
At the Annuity Date, we may make available other annuity options not described above. However, Options 1 and 2 above will always remain available. The additional options we currently offer are:
▪Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are
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made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.
▪Joint Life Annuity Option with a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. If the Annuitants’ joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.
▪Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen (the “period certain”), up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the annuity option becomes effective, as computed under applicable IRS tables). The annuity payments may be made equally monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies before the end of the period certain, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.
For qualified annuities, the period certain option may be limited to 10 years or less depending on the circumstances. We reserve the right to cease offering any of these other annuity options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity options. If there is a misstatement of age or sex on which life annuity rates are calculated and we have to make a correction/adjustment to prior payments, we will use an interest rate of 6% to remedy any underpayments and, for overpayments, 6% will be deducted from future amounts payable by us under your Annuity.
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DEATH BENEFITS
TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
The Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If a Contingent Annuitant was designated before an Annuitant’s death and the Annuitant dies, and the Contingent Annuitant is the spouse, then the spouse Contingent Annuitant may choose to become the Annuitant and continue the contract, in which case a Death Benefit will not be paid,or elect to receive the Death Benefit. If a Nonqualified Annuity is owned by an entity (for example, a non-natural person), the Death Benefit is payable upon the first Annuitant’s death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”. A Death Benefit is payable only if your Account Value at the time of the decedent’s death is greater than zero. Death claims taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. See “Interim Value” for more information.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue the Annuity to grantor trusts with more than two grantors. If co-grantors are named, the second grantor may be designated as Joint Annuitant. If a non-Annuitant co-grantor passes away, then the Death Benefit will not be payable.
We determine the amount of the Death Benefit as of the date we receive Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.
Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus under “Payment of Death Benefits” below.
After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the Holding Account. However, between the date of death and the date that we transfer any remaining Death Benefit to the Holding Account, the amount of the Death Benefit is subject to market ups and downs (net of the Insurance Charge).
COMMON DISASTER -- If an Owner and a Beneficiary die in a common disaster, it must be proved to our satisfaction that the Owner died first and the Beneficiary survived the Owner(s) (or Annuitant if entity owned) by at least 30 days. In this situation, the Death Benefit proceeds will be payable to the Beneficiary’s estate upon our receipt of Due Proof of Death of the Decedent. When there is insufficient evidence to determine the order of death, then, unless prohibited by law, we will deem the Owner to have survived the Beneficiary.
If: (a) the Owner is an entity; (b) no Contingent Annuitant or Joint Annuitant has been designated, we will deem the Annuitant to be the last survivor and pay the proceeds to any remaining Beneficiary, or if none, to any remaining contingent Beneficiary, or if none, to the Owner.
THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT
The Annuity provides a Death Benefit called the Return of Purchase Payments Death Benefit and will be attached to your Annuity contract once issued.
The amount of the death benefit under the Return of Purchase Payments Death Benefit is equal to the greater of:
▪The Return of Purchase Payments Amount, defined below; AND
▪The Account Value on the date we receive Due Proof of Death.
Calculation of the Return of Purchase Payments Amount
Initially, the Return of Purchase Payment amount is equal to the sum of all Purchase Payments allocated to the Annuity on its Issue Date. Thereafter, the Return of Purchase Payments Amount is:
▪Increased by additional Purchase Payments allocated to the Annuity, and
▪Reduced for any partial withdrawals. A withdrawal will cause a proportional reduction to the Return of Purchase Payments Amount equal to the ratio of the amount of the withdrawal to the Account Value immediately prior to the withdrawal.
The proportional reduction in the Return of Purchase Payments Amount could be less or greater than the actual withdrawal based upon the level of the Account Value. If the Account Value exceeds the Return of Purchase Payments Amount prior to the withdrawal, then the impact on the Return of Purchase Payments Amount would be less than the reduction in the Account Value. If the Return of Purchase Payments Amount exceeds the Account Value prior to the withdrawal, then the impact on the Return of Purchase Payments Amount would exceed the reduction in the Account Value. This is outlined in the below examples.
Example 1:
Return of Purchase Payments Amount: $100,000
Gross Withdrawal: $18,000
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Account Value at time of Withdrawal: $118,000
Return of Purchase Payments Amount Reduction Percent for Withdrawal: 15.25% ($18,000/$118,000)
Return of Purchase Payments Amount after Withdrawal: $84,750 ($100,000 - 15.25%)

Example 2:
Return of Purchase Payments Amount: $100,000
Gross Withdrawal: $18,000
Account Value at time of Withdrawal: $90,000
Return of Purchase Payments Amount Reduction Percent for Withdrawal: 20% ($18,000/$90,000)
Return of Purchase Payments Amount after Withdrawal: $80,000 ($100,000 - 20%)
EXCEPTIONS TO THE RETURN OF PURCHASE PAYMENT AMOUNT: There are certain exceptions to the amount of the Death Benefit under the Return of Purchase Payments Death Benefit.
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death. Although we do not currently limit the Death Benefit to the Account Value, if we decide to do so, the beneficiaries designated under your Annuity would receive an amount equal to the Account Value and not an amount equal to the greater of the Return of Purchase Payment amount and the Account Value.
▪Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.
SPOUSAL CONTINUATION OF ANNUITY
Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment ("Spousal Continuation") subject to our rules and subject to our receipt of Due Proof of Death. The Account Value (which may be based on the Interim Value for amounts held in the Index Strategies) as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Account Value will be allocated to the Variable Investment Subaccounts on a proportional basis or to the Holding Account if no Variable Investment Subaccounts have value. The spouse may transfer to any of the Variable Investment Sub-accounts at any time or to a new Index Strategy on the next Index Anniversary Date. No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any additional Purchase Payments applied after the date the continuance is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.
Upon Spousal Continuation, the Account Value is increased to the Return of Purchase Payment Amount, if greater.
Subsequent to Spousal Continuation, the amount of the Death Benefit will be equal to the Account Value on the date we receive Due Proof of Death.
We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately. Spousal continuation is only permitted once under the Annuity.
PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options – Annuity owned by Individuals (not associated with Tax-Favored Plans)
Except in the case of a Spousal Continuation as described above, upon your death, certain distributions must be made under the Non-Qualified Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent’s death before the Annuity Date, the Death Benefit must be distributed:
▪within five (5) years of the date of death (the “five-year deadline”); or
▪as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. If we do not receive instructions on where to send the payment within five-years of the date of death, the funds will be escheated.
▪If the Beneficiary is the surviving spouse of the Owner, the spouse may elect to continue the Annuity.
If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed as a lump sum payment.
The Owner may elect the method of payment to each Beneficiary, subject to our then current rules, prior to the date of death of the decedent. When no such election is made as to a specific Beneficiary, such Beneficiary must elect the method of payment within 60 days of the date we receive all
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required documentation in Good Order in order to pay the Death Benefit to that Beneficiary. If no election is made within 60 days, the default will be distribution within five years of the date of death of the decedent as noted in (a) above. If the Beneficiary is the surviving spouse of the owner, the spouse may elect to continue the Annuity under (c) above.
The Owner may elect to have any amount of the proceeds due to a Beneficiary applied under any of the Annuity Options described in the “Annuity Payment Options” section, or any other option we then make available. If you make such an election, a Beneficiary may not alter such an election. However, if you have not previously made such an election, a Beneficiary may make such an election as to the proceeds due that Beneficiary. The Beneficiary will be the “measuring life” for determining the amount of any annuity payments dependent on the continuation of life. We may require evidence satisfactory to us of the age of the measuring life prior to commencement of any annuity payments.
In the event of death on or after the Annuity Date, we distribute any payments due subsequent to an Owner’s or Annuitant’s death at least as rapidly as under the method of distribution in effect as of the date of such Owner’s or Annuitant’s death.
Alternative Death Benefit Payment Options – Annuity Held by Tax-Favored Plans
Upon your death under an IRA or Roth IRA, any remaining interest must be distributed in accordance with federal income tax requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)). The post-death distribution requirements under prior law continue to apply in certain circumstances.
•Prior law. Under prior law, if an IRA owner dies prior to the required beginning date, the remaining interest must be distributed (1) within 5 years after the death (the “5-year rule”), or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”). If the IRA owner dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).
•The new law. Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).
Instead of taking distributions under the new 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed with 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the IRA owner was alive could continue to be made under that method after the death of the IRA owner. However, under the new law, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the new post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, the new post-death distribution requirements generally do not apply if the IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the
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designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an IRA owner who died prior to 2020.
•Spousal continuation. Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA. The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
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TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may establish an advisory fee deduction program for a qualified or non-qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable to the Annuity Owner. Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a non-qualified Annuity to be treated as not taxable. Advisory fee deduction programs are not permitted if the Annuity is commission based or has a living benefit. Charges for investment advisory fees that are taken from a qualified or non-qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Services (“IRS”). In accordance with the PLR, advisory fee payments from your non-qualified Annuity are treated as an expense as long as your advisor attests to Prudential that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to the 10% additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.
Taxes on Annuity Payments
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If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $12,750 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this additional tax if:
▪the amount is paid on or after you reach age 59½;
▪the amount is paid on or after your death (or the death of the Annuitant when the owner is not an individual);
▪the amount received is attributable to your becoming disabled (as defined in the Code);
▪generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% additional tax); or
▪the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction, as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before
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August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:
▪As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.
▪Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts.
▪Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.
After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
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Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant’s death in certain instances) under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts Nonqualified Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:
▪Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;
▪Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;
▪A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
▪H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
▪Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);
▪Section 457 plans (subject to 457 of the Code).
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A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. Go to www.irs.gov for the contribution limits for each year. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
▪You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);
▪Your rights as Owner are non-forfeitable;
▪You cannot sell, assign or pledge the Annuity;
▪The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);
▪The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date); and
▪Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
▪A 10% early withdrawal additional tax described below;
▪Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
▪Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
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▪If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution limit and compensation limit.
▪SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
▪SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch up contribution amount. These amounts are indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.
ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
▪Contributions to a Roth IRA cannot be deducted from your gross income;
▪“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
▪If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.
Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax).
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:
▪Your attainment of age 59½;
▪Your severance of employment;
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▪Your death;
▪Your total and permanent disability; or
▪Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date), or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional benefits that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional benefits.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Distributions Upon Your Death for a Qualified Annuity
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Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The information provided below applies to Owners who die after 2019. For Owner deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
•If you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).
Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence by December 31st of the year after your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of 18 and any remaining interest must be distributed with 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
•Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
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For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
10 % Additional Tax for Early Withdrawals from a Qualified Annuity You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this additional tax if:
▪the amount is paid on or after you reach age 59½ or die;
▪the amount received is attributable to your becoming disabled; or
▪generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
▪For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and
▪For all other distributions, we will withhold at a 10% rate.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
CARES Act impacts. In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans. While most provisions applied only to 2020, certain items impact future years as well.
Waiver of Required Minimum Distributions (RMDs) for 2020. The requirement to take minimum distributions from defined contribution plans and IRAs was waived for 2020. For deaths occurring before 2020, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year. The 1-year election rule for life expectancy payments by an eligible beneficiary is also extended by 1 year so that for a 2019 death, the election for a lifetime payout can be made by December 31, 2021.
Withdrawals from Employer Plans and IRAs, including Roth IRAs. Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs. The relief applies to such distributions made at any time on or after January 1, 2020 and before December 31, 2020 and permits recontribution of such distribution to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
Plan Loans. Relief is provided with respect to plan loans taken by any “qualified individual” (as defined by federal tax law) who is affected by the coronavirus in that the due date for any repayment on a loan that otherwise is due between March 27, 2020 (the date of enactment) and December 31, 2020, would be delayed for one year. This also would extend the maximum loan period (normally five years).
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of
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the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse if legally married. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
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ADDITIONAL INFORMATION
Reserved Rights
In addition to rights specifically reserved elsewhere in this Annuity, we reserve the right to perform any or all of the following: (a) combine Variable Subaccount with other Variable Subaccounts; (b) combine the Variable Separate Account(s) shown in the Annuity Schedule with other "unitized" separate accounts; (c) combine the Index Strategies Separate Account with other “non-unitized,” “non-insulated” separate accounts; (d) deregister the Variable Separate Account(s) shown in the Annuity Schedule under the Investment Company Act; (e) operate the Variable Separate Account(s) shown in the Annuity Schedule as a management investment company under the Investment Company Act or in any other form permitted by law; (f) make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act, the Exchange Act, the Investment Company Act, or any changes to the Securities and Exchange Commission’s interpretation thereof; (g) make changes that are necessary to maintain the tax status of your Annuity, any optional benefit, amendment or endorsement attached hereto or any charge or distribution from your Annuity under the Code; (h) to establish a provision for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account; (i) make any changes required by Federal or state laws with respect to annuity contracts; and (j) to the extent dictated by any underlying mutual fund, impose a redemption fee or restrict transactions within any Variable Subaccount. We reserve the right to modify this Annuity without receiving your prior consent, except as may be required by any applicable law, if we are required to make changes necessary to comply with state regulatory requirements, Internal Revenue Service ("IRS") requirements or other federal requirements.
We may eliminate Variable Subaccounts, restrict or prohibit additional allocations to certain Variable Subaccounts, or substitute one or more new underlying mutual funds or Portfolios for the one in which a Variable Subaccount is invested in which case any reference to proportional allocations would include only those Variable Subaccounts that do not restrict or prohibit additional allocations. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for any other reason. We would obtain any regulatory prior approval. If an Index is no longer available to us, or if the manner by which the Index is determined substantially changes, we will substitute a comparable Index. We would obtain any required regulatory prior approval. We will notify you and any assignee of the substitution.
Claims of Creditors
To the extent permitted by law, no payment or value under this Annuity is subject to the claims of your creditors or those of any other Owner, any Annuitant, or any Beneficiary.
Deferral of Transactions
We may defer any annuity payment for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any annuity payout for more than thirty days, we will pay interest as required by state law. We may defer any distribution from any Allocation Option or any transfer from Allocation Options for a period not to exceed seven calendar days from the date the transaction is effected.
Facility of Payment
Subject to applicable law, we reserve the right, in settlement of full liability, to make payments to a guardian, conservator or other legal representative if a payee is legally incompetent.
Tax Reporting and Withholding
Events giving rise to such tax reporting and withholding include, but are not limited to: (a) annuity payments; (b) payment of Death Benefits; (c) other distributions from the Annuity; and (d) transfers and assignments.
Service Providers
Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2020, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
Guidehouse	Claim related services	150 North Riverside Plaza, Suite 2100, Chicago, IL 60606
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
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Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
Venio Systems LLC	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
Cyber Security Risks. We provide information about cyber security risks associated with the Annuity in the Statement of Additional Information.
WHAT IS THE LEGAL STRUCTURE OF THE PORTFOLIOS?
Each underlying Portfolio is registered as an open-end management investment company, or series thereof, under the Investment Company Act. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Subaccounts invest. However, under current SEC rules, you have voting rights in relation to Account Value allocated to the Subaccounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Subaccount. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and toward the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of Owners who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Subaccounts or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Subaccounts, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Subaccount whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Material Conflicts
In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance policy owners and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:
(1)changes in state insurance law;
(2)changes in federal income tax law;
(3)changes in the investment management of any Variable Investment Subaccount; or
(4)differences between voting instructions given by variable life insurance policy owners and variable annuity contract owners.
Fees and Payments Received by Pruco Life
As detailed below, Pruco Life and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Subaccounts” earlier in this prospectus.
We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the advisers of the underlying Portfolios or their affiliates (not the Portfolios), which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however,
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this amount may be equal to an annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2020, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from $1,500 to $246,998.00. These amounts relate to all individual variable annuity contracts issued by Pruco Life or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuity contracts or life insurance policies offered by different Prudential business units.
WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE?
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Unadjusted Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The
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amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists below include the names of the Firms and Entities that we are aware (as of December 31, 2020) received compensation with respect to our annuity business generally during 2020 (or as to which a payment amount was accrued during 2020). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2020 retrospective depiction. During 2020, non-cash compensation received by Firms and Entities ranged from $37.46 to $3,298,342.95. During 2020, cash compensation received by Firms ranged from $4.40 to $12,514,361.56.
All of the Firms and Entities listed below received non-cash compensation during 2020. In addition, Firms in bold also received cash compensation during 2020.

1st Global Capital Corp.	CFD Investments, Inc.	MML Investors Services, Inc.
3 Mark Financial Texas, Inc.	Chesapeake Brokerage, LLC.	Money Concepts Capital Corp.
Aaron Advantage Agency	Citigroup Global Markets Inc.	Morgan Stanley Smith Barney
Advantage Insurance Network, Inc.	Citizens Securities, Inc.	National Securities Corp.
Advisor Group	COMERICA SECURITIES, INC.	New York Life Insurance Company
Advisors Excel, LLC	Commonwealth Financial Network	Newbridge Securities Corp.
Aegon Transamerica	Concord Financial Advisors	Next Financial Group, Inc.
AimcoR Group	Crown Capital Securities, L.P.	OneAmerica Securities, Inc.
AIP Marketing Alliance, Inc.	Crump	OPPENHEIMER & CO, INC.
ALHA	CUNA Brokerage Svcs, Inc.	Packerland Brokerage Svcs,Inc
Allegis Insurance Agency, Inc.	CUSO Financial Services, L.P.	Park Avenue Securities, LLC
Allianz	David Lerner and Associates	Parkland Securities
Allstate Financial Srvcs, LLC	Edward Jones & Co.	Pinnancle Investments, LLC
American Financial Associates	Equity Services, Inc.	PNC Investments, LLC
American Independent Securities Group, LLC	Fidelity Investments	ProEquities
AMERICAN PORTFOLIO FIN SVCS INC	First Citizens Bank	Prospera Financial Services, Inc.
Ameriprise Financial, Inc.	Fortune Financial Services, Inc.	Prudential Annuities
Ameritas Investment Corp.	Founders Financial Securities, LLC	Purshe Kaplan Sterling Investments
APW Capital, Inc.	FSC Securities Corp.	Raymond James Financial Svcs
Aquafil S.P.A.	FTB Advisors, Inc.	RBC CAPITAL MARKETS CORPORATION
Arete Wealth Management	GamePlan Financial Marketing, LLC.	RNR Securities, L.L.C.
Arkadios Capital	Garden State Securities, Inc.	Robert W. Baird & Co., Inc.
Arthur J. Gallagher	Geneos Wealth Management, Inc.	Royal Alliance Associates
Ash Brokerage Corporation	Goldman Sachs & Co.	SA Stone Wealth Management
Atlas Financial Partners, LLC	Gradient Securities, LLC	SAGEPOINT FINANCIAL, INC.
Ausdal Financial Partners, Inc.	GWN Securities, Inc.	Scott & Stringfellow
AXA Advisors, LLC	H. Beck, Inc.	Securian Financial Svcs, Inc.
Ballew Investments	H.D. Vest Investment	Securities America, Inc.
BankersLife Securities	Hantz Financial Services, Inc.	Securities Service Network
BB&T Investment Services, Inc.	Harbour Investment, Inc.	Sigma Financial Corporation
BBVA Compass Investment Solutions, Inc.	HSBC	Stifel Nicolaus & Co.
BCG Securities, Inc.	Independent Financial Grp, LLC	SunTrust Investment Services, Inc.
Becker Suffern McLanahan, Ltd.	Infinex Financial Group	T. Rowe Price Group, Inc.
Belman Klein Associates, LTD	Investacorp	TFS Securities, Inc.
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Benson Blackburn	J.J.B. Hilliard Lyons, Inc.	The Investment Center
Berson-Sokol Agency, Inc.	J.P. Morgan	The Prudential Insurance Company of America
Berthel Fisher & Company	J.W. Cole Financial, Inc.	TransAmerica Financial Advisors, Inc.
BlackRock Financial Management Inc.	Janney Montgomery Scott, LLC.	Triad Advisors, Inc.
Borden Hamman Agency, Inc.	Kestra Financial, Inc.	UBS Financial Services, Inc.
Cadaret, Grant & Co., Inc.	KMS Financial Services, Inc.	United Planners Fin. Serv.
Calton & Associates, Inc	Kovack Securities, Inc.	US Bank
Cambridge Investment Research, Inc.	Lincoln Financial Advisors	VOYA Financial Advisors
Cantella & Co., Inc.	Lincoln Financial Securities Corporation	WADDELL & REED INC.
CAPE SECURITIES, INC.	Lincoln Investment Planning	Wells Fargo Advisors LLC
Capital Analysts	Lion Street	WELLS FARGO ADVISORS LLC - WEALTH
Capital Financial Services	LPL Financial Corporation	Wells Fargo Investments LLC
Capital Investment Group, Inc.	M Holdings Securities, Inc	Woodbury Financial Services
Capitas Financial LLC	M&T Securities
Centaurus Financial, Inc.	Mercer Allied Company L.P.
Cetera Advisor Network LLC	Merrill Lynch
The Firms listed below received cash compensation during 2020 but did not receive any non-cash compensation.

ASSOCIATED SECURITIES CORP
BFT Financial Group, LLC
WATERSTONE FINANCIAL GROUP INC
Mutual Service Corporation
You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a financial professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.
HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our website at www.prudential.com or any other electronic means. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as Systematic Withdrawals (including 72(t)/72(q) payments and required minimum distributions) and electronic funds transfer in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. Any errors or corrections on transactions for your Annuity must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 30 days from the date you receive the confirmation. For transactions that are first confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 30-day period. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively to Owners or, with your prior consent, make such documents available electronically through our website or other electronic means.
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
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Internet
Access information about your Annuity through our website: www.prudential.com
Correspondence Sent by Regular Mail
Prudential Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuities Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g. Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this Prospectus refers to the day when we receive a Purchase Payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system, and at www.prudential.com, our website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your Financial Professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system, www.prudential.com, our website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.
INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
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LEGAL PROCEEDINGS
Litigation and Regulatory Matters
Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco Life's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PAD to perform its contract with the Separate Account; or Pruco Life's ability to meet its obligations under the Contracts.
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:
•Pruco Life Insurance Company
•General Information
•Annuitization
•Experts
•Principal Underwriter
•Payments Made to Promote Sale of Our Products
•Cyber Security Risks
•Determination of Accumulation Unit Values
•Financial Statements

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APPENDIX A – INTERIM VALUE OF INDEX STRATEGIES
Below is additional information regarding the Interim Value calculation.
    The Interim Value for an Index Strategy is equal to the sum of (1) and (2) where:
(1)Is the fair value of the Index Strategy Base on the Valuation Day the Interim Value is calculated. It is determined as (A - B) multiplied by [(1 + C) divided by (1 + D)]E, where:
A.The Index Strategy Base on the Valuation Day the Interim Value is calculated;
B.The fair value of the replicating portfolio of options under initial market conditions, with updated time to expiry;
C.The Market Value Index Rate on the Index Strategy Start Date;
D.The Market Value Index Rate on the Valuation Day the Interim Value is calculated; and
E.The total days remaining in the Index Strategy Term divided by 365.
(2)Is the fair value of the replicating portfolio of options.
When we calculate the Interim Value, we obtain market data for derivative pricing each business day from outside vendors. If these values are available and we are delayed in receiving these values, and cannot calculate a new Interim Value, we will use the prior business day’s Interim Value.
Below is additional information regarding the Interim Value calculation.
    In Pennsylvania, the Interim Value for an Index Strategy is equal to the sum of (1) and (2) where:
(1)Is the fair value of the Index Strategy Base on the Valuation Day the Interim Value is calculated. It is determined as (A - B) multiplied by [(1 + C) divided by (1 + D)]E, where:
A.The Index Strategy Base on the Valuation Day the Interim Value is calculated;
B.The fair value of the replicating portfolio of options under initial market conditions, with straight-line amortization to the end of the Index Strategy Term;
C.The Market Value Index Rate on the Index Strategy Start Date;
D.The Market Value Index Rate on the Valuation Day the Interim Value is calculated; and
E.The total days remaining in the Index Strategy Term divided by 365.
(2)Is the fair value of the replicating portfolio of options.

When we calculate the Interim Value, we obtain market data for derivative pricing each business day from outside vendors. If these values are available and we are delayed in receiving these values, and cannot calculate a new Interim Value, we will use the prior business day’s Interim Value.
A-1

APPENDIX B – IMPORTANT INFORMATION ABOUT THE INDICES
S&P 500®:
“The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Pruco Life Insurance Company.  Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Pruco Life Insurance Company. Prudential FlexGuard are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Prudential FlexGuard or any member of the public regarding the advisability of investing in securities generally or in Prudential FlexGuard particularly or the ability of the S&P 500 Index to track general market performance.  S&P Dow Jones Indices’ only relationship to Pruco Life Insurance Company with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors.  The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Pruco Life Insurance Company or the Prudential FlexGuard  S&P Dow Jones Indices have no obligation to take the needs of Pruco Life Insurance Company or the owners of Prudential FlexGuard into consideration in determining, composing or calculating the S&P 500 Index.  S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Prudential FlexGuard or the timing of the issuance or sale of Prudential FlexGuard or in the determination or calculation of the equation by which Prudential FlexGuard is to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Prudential FlexGuard. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.  Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Prudential FlexGuard currently being issued by Pruco Life Insurance Company but which may be similar to and competitive with Prudential FlexGuard.  In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PRUCO LIFE INSURANCE COMPANY, OWNERS OF THE PRUDENTIAL FLEXGUARD, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PRUCO LIFE INSURANCE COMPANY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.”
MSCI EAFE:
THE PRUDENTIAL FLEXGUARD IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"). ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREA TING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY PRUDENTIAL. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF PRUDENTIAL FLEXGUARD OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING GENERALLY OR PURCHASING PRUDENTIAL FLEXGUARD OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO PRUDENTIAL FLEXGUARD OR THE ISSUER OR OWNERS OF PRUDENTIAL FLEXGUARD OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF PRUDENTIAL FLEXGUARD OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF PRUDENTIAL FLEXGUARD TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHlCH PRUDENTIAL FLEXGUARD IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF PRUDENTIAL FLEXGUARD OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALlTY,
B-1

ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF PRUDENTIAL FLEXGUARD , OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILlTY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILlTY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILlTY OF SUCH DAMAGES. No purchaser, seller or holder of this product or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCl's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
Bloomberg Barclays U.S. Intermediate Credit Index:
BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS® is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”) (collectively, “Bloomberg”), or Bloomberg’s licensors own all proprietary rights in the Bloomberg Barclays U.S. Intermediate Credit Index. Neither Barclays Bank PLC, Barclays Capital Inc., nor any affiliate (collectively “Barclays”) nor Bloomberg is the issuer or producer of Prudential FlexGuard and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to owners of Prudential FlexGuard. The Bloomberg Barclays U.S. Intermediate Credit Index is licensed for use by Prudential as the Issuer of Prudential FlexGuard. The only relationship of Bloomberg and Barclays with the Issuer in respect of Bloomberg Barclays U.S. Intermediate Credit Index is the licensing of the Bloomberg Barclays U.S. Intermediate Credit Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or Prudential FlexGuard or the owners of Prudential FlexGuard.
Additionally, Prudential as the Issuer of Prudential FlexGuard may for itself execute transaction(s) with Barclays in or relating to the Bloomberg Barclays U.S. Intermediate Credit Index in connection with Prudential FlexGuard. Owners purchase Prudential FlexGuard from Prudential and owners neither acquire any interest in Bloomberg Barclays U.S. Intermediate Credit Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon purchasing Prudential FlexGuard. Prudential FlexGuard is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied, regarding the advisability of purchasing in Prudential FlexGuard or the advisability of investing generally or the ability of the Bloomberg Barclays U.S. Intermediate Credit Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of Prudential FlexGuard with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for or has participated in the determination of the timing of, prices at, or quantities of Prudential FlexGuard to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of Prudential FlexGuard or any other third party into consideration in determining, composing or calculating the Bloomberg Barclays U.S. Intermediate Credit Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of Prudential FlexGuard.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of Prudential FlexGuard, investors or other third parties. In addition, the licensing agreement between Prudential and Bloomberg is solely for the benefit of Prudential and Bloomberg and not for the benefit of the owners of Prudential FlexGuard, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, OWNERS OR OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS U.S. INTERMEDIATE CREDIT INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THEBLOOMBERG BARCLAYS U.S. INTERMEDIATE CREDIT INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE OWNERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS U.S. INTERMEDIATE CREDIT INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS U.S. INTERMEDIATE CREDIT INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS U.S. INTERMEDIATE CREDIT INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS U.S. INTERMEDIATE CREDIT INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS U.S. INTERMEDIATE CREDIT INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO PRUDENTIAL FLEXGUARD. None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167, registered office 1 Churchill Place London E14 5HP.]
Invesco QQQ ETF:
B-2

Invesco Capital Management LLC (“ICM”) serves as sponsor of Invesco QQQ TrustSM, Series 1 (“Invesco QQQ ETF”) and Invesco Distributors, Inc. (“IDI”), an affiliate of ICM serves as distributor for Invesco QQQ ETF. The mark “Invesco” is the property of Invesco Holding Company Limited and is used under license. That trademark and the ability to offer a product based on Invesco QQQ ETF have been licensed for certain purposes by Pruco Life Insurance Company and its wholly-owned subsidiaries and affiliates (collectively, “Prudential”). Products offered by Prudential are not sponsored, endorsed, sold or promoted by ICM or Invesco Holding Company Limited, and purchasers of such products do not acquire any interest in Invesco QQQ ETF nor enter into any relationship with ICM or its affiliates. ICM makes no representations or warranties, express or implied, to the owners of any products offered by Prudential. ICM has no obligation or liability for any errors, omissions, interruptions or use of Invesco QQQ ETF or any data related thereto, or with the operation, marketing trading or sale of any products or services offered by Prudential.
Nasdaq®, Nasdaq-100®, Nasdaq-100 Index®, and QQQ®, are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use for certain purposes by Pruco Life Insurance Company and its wholly-owned subsidiaries and affiliates (collectively, “Prudential”). Prudential FlexGuard® (“Product”) has not been passed on by the Corporations as to their legality or suitability. The Product is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).
iShares® Russell 2000 ETF:
The iShares® Russell 2000 ETF is distributed by BlackRock Investments, LLC. iShares® and BlackRock®, and the corresponding logos, are registered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”) and are used under license. BlackRock has licensed certain trademarks and trade names of BlackRock to Pruco Life Insurance Company for certain purposes. Pruco Life Insurance Company’s products and services are not sponsored, endorsed, sold, or promoted by BlackRock, and purchasers of such products do not acquire any interest in the iShares® Russell 2000 ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by Pruco Life Insurance Company or any member of the public regarding the advisability of purchasing any product or service offered by Pruco Life Insurance Company. BlackRock has no obligation or liability for any errors, omissions, interruptions or use of the iShares® Russell 2000 ETF or any data related thereto, or in connection with the operation, marketing, trading or sale of any Pruco Life Insurance Company product or service offered by Pruco Life Insurance Company.
All rights in the Russell®2000 Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell®2000 is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.
The Index is calculated by or on behalf of Frank Russell Company or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of Prudential FlexGuard®. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from Prudential FlexGuard® or the suitability of the Index for the purpose to which it is being put by Pruco Life Insurance Company.
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APPENDIX C – NET INVESTMENT FACTOR
The net investment factor for a Valuation Period is (a) divided by (b), less (c), where:
(a) is the net result of:
(1) the net asset value per share of the underlying mutual fund shares held by that Variable Subaccount at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying mutual fund, plus or minus
(2) any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Variable Subaccount.
(b) is the net result of:
(1) the net asset value per share of the underlying mutual fund shares held by that Variable Subaccount at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying mutual fund, plus or minus
(2) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of the Variable Subaccount.
(c) is the Insurance Charge and any applicable charge assessed against a Variable Subaccount for any optional benefit attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.
We value the assets in the Variable Subaccount(s) at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

C-1

APPENDIX D – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES
Certain features of your Annuity may be different than the features described earlier in this prospectus, if your Annuity is issued in certain states described below. Further variations may arise in connection with additional state reviews.

Jurisdiction	Special Provisions
California	Medically-Related Surrenders are not available.
Florida	Annuitization available after one year.
Massachusetts	The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option. Medically-Related Surrenders are not available.
Montana	The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option.
Pennsylvania	The Step Rate Plus Index Strategies with 5% Buffers are not available. The Tiered Participation Rate Index Strategies with 5% Buffers are not available.

D-1

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL FLEXGUARD® (PLAZRILABPROS).

(print your name)

(address)

(city/state/zip code)

Variable Annuity Issued by: PRUCO LIFE INSURANCE COMPANY A Prudential Financial Company 751 Broad Street, Newark, NJ 07102-3777 Telephone: 1-888-PRU-2888 http://www.prudential.com
   Variable Annuity Distributed by:

   PRUDENTIAL ANNUITIES
   DISTRIBUTORS, INC.
   A Prudential Financial Company
   One Corporate Drive
   Shelton, Connecticut 06484
   Telephone: 1-888-PRU-2888
   http://www.prudential.com

MAILING ADDRESSES:
Please see the section of this prospectus entitled “How To Contact Us” for where to send your request for a Statement of Additional
Information.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

PLAZRILABPROS

PRUCO LIFE INSURANCE COMPANY
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL FLEXGUARD® ADVISOR
Flexible Premium Deferred Index-Linked and Variable Annuity (“I SERIES”)
PROSPECTUS: SEPTEMBER 8, 2021
This prospectus describes the I Series of a flexible premium deferred index-linked and variable annuity (“Annuity”) offered by Pruco Life Insurance Company (“Pruco Life”, “we”, “our”, or “us”). The Annuity provides for the potential accumulation of retirement savings and retirement income through annuitization. The Annuity is intended for retirement or other long-term investment purposes. This prospectus describes all material rights and obligations of Annuity purchasers under the Annuity contracts. This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client(s) or prospective client(s). The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Clients seeking information regarding their particular investment needs should contact a Financial Professional. The Annuity described in this prospectus may be appropriate for investors who have hired an investment adviser to provide advice about using an annuity within a larger financial plan. The Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. Your investment adviser will assist in determining whether the Annuity and its features are appropriate for you. The Annuity or certain of its Index Strategies, Variable Investment Subaccounts and/or features may not be available in all states.
FlexGuard Advisor may be used as part of a fee-based financial plan with a registered investment adviser, however, we do not pay compensation for the sale of FlexGuard Advisor. Selling broker-dealer firms may not make available or may not recommend the I Series of the Annuity and/or benefits described in this prospectus. Please speak to your Financial Professional for further details.
We hold the assets for each Index Strategy in a non-insulated, non-unitized separate account we have established to support our obligations with respect to the Index Strategies.
The Index Strategies currently available are:

Point-to-Point with Cap Index Strategy	Step Rate Plus Index Strategy	Tiered Participation Rate Index Strategy
1-year S&P 500®, 10% Buffer
1-year MSCI EAFE, 10% Buffer
1-year Invesco QQQ ETF, 10% Buffer
1-yr iShares® Russell 2000 ETF, 10% Buffer
1-year S&P 500®, 15% Buffer
1-year MSCI EAFE, 15% Buffer
1-year Invesco QQQ ETF, 15% Buffer
1-yr iShares® Russell 2000 ETF, 15% Buffer
1-year S&P 500®, 100% Buffer
3-year S&P 500®, 10% Buffer
3-year MSCI EAFE, 10% Buffer
3-yr iShares® Russell 2000 ETF, 10% Buffer
3-year S&P 500®, 20% Buffer
3-yr iShares® Russell 2000 ETF, 20% Buffer
3-year MSCI EAFE, 20% Buffer
6-year S&P 500®, 20% Buffer
6-year MSCI EAFE, 20% Buffer
6-yr iShares® Russell 2000 ETF, 20% Buffer
	1-year S&P 500®, 5% Buffer 1-year MSCI EAFE, 5% Buffer 1-year S&P 500®, 10% Buffer	6-year S&P 500®, 5% Buffer 6-year MSCI EAFE, 5% Buffer 6-yr iShares® Russell 2000 ETF, 5% Buffer 6-year S&P 500®, 10% Buffer 6-year MSCI EAFE, 10% Buffer

PLAZRILAIPROS

We hold the assets for each Variable Investment Subaccount in a corresponding Subaccount of Pruco Life Insurance Company Flexible Premium Variable Annuity Account. Each Subaccount, in turn, invests in one of the following Portfolios:

MFS® International Growth Portfolio – Initial Class
MFS® Total Return Bond Series – Initial Class
MFS® Total Return Series – Initial Class
MFS® Value Series – Initial Class
PSF PGIM Government Money Market Portfolio – Class I
A selling broker-dealer firm may elect to make available only certain strategies, features or benefits to its clients. For example, a firm may choose to not make one of the index strategies, such as the Step Rate Plus or Tiered Participation Rate, available. In addition, a firm may choose to not make available certain buffer levels, indices and index strategy terms that are described in the prospectus. Only those strategies, features and benefits available through your firm will be part of your contract and will be described in your firm’s marketing materials. You should ask your Financial Professional for details about the strategies and features available through their firm. The prospectus describes all the strategies, features and benefits that Prudential makes available under the contract. For additional information on all of the strategies, features or benefits available with FlexGuard please visit the following webpage: www.prudential.com/personal/annuities/products/flexguard-indexed-variable-annuity.
Any fee that is charged by your investment adviser for its services is in addition to the fees and expenses that apply under your Annuity. For purposes of the Return of Purchase Payments Death Benefit, advisory fee payments will not reduce the Return of Purchase Payments Amount. Advisory fee withdrawals up to 1.25% will not be considered a withdrawal under the Return of Purchase Payments Death Benefit calculation. Your Account Value will be reduced by the amount of the advisory fee payments, but the value of your Return of Purchase Payment Amount will not be negatively impacted. We do not authorize advisory fee payments from the Annuity that exceed 1.25% of Account Value.
We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if (1) the Annuity is being used in conjunction with a “qualified” retirement plan or (2) a non-qualified Annuity satisfies the requirements of Private Letter Ruling 201945005 (“PLR”) issued by the IRS to Pruco Life, including the requirements that the advisory fees will not exceed 1.50% of the Annuity’s cash value and the advisory fees paid relate to investment advice and no other services. See the "Special Rules for Advisory Fee Payments" and "Tax Considerations" sections for more information.
The guarantees provided by the Annuity contracts and payments Pruco Life makes under the Annuity contracts are the obligations of, and subject to the creditworthiness and claims paying ability of, Pruco Life. Certain terms are capitalized in this prospectus. Those terms are defined either in the Special Terms section or in the context of the particular section.
Flexible premium deferred index-linked and variable annuity contracts are complex insurance and investment vehicles. There is a risk of substantial loss of your principal. The risk of loss may be greater in the case of an early withdrawal due to any charges and adjustments applied to such withdrawals. These charges and adjustments may result in loss even when the value of an Index has increased. Refer to the Risk Factors section of this prospectus for more information. Investors should speak with a Financial Professional about the Annuity’s features, benefits, risks and fees, and whether the Annuity is appropriate for the investor based upon his or her financial situation and objectives.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for Portfolios available under your Annuity will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically anytime at our website www.prudential.com. You may elect to receive all future shareholder reports in paper free of charge by calling 1-888-PRU-2888. Your election to receive reports in paper will apply to all Portfolios available under your contract.
PLEASE READ THIS PROSPECTUS
This prospectus sets forth information about the Annuity that you should know before investing. Please read this prospectus and keep it for future reference. If you are purchasing the Annuity as a replacement for an existing variable annuity, variable life insurance policy, fixed annuity or fixed life insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage. You should consider your need to access the Annuity’s Account Value and whether the Annuity’s liquidity features will satisfy that need. Please note that if you purchase the Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA or Roth IRA, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when an Annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the ability to allocate to the various Index Strategies and Variable Investment Subaccounts, and the opportunity to annuitize the contract, which might make the Annuity an appropriate investment for you. You should consult your tax and Financial Professional regarding such features and benefits prior to purchasing the Annuity for use with a tax-qualified plan.
For currently available Index Strategies, please refer to our website at www.prudential.com.

OTHER CONTRACTS
We offer a variety of annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from the Annuity offered by this prospectus. Not every annuity contract we issue is offered through every selling broker-dealer firm. Upon request, your Financial Professional can show you information regarding other Pruco Life annuity contracts that he or she sells. You can also contact us to find out more about the availability of any of the Pruco Life annuity contracts. You should work with your Financial Professional to decide whether the Annuity contract is appropriate for you based on a thorough analysis of your particular needs, financial objectives, investment goals, time horizons and risk comfort level.
AVAILABLE INFORMATION
We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, which means it is legally part of this prospectus may also be obtained through the SEC’s website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see “How to Contact Us” later in this prospectus for our Service Office address.
In compliance with U.S. law, Pruco Life delivers this prospectus to current Owners that reside outside of the United States. However, we may not market or offer benefits, features or enhancements to prospective or current Owners while outside of the United States.
The Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, and is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the PSF PGIM Government Money Market Subaccount.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUCO LIFE AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.
FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
WWW.PRUDENTIAL.COM

Prospectus dated: September 8, 2021	Statement of Additional Information dated: September 8, 2021

i

ii

SPECIAL TERMS
We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.
Account Value: The Interim Value for each Index Strategy plus the total value of any allocations in the Variable Investment Subaccounts on any Valuation Day other than the Index Strategy Start Date and Index Strategy End Date. The Interim Value does not apply to an Index Strategy on the Index Strategy Start Date and the Index Strategy End Date. On an Index Strategy Start Date, the Index Strategy Base applicable to that Index Strategy would be used instead of the Interim Value. On an Index Strategy End Date, the Index Strategy Base plus the Index Credit applicable to that Index Strategy would be used instead of the Interim Value.
Advisory Fees: The amount we allow to be taken from your Annuity to pay your investment advisor for advisory services in connection with the Annuity. The fee is set by your investment advisor and is covered in a separate agreement between you and your investment advisor. Advisory Fees are calculated as a percentage of Account Value. Currently, we allow Advisory Fees of up to 1.25% of Account Value per calendar year. Advisory Fees reduce the Account Value by the amount of the fees.
Allocation Option: A Variable Investment Subaccount, Index Strategy or other option we make available as of any given time to which Account Value may be allocated.
Annuitant/Joint Annuitant: The natural person upon whose life annuity payments made to the Owner are based.
Annuitization: The process by which you direct us to apply the Account Value to one of the available annuity options to begin making periodic payments to the Owner.
Annuity Date: The date on which we apply your Account Value to the applicable annuity option and begin the Payout Stage. As discussed in the “Annuity Options” section, there is a date by which you must begin receiving annuity payments, which we call the “Maximum Annuity Date.”
Annuity Year: The twelve-month period beginning on the Issue Date and continuing through and including the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the “Annuity Payout Options” section of the Annuity.
Beneficiary Annuity: An Annuity purchased by a Beneficiary with the Beneficiary’s share of an account owned by a decedent to continue receiving the distributions that are required by the tax laws.
Buffer: The amount of protected negative Index Return applied to the Account Value allocated to an Index Strategy at the end of an Index Strategy Term. Any negative Index Return in excess of the Buffer reduces the Account Value.
Cap Rate: The maximum rate that may be credited to the Point-to-Point with Cap Index Strategy for any given Index Strategy Term. A different Cap Rate may be declared for different Indices, Buffers, and different Index Strategy Terms.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contingent Annuitant: The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date.
Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Holding Account: A Variable Investment Subaccount we make available and designate as such. The Holding Account is used for the first 30 days of the contract to hold any Purchase Payments that are to be allocated to an Index Strategy should you elect to delay the initial Index Strategy Start Date. The Holding Account will also be used for additional Purchase Payments received between Index Anniversaries so long as you provided no other instructions for the Purchase Payment in any other available Variable Investment Subaccount.

Index (Indices): The underlying Index or exchange traded fund associated with an Index Strategy and used to determine the Index Return in determining the Index Credit. You do not directly participate in an Index.
Index Anniversary Date: The same day, each calendar year, as the day of the initial allocation to an Index Strategy (Index Effective Date). You may allocate available Account Value to a new Index Strategy(ies) or to the Variable Subaccounts or other options we make available on this date. You may allocate available Account Value to the same Index Strategy(ies) on this date once the Index Strategy(ies) has reached the Index Strategy End Date.
Index Credit: The amount you receive on an Index Strategy End Date based on the Index Return and the Index Strategy. The Index Credit can be negative, meaning you can lose principal and prior earnings.
Index Effective Date: The first day of the first Index Strategy allocation.
Index Return: The percentage change in the Index Value from the Index Strategy Start Date to the Index Strategy End Date, which is used to determine the Index Credit for an Index Strategy. An Index Return is calculated by taking the Index Value on the Index Strategy End Date, minus the Index Value on the Index Strategy Start Date, and then dividing the result by the Index Value on the Index Strategy Start Date.
Index Strategy(ies): Any index linked Allocation Option we make available in the Annuity for crediting interest based on the underlying Index associated with the Index Strategy, Buffer, and Index Strategy Term. We may offer other Index Strategies from time to time, subject to our rules.
Index Strategy Base: The amount of Account Value allocated to an Index Strategy on an Index Strategy Start Date. The Index Strategy Base is used in the calculation of any Index Credit and in the calculation of the Interim Value. The Index Strategy Base is reduced for any transfers or withdrawals that occur between an Index Strategy Start Date and Index Strategy End Date in the same proportion that the total withdrawal or transfer amount reduced the Interim Value.
Index Strategy End Date: The last day of an Index Strategy Term. This is the day any applicable Index Credit would be credited to the Index Strategy.
Index Strategy Start Date: The first day of an Index Strategy Term.
Index Strategy Term: The time period allocated to each Index Strategy. The term begins on the Index Strategy Start Date and ends on the Index Strategy End Date.
Index Value: The value of the Index that is published by the Index provider at the close of each day that the Index is calculated. If an Index Value is not published for a particular Valuation Day, the closing Index Value of the next published Valuation Day will be used.
Interim Value: The value of an Index Strategy on any Valuation Day during an Index Strategy Term other than the Index Strategy Start Date and Index Strategy End Date. It is a calculated value (as described in the Interim Value section) and is used when a withdrawal, death benefit payment, transfer, annuitization, or surrender occurs between an Index Strategy Start Date and Index Strategy End Date. During an Index Strategy Term, the Interim Value is included in the Account Value and Surrender Value.
Issue Date: The effective date of your Annity.
Key Life: Under the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.
Maximum Annuity Date: The Maximum Annuity Date is equal to the first day of the calendar month following the oldest of the Owner(s)’ and Annuitant(s)’ 95th birthday. You may not reallocate to an Index Strategy where the Index Strategy End Date is after your Maximum Annuity Date.
Owner: The Owner is either an eligible entity or natural person named as having ownership rights in relation to the Annuity.
Payout Stage: The period starting on the Annuity Date and during which annuity payments are made.
Participation Rate: The percentage of any Index increase that will be used in calculating the Index Credit at the end of an Index Strategy Term for applicable Index Strategies. A different Participation Rate may be declared for different Index Strategies, Indices and Buffers.
Portfolio: An underlying mutual fund, or series thereof, in which a Subaccount of the Separate Account invests. A Portfolio also may be referred to in the prospectus as an Underlying Portfolio.
Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity. We will deduct any fees, charges or Tax Charges prior to allocation to the Allocation Options you select or the Holding Account for Purchase Payments received between Index Anniversary Dates.
Savings Stage: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.
Separate Accounts: Refers to Pruco Life Insurance Company Flexible Premium Variable Annuity Account and the Index Strategies Separate Account, which hold assets associated with the Annuity issued by Pruco Life. Pruco Life Insurance Company Flexible Premium Variable Annuity Account assets held in support of the Variable Investment Subaccounts and are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct, while the assets in the Index Strategies Separate Account are not insulated from the creditors of Pruco Life.

Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time and will notify you in advance of any such change of address. Please see “How to Contact Us” later in this prospectus for the Service Office address.
Step Rate: The Step Rate is the declared rate that may be credited to amounts allocated to the applicable Index Strategies for any given Index Strategy Term if the Index Return is between zero and the declared Step Rate. A different Step Rate may be declared for different Indices and Buffers.
Surrender Value: The Account Value less any applicable Tax Charges, and any other applicable charges assessable as a deduction from the Account Value.
Tier Level: The declared Index Return that is used to determine which Participation Rate tier applies in the calculation of Index Credit in the Tiered Participation Rate Index Strategy.
Unit: A share of participation in a Variable Investment Subaccount used to calculate your Account Value prior to the Annuity Date.
Unit Price: The value of each Unit of a Variable Investment Subaccount on a Valuation Day.
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, and an Index Strategy Index Value is published, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.
Variable Investment Subaccount: A division of the Variable Separate Account. A Variable Investment Subaccount also may be referred to in this prospectus and the Annuity as a Variable Subaccount or Subaccount.

SUMMARY
This Summary describes key features of the Annuity offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing an Annuity. You should read the entire prospectus for a complete description of the Annuity. Your Financial Professional can also help you if you have questions.
The Annuity: The Prudential FlexGuard index-linked and variable annuity contract issued by Pruco Life is a contract between you, the Owner, and Pruco Life Insurance Company, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the Annuity contract, the prospectus is a distinct document, and is not part of the contract.
The Annuity offers various Variable Investment Subaccounts and Index Strategy Allocation Options.
Variable Investment Subaccounts. Each Variable Subaccount invests in a Portfolio whose share price generally fluctuates each day. The Variable Investment Subaccounts do not provide any level of protection against negative returns. You are at risk of losing principal and any earnings if you allocate funds to the Variable Investment Subaccounts, which could result in a significant amount of loss. The assets that are held in support of the Variable Subaccounts are kept separate from all our other assets and may not be chargeable with liabilities arising out of any other business we may conduct.
Index Strategies. The Index Strategies provide an Index Credit based on the Index Return of the underlying Index associated with the Index Strategy. The Index Strategies provide a level of protection against negative Index Returns; however, negative Index Returns in excess of the Buffer will result in a loss of principal and any prior earnings, which could also result in a significant amount of loss. Assets supporting the Index Strategies are held in a non-insulated, non-registered separate account and are subject to the claims of the creditors of Pruco Life and the benefits provided are subject to the claims paying ability of Pruco Life.
With the help of your Financial Professional, you choose how to allocate your money within your Annuity (subject to certain restrictions; see “Index Strategies” and “Variable Investment Subaccounts”). Investing in Index Strategies and Variable Investment Subaccounts involves risk and you can lose your money. On the other hand, investing in the Annuity can provide you with the opportunity to grow your money through participation in Index Strategies and Variable Investment Subaccounts.
GENERALLY SPEAKING, INDEX-LINKED AND VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER AN INDEXED-LINKED AND VARIABLE ANNUITY IS APPROPRIATE FOR YOU GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.
You and your Financial Professional may want to discuss and consider the following factors when deciding whether the Annuity is appropriate for your individual needs: your age; the amount of your initial Purchase Payment and any planned future Purchase Payments into the Annuity; how long you intend to hold the Annuity (also referred to as “investment time horizon”); your desire to make withdrawals from the Annuity and the timing of those withdrawals; your investment objectives; and your desire to minimize costs and/or maximize returns associated with the Annuity.
Risks: Index-linked and variable annuity contracts are complex insurance and investment vehicles. There is a risk of substantial loss of your principal. The risk of loss can be greater in the case of an early withdrawal due to any early withdrawal fees and the Interim Value associated with such withdrawals. Please see “Risk Factors” for additional information.
Purchase: In order to purchase an Annuity, you must be no older than age 80. Also, we require a minimum initial Purchase Payment of $25,000. See your Financial Professional to complete an application.
The Maximum Age for Initial Purchase applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the oldest Annuitant as of the day we would issue the Annuity. For an Annuity purchased as a Beneficiary Annuity, the maximum issue age is 80 and applies to the Key Life.
After you purchase your Annuity, you will have a limited period of time during which you may cancel (or “Free Look”) the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.
You may allocate your initial Purchase Payment to the Index Strategies and/or the Variable Investment Subaccounts. Please see “Purchasing Your Annuity” for additional information.
Index Strategies: The Annuity offers multiple Index Strategies which provide an Index Credit based on the Index Return of the Index associated with the Index Strategy. The Index Credit is the amount credited on an Index Strategy End Date based on the Index Return and the type of Index Strategy. The Index Credit may be positive or negative, which means you can lose principal and prior earnings. You may allocate all or a portion of your Purchase Payments into one or more Index Strategies. We currently offer the following Index Strategies: Point-to-Point with Cap, Tiered Participation Rate and Step Rate Plus.
The Point-to-Point with Cap Index Strategy provides an Index Credit equal to the Index Return up to a Cap.
•If the Index Return is positive and equal to or greater than the Cap Rate, then the Index Credit is equal to the Cap Rate. If the Index Return is positive, but less than the Cap Rate, the Index Credit is equal to the Index Return.

•If the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer.
•Offers the greatest level of protection with the most options for term lengths, but limited upside potential.
The Tiered Participation Rate Index Strategy provides an Index Credit equal to the Index Return multiplied by one or two Participation Rates.
•If the Index Return is between zero and the declared Tier Level, then the Index Credit is equal to the Index Return multiplied by the Participation Rate for the 1st tier. If the Index Return is greater than or equal to the declared Tier Level, the Index Credit is the sum of the Tier Level Index Return multiplied by the Participation Rate for the 1st tier and the remaining Index Return multiplied by the Participation Rate for the 2nd tier.
•If the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer.
•Offers an upside potential with no maximum or limitations, but only available in longer term lengths.
The Step Rate Plus Index Strategy provides an Index Credit equal to the greater of the Index Return multiplied by a Participation Rate or the Step Rate.
•If the Index Return is between zero (including zero) and the declared Step Rate, then the Index Credit is equal to the Step Rate. If the Index Return is greater than the Step Rate, the Index Credit is equal to the greater of the Index Return multiplied by the Participation Rate or the Step Rate.
•If the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer.
•Offers the smallest level of protection, but no maximum on the upside potential. Available only in shorter term lengths.
Not all Index Strategies will be available with all Indices, in all available Index Strategy Terms, and in all available Buffers. As a result of economic market conditions, or utilization of the Index Strategies, we reserve the right to add and remove Index Strategies at any time. For currently available Index Strategies, please refer to our website at www.prudential.com. New Cap Rates will be set for Index Strategy Terms upon Index Anniversary Dates. These Cap Rates will be set based upon the current interest rate and market environment. New Buffers may be offered as new Index Strategy Options. We currently offer one-year, three-year and six-year Index Strategy Terms. We currently offer Index Strategies based on the S&P 500 Index, MSCI EAFE Index, Invesco QQQ ETF and iShares® Russell 2000 ETF. The Annuity offers Index Strategies with 5%, 10%, 15%, 20%, and 100% Buffers. The Buffer is the amount of protected negative return. Any loss beyond the Buffer level reduces the Account Value allocated to the Index Strategy. Please see “Index Strategies” for more information.
Indices: We reserve the right to add and remove an Index at any time. If an Index is discontinued or changed in a manner that results in a material change in the formula or method of calculating the Index, we reserve the right to substitute it with an alternative Index and will notify you of any such substitution. Upon substitution of an Index, we will calculate your Index Return on the replaced Index up until the date of substitution and the substitute Index from the date of substitution to the Index Strategy End Date. An Index substitution will not change your Index Strategy. A substitution of an Index between the Index Strategy Start Date and Index Strategy End Date may impact the calculation of your Index Credit on the Index Strategy End Date. When we notify you of any substitution of an Index, we will also inform you of the potential impacts to your Index Credit. You may transfer your allocation in the impacted Index Strategy, at Interim Value, to the Variable Investment Subaccounts, where you may then use the funds to start a new Index Strategy on the next Index Anniversary Date.
Variable Investment Subaccounts: You may allocate to a variety of Variable Investment Subaccounts. The Portfolio in which each Variable Investment Subaccount invests is described in its own summary prospectus, which you should read before selecting your Variable Investment Subaccounts. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudential.com. There is no assurance that any Variable Investment Subaccount will meet its investment objective. Please see “Variable Investment Subaccounts” for more information.
Interim Value: If you take a withdrawal (including partial withdrawals, systematic withdrawals, full surrenders and withdrawals taken to pay Advisory Fees), transfer out of, annuitize, or we pay a death claim between an Index Strategy Start Date and Index Strategy End Date, we will use an Interim Value to determine the fair market value of each Index Strategy at the time of the transaction. The Interim Value is also used to determine how much the Index Strategy Base will be reduced after a transfer or withdrawal. If you withdraw Account Value allocated to an Index Strategy, the withdrawal will cause an immediate reduction to your Index Strategy Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions to your Index Strategy Base will negatively impact your Interim Value for the remainder of the Index Strategy Term and will result in a lower Index Credit on the Index Strategy End Date. Once your Index Strategy Base is reduced due to a withdrawal during any Index Strategy Term, it will not increase for the remainder of the Index Strategy Term.
The Interim Value is designed to represent the fair value of the Index Strategy on each Valuation Day, taking into account the potential gain or loss of the applicable Index at the end of the Index Strategy Term. The Interim Value reflects the change in fair value due to economic factors of the investment instruments (including derivatives) supporting the Index Strategies. The Interim Value may result in a loss even if the Index Value at the time the Interim Value is calculated is higher than the Index Value on the Index Strategy Start Date. See “Interim Value” and “Access to Account Value” for more information.

Access To Your Money: You can receive access to your money by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax. Withdrawals taken from an Index Strategy before the Index Strategy End Date, including withdrawals taken to pay Advisory Fees, will be based on the Interim Value. Please see “Interim Value” for more information. In addition, any time a partial withdrawal occurs before the Index Strategy End Date, the Index Strategy Base will be reduced in the same proportion that the total withdrawal reduced the Interim Value. Please see “Access to Account Value” for more information.
You may elect to receive income through fixed annuity payments over your lifetime, also called “Annuitization”. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs. Please see “Annuity Options” for more information.
You may transfer Account Value between Variable Investment Subaccounts or from Index Strategies to Variable Investment Subaccounts at any time. On each Index Anniversary Date, you may reallocate Account Value allocated to Variable Investment Subaccounts and any Index Strategy(ies) that has reached an Index Strategy End Date into any available Index Strategy. There is no charge for such transfers. Please see “Managing Your Account Value” for more information. You must provide instructions for reallocation in Good Order, no later than the Index Anniversary Date. Failure to provide timely instructions may result in amounts being transferred into the Holding Account, which is allocated to the PSF PGIM Government Money Market Portfolio and could remain in that Account for up to a year until your next Index Anniversary Date.
Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. The Death Benefit is the Return of Purchase Payments Death Benefit. Please see “Death Benefits” for more information.
Fees and Charges: The Annuity is subject to certain fees and charges, as discussed in the “Summary of Contract Fees and Charges” table in this prospectus. In addition, there are fees and expenses of the Portfolios of the Variable Investment Subaccounts. While no fees or charges are deducted from the amounts held in the Index Strategies, the available Cap Rates, Participation Rates, Tier Levels, and Step Rates reflect the expenses related to the Index Strategies.
What does it mean that my Annuity is “tax deferred”? The Annuity is “tax deferred”, meaning you pay no taxes on any earnings from your Annuity until a distribution is taken from your Annuity. You may also transfer among the Index Strategies and the Variable Investment Subaccounts without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you take a distribution before you reach age 59 1/2, you also may be subject to a 10% additional tax.
Please note that if you purchase the Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when an index-linked and variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a tax-qualified plan are limited to the ability to allocate to the various Index Strategies and Variable Investment Subaccounts, and the opportunity to annuitize the contract, which might make the Annuity an appropriate investment for you. You should consult your tax and Financial Professional regarding such features and benefits prior to purchasing the Annuity for use with a tax-qualified plan.
Other Information: Please see “Information About the Insurance Company and Separate Accounts” and “Additional Information” for more information about the Annuity, including legal information about Pruco Life, Pruco Life Insurance Company Flexible Premium Variable Annuity Account and the Index Strategies Separate Account.

Summary of Fees and Expenses
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Annuity. Important additional information about these fees and expenses is contained in “Fees, Charges and Deductions” later in this prospectus.
Tax Charge: 0% - 3.5%
The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%. These taxes apply only in certain states.
The following table describes the periodic fees and charges you will pay when you allocate to the Variable Investment Subaccounts, not including the underlying Portfolio fees and expenses. The fees and charges described below do not reflect any advisory fees paid to an investment adviser from Account Value or other assets of the Owner and if such fees were reflected, the fees and charges would be higher.
The fees and charges described below do not reflect any advisory fees paid to an investment adviser from Account Value or other assets of the Owner and if such fees were reflected, the fees and charges would be higher.

ANNUALIZED INSURANCE FEES/CHARGES (as a percentage of the net assets of the Variable Subaccounts)
I SERIES
Mortality & Expense Risk Charges[1]
Level 1: Purchase Payments Less than $1,000,000	0.35%
Level 2: Purchase Payments $1,000,000 and more	0.25%
Administration Charge	0.15%
Total Annualized Insurance Fees and Charges[2]	0.50%
1 Any transactions that impact Purchase Payments and cause a change in the applicable Insurance Charge level will cause that change in level on the Valuation Day(s) on which the transactions occur.
2 The Insurance Charge is a combination of the Mortality & Expense Risk Charge and the Administration Charge. The Total Annualized Fees and Charges shown above is based on the Mortality & Expense Risk Charge for Level 1. If Purchase Payments were in a different level at any time during an Annuity Year, the total would be lower.
The Mortality & Expense Charges and the Administrative Charge are currently waived for Account Value allocated to the PSF PGIM Government Money Market Portfolio – Class I (also referred to as the Holding Account). This waiver may be withdrawn at any time including without advance notice.
The following table provides the range (minimum and maximum) of the total operating expenses charged by the Portfolios before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the Portfolio's average daily net assets.

TOTAL ANNUAL UNDERLYING PORTFOLIO MANAGEMENT FEES
	MINIMUM	MAXIMUM
Total Annual Underlying Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including operating expenses, and other expenses)	0.34%	1.04%*
*These expenses do not include the impact of any applicable contractual waivers and expense reimbursements.

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
For the year ended December 31, 2020
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
MFS® International Growth Portfolio – Initial Class*	0.90%	0.14%	0.00%	0.00%	0.00%	0.00%	1.04%	0.16%	0.88%
MFS® Total Return Bond Series – Initial Class	0.50%	0.04%	0.00%	0.00%	0.00%	0.00%	0.54%	0.00%	0.54%
MFS® Total Return Series – Initial Class*	0.67%	0.04%	0.00%	0.00%	0.00%	0.00%	0.71%	0.10%	0.61%
MFS® Value Series – Initial Class*	0.70%	0.04%	0.00%	0.00%	0.00%	0.00%	0.74%	0.03%	0.71%
PSF PGIM Government Money Market Portfolio – Class I	0.30%	0.04%	0.00%	0.00%	0.00%	0.00%	0.34%	0.00%	0.34%
*See notes immediately below for important information about this fund.

MFS® International Growth Portfolio – Initial Class
Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.88% of the class' average daily net assets annually for Initial Class shares and 1.13% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2022.

MFS® Total Return Series – Initial Class
Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.61% of the class' average daily net assets annually for Initial Class shares and 0.86% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2022.

MFS® Value Series – Initial Class
Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.71% of the class' average daily net assets annually for Initial Class shares and 0.96% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2022.

Expense Examples
These examples are intended to help you compare the cost of investing in the Annuity with the cost of investing in other Pruco Life annuities and/or other variable annuities. These costs include Annuity Owner transaction expenses, Insurance Charge annual expenses, and underlying Portfolio fees and expenses. These examples do not reflect any advisory fees paid to an investment adviser from Account Value or other assets of the Owner and if such fees were reflected, costs would be higher.
These examples assume that you invest $10,000 in the Annuity for the time periods indicated. One set of examples also assume that your investment has a 5% return each year, assumes the maximum fees and expenses of any of the Underlying Portfolios, and assumes that no Account Value was allocated to the Index Strategies. The other set of examples assumes that your investment has a 5% return each year, assumes the minimum fees and expenses of any of the Underlying Portfolios, and assumes that no Account Value was allocated to the Index Strategies. Although your actual costs may be higher or lower, based on these assumptions, your cost for I Series would be:

	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$158	$489	$843	$1,839
If you annuitize your annuity at the end of the applicable time period:	$158	$489	$843	$1,839
If you do not surrender your annuity at the end of the applicable time period:	$158	$489	$843	$1,839

	Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$86	$269	$467	$1,039
If you annuitize your annuity at the end of the applicable time period:	$86	$269	$467	$1,039
If you do not surrender your annuity at the end of the applicable time period:	$86	$269	$467	$1,039

THE EXAMPLES ARE FOR ILLUSTRATIVE PURPOSES ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. ACTUAL EXPENSES WILL BE DIFFERENT THAN THOSE SHOWN DEPENDING ON A NUMBER OF FACTORS, INCLUDING (1) WHETHER YOU DECIDE TO ALLOCATE ACCOUNT VALUE TO VARIABLE SUB-ACCOUNTS OTHER THAN THOSE WITH THE MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES; AND (2) THE IMPACT OF ANY CONTRACTUAL FEE WAIVERS OR EXPENSE REIMBURSEMENTS APPLICABLE TO UNDERLYING PORTFOLIOS.

Condensed Financial Information
Because the Annuity is new, we have no condensed Variable Subaccount financial information to report. In the future, we will provide a table that shows selected information concerning Units for each Subaccount. A Unit is the share of participation that we use to calculate the value of your interest in a Subaccount.

RISK FACTORS
Risks of Investing in the Variable Investment Subaccounts
You take all the investment risk for amounts allocated to one or more of the Variable Investment Subaccounts, which invest in Portfolios. If the Variable Investment Subaccounts you select increase in value, then your Account Value goes up; if they decrease in value, your Account Value goes down. How much your Account Value goes up or down depends on the performance of the Portfolios in which your Variable Investment Subaccounts invest.
Risk of Loss – Index Strategies
You take the investment risk for amounts allocated to one or more Index Strategies since the Index Credit is based upon the performance of the associated Index. You bear the risk of the negative Index Return in excess of the Buffer you choose except for any 100% Buffer Index Strategy where there is no risk of loss to you, should you stay allocated to the end of the Index Strategy Term. In the case of a multi-year Index Strategy Term, losses are measured over the entire Index Strategy Term from the Index Strategy Start Date to the Index Strategy End Date and may exceed the Buffer levels associated with the Index Strategy.
Risks Associated with the Indices
Because the S&P 500 ® Index, and the MSCI EAFE Index are each comprised of a collection of equity securities, in each case the value of the component securities is subject to market risk, or the risk that market ups and downs may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. Market ups and downs can result from disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. In addition, the value of equity securities may increase or decline for reasons directly related to the issuers of the securities. In addition, the value of equity securities may increase or decline for reasons directly related to the issuers of the securities. Equity markets are subject to the risk that the value of the securities may fall due to general market and economic conditions. Market ups and downs may exist with these indices, which means that the value of the indices can change dramatically over a short period of time in either direction. These Indices are not funds and are not available for direct investment.
With respect to the MSCI EAFE Index, international investing involves special risks not found in domestic investing, including political and social differences and currency fluctuations due to economic decisions. Emerging markets can be riskier than investing in well established foreign markets. The risks associated with investing on a worldwide basis include differences in the regulation of financial data and reporting, currency exchange differences, as well as economic and political systems differences.
When you allocate to an Index Strategy that is linked to the performance of an ETF you are not investing in the ETF. Index-based ETFs seek to track the investment results of a specific market index. Due to a variety of factors, including the fees and expenses associated with an ETF, an ETF’s performance may not fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index. This potential divergence between the ETF and the specific market index is known as tracking error. Although we believe that we will be viewed as the owner of the Index Strategy for tax purposes, there is no legal guidance to indicate how the IRS might view access to an ETF linked Index Strategy coupled with frequent transfers among investment options.
Effect of Interim Value
To determine the Interim Value, we apply a formula which does not reflect the actual performance of the applicable Index, but rather a determination of the value of hypothetical underlying investments at the time of the Interim Value calculation. This amount could be more or less than if you had held the Index Strategy for the full Index Strategy Term. It also means that you could have a negative performance, even if the value of the Index has increased at the time of the calculation. All withdrawals from an Index Strategy, including withdrawals taken to pay Advisory Fees, death benefit payments, transfers, annuitization and surrenders paid before the Index Strategy End Date will be based on the Interim Value. Withdrawals before an Index Strategy End Date could have adverse impacts even if the value of the Index has increased at the time of the calculation because an early withdrawal will not allow you to participate in the Index Return for the Index Strategy Term with your entire Index Strategy Base. If you withdraw Account Value allocated to an Index Strategy, the withdrawal will cause an immediate reduction to your Index Strategy Base in a proportion equal to the reduction in your Interim Value. A proportional reduction may be larger than the dollar amount of your withdrawal even if the value of the Index has increased. See “Impact of Withdrawals” below for additional information.
Impact of Withdrawals
If you withdraw Account Value allocated to an Index Strategy, the withdrawal will cause an immediate reduction to your Index Strategy Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions to your Index Strategy Base will negatively impact your Interim Value for the remainder of the Index Strategy Term and will result in a lower Index Credit on the Index Strategy End Date. Once your Index Strategy Base is reduced due to a withdrawal during any Index Strategy Term, it will not increase for the remainder of the Index Strategy Term.
Availability of Index Strategies will vary over time
Before allocating to an Index Strategy, you should determine the Index Strategies, Buffers, Cap Rates, Participation Rates and Step Rates available to you. We reserve the right to change Cap Rates and Buffers at any time. There is no guarantee that an Index Strategy will be available in the future. You should make sure the Index Strategies you select are appropriate for your investment goals. A change in Cap Rates may limit the Index Credit you receive. A change in Buffers may impact the amount of negative Index Credit applied to your Account Value.
Reallocation of Index Strategies
At the end of an Index Strategy Term for an Index Strategy, the amount allocated to that Index Strategy will be reallocated based upon your instructions we received in Good Order, or if none has been received in Good Order, automatically renew into the same Index Strategy unless the Index Strategy End Date would be after the Maximum Annuity Date. If the same Index Strategy is no longer available, the amount will be transferred into the Holding Account, and the amount may be transferred among the Variable Investment Subaccounts at any time or into another Index Strategy on the next Index Anniversary Date. You must provide instructions for reallocation in Good Order, no later than the Index Anniversary Date. Failure to provide timely instructions may result in amounts being transferred into the Holding Account (if the existing Index Strategy no longer is available) which is allocated to the PSF PGIM Government Money Market Portfolio, and could remain in that Account for up to a year until your next Index Anniversary Date.
Limitation on Index Strategy Returns - Cap Rate
If you elect an Index Strategy with a Cap Rate, the Index Credit is limited by any applicable Cap Rate, which means that your Index Credit could be lower than if you had invested directly in a fund based on the applicable Index. The Cap Rate exists for the full term of the Index Strategy.
Substitution of an Index
We have the right to substitute a comparable index prior to the Index Strategy End Date if any Index is discontinued or if the calculation of an Index is substantially changed (such as a material change in the formula or method of calculating the Index). We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index and would notify you of any such substitutions. Upon substitution of an Index, we will calculate your Index Return on the replaced Index up until the date of substitution and the substitute Index from the date of substitution to the Index Strategy End Date. An Index substitution will not change your Index Strategy. The performance of the new Index may not be as good as the one that it substituted and as a result your Index Return may have been better if there had been no substitution. When we notify you of any substitution of an Index, we will also inform you of the potential impacts to your Index Credit. You may transfer your allocation in the impacted Index Strategy, at Interim Value, to the Variable Investment Subaccounts, where you may then use the funds to start a new Index Strategy on the next Index Anniversary Date.
Issuing Company
No company other than Pruco Life has any legal responsibility to pay amounts that Pruco Life owes under the Annuity. You should look to the financial strength of Pruco Life for its claims-paying ability. Amounts allocated to the Index Strategies are held in a non-registered, non-insulated separate account. These assets are subject to the claims of the creditors of Pruco Life and the benefits provided under the Index Strategies are subject to the claims paying ability of Pruco Life.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.

INDEX STRATEGIES
The Annuity offers multiple Index Strategies which provide an Index Credit based on the Index Return of the underlying Index associated with the Index Strategy. The Index Credit is the amount you receive on an Index Strategy End Date based on the Index Return and the type of Index Strategy. The Index Credit may be positive or negative, which means you can lose Purchase Payments and prior earnings. You may allocate all or a portion of your Purchase Payments into one or more Index Strategies. The Index Strategies are not invested in any underlying Index. We do not guarantee the Index Credits for the Index Strategies. There is a risk of loss of your investment because the Index Strategy will be credited the negative Index Return in excess of the level of protection you selected through the Buffers.
We currently offer the following Index Strategies: Point-to-Point with Cap, Tiered Participation Rate and Step Rate Plus. These Index Strategies are explained below. Not all Index Strategies will be available with all Indices, Buffers, and in all available Index Strategy Terms. As a result of economic market conditions, or utilization of the Index Strategies, we reserve the right to add and remove Index Strategies at any time. Additions or removals would be effective with any newly issued contracts or upon reallocation for any existing contract holders Removals would not impact existing contract holders currently allocated to an Index Strategy prior to the Index Strategy End Date. You will receive a Reallocation Notice 30 days prior to your Index Anniversary Date. You must provide instructions for reallocation in Good Order (by any method allowable) no later than the Index Anniversary Date. The reallocation will be processed on the Index Anniversary Date. You will be able to make reallocation selections via mail, phone, or through online access. For currently available Options please see our website at www.prudential.com.
The minimum amount required to allocate to any Index Strategy is $2,000. There is no maximum amount that can be allocated to an Index Strategy. If you are allocating to an Index Strategy with an additional Purchase Payment, please note that we reserve the right to limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis.
Index Strategy Term
The Index Strategy Term is the time period allocated to each Index Strategy. The term begins on the Index Strategy Start Date and ends on the Index Strategy End Date. Index Strategy Terms of 1, 3, and 6 years are available and may vary based on the Index Strategy. The Index Strategy Start Date begins on the day you allocate funds to any Index Strategy, known as the Index Effective Date. The annual anniversary of this date is the Index Anniversary Date and will not change for the life of your contract. You may only allocate to an Index Strategy on an Index Anniversary Date.
Indices
Each Index Strategy references an Index that determines the Index Return used to compute the Index Credit. These Indices are not funds and are not available for direct investment. We currently offer Index Strategies based on the following securities indices:
S&P 500 ® Index, Price Return (SPX). The S&P 500 ® Index is comprised of 500 stocks considered representative of the overall market. An index is unmanaged and not available for direct investment.
MSCI EAFE Index, Price Return (MXEA). The MSCI EAFE Index measures the equity market performance of 22 developed market country indices located in Europe, Australasia and the Far East. An index is unmanaged and not available for direct investment.
Invesco QQQ ETF, Price Return (QQQ). The Invesco QQQ ETF is an exchange-traded fund that seeks to track the investment results of the NASDAQ-100 Index®. The Index includes the 100 largest non-financial companies listed on the Nasdaq® based on market cap.
iShares® Russell 2000 ETF, Price Return (IWM). The iShares® Russell 2000 ETF seeks to track the investment results of the Russell® 2000 Index, an index composed of small-capitalization U.S. equities. The Russell® 2000 Index measures the performance of the small capitalization sector of the U.S. equity market, as defined by FTSE Russell.
When you allocate to an Index Strategy that is linked to the performance of an ETF you are not investing in the ETF. Index-based ETFs seek to track the investment results of a specific market index. Due to a variety of factors, including the fees and expenses associated with an ETF, an ETF’s performance may not fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index. This potential divergence between the ETF and the specific market index is known as tracking error. Although we believe that we will be viewed as the owner of the Index Strategy for tax purposes, there is no legal guidance to indicate how the IRS might view access to an ETF linked Index Strategy coupled with frequent transfers among investment options.
Index Returns for Index Strategies linked to an ETF are based on the closing share price (price return) of each respective Index. Index Strategies linked to an ETF do not include dividends and other distributions declared by the Index.
If an Index is discontinued or substantially changes, we reserve the right to select an alternative Index and we will notify you of any such changes. For these purposes, an Index would be substantially changed if an index sponsor announces that it will make a material change in the formula for the Index or the method of calculating the Index or in any other way materially modifies the Index. We would attempt to choose a substitute Index that has a similar investment objective and risk profile to the replaced Index. Upon substitution of an Index, we will calculate your Index Return on the replaced Index up until the date of substitution and the substitute Index from the date of substitution to the Index Strategy End Date. An Index substitution will not change your Index Strategy. The performance of the new Index may not be as good as the one that it substituted and as a result your Index Return may have been better if there had been no substitution. When we notify you of any substitution of an Index, we will also inform you of the potential impacts to your Index Credit. You may transfer your allocation in the impacted Index Strategy, at Interim Value, to the Variable Investment Subaccounts, where you may then use the funds to start a new Index Strategy on the next Index Anniversary Date.

See Appendix B for important information about the Indices.
Withdrawals may be subject to tax charges. Withdrawals taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. In the case of a partial withdrawal before the Index Strategy End Date, the Index Strategy Base will be reduced in the same proportion that the total withdrawal reduced the Interim Value.
NOTE REGARDING EXAMPLES
The Examples set forth below, as well as other Examples found throughout this prospectus, are intended to illustrate how various features of the Annuity work. These Examples should not be considered a representation of past or future performance of any Index Strategies. Actual performance may be greater or less than those shown in the Examples. Similarly, the Index Returns in the Examples are not an estimate or guarantee of future Index performance. The Caps, Participation Rates, Step Rates, and Buffers for the Index Strategies shown in the following Examples are for illustrative purposes only and may not reflect actual declared rates. In addition, values may be rounded for display purposes only.
BUFFERS
The Buffer limits the amount of negative Index Credit that may be applied to the Account Value allocated to an Index Strategy. We will declare Buffers that will be available on the Index Strategy Start Date for each Index Strategy.
The Annuity offers Index Strategies with 5%, 10%, 15%, 20%, and 100% Buffers. The Buffer is the amount of the protected negative return. Any negative Index Credits in excess of the Buffer reduces the Account Value allocated to the Index Strategy.
EXAMPLE
Index Strategy Start Date = 1/8/2020
Index Strategy = 1-Year Point-to-Point with Cap and a 10% Buffer
Index Value at Index Strategy Start Date = 1569
Index Strategy Base = $100,000

Index Strategy End Date = 1/8/2021
Index Value at Index Strategy End Date = 1333
Index Return = -15% ((1333-1569)/1569)
Index Strategy Base upon Index Strategy End Date = $95,000 ($100,000-$5,000)

Because the Buffer protects the first 10% of the loss, the Index Strategy only experiences a 5% loss (-15% Index Return + 10% Buffer = -5% Loss) or $100,000*-5.00% = -$5,000.

The following year, assuming the same Index Strategy:

Index Strategy End Date = 1/8/2022
Index Value at Index Strategy End Date = 1298

Index Return = -3%
Index Strategy Base upon Index Strategy End Date = $95,000

Because the Buffer protects against the first 10% of the loss, the Index Strategy experiences no loss of Account Value because the loss in the Index Return was less than the 10% Buffer.
POINT-TO-POINT WITH CAP INDEX STRATEGY
The Cap Rate is the maximum rate that may be credited to an Index Strategy for any given Index Strategy Term. A different Cap Rate may be declared for different Indices, Buffers and Index Strategy Terms. The Point-to-Point with Cap Index Strategy is available in 1, 3, and 6-year Terms.
If the Index Return is positive and equal to or greater than the Cap Rate, then the Index Credit is equal to the Cap Rate. If the Index Return is positive, but less than the Cap Rate, the Index Credit is equal to the Index Return.
If the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer.
EXAMPLES 1 AND 2
Cap: 12%; Buffer: 10%
•Upside potential equals 100% of the Index Return up to a Cap of 12%
i.Example 1: if the Index increased by 4%, an amount that is less than the Cap, the Index Credit would be 4%.

ii.Example 2: if the Index increased by 20%, which is greater than the Cap, the Index Credit would be 12%, which is equal to the Cap Rate.
•Partial downside protection is provided through the Buffer where Index losses within the Buffer are protected. Index losses that exceed the Buffer will result in a loss of Account Value.
i.Example 1: if the Index decreased by 4%, an amount within the Buffer, the Index Credit would be 0%, with no loss of Account Value.
ii.Example 2: if the Index decreased by 12%, which is greater than the 10% Buffer, there would be a loss of Account Value because the Index Credit would be -2%.
The initial Cap Rate applies to the initial Index Strategy Term. We will declare a Cap Rate for each subsequent Index Strategy Term. In some cases we may declare a Cap Rate for an Index Strategy as “uncapped” in which case the maximum Index Credit you may receive is equal to the Index Return, subject to the Buffer.
Subsequent Cap Rates may be higher or lower than the initial Cap Rate but will never be less than the Guaranteed Minimum Cap Rate. Subsequent Cap Rates may differ from the Cap Rates used for new contracts or for other contracts issued at different times. We will determine new Cap Rates on a basis that does not discriminate unfairly within any class of contracts. The Guaranteed Minimum Cap Rate may vary by Index Strategy Term. The Guaranteed Minimum Cap Rate equals 1.00% for a one-year Index Strategy Term, 5.00% for a three-year Index Strategy Term and 10.00% for a six-year Index Strategy Term.
STEP RATE PLUS INDEX STRATEGY
The Step Rate is the declared rate that will be credited to an Index Strategy for any given Index Strategy Term if the Index Return is between zero (including zero) and the declared Step Rate. When the Index Return is zero or positive, the Step Rate is the minimum amount of Index Credit that would be applied. The Participation Rate used in the Step Rate Plus Index Strategy is the percentage of an Index Return that may be credited if the Index Return exceeds the Step Rate. A Participation Rate only applies when the Index Return is positive and greater than the Step Rate.
If the Index Return is between zero (including zero) and the declared Step Rate, then the Index Credit is equal to the Step Rate. If the Index Return is greater than the Step Rate, the Index Credit is equal to the greater of the Index Return multiplied by the Participation Rate or the Step Rate. If the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer. The Step Rate Plus Index Strategies with 5% Buffers are not available in the state of Pennsylvania.
A different Step Rate and Participation Rate may be declared for different Indices, Buffers, and Index Strategy Terms.
EXAMPLES 1, 2 AND 3
Step Rate: 6%; Participation Rate: 90%; Buffer: 5%
•Upside potential equals the Step Rate if the Index Return is between 0% and the Step Rate. If greater than the Step Rate, the Index Credit is equal to the greater of the Index Return multiplied by the Participation Rate or the Step Rate.
o    Example 1: if the Index increased by 4%, an amount that is less than the Step Rate, the Index Credit would be 6% (the Step Rate).
o    Example 2: if the Index increased by 20%, which is greater than the Step Rate, the Index Credit would be the greater of 90% (the Participation Rate) of 20%, which is 18% or the Step Rate. In this Example, the Index Credit would be 18% as it is the greater value.
o    Example 3: if the Index increased by 6.50%, which is greater than the Step Rate, the Index Credit would be the greater of 90% (the Participation Rate) of 6.50%, which is 5.85% or the Step Rate. In this Example, the Index Credit would be the Step Rate of 6% as it is the greater value.
•Partial downside is provided through the Buffer where Index losses within the Buffer are protected. Index losses that exceed the Buffer will result in a loss of Account Value.
o    Example 1: if the Index decreased by 4%, an amount within the Buffer, the Index Credit would be 0%, with no loss of Account Value.
o    Example 2: if the Index decreased by 12%, which is greater than the 5% Buffer, there would be a loss of Account Value because the Index Credit would be -7%.
There is no maximum amount of Index Credit with the Step Rate Plus Index Strategy.
The initial Step Rate and Participation Rate applies to the initial Index Strategy Term. We will declare new Step Rate and Participation Rate for each subsequent Index Strategy Term.
Subsequent Step Rates and Participation Rates may be higher or lower than the initial Step Rate and Participation Rate but will never be less than the Guaranteed Minimum Step Rate and Guaranteed Minimum Participation Rate. The Guaranteed Minimum Step Rate equals 1.00%. The

Guaranteed Minimum Participation Rate will not be less than 60.00%. Subsequent Step Rates and Participation Rates may differ from the Step Rates and Participation Rates used for new contracts or for other contracts issued at different times. We will determine new Step Rates and Participation Rates on a basis that does not discriminate unfairly within any class of contracts.
TIERED PARTICIPATION RATE INDEX STRATEGY
The Participation Rate is the percentage of an Index Return that may be credited to an Index Strategy for any given Index Strategy Term. We will declare a 1st Tier Participation Rate, 2nd Tier Participation Rate, and a Tier Level at the start of each Index Strategy Term. The 1st Tier Participation Rate is used to calculate the Index Credit associated with any Index Return less than or equal to the declared Tier Level. The 2nd Tier Participation Rate is used to calculate the Index Credit associated with any Index Return greater than the declared Tier Level. A different Participation Rate and Tier Level may be declared for different Indices, Buffers, and Index Strategy Terms. Participation Rates only apply when the Index Return is positive. The Tiered Participation Rate Index Strategies with 5% buffers are not available in the state of Pennsylvania.
If the Index Return is between zero and the declared Tier Level, then the Index Credit is equal to the Index Return multiplied by the Participation Rate for the 1st tier. If the Index Return is greater than or equal to the declared Tier Level, the Index Credit is the sum of the Tier Level Index Return multiplied by the Participation Rate for the 1st tier and the remaining Index Return multiplied by the Participation Rate for the 2nd tier. If the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer.
EXAMPLES 1 AND 2
1st Tier Participation Rate: 100%; 2nd Tier Participation Rate: 140%; Tier Level: 30%; Buffer: 10%
•Upside potential equals the Index Return multiplied by the Participation Rate associated with the Tier Level of 30%.
◦Example 1: if the Index increased by 28%, which is less than the Tier Level, the Index Credit would be 100% of the 28% increase, which would be 28%.
◦Example 2: if the Index increased by 68%, which is above the Tier Level, the Index Credit would be 100% of the first 30% increase plus 140% of the remaining 38% increase, which equals 83.2%.
•Partial downside protection is provided through the Buffer where index losses within the Buffer are protected. Index losses that exceed the Buffer will result in a loss of Account Value.
i.Example 1: if the Index decreased by 4%, an amount within the Buffer, the Index Credit would be 0%, with no loss in Account Value.
ii.Example 2: if the Index decreased by 12%, which is greater than the 10% Buffer, there would be a loss of Account Value because the Index Credit would be -2%.
There is no maximum amount of Index Credit with a Tiered Participation Rate Index Strategy.
The initial Participation Rates and Tier Levels apply to the initial Index Strategy Term. We will declare new Participation Rates and Tier Levels for each subsequent Index Strategy Term.
Subsequent Participation Rates may be higher or lower than the initial Participation Rates but will never be less than the Guaranteed Minimum Participation Rate. The Guaranteed Minimum Participation Rate equals 100%. Subsequent Tier Levels may be higher or lower than the initial Tier Level but will never exceed the Guaranteed Maximum Tier Level. The Guaranteed Maximum Tier Level equals 35%.
Subsequent Participation Rates and Tier Levels may differ from the Participation Rates and Tier Levels used for new contracts or for other contracts issued at different times. We will determine new Participation Rates and Tier Levels on a basis that does not discriminate unfairly within any class of contracts.

VARIABLE INVESTMENT SUBACCOUNTS
In this section, we describe the Portfolios in which the Variable Subaccounts invest. Each Variable Subaccount invests in a Portfolio whose share price generally fluctuates each Valuation Day. The Portfolios that you select are your choice – we do not provide investment advice, nor do we recommend any particular Portfolio. Please consult with your Financial Professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Portfolios.
VARIABLE INVESTMENT SUBACCOUNTS
Each Variable Subaccount is a subaccount of Pruco Life Insurance Company Flexible Premium Variable Annuity Account (see “Information About the Insurance Company and Separate Accounts” for more detailed information). Each Subaccount invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The chart below provides a description of each Portfolio’s investment objective to assist you in determining which Portfolios may be of interest to you.
The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Subaccounts under the Annuity are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Subaccount. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios. There is no guarantee that any Portfolio will meet its investment objective. The current prospectus and statement of additional information for the underlying Portfolio can be obtained by calling 1-888-PRU-2888 or at www.prudential.com.
This Annuity offers a Portfolio managed by PGIM Investments LLC, an affiliated company of Pruco Life (“Affiliated Portfolio”) and Portfolios managed by companies not affiliated with Pruco Life ("Unaffiliated Portfolio"). Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Portfolio and the Unaffiliated Portfolios. Prudential Companies may receive revenue sharing payments from the Unaffiliated Portfolios. We consider the amount of these fees and payments when determining which Portfolios to offer through the Annuity. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more investment advisers or subadvisers that conduct day to day management. We have an incentive to offer Portfolios with certain investment advisers or subadvisers, either because the subadviser is a Prudential Company or because the investment adviser or subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those financial incentive factors in determining which Portfolios to offer under the Annuity. Pruco Life has selected the Portfolios for inclusion as investment options under this Annuity in Pruco Life’s role as the issuer of this Annuity, and Pruco Life does not provide investment advice or recommend any particular Portfolio. Please see "Additional Information" under the heading concerning "Fees and Payments Received by Pruco Life" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates. In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.
We may substitute one or more of the Subaccounts or terminate the availability of a Subaccount at any time. We would not do this without any necessary SEC and/or state regulatory approval. We will provide you specific notice in advance of any substitution we intend to make and the Subaccount(s) to which your affected Account Value would be transferred on the substitution date unless you made a different election before the substitution. We will also notify you if a Subaccount will no longer be available. Additionally, the Portfolios could undertake transactions that could limit or terminate their availability as investment options, including transactions to merge with another investment, or to liquidate. Any such transactions would be subject to applicable regulatory and/or shareholder approval. You will receive specific notice in advance of the merger or liquidation of a Portfolio, and we will explain how we will allocate future Purchase Payments directed to such a Portfolio in the absence of different allocation instructions from you. Any allocation we make in the absence of different allocation instructions from you would be subject to applicable regulatory guidance or approval.
The following table contains limited information about the Portfolios. Before selecting a Variable Subaccount, you should carefully review the summary prospectuses and/or prospectuses for the Portfolios, which contain details about the investment objectives, policies, risks, costs and management of the Portfolios. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudential.com.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER(S)/SUBADVISER(S)
MFS® International Growth Portfolio – Initial Class	Seek capital appreciation.	Massachusetts Financial Services Company
MFS® Total Return Bond Series – Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
MFS® Total Return Series – Initial Class	Seeks total return.	Massachusetts Financial Services Company
MFS® Value Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
PSF PGIM Government Money Market Portfolio - Class I (formerly PSF Government Money Market Portfolio – Class I)	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages the PSF PGIM Government Money Market Portfolio of the Prudential Series Fund (PSF).

INFORMATION ABOUT THE INSURANCE COMPANY AND SEPARATE ACCOUNTS
PRUCO LIFE INSURANCE COMPANY
Pruco Life Insurance Company (“Pruco Life”) is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York, and sells such products primarily through affiliated and unaffiliated distributors
No company other than Pruco Life has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit exceeds your current Account Value, you would rely solely on the ability of the issuing insurance company to make payments under the benefit out of its own assets. Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 (“Securities Act”) and Rule 159 thereunder, Pruco Life delivers this prospectus to current Owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current Owners while outside of the United States.
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
Pruco Life Insurance Company incorporates by reference into the prospectus its latest annual report on Form 10-K as of December 31, 2020 filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (“Exchange Act”) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. We will provide to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, 751 Broad Street, Newark, NJ 07102-3777 or by calling 1-888-PRU-2888. We file periodic reports as required under the Exchange Act. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see www.sec.gov). Our internet address is www.prudential.com.
FINANCIAL STATEMENTS
The financial statements of the separate accounts and Pruco Life Insurance Company are included in the Statement of Additional Information.
THE SEPARATE ACCOUNTS
The separate accounts are where Pruco Life sets aside and invests the assets supporting the Annuity. The assets of each separate account are held in the name of Pruco Life, and legally belong to us. We will maintain assets in each separate account with a total market value at least equal to the cash surrender value and other liabilities we must maintain related to the Annuity obligations supported by such assets. The obligations under the Annuity are those of Pruco Life, which is the issuer of the Annuity and the depositor of the separate accounts. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.
Pruco Life Insurance Company Flexible Premium Variable Annuity Account
The assets supporting obligations based on allocations to the Subaccounts are held in Subaccounts of Pruco Life Insurance Company Flexible Premium Variable Annuity Account, also referred to as “Pruco Life Variable Annuity Account”. Pruco Life Variable Annuity Account assets that are held in support of the Subaccount are kept separate from all our other assets and may not be chargeable with liabilities arising out of any other business we may conduct. Thus, income, gains and losses from assets allocated to Pruco Life Variable Annuity Account are credited to or charged against Pruco Life Variable Annuity Account, without regard to other income, gains or losses of Pruco Life or any other of our separate accounts.
Pruco Life Variable Annuity Account was established by us pursuant to Arizona law on June 16, 1995. Pruco Life Variable Annuity Account also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Pruco Life Variable Annuity Account.
Pruco Life Variable Annuity Account consists of multiple Subaccounts. Each Subaccount invests only in a single mutual fund or mutual fund portfolio. The name of each Subaccount generally corresponds to the name of the Portfolio. Each Subaccount in Pruco Life Variable Annuity Account may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuity issued by us through Pruco Life Variable Annuity Account. Pruco Life Variable Annuity Account is registered with the SEC under the Investment Company Act of 1940 (“Investment Company Act”) as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Pruco Life Variable Annuity Account. We may offer new Subaccounts, eliminate Subaccounts, or combine Subaccounts at our sole discretion. We may also close Subaccounts to additional Purchase Payments on existing annuities or close Subaccounts for annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If investment in the Portfolios or a particular Portfolio is no longer possible, or in our discretion becomes inappropriate for purposes of the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment Portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
Values and benefits based on allocations to the Subaccounts will vary with the investment performance of the underlying mutual funds or fund Portfolios, as applicable. We do not guarantee the investment results of any Subaccount. Your Account Value allocated to the Subaccounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.
Index Strategies Separate Account
Assets supporting the Index Strategies are held in a non-insulated, non-unitized separate account established under Arizona law. These assets are subject to the claims of the creditors of Pruco Life and the benefits provided under the Index Strategies are subject to the claims paying ability of Pruco Life.
An Owner does not have any interest in or claim on the assets in the Separate Account. In addition, neither an Owner nor amounts allocated to the Index Strategies participate in the performance of the assets held in the Separate Account.
We are not obligated to invest according to specific guidelines or strategies except as may be required by Arizona and other state insurance laws.
The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our General Account and are subject to our claims paying ability. In the Payout Stage, assets supporting annuity payments are held in the General Account. Assets in the General Account are not segregated for the exclusive benefit of any particular contract or obligation. General Account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The General Account is subject to regulation and supervision by the Arizona Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.

FEES, CHARGES AND DEDUCTIONS
In this section, we provide detail about the charges you incur if you own the Annuity.
The charges under the Annuity are designed to cover, in aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge (as described in the "Insurance Charge" subsection of this section) if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under the Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.
With regard to charges that are assessed as a percentage of the value of the Subaccounts, please note that such charges are assessed through a reduction to the Unit Value of your investment in each Subaccount, and in that way reduce your Account Value. A “Unit” refers to a share of participation in a Subaccount used to calculate your Account Value prior to the Annuity Date. There are no explicit charges for the Index Strategies.
Tax Charge: Some states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We reserve the right to deduct the tax from Purchase Payments when received, from Surrender Value upon surrender, or from Account Value upon Annuitization. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%. We may assess a charge against the Subaccounts and the Index Strategies equal to any taxes which may be imposed upon the Separate Accounts. “Surrender Value” refers to the Account Value less any applicable Tax Charges.
We will pay company income taxes on the taxable corporate earnings created by the Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the Tax Charges you may pay under the Annuity. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charges you pay under the Annuity. We reserve the right to change these tax practices.
Insurance Charge: The Insurance Charge is charged daily based on the annualized rate shown in the “Summary of Contract Fees and Charges” for the amount of Purchase Payments in your Annuity on each Valuation Day allocated to the Variable Investment Subaccounts. On any Valuation Day, your Purchase Payments will equal the sum of all Purchase Payments prior to the application of any fees, charges, or Tax Charges applied to your Annuity less all withdrawals taken from your Annuity, which includes withdrawals you take from the Annuity as Required Minimum Distributions. Currently, we offer two levels of the Insurance Charge depending on whether your Purchase Payments are less than $1,000,000, or equal to or greater than $1,000,000 on any Valuation Day. If your Purchase Payments are less than $1,000,000, you will pay a higher Insurance Charge at that time than you would pay if your Purchase Payments were $1,000,000 or more.
The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under each Annuity and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge covers the mortality and expense risk and administration charges. Furthermore, the charge also compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, quarterly account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. The charge is not applicable to any allocations to the Index Strategy Options.
Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any short sale expenses that may apply. These fees and expenses are assessed against each Portfolio’s net assets and reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the summary prospectuses and prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888.

ANNUITY PAYMENT OPTION CHARGES
If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Account Value of your Annuity when you elect to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a Tax Charge may apply.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the portion of the Insurance Charge that is deducted as an administration charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.
FEES ASSOCIATED WITH FEE-BASED FINANCIAL PLANS OR INVESTMENT ADVISORY SERVICES
The Annuity is available through registered investment advisers who may use it as part of a more comprehensive fee-based financial plan or may use the Annuity in connection with investment advisory services provided to you. In connection with that plan or the advisory services, your investment firm or investment adviser may offer investment advice for a fee. The fee for this advice is set by your investment adviser and is covered in a separate agreement between you and your adviser. We are not a party to that agreement and we have not made any independent review of your investment adviser, the agreement under which you receive investment advisory services, or the fee for those services.

VALUING YOUR INVESTMENT AND INTERIM VALUE OF INDEX STRATEGIES
PROCESSING AND VALUING TRANSACTIONS
Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days that the NYSE is closed. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
▪trading on the NYSE is restricted;
▪an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
▪the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
VALUING THE VARIABLE INVESTMENT SUBACCOUNTS
When you allocate Account Value to a Variable Investment Subaccount, you are purchasing Units of the Variable Investment Subaccount. Each Variable Investment Subaccount invests exclusively in shares of a Portfolio. The value of the Units fluctuates with the market ups and downs of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge.
Each Valuation Day, we determine the price for a Unit of each Variable Investment Subaccount, called the “Unit Price”. The Unit Price is used for determining the value of transactions involving Units of the Variable Investment Subaccounts. The Unit Price for each Variable Subaccount is the net investment factor for that Valuation Period, multiplied by the Unit Price for the immediately preceding Valuation Day. The Unit Price for a Valuation Period applies to each Valuation Day in the Period. The net investment factor is an index that measures the investment performance of and charges assessed against, a Variable Subaccount from one Valuation Period to the next. See Appendix C for calculation of net investment factor. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Variable Investment Subaccount as of the Valuation Day. There may be several different Unit Prices for each Variable Investment Subaccount to reflect the Insurance Charge. The Unit Price for the Units you purchase will be based on the total charges that apply to your Annuity.
Example
Assume you allocate $5,000 to a Variable Investment Subaccount. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Variable Investment Subaccount. Assume that later, you wish to transfer $3,000 of your Account Value out of that Variable Investment Subaccount and into another Variable Investment Subaccount. On the Valuation Day you request the transfer, the Unit Price of the original Variable Investment Subaccount has increased to $16.79 and the Unit Price of the new Variable Investment Subaccount is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Variable Investment Subaccount at the Unit Price of $17.83. You would then have 168.255 Units of the new Variable Investment Subaccount.
INTERIM VALUE OF INDEX STRATEGIES
On each Valuation Day during the year, other than the Index Strategy Start Date and Index Strategy End Date, each Index Strategy is valued using an Interim Value. The Interim Value is used to calculate amounts available for withdrawal (including systematic withdrawals), withdrawals taken to pay Advisory Fees, surrender, transfer, annuitization or payment of a death claim. The Interim Value also is used to determine how much the Index Strategy Base will be reduced after a transfer or withdrawal.
The Interim Value is also included in the Account Value and Surrender Value to reflect the amount in the applicable Index Strategy prior to the Index Strategy End Date. The Interim Value reflects the value of each Index Strategy taking into account the current price of the underlying Index, the time remaining until the Index Strategy End Date, and the current value of the investments we have made to fund our obligations under the Index Strategy. The Interim Value is an estimate of the current value of fixed income and derivative instruments we could purchase to assure our ability to meet our obligations to the Owner at an Index Strategy End Date. We use a portfolio of fixed income instruments and derivatives to replicate our obligations to calculate Index Credit for the Index Strategies. These derivatives are valued using the Black-Scholes Model. There are many external factors that may impact the Interim Value including changes in the Indices, changes in the interest rate environment, and volatility.
The Interim Value assesses the fair value of the assets allocated to the Index Strategy (Index Strategy Base) plus the current value of the portfolio of options utilized to replicate the performance of these Index Strategies.
The Interim Value for the applicable Index Strategy is equal to (1) + (2) where:
(1) is the fair value of the Index Strategy Base on the Valuation Day the Interim Value is calculated.

(2) is the current value of replicating the portfolio of options
1.The fair value of the Index Strategy Base is meant to represent the market value of the investments supporting each Index Strategy.
The Market Value Index Rate will apply on a uniform basis for a class of Owners in the same Index Strategy and will be administered in a uniform and non-discriminatory manner.
The Market Value Index Rate is the Bloomberg Barclays U.S. Intermediate Credit Index rate. The Bloomberg Barclays U.S. Intermediate Credit Index is the rate for the maturity using a set duration. The duration is set to represent the duration of the investments supporting the Index Strategy and may not match the actual length of the Index Strategy.
If the Bloomberg Barclays U.S. Intermediate Credit Index yield is not published for a particular day, then we will use the yield on the next day it is published. If the Bloomberg Barclays U.S. Intermediate Credit Index yield is no longer published, or is discontinued, then we may substitute another suitable method for determining this component of the Market Value Index Rate.
2.Current value of replicating the portfolio of options – We utilize a fair market value methodology to value replicating the portfolio of options that support this product.
For each Index Strategy, we solely designate and value options, each of which is tied to the performance of the Index associated with the Index Strategy. We use derivatives to provide an estimate of the gain or loss on the Index Strategy Base that could occur at the end of the Index Strategy Term. This estimate also reflects the impact of the Cap Rate, Participation Rate, Tier Level, Step Rate and Buffer at the end of the Index Strategy Term as well as the estimated cost of exiting the replicating options prior to the Index Strategy End Date. The valuation of the options is based on standard methods for valuing derivatives and based on inputs from third party vendors. The methodology used to value these options is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives. Any variance between our estimated fair value price and other estimated or actual prices may be different from Index Strategy type to Index Strategy type and may also change from day to day.
See Appendix A for additional information regarding the Interim Value calculation.

EXAMPLE
Index Effective Date: 12/2/2019
Purchase Payment: $150,000
Allocated to:
•33% 1-Year Step Rate Plus; S&P 500; Step Rate 5%; Participation Rate 90%; Buffer 5%
•33% 3-Year Point-to-Point Cap Rate; S&P 500; Cap Rate 75%; Buffer 10%
•34% 6-Year Tiered Participation Rate; S&P 500; Tier 1 100%; Tier 2 140%; Tier Level 30%; Buffer 10%
Note on examples: months are assumed to have 30 days and years are assumed to have 365 days.

On the Index Effective Date
	Step Rate Plus	Point-to- Point Cap Rate	Tiered Part Rate
Index Strategy Term (in months)	12	36	72
Months elapsed since Index Strategy Start Date	0	0	0
Index Strategy Base	$49,500	$49,500	$51,000
Buffer	5%	10%	10%
Index Strategy rate	5%	75%	100%/140%
Months until Index Strategy End Date	12	36	72
Market Index Rate on Index Strategy Start Date	2.00%	5.00%	8.00%
Starting Index Value	1,000
Total Account Value	$150,000

Index Return is Negative
Months elapsed since Index Strategy Start Date	9	9	9
Time Remaining in Index Strategy Term (in months)	3	27	63
Index Value on Calculation Date	800
Index Return on Calculation Date	-20%
Market Index Rate on Calculation Date	3.00%	6.00%	9.00%
1. Fair Value of Index Strategy Bas	$48,496.25	$46,847.82	$45,813.71
2. Options value	$(7,401.540)	$(6,166.880)	$(5,753.380)

Interim Value for each Strategy (1+2)	$41,094.71	$40,680.95	$40,060.33
Total Account Value		$121,835.99

Index Return is Positive
Months elapsed since Index Strategy Start Date	9	9	9
Time Remaining in Index Strategy Term (in months)	3	27	63
Index Value on Calculation Date	1200
Index Return on Calculation Date	20%
Market Index Rate	3.00%	6.00%	9.00%
1. Fair Value of Index Strategy Base	$48,496.25	$46,847.82	$45,813.71
2. Options value	$8,887.29	$10,009.66	$13,519.43

Interim Value for each Strategy (1+2)	$57,383.54	$56,857.49	$59,333.14
Total Account Value	$173,574.17
The following Examples are applicable in Pennsylvania.
EXAMPLE
Index Effective Date: 12/2/2019
Purchase Payment: $150,000

Allocated to:
▪33% 1-Year Point-to-Point Cap Rate; S&P 500; Cap Rate 17%; Buffer 10%
▪33% 3-Year Point-to-Point Cap Rate; S&P 500; Cap Rate 75%; Buffer 10%
▪34% 6-Year Tiered Participation Rate; S&P 500; Tier 1 100%; Tier 2 140%; Tier Level 30%; Buffer 10%
Note on examples: months are assumed to have 30 days and years are assumed to have 365 days.

On the Index Effective Date
		Point-to-Point Cap Rate	Point-to- Point Cap Rate	Tiered Part Rate
Index Strategy Term (in months)		12	36	72
Months elapsed since Index Strategy Start Date		0	0	0
Index Strategy Base		$49,500	$49,500	$51,000
Buffer		10%	10%	10%
Index Strategy rate		17%	75%	100%/140%
Months until Index Strategy End Date		12	36	72
Market Index Rate on Index Strategy Start Date		2.00%	5.00%	8.00%
Starting Index Value		1,000
Total Account Value		$150,000

Index Return is Negative
Months elapsed since Index Strategy Start Date		9	9	9
Time Remaining in Index Strategy Term (in months)		3	27	63
Index Value on Calculation Date		800
Index Return on Calculation Date		-20%
Market Index Rate on Calculation Date		3.00%	6.00%	9.00%
1.	Fair Value of Index Strategy Base	$49,082.84	$47,199.12	$45,965.59
2.	Options value	$(5,155.19)	$(6,166.88)	$(5,753.38)
Interim Value for each Strategy (1+2)		$43,927.65	$41,034.24	$40,212.21
Total Account Value			$125,174.10
The Index Strategy Rate may differ depending on the Index Strategy, which is further outlined in Appendix A.

Index Return is Positive
Months elapsed since Index Strategy Start Date		9	9	9
Time Remaining in Index Strategy Term (in months)		3	27	63
Index Value on Calculation Date		1200
Index Return on Calculation Date		20%
Market Index Rate		3.00%	6.00%	9.00%
1.	Fair Value of Index Strategy Base	$49,082.84	$47,199.12	$45,965.59
2.	Options value	$7,583.70	$10,009.66	$13,519.43
Interim Value for each Strategy (1+2)		$56,666.54	$57,208.78	$59,485.02
Total Account Value		$173,360.34
The Index Strategy Rate may differ depending on the Index Strategy, which is further outlined in Appendix A.

PURCHASING YOUR ANNUITY
DESIGNATION OF OWNER, ANNUITANT, AND BENEFICIARY
Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.
▪Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if both Owners instruct us in a written form that we find acceptable to allow one Owner to act independently on behalf of both Owners we will permit one Owner to do so. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the “Glossary of Terms” for a complete description of the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse). We accept as entity Owners the following Nonqualified entities: corporations, limited liability companies, non-profit organizations and partnerships.
▪Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent or Joint Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. For a Beneficiary Annuity, instead of an Annuitant there is a “Key Life” which is used to determine the annual required distributions. If an Annuitant who is not an Owner predeceases any Owner who is a natural person, not an entity: (a) if a Joint Annuitant is designated and alive, the Joint Annuitant becomes the Annuitant; (b) if no Joint Annuitant is designated and alive, the designated Contingent Annuitant becomes the Annuitant; (c) If no Contingent Annuitant is designated or alive, the Owner becomes the Annuitant; or (d) If no Joint Annuitant or Contingent Annuitant is designated or alive and there are multiple Owners who are natural persons, the oldest of such Owners becomes the Annuitant.
▪Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If the Beneficiary dies after the death of the decedent, but before the Death Benefit proceeds are paid, the Death Benefit proceeds will be payable to the Beneficiary’s estate upon our receipt of Due Proof of Death of the decedent. If no Beneficiary is alive when the Death Benefit proceeds are determined or there is no Beneficiary designation, the Death Benefit proceeds will be paid to you or your estate. For an Annuity that designates a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuity, instead of a Beneficiary, the term “Successor” is used. If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract, unless you elect an alternative Beneficiary designation.
Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the annuity, we must receive the application, in Good Order, before the oldest of the Owner(s) and Annuitant(s) turns 81 years old. If you purchase a Beneficiary Annuity, the maximum issue age is 80 based on the Key Life. The broker-dealer firm through which you are purchasing an Annuity may impose a younger maximum issue age than what is described above – check with the broker-dealer firm for details. The “Annuitant” refers to the natural person upon whose life annuity payments payable to the Owner are based.
REQUIREMENTS FOR PURCHASING THE ANNUITY
We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. The current limitations, restrictions and standards are described below. We may change these limitations, restrictions and standards in the future.
Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered Additional Purchase Payments. Unless we agree otherwise and subject to our rules, the Annuity has a required minimum initial Purchase Payment of $25,000.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to the Annuity including any other Annuity you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to the Annuity and all other Annuity owned by the new Owner would equal or exceed that $1,000,000 threshold. We may limit additional Purchase Payments under other circumstances, as explained in “Additional Purchase Payments,” below.
Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, surrenders, total withdrawals, death benefits, or Annuity payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life by wiring funds through your Financial Professional’s broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.
Once we accept your application, we allocate your Purchase Payment, upon receipt, in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Index Strategies and Variable Investment Subaccounts.
We are required to allocate your initial Purchase Payment within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.
With respect to your initial Purchase Payment that is pending investment in our Separate Accounts, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to market ups and downs during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. Once your purchase is approved by the firm, we will process your initial Purchase Payment as described above. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer’s funds at the customer’s request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors.
Allocation of Purchase Payments
Initial Purchase Payment(s)
Issuance of an Annuity represents our acceptance of an initial Purchase Payment. You may allocate your initial Purchase Payment(s) to any combination of Variable Investment Subaccounts and Index Strategies. Allocations must be made in whole percentages and must equal 100%.
You can elect on your application 1) to start your Index Strategies on the Issue Date, 2) defer the portion of your initial Purchase Payment you intend to allocate to any Index Strategy for 30 days or 3) defer your initial Purchase Payment to a specified date or 4) a date in the future. Upon receipt of all paperwork we require in Good Order and the initial Purchase Payment, if you elect to defer your allocation to the Index Strategies for 30 days, that portion of your initial Purchase Payment will be allocated to the Holding Account. The Account Value in the Holding Account will then be reallocated to the Index Strategies you selected on the application, using the Index Strategy rates in effect on the Issue Date. If you elect to defer to a specific date or date in the future, the portion of your initial Purchase Payment for the Index Strategies will be allocated to the Holding Account, or Variable Subaccounts of your choosing, and reallocated to the Index Strategies you select on the date provided, or when a request is made to the Service Center, using the current Index Strategy rates applicable at that time if more than 30 days from the Issue Date. If there is no Account Value allocated to the Holding Account, no transfer to the Index Strategies and/or the Variable Subaccounts will occur.
If the Index Effective Date is not a Valuation Day, the initial index value for the Index Effective Date will be the following Valuation Day that the Index is calculated and published.
An Index Effective Date can be any calendar date except February 29th.
If you choose to only allocate your initial Purchase Payment to Variable Investment Subaccounts and not elect allocation to the Index Strategies (either at contract issue or 30 days after), you can transfer to the Index Strategies at a future date of your choosing, which would then establish the Index Effective Date and subsequent Index Anniversary Date.
Subsequent Purchase Payment(s)
Subsequent Purchase Payments received on an Index Anniversary Date may be used to start a new Index Strategy. Subsequent Purchase Payment(s) received between an Index Strategy Start Date and Index Strategy End Date will be allocated to the Variable Investment Subaccounts as instructed by the Owner. If you do not provide any instructions, the subsequent Purchase Payment(s) will be placed in the Holding Account. The Purchase Payment(s) may be transferred to an Index Strategy on the next Index Anniversary Date or may be transferred among the available Variable Investment Subaccounts at any time. See Reallocation/Transfer Guidelines in the “Managing Your Account Value” section below.

Holding Account. The Holding Account is the PSF PGIM Government Money Market Subaccount. The Holding Account will be used for additional Purchase Payments received between Index Anniversaries if you provided no other instructions for the Purchase Payment in any other available Variable Investment Subaccount. Since you may only allocate to the Index Strategies on Index Anniversaries, additional Purchase Payments will remain in the Holding Account (or Variable Investment Subaccount(s) of your choosing) until an Index Anniversary Date where they may be reallocated to the Index Strategies.
Rate Hold. Cap Rates, Participation Rates, and Step Rates will be held for 30 days from contract issue. This rate hold only applies if you chose to wait the 30 days to allocate to the Index Strategies.
Additional Purchase Payments: The minimum amount allocable to any Index Strategy is $2,000, and the minimum amount allocable to any Variable Investment Subaccount is $20. Currently you may make additional Purchase Payments, provided that the payment is at least $100 ($50 minimum for electronic funds transfer (“EFT”) purchases).
You may make additional Purchase Payments, at any time before the earlier of (i) the Annuity Date and (ii) the oldest Owner’s 81st birthday (the Annuitant’s 81st birthday, if the Annuity is owned by an entity). We will allow Purchase Payments at least prior to the first anniversary of the Issue Date regardless of the oldest Owner’s age, unless otherwise required by applicable law or regulation to maintain the tax status of the Annuity. No additional Purchase Payments are allowed if the Annuity is held as a Beneficiary Annuity. We will apply any additional Purchase Payment as of the Valuation Day that we receive it at our Service Office in Good Order. If you have not provided allocation instructions with an additional Purchase Payment, we will allocate the Purchase Payment to the Holding Account. We may limit, restrict, suspend or reject any additional Purchase Payments.
We reserve the right to limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis.
When you purchase the Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future. Depending on the tax status of your Annuity (e.g., if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see “Tax Considerations” for additional information on these contribution limits.
Additional Purchase Payments may also be limited if the total Purchase Payments under the Annuity and other Annuity equals or exceeds $1,000,000.00, as described in more detail in the “Initial Purchase Payment” section above. Should you request a transaction that would leave less than the minimum Variable Subaccount amount or the minimum Index Strategy amount, we may, to the extent permitted by law, add the balance of your Account Value in the applicable Allocation Option to the transaction and close out your balance in the Allocation Option.
RIGHT TO CANCEL
You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid. If the Annuity is a replacement contract, you may cancel your Annuity using the same method within thirty days beginning on the date the contract is received by the owner, or any longer period as may be required by applicable law in the state where the contract is delivered or issued for delivery.
Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or Tax Charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal and state income tax withholding. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments.
SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic fund transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic fund transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.
Scheduled Transactions: Scheduled transactions include Systematic Withdrawals, Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Variable Investment Subaccounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Variable Investment Subaccounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for partial withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing and Valuing Transactions”
“Beneficiary” Annuity
You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, except in the event that the decedent’s account is an existing Prudential Beneficiary Annuity, subject to the following requirements. You may transfer the proceeds of the decedent’s account into the Annuity described in this prospectus and receive distributions that are required by the tax laws.
Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent’s death, using Table 1 in IRS Publication 590-B.
For IRAs and Roth IRAs, distributions must begin by December 31st of the year following the year of the decedent’s death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 701/2 (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 701/2 after such date). However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in “Tax Considerations”.
For nonqualified Annuities, distributions must begin within one year of the decedent’s death. For additional information regarding the tax considerations applicable to Beneficiaries of a nonqualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in “Tax Considerations”.
You may take withdrawals in excess of your required distributions. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Total Insurance Charge.
The Annuity provides a Death Benefit upon death, and you may name “successors” who may receive the Death Benefit as a lump sum. Please note the following additional limitations for a Beneficiary Annuity:
▪No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.
▪You may not annuitize the Annuity; no annuity options are available.
▪You may participate only in the following programs: Systematic Withdrawals.
▪You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.
▪If the Annuity is funded by means of transfer from another Beneficiary Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
▪The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in the Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.
▪If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
▪If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

Speculative Investing: Do not purchase the Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing the Annuity, you represent and warrant that you are not using the Annuity, or any of its optional benefits, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant. You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuity to grantor trusts with more than two grantors.

MANAGING YOUR ANNUITY
CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order which will be effective upon receipt at our Service Office. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based.
As of the Valuation Day we receive an ownership change, including an assignment, any systematic investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office. Some of the changes we will not accept include, but are not limited to:
▪a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;
▪a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;
▪a new Annuitant prior to the Annuity Date if the Owner is an entity;
▪a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of Spousal Continuation;
▪any permissible designation change if the change request is received at our Service Office after the Annuity Date;
▪a new Owner or Annuitant that is a certain ownership type, including but not limited to endowments, or grantor trusts with more than two grantors; and
▪a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.
If there is a change of Owner or Annuitant, the Latest Annuity Date will be based on the age of the oldest Owner or Annuitant once the change is made. The Annuity Date must: (a) be on or after the Earliest Annuity Date and on or before the new Latest Annuity Date; and (b) must be consistent with applicable laws and regulations at the time.
Unless designated as "irrevocable", you may instruct us to change the Beneficiary. An irrevocable Beneficiary is one whose written consent is needed before you can change the Beneficiary or exercise certain other rights.
In general, you may change the Owner, Annuitant and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant, Joint Annuitant or Contingent Annuitant. We accept assignments of nonqualified Annuities only.
An Owner may seek to transfer ownership of the Annuity, subject to the interest of any assignee or beneficiary of record. We assume no responsibility for the validity or tax consequences of any change of ownership.
We reserve the right to reject any proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
▪a company(ies) that issues or manages viatical or structured settlements;
▪an institutional investment company;
▪an Owner with no insurable relationship to the Annuitant, Joint Annuitant, or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or
▪a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
We will implement this right on a non-discriminatory basis and to the extent allowed by state law but are not obligated to process your request within any particular timeframe.
Death Benefit Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the Return of Purchase Payments Death Benefit will no longer apply to the new Owner or Annuitant and the amount of the Death Benefit will be equal to the Account Value on the date we receive Due Proof of Death unless otherwise specified in the “Death Benefits” section of the prospectus.
Spousal Designations
If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract. Note that any division of your Annuity due to divorce will be treated as a withdrawal. The non-Owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new Owners. Please consult with your tax adviser regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing any spousal benefits for a civil union partner or domestic partner.
Contingent Annuitant
Where the Annuity is held by a Custodial Account, an account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”) the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Death Benefit will be payable. If the Contingent Annuitant is the spouse, then the spouse may elect to receive the Death Benefit or continue the Annuity. If the Contingent Annuitant spouse elects to continue the Annuity, the Death Benefit payable will equal the Death Benefit described in the Spousal Continuation section of the Death Benefits section of this prospectus. See “Spousal Continuation of Annuity” in “Death Benefits” for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.
Joint Annuitant
Generally, if a Nonqualified Annuity is owned by an entity and the entity has named a Joint Annuitant, the Death Benefit will payable upon the death of the first Annuitant. Unless we agree otherwise, the Annuity is only eligible to have a Joint Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); or (2) an entity described in Code Section 72(u)(1) (or any successor Code Section thereto).

MANAGING YOUR ACCOUNT VALUE
REALLOCATIONS/TRANSFER GUIDELINES
You may transfer Account Value between Variable Investment Subaccounts at any time, subject to the restrictions outlined below. On each Index Anniversary Date, you may reallocate Account Value allocated to Variable Investment Subaccounts and any Index Strategy(ies) that has reached an Index Strategy End Date into any available Index Strategy.
You will receive a Reallocation Notice 30 days prior to your Index Anniversary Date. You must provide instructions for reallocation in Good Order (by any method allowable), no later than the Index Anniversary Date. The reallocation will be processed on the Index Anniversary Date. You will be able to make reallocation selections via mail, phone, or through online access.
You may not reallocate to an Index Strategy where the Index Strategy End Date is after your Maximum Annuity Date. If there is less than one year until the Maximum Annuity Date, reallocations can only be made to the Variable Investment Subaccounts. If you have not provided instructions for any Account Value in an Index Strategy that would extend beyond the Maximum Annuity Date, we will transfer that Account Value to the Holding Account using the Interim Value, if applicable.
The minimum required amount allocated to any Index Strategy is $2,000. The minimum required amount allocated to any Variable Investment Subaccount is $20.
You may transfer out of an Index Strategy before the Index Strategy End Date, but you will do so at the Interim Value of the Index Strategy. See “Interim Value” for more information. The funds transferred from an Index Strategy before the Index Strategy End Date may only be transferred to Variable Investment Subaccounts or the Holding Account. If you wish to transfer to another Index Strategy, after transferring to the Variable Investment Subaccounts or the Holding Account, you must wait until the next Index Anniversary Date.
The Interim Value rules do not apply in the following situations.

From Account	To Account	Any Time	Index Strategy End Date Only
Variable Investment Subaccount (including Holding Account)	Variable Investment Subaccount (including Holding Account)	X
Variable Investment Subaccount (including Holding Account)	Index Strategy		X
Index Strategy	Variable Investment Subaccount (including Holding Account)		X
Index Strategy	Index Strategy		X
Default Reallocations/Transfers
If you do not respond to the Reallocation Notice, any Index Strategy that has reached an Index Strategy End Date will automatically renew into the same Index Strategy. If the same Index Strategy is no longer available, the funds associated with the closed Index Strategy will be transferred to the Holding Account, where they may be allocated among the Variable Investment Subaccounts or into another Index Strategy on the next Index Anniversary Date.
We reserve the right to stop offering any Index Strategy at any time.
Restrictions on Transfers between Variable Investment Subaccounts
You may transfer Account Value between Variable Investment Subaccounts subject to the restrictions outlined below. Transfers are not subject to taxation on any gain.
Frequent transfers among Variable Subaccounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a portfolio manager to manage a portfolio’s investments. Frequent transfers may cause the portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the portfolio’s Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
▪With respect to each Subaccount (other than the Holding Account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Subaccount, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Subaccount, then upon the Transfer Out, the former Subaccount becomes restricted (the “Restricted Subaccount”). Specifically, we will not permit subsequent transfers into the Restricted Subaccount for 90 calendar days after the Transfer Out if the Restricted Subaccount invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Subaccount invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs; (ii) do not count any transfer that solely involves the Holding Account; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
▪We reserve the right to effect transfers on a delayed basis for all Annuities in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Subaccounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.
If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.
There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund Portfolios available to them. Since some Owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Variable Investment Subaccounts that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all Owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional) and will not waive a transfer restriction for any Owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners (including an Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Subaccount investing in that portfolio that occurs within a certain number of days following the date of allocation to the Subaccount. Each portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no portfolio has adopted a short-term trading fee.

FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
If you have provided the necessary authorization on the application for your Annuity, the individual who signed the application for your Annuity may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Variable Investment Subaccounts and Index Strategies. We refer to this person as your Financial Professional. You may have another person providing investment advisory services to you with respect to the Annuity and who you have separately authorized on the form we require to forward instructions to us regarding the allocation of your Account Value or certain financial transactions. Please be aware that if you authorize more than one person to provide investment instructions to us, we will follow all instructions received from authorized persons in the order in which we receive them. If your Financial Professional or investment adviser has this authority, we deem that all such transactions that are directed by your Financial Professional or investment adviser, as applicable, with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional or authorized investment adviser until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Variable Investment Subaccounts and Index Strategies available for transfers or allocation of Purchase Payments by such Financial Professional or investment adviser. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions.
Please Note: Contracts managed by your Financial Professional or investment adviser also are subject to the restrictions on transfers between Variable Investment Subaccounts that are discussed in the section below titled “Restrictions on Transfers Between Variable Investment Subaccounts.” We may also require that your Financial Professional or investment adviser transmit all financial transactions using the electronic trading functionality available through our website (www.prudential.com). Limitations that we may impose on your Financial Professional or investment adviser under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on his or her own behalf, except as otherwise described in this prospectus.
AUTHORIZATION OF A THIRD-PARTY INVESTMENT ADVISER TO MANAGE MY ACCOUNT
FlexGuard Advisor may be used where you have engaged an investment adviser to provide advice to you regarding the Annuity. That investment adviser may be a firm or person that is appropriately licensed to sell the Annuity or that is affiliated with an entity that is appropriately licensed to sell the Annuity. The investment adviser you engage to provide advice to you in connection with the Annuity for you is not acting on our behalf, but is acting on your behalf. To be eligible to take any action with respect to your Annuity, your investment adviser must follow our rules for interacting with us to take action on your Annuity. In particular, we limit the amount of the adviser's fee that the adviser can withdraw from your Annuity (provided you have completed the required paperwork authorizing your investment adviser to do so) to a specified percentage of your Account Value. We may change the percentage limit periodically at our discretion. We reserve the right to change these rules at any time. Although we impose these rules, you are solely responsible for choosing a suitable investment adviser.
We do not offer advice about how to allocate your Account Value or make elections for your Annuity. We follow appropriately given instructions and direction from your investment adviser or you. As such, we are not responsible for any recommendations your investment adviser makes, any specific transfers, transactions or elections they make on your behalf.
You will receive confirmations of transactions that affect your Annuity that reflect advisory fees deducted from your Account Value. It is your responsibility to understand the advisory services provided by your investment adviser and the advisory fees charged for those services, and if applicable, to review transaction confirmations to validate the accuracy of the advisory fee withdrawn from the Annuity. We encourage you to discuss with your investment adviser the impact of deducting advisory fees from your Annuity prior to making any election to do so.
Advisory Fee Payments
Any fee that is charged by your investment adviser is in addition to the fees and expenses that apply under your Annuity. Please be aware that if you authorize your investment adviser to receive amounts from your Annuity to pay for the investment adviser’s fee, such fee payment will be treated as an expense of the contract and not a taxable distribution so long as certain requirements are met (see “Special Rules for Advisory Fee Payments.”)
Withdrawals authorized by your investment adviser or you may have consequences. Advisory fees reduce your Account Value by the amount of the fees on a dollar-for-dollar basis.. If a withdrawal of advisory fees is taken from an Index Strategy before the Index Strategy End Date, the withdrawal will be based on the Interim Value. If you withdraw Account Value allocated to an Index Strategy, the withdrawal will cause an immediate reduction to your Index Strategy Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions to your Index Strategy Base will negatively impact your Interim Value for the remainder of the Index Strategy Term and will result in a lower Index Credit on the Index Strategy End Date. Once your Index Strategy Base is reduced due to a withdrawal during any Index Strategy Term, it will not increase for the remainder of the Index Strategy Term.
For purposes of the Return of Purchase Payments Death Benefit, Advisory Fee payments will not reduce the Return of Purchase Payments Amount. Withdrawals of advisory fees will be deducted first from any Variable Investment Subaccounts on a proportional basis. These deductions will result in the cancellation of accumulation units of the impacted Variable Investment Subaccounts.
Special Rules for Advisory Fee Payments
We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if (1) your Annuity is being used in conjunction with a “qualified” retirement plan (plans meeting the requirements of Sections 401, 403 or 408 of the Code) or (2) your non-qualified Annuity satisfies the requirements of Private Letter Ruling 201945005 (“PLR”) issued by the IRS to Pruco Life. In accordance with the PLR, advisory fee payments from your non-qualified Annuity are treated as an expense as long as your investment adviser attests to Prudential that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the investment adviser for fees related to investment advice and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity. If an investment adviser does not or is unable to attest that the PLR requirements are satisfied, advisory fees paid from a non-qualified Annuity may be considered taxable withdrawals and subject to federal and state income taxes and a 10% penalty tax if withdrawn before age 59 ½.

ACCESS TO ACCOUNT VALUE
TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
During the Savings Stage you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. If you surrender your Annuity, we may deduct any Tax Charge that applies. If a withdrawal is taken from an Index Strategy before the Index Strategy End Date, the withdrawal will be based on the Interim Value. See “Interim Value” for more information. Unless you notify us differently as permitted, partial withdrawals will be deducted first from any Variable Investment Subaccounts on a proportional basis. Only when the Variable Investment Subaccounts have been depleted will any remaining withdrawal amount be deducted from the Index Strategies, also on a proportional basis. The Owner can also request self-directed withdrawals from Variable Investment Subaccounts and Index Strategies of their choosing. Each of these types of distributions is described more fully below.
The deduction of advisory fees from Account Value is treated as a withdrawal under the Annuity. No surrender charges apply to the Annuity, and accordingly there is no annual free withdrawal amount applicable.
PARTIAL WITHDRAWALS AND INTERIM VALUE OF INDEX STRATEGIES
Any time a partial withdrawal occurs between Index Strategy Start and End Dates, the Index Strategy Base will be reduced in the same proportion that the total withdrawal reduced the Interim Value. A proportional reduction in your Index Strategy Base could be larger than the dollar amount of the withdrawal when the Index Strategy Base is greater than the Interim Value. Here are examples where the Index Strategy Base is less than the Interim Value and then exceeds the Interim Value:
Example 1:
Index Strategy Start Date: 9/1/2019
Index Strategy Base: $50,000

Withdrawal Date: 3/1/2020
Interim Value: $70,000
Withdrawal: $50,000 gross

Withdrawal divided by Interim Value: $50,000 / $70,000 = 71.429%
Index Strategy Base Adjustment Amount: $50,000 x 71.429% = $35,714.29
Index Strategy Base after Withdrawal: $50,000 - $35,714.29 = $14,285.71

Example 2:
Index Strategy Base: $14,285.71

Withdrawal Date: 5/1/2020
Interim Value: $14,000
Withdrawal: $14,000 gross

Withdrawal divided by Interim Value: $14,000 / $14,000 = 100%
Index Strategy Base Adjustment Amount: $14,285.71 x 100% = $14,285.71
Index Strategy Base after Withdrawal: $0

TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITY
Prior to Annuitization
For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any “gain” in your Annuity and second as a return of your “cost basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59 1/2, you may be subject to a 10% tax in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.
During the Income Stage
During the Income Stage, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a Section 1035 exchange or other qualifying transfer.

There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.

SYSTEMATIC WITHDRAWALS DURING THE SAVINGS STAGE
Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Systematic withdrawals can be made from your Account Value allocated to the Variable Investment Subaccounts or Index Strategies. Systematic withdrawals taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please see “Interim Value” for more information. Any time a systematic withdrawal occurs before the Index Strategy End Date, the Index Strategy Base will also be reduced in the same proportion that the total withdrawal reduced the Interim Value.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
In the absence of instructions, systematic withdrawals will be taken on a proportional basis from all Variable Investment Subaccounts until the Variable Investment Subaccounts have been depleted, and then they will be taken proportionally from all the Index Strategies.
SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE
If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% additional tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as nonqualified Annuities, the Code may provide a similar exemption from additional tax under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please see “Interim Value” for more information. Any time a systematic withdrawal occurs before the Index Strategy End Date, the Index Strategy Base will also be reduced in the same proportion that the total withdrawal reduced the Interim Value. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% additional tax.
Please note that if a withdrawal under Sections 72(t) or 72(q) is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will implement the withdrawal on the last Valuation Day prior to December 25th of that year.
REQUIRED MINIMUM DISTRIBUTIONS
Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. Required Minimum Distribution withdrawals taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please see “Interim Value” for more information. Any time a Required Minimum Distribution withdrawal occurs before the Index Strategy End Date, the Index Strategy Base will also be reduced in the same proportion that the total withdrawal reduced the Interim Value.
The amount of the Required Minimum Distribution for your particular situation may depend on other Annuity, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
If you choose to take your Required Minimum Distribution from this Annuity, unless we receive other instructions from you, we will take each Required Minimum Distribution first on a proportional basis from the Variable Investment Sub-Accounts in which your Account Value is allocated. Once the Account Value in all Variable Investment Sub-Accounts has been depleted, we will deduct any remaining Required Minimum Distribution on a proportional basis from the Index Strategy in which you have Account Value allocated. If the amount of the Required Minimum Distribution reduces your Account Value below $2,000, we may treat the distribution as a full Surrender of the Annuity. After the Annuity Date, we will view the annuity payments as your Required Minimum Distributions with respect to the Annuity.

You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code.
In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.
Please note that if a Required Minimum Distribution is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the Required Minimum Distribution on the last Valuation Day prior to December 25th of that year.
See “Tax Considerations” for a further discussion of Required Minimum Distributions.
Death Benefits: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.
We generally pay any early withdrawal request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

SURRENDERS
SURRENDER VALUE
During the Savings Stage you can surrender your Annuity at any time and will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable Tax Charges.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. We will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Options” later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.
Your Surrender Value taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please see “Interim Value” for more information.

ANNUITY OPTIONS
Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option. We currently make annuity options available that provide fixed annuity payments only. Fixed annuity payments provide the same amount with each payment. You must annuitize your entire Account Value; partial Annuitizations are not allowed. If you annuitize between Index Anniversary Dates, your annuity payments taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. See “Interim Value” for more information.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first, the Maximum Annuity Date, and no earlier than the earliest permissible Annuity Date. Your choice of Annuity Date and Annuity Option may be limited, depending on your use of the Annuity. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the annuity options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. You may change your choices up to 30 days before the Annuity Date. We must receive your request in Good Order.
If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.
On the Annuity Date we apply the Account Value, less any applicable Tax Charges, to the Annuity Option you select. If you have not selected an Annuity Option, the default Annuity Option will be Option 1 with a certain period of 120 months (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables).
If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.
Once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option and you may no longer receive the Death Benefits as described below. See the “Death Benefits” section of this prospectus.
Please note that you may not annuitize under one of the Fixed Annuity Options within the first three Annuity Years (except as otherwise specified by applicable law).
For Beneficiary Annuity, no annuity payments are available and all references to Annuity Date are not applicable.
Fixed Annuity Options
We currently make annuity options available that provide fixed annuity payments only.
Option 1
Life Income Annuity Option with a Period Certain - Under this option, income is payable equally monthly, quarterly, semiannually, or annually for the Annuitant’s life or a period certain, subject to our then current rules, whichever is longer. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the annuity option becomes effective, as computed under applicable IRS tables, is less than 10 years. In addition, for qualified annuities, the period certain option may be limited to 10 years or less depending on the circumstances. If in these instances the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Option 2
Joint Life Annuity Option - Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
Other Annuity Options We May Make Available
At the Annuity Date, we may make available other annuity options not described above. However, Options 1 and 2 above will always remain available. The additional options we currently offer are:
▪Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

▪Joint Life Annuity Option with a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. If the Annuitants’ joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.
▪Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen (the “period certain”), up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the annuity option becomes effective, as computed under applicable IRS tables). The annuity payments may be made equally monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies before the end of the period certain, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.
For qualified annuities, the period certain option may be limited to 10 years or less depending on the circumstances. We reserve the right to cease offering any of these other annuity options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity options. If there is a misstatement of age or sex on which life annuity rates are calculated and we have to make a correction/adjustment to prior payments, we will use an interest rate of 6% to remedy any underpayments and, for overpayments, 6% will be deducted from future amounts payable by us under your Annuity.

DEATH BENEFITS
TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
The Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If a Contingent Annuitant was designated before an Annuitant’s death and the Annuitant dies, and the Contingent Annuitant is the spouse, then the spouse Contingent Annuitant may choose to become the Annuitant and continue the contract, in which case a Death Benefit will not be paid,or elect to receive the Death Benefit. If a Nonqualified Annuity is owned by an entity (for example, a non-natural person), the Death Benefit is payable upon the first Annuitant’s death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”. A Death Benefit is payable only if your Account Value at the time of the decedent’s death is greater than zero. Death claims taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. See “Interim Value” for more information.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue the Annuity to grantor trusts with more than two grantors. If co-grantors are named, the second grantor may be designated as Joint Annuitant. If a non-Annuitant co-grantor passes away, then the Death Benefit will not be payable.
We determine the amount of the Death Benefit as of the date we receive Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.
Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus under “Payment of Death Benefits” below.
After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the Holding Account. However, between the date of death and the date that we transfer any remaining Death Benefit to the Holding Account, the amount of the Death Benefit is subject to market ups and downs (net of the Insurance Charge).
COMMON DISASTER -- If an Owner and a Beneficiary die in a common disaster, it must be proved to our satisfaction that the Owner died first and the Beneficiary survived the Owner(s) (or Annuitant if entity owned) by at least 30 days. In this situation, the Death Benefit proceeds will be payable to the Beneficiary’s estate upon our receipt of Due Proof of Death of the Decedent. When there is insufficient evidence to determine the order of death, then, unless prohibited by law, we will deem the Owner to have survived the Beneficiary.
If: (a) the Owner is an entity; (b) no Contingent Annuitant or Joint Annuitant has been designated, we will deem the Annuitant to be the last survivor and pay the proceeds to any remaining Beneficiary, or if none, to any remaining contingent Beneficiary, or if none, to the Owner.
THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT
The Annuity provides a Death Benefit called the Return of Purchase Payments Death Benefit and will be attached to your Annuity contract once issued.
The amount of the death benefit under the Return of Purchase Payments Death Benefit is equal to the greater of:
▪The Return of Purchase Payments Amount, defined below; AND
▪The Account Value on the date we receive Due Proof of Death.
Calculation of the Return of Purchase Payments Amount
Initially, the Return of Purchase Payment Amount is equal to the sum of all Purchase Payments allocated to the Annuity on its Issue Date. Thereafter, the Return of Purchase Payments Amount is:
▪Increased by additional Purchase Payments allocated to the Annuity, and
▪Reduced for any partial withdrawals excluding Advisory Fee withdrawals, up to the 1.25% maximum allowable. A withdrawal will cause a proportional reduction to the Return of Purchase Payments Amount equal to the ratio of the amount of the withdrawal to the Account Value immediately prior to the withdrawal.

For purposes of the Return of Purchase Payment Death Benefit, Advisory Fee payments will not reduce the Return of Purchase Payment Amount. Advisory Fee withdrawals up to 1.25% will not be considered a withdrawal under the Return of Purchaser Payments Death Benefit calculation. Your Account Value will be reduced by the amount of the withdrawal, but the value of your Return of Purchase Payment Amount will not be negatively impacted. For Advisory Fee withdrawals that exceed 1.25%, the portion of the Advisory Fee withdrawal over 1.25% will be treated as a withdrawal under the Return of Purchase Payments Death Benefit and reduce your Purchase Payment Amount.

The proportional reduction in the Return of Purchase Payments Amount could be less or greater than the actual withdrawal based upon the level of the Account Value. If the Account Value exceeds the Return of Purchase Payments Amount prior to the withdrawal, then the impact on the Return of Purchase Payments Amount would be less than the reduction in the Account Value. If the Return of Purchase Payments Amount exceeds the Account Value prior to the withdrawal, then the impact on the Return of Purchase Payments Amount would exceed the reduction in the Account Value. This is outlined in the below examples.
Example 1:
Return of Purchase Payments Amount: $100,000
Gross Withdrawal: $18,000
Account Value at time of Withdrawal: $118,000
Return of Purchase Payments Amount Reduction Percent for Withdrawal: 15.25% ($18,000/$118,000)
Return of Purchase Payments Amount after Withdrawal: $84,750 ($100,000 - 15.25%)

Example 2:
Return of Purchase Payments Amount: $100,000
Gross Withdrawal: $18,000
Account Value at time of Withdrawal: $90,000
Return of Purchase Payments Amount Reduction Percent for Withdrawal: 20% ($18,000/$90,000)
Return of Purchase Payments Amount after Withdrawal: $80,000 ($100,000 - 20%)
EXCEPTIONS TO THE RETURN OF PURCHASE PAYMENT AMOUNT: There are certain exceptions to the amount of the Death Benefit under the Return of Purchase Payments Death Benefit.
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death. Although we do not currently limit the Death Benefit to the Account Value, if we decide to do so, the beneficiaries designated under your Annuity would receive an amount equal to the Account Value and not an amount equal to the greater of the Return of Purchase Payment amount and the Account Value.
▪Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.
SPOUSAL CONTINUATION OF ANNUITY
Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment ("Spousal Continuation") subject to our rules and subject to our receipt of Due Proof of Death. The Account Value (which may be based on the Interim Value for amounts held in the Index Strategies) as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Account Value will be allocated to the Variable Investment Subaccounts on a proportional basis or to the Holding Account if no Variable Investment Subaccounts have value. The spouse may transfer to any of the Variable Investment Sub-accounts at any time or to a new Index Strategy on the next Index Anniversary Date.
Upon Spousal Continuation, the Account Value is increased to the Return of Purchase Payment Amount, if greater.
Subsequent to Spousal Continuation, the amount of the Death Benefit will be equal to the Account Value on the date we receive Due Proof of Death.
We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately. Spousal continuation is only permitted once under the Annuity.
PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options – Annuity owned by Individuals (not associated with Tax-Favored Plans)
Except in the case of a Spousal Continuation as described above, upon your death, certain distributions must be made under the Non-Qualified Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent’s death before the Annuity Date, the Death Benefit must be distributed:
▪within five (5) years of the date of death (the “five-year deadline”); or
▪as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. If we do not receive instructions on where to send the payment within five-years of the date of death, the funds will be escheated.
▪If the Beneficiary is the surviving spouse of the Owner, the spouse may elect to continue the Annuity.
If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed as a lump sum payment.
The Owner may elect the method of payment to each Beneficiary, subject to our then current rules, prior to the date of death of the decedent. When no such election is made as to a specific Beneficiary, such Beneficiary must elect the method of payment within 60 days of the date we receive all required documentation in Good Order in order to pay the Death Benefit to that Beneficiary. If no election is made within 60 days, the default will be distribution within five years of the date of death of the decedent as noted in (a) above. If the Beneficiary is the surviving spouse of the owner, the spouse may elect to continue the Annuity under (c) above.
The Owner may elect to have any amount of the proceeds due to a Beneficiary applied under any of the Annuity Options described in the “Annuity Payment Options” section, or any other option we then make available. If you make such an election, a Beneficiary may not alter such an election. However, if you have not previously made such an election, a Beneficiary may make such an election as to the proceeds due that Beneficiary. The Beneficiary will be the “measuring life” for determining the amount of any annuity payments dependent on the continuation of life. We may require evidence satisfactory to us of the age of the measuring life prior to commencement of any annuity payments.
In the event of death on or after the Annuity Date, we distribute any payments due subsequent to an Owner’s or Annuitant’s death at least as rapidly as under the method of distribution in effect as of the date of such Owner’s or Annuitant’s death.
Alternative Death Benefit Payment Options – Annuity Held by Tax-Favored Plans
Upon your death under an IRA or Roth IRA, any remaining interest must be distributed in accordance with federal income tax requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)). The post-death distribution requirements under prior law continue to apply in certain circumstances.
•Prior law. Under prior law, if an IRA owner dies prior to the required beginning date, the remaining interest must be distributed (1) within 5 years after the death (the “5-year rule”), or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”). If the IRA owner dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).
•The new law. Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).
Instead of taking distributions under the new 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed with 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the IRA owner was alive could continue to be made under that method after the death of the IRA owner. However, under the new law, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the new post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, the new post-death distribution requirements generally do not apply if the IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an IRA owner who died prior to 2020.
•Spousal continuation. Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may establish an advisory fee deduction program for a qualified or non-qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable to the Annuity Owner. Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a non-qualified Annuity to be treated as not taxable. Advisory fee deduction programs are not permitted if the Annuity is commission based or has a living benefit. Charges for investment advisory fees that are taken from a qualified or non-qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Services (“IRS”). In accordance with the PLR, advisory fee payments from your non-qualified Annuity are treated as an expense as long as your advisor attests to Prudential that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to the 10% additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.
Taxes on Annuity Payments

If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $12,750 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this additional tax if:
▪the amount is paid on or after you reach age 59½;
▪the amount is paid on or after your death (or the death of the Annuitant when the owner is not an individual);
▪the amount received is attributable to your becoming disabled (as defined in the Code);
▪generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% additional tax); or
▪the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction, as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before

August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:
▪As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.
▪Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts.
▪Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.
After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant’s death in certain instances) under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts Nonqualified Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:
▪Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;
▪Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;
▪A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
▪H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
▪Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);
▪Section 457 plans (subject to 457 of the Code).

A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. Go to www.irs.gov for the contribution limits for each year. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
▪You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);
▪Your rights as Owner are non-forfeitable;
▪You cannot sell, assign or pledge the Annuity;
▪The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);
▪The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date); and
▪Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
▪A 10% early withdrawal additional tax described below;
▪Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
▪Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

▪If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution limit and compensation limit.
▪SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
▪SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch up contribution amount. These amounts are indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.
ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
▪Contributions to a Roth IRA cannot be deducted from your gross income;
▪“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
▪If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.
Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax).
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:
▪Your attainment of age 59½;
▪Your severance of employment;

▪Your death;
▪Your total and permanent disability; or
▪Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date), or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional benefits that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional benefits.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Distributions Upon Your Death for a Qualified Annuity

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The information provided below applies to Owners who die after 2019. For Owner deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
•If you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).
Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence by December 31st of the year after your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of 18 and any remaining interest must be distributed with 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
•Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
10 % Additional Tax for Early Withdrawals from a Qualified Annuity You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this additional tax if:
▪the amount is paid on or after you reach age 59½ or die;
▪the amount received is attributable to your becoming disabled; or
▪generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
▪For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and
▪For all other distributions, we will withhold at a 10% rate.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
CARES Act impacts. In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans. While most provisions applied only to 2020, certain items impact future years as well.
Waiver of Required Minimum Distributions (RMDs) for 2020. The requirement to take minimum distributions from defined contribution plans and IRAs was waived for 2020. For deaths occurring before 2020, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year. The 1-year election rule for life expectancy payments by an eligible beneficiary is also extended by 1 year so that for a 2019 death, the election for a lifetime payout can be made by December 31, 2021.
Withdrawals from Employer Plans and IRAs, including Roth IRAs. Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs. The relief applies to such distributions made at any time on or after January 1, 2020 and before December 31, 2020 and permits recontribution of such distribution to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
Plan Loans. Relief is provided with respect to plan loans taken by any “qualified individual” (as defined by federal tax law) who is affected by the coronavirus in that the due date for any repayment on a loan that otherwise is due between March 27, 2020 (the date of enactment) and December 31, 2020, would be delayed for one year. This also would extend the maximum loan period (normally five years).
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse if legally married. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

ADDITIONAL INFORMATION
Reserved Rights
In addition to rights specifically reserved elsewhere in this Annuity, we reserve the right to perform any or all of the following: (a) combine Variable Subaccount with other Variable Subaccounts; (b) combine the Variable Separate Account(s) shown in the Annuity Schedule with other "unitized" separate accounts; (c) combine the Index Strategies Separate Account with other “non-unitized,” “non-insulated” separate accounts; (d) deregister the Variable Separate Account(s) shown in the Annuity Schedule under the Investment Company Act; (e) operate the Variable Separate Account(s) shown in the Annuity Schedule as a management investment company under the Investment Company Act or in any other form permitted by law; (f) make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act, the Exchange Act, the Investment Company Act, or any changes to the Securities and Exchange Commission’s interpretation thereof; (g) make changes that are necessary to maintain the tax status of your Annuity, any optional benefit, amendment or endorsement attached hereto or any charge or distribution from your Annuity under the Code; (h) to establish a provision for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account; (i) make any changes required by Federal or state laws with respect to annuity contracts; and (j) to the extent dictated by any underlying mutual fund, impose a redemption fee or restrict transactions within any Variable Subaccount. We reserve the right to modify this Annuity without receiving your prior consent, except as may be required by any applicable law, if we are required to make changes necessary to comply with state regulatory requirements, Internal Revenue Service ("IRS") requirements or other federal requirements.
We may eliminate Variable Subaccounts, restrict or prohibit additional allocations to certain Variable Subaccounts, or substitute one or more new underlying mutual funds or Portfolios for the one in which a Variable Subaccount is invested in which case any reference to proportional allocations would include only those Variable Subaccounts that do not restrict or prohibit additional allocations. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for any other reason. We would obtain any regulatory prior approval. If an Index is no longer available to us, or if the manner by which the Index is determined substantially changes, we will substitute a comparable Index. We would obtain any required regulatory prior approval. We will notify you and any assignee of the substitution.
Claims of Creditors
To the extent permitted by law, no payment or value under this Annuity is subject to the claims of your creditors or those of any other Owner, any Annuitant, or any Beneficiary.
Deferral of Transactions
We may defer any annuity payment for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any annuity payout for more than thirty days, we will pay interest as required by state law. We may defer any distribution from any Allocation Option or any transfer from Allocation Options for a period not to exceed seven calendar days from the date the transaction is effected.
Facility of Payment
Subject to applicable law, we reserve the right, in settlement of full liability, to make payments to a guardian, conservator or other legal representative if a payee is legally incompetent.
Tax Reporting and Withholding
Events giving rise to such tax reporting and withholding include, but are not limited to: (a) annuity payments; (b) payment of Death Benefits; (c) other distributions from the Annuity; and (d) transfers and assignments.
Service Providers
Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2020, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
Guidehouse	Claim related services	150 North Riverside Plaza, Suite 2100, Chicago, IL 60606
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036

Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
Venio Systems LLC	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
Cyber Security Risks. We provide information about cyber security risks associated with the Annuity in the Statement of Additional Information.
WHAT IS THE LEGAL STRUCTURE OF THE PORTFOLIOS?
Each underlying Portfolio is registered as an open-end management investment company, or series thereof, under the Investment Company Act. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Subaccounts invest. However, under current SEC rules, you have voting rights in relation to Account Value allocated to the Subaccounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Subaccount. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and toward the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of Owners who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Subaccounts or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Subaccounts, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Subaccount whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Material Conflicts
In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance policy owners and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:
(1)changes in state insurance law;
(2)changes in federal income tax law;
(3)changes in the investment management of any Variable Investment Subaccount; or
(4)differences between voting instructions given by variable life insurance policy owners and variable annuity contract owners.
Fees and Payments Received by Pruco Life
As detailed below, Pruco Life and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Subaccounts” earlier in this prospectus.
We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the advisers of the underlying Portfolios or their affiliates (not the Portfolios), which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to an annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2020, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from $1,500 to $246,998.00. These amounts relate to all individual variable annuity contracts issued by Pruco Life or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuity contracts or life insurance policies offered by different Prudential business units.
WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE?
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Unadjusted Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists below include the names of the Firms and Entities that we are aware (as of December 31, 2020) received compensation with respect to our annuity business generally during 2020 (or as to which a payment amount was accrued during 2020). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2020 retrospective depiction. During 2020, non-cash compensation received by Firms and Entities ranged from $37.46 to $3,298,342.95. During 2020, cash compensation received by Firms ranged from $4.40 to $12,514,361.56.
All of the Firms and Entities listed below received non-cash compensation during 2020. In addition, Firms in bold also received cash compensation during 2020.

1st Global Capital Corp.	CFD Investments, Inc.	MML Investors Services, Inc.
3 Mark Financial Texas, Inc.	Chesapeake Brokerage, LLC.	Money Concepts Capital Corp.
Aaron Advantage Agency	Citigroup Global Markets Inc.	Morgan Stanley Smith Barney
Advantage Insurance Network, Inc.	Citizens Securities, Inc.	National Securities Corp.
Advisor Group	COMERICA SECURITIES, INC.	New York Life Insurance Company
Advisors Excel, LLC	Commonwealth Financial Network	Newbridge Securities Corp.
Aegon Transamerica	Concord Financial Advisors	Next Financial Group, Inc.
AimcoR Group	Crown Capital Securities, L.P.	OneAmerica Securities, Inc.
AIP Marketing Alliance, Inc.	Crump	OPPENHEIMER & CO, INC.
ALHA	CUNA Brokerage Svcs, Inc.	Packerland Brokerage Svcs,Inc
Allegis Insurance Agency, Inc.	CUSO Financial Services, L.P.	Park Avenue Securities, LLC
Allianz	David Lerner and Associates	Parkland Securities
Allstate Financial Srvcs, LLC	Edward Jones & Co.	Pinnancle Investments, LLC
American Financial Associates	Equity Services, Inc.	PNC Investments, LLC
American Independent Securities Group, LLC	Fidelity Investments	ProEquities
AMERICAN PORTFOLIO FIN SVCS INC	First Citizens Bank	Prospera Financial Services, Inc.
Ameriprise Financial, Inc.	Fortune Financial Services, Inc.	Prudential Annuities
Ameritas Investment Corp.	Founders Financial Securities, LLC	Purshe Kaplan Sterling Investments
APW Capital, Inc.	FSC Securities Corp.	Raymond James Financial Svcs
Aquafil S.P.A.	FTB Advisors, Inc.	RBC CAPITAL MARKETS CORPORATION
Arete Wealth Management	GamePlan Financial Marketing, LLC.	RNR Securities, L.L.C.
Arkadios Capital	Garden State Securities, Inc.	Robert W. Baird & Co., Inc.
Arthur J. Gallagher	Geneos Wealth Management, Inc.	Royal Alliance Associates
Ash Brokerage Corporation	Goldman Sachs & Co.	SA Stone Wealth Management
Atlas Financial Partners, LLC	Gradient Securities, LLC	SAGEPOINT FINANCIAL, INC.
Ausdal Financial Partners, Inc.	GWN Securities, Inc.	Scott & Stringfellow
AXA Advisors, LLC	H. Beck, Inc.	Securian Financial Svcs, Inc.
Ballew Investments	H.D. Vest Investment	Securities America, Inc.
BankersLife Securities	Hantz Financial Services, Inc.	Securities Service Network
BB&T Investment Services, Inc.	Harbour Investment, Inc.	Sigma Financial Corporation
BBVA Compass Investment Solutions, Inc.	HSBC	Stifel Nicolaus & Co.
BCG Securities, Inc.	Independent Financial Grp, LLC	SunTrust Investment Services, Inc.
Becker Suffern McLanahan, Ltd.	Infinex Financial Group	T. Rowe Price Group, Inc.
Belman Klein Associates, LTD	Investacorp	TFS Securities, Inc.

Benson Blackburn	J.J.B. Hilliard Lyons, Inc.	The Investment Center
Berson-Sokol Agency, Inc.	J.P. Morgan	The Prudential Insurance Company of America
Berthel Fisher & Company	J.W. Cole Financial, Inc.	TransAmerica Financial Advisors, Inc.
BlackRock Financial Management Inc.	Janney Montgomery Scott, LLC.	Triad Advisors, Inc.
Borden Hamman Agency, Inc.	Kestra Financial, Inc.	UBS Financial Services, Inc.
Cadaret, Grant & Co., Inc.	KMS Financial Services, Inc.	United Planners Fin. Serv.
Calton & Associates, Inc	Kovack Securities, Inc.	US Bank
Cambridge Investment Research, Inc.	Lincoln Financial Advisors	VOYA Financial Advisors
Cantella & Co., Inc.	Lincoln Financial Securities Corporation	WADDELL & REED INC.
CAPE SECURITIES, INC.	Lincoln Investment Planning	Wells Fargo Advisors LLC
Capital Analysts	Lion Street	WELLS FARGO ADVISORS LLC - WEALTH
Capital Financial Services	LPL Financial Corporation	Wells Fargo Investments LLC
Capital Investment Group, Inc.	M Holdings Securities, Inc	Woodbury Financial Services
Capitas Financial LLC	M&T Securities
Centaurus Financial, Inc.	Mercer Allied Company L.P.
Cetera Advisor Network LLC	Merrill Lynch
The Firms listed below received cash compensation during 2020 but did not receive any non-cash compensation.

ASSOCIATED SECURITIES CORP
BFT Financial Group, LLC
WATERSTONE FINANCIAL GROUP INC
Mutual Service Corporation
You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a financial professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.
HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our website at www.prudential.com or any other electronic means. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as Systematic Withdrawals (including 72(t)/72(q) payments and required minimum distributions) and electronic funds transfer in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. Any errors or corrections on transactions for your Annuity must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 30 days from the date you receive the confirmation. For transactions that are first confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 30-day period. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively to Owners or, with your prior consent, make such documents available electronically through our website or other electronic means.
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.

Internet
Access information about your Annuity through our website: www.prudential.com
Correspondence Sent by Regular Mail
Prudential Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuities Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g. Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this Prospectus refers to the day when we receive a Purchase Payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system, and at www.prudential.com, our website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your Financial Professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system, www.prudential.com, our website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.
INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable..In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

LEGAL PROCEEDINGS
Litigation and Regulatory Matters
Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco Life's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PAD to perform its contract with the Separate Account; or Pruco Life's ability to meet its obligations under the Contracts.
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:
•Pruco Life Insurance Company
•General Information
•Annuitization
•Experts
•Principal Underwriter
•Payments Made to Promote Sale of Our Products
•Cyber Security Risks
•Determination of Accumulation Unit Values
•Financial Statements

APPENDIX A – INTERIM VALUE OF INDEX STRATEGIES

Below is additional information regarding the Interim Value calculation.
The Interim Value for an Index Strategy is equal to the sum of (1) and (2) where:
1.Is the fair value of the Index Strategy Base on the Valuation Day the Interim Value is calculated. It is determined as (A - B) multiplied by [(1 + C) divided by (1 + D)]E, where:
A.The Index Strategy Base on the Valuation Day the Interim Value is calculated;
B.The fair value of the replicating portfolio of options under initial market conditions, with updated time to expiry;
C.The Market Value Index Rate on the Index Strategy Start Date;
D.The Market Value Index Rate on the Valuation Day the Interim Value is calculated; and
E.The total days remaining in the Index Strategy Term divided by 365.
2. Is the fair value of the replicating portfolio of options.
When we calculate the Interim Value, we obtain market data for derivative pricing each business day from outside vendors. If these values are available and we are delayed in receiving these values, and cannot calculate a new Interim Value, we will use the prior business day’s Interim Value.
Below is additional information regarding the Interim Value calculation.
In Pennsylvania, the Interim Value for an Index Strategy is equal to the sum of (1) and (2) where:
1.Is the fair value of the Index Strategy Base on the Valuation Day the Interim Value is calculated. It is determined as (A - B) multiplied by [(1 + C) divided by (1 + D)]E, where:
A.The Index Strategy Base on the Valuation Day the Interim Value is calculated;
B.The fair value of the replicating portfolio of options under initial market conditions, with straight-line amortization to the end of the Index Strategy Term;
C.The Market Value Index Rate on the Index Strategy Start Date;
D.The Market Value Index Rate on the Valuation Day the Interim Value is calculated; and
E.The total days remaining in the Index Strategy Term divided by 365.
2. Is the fair value of the replicating portfolio of options.
When we calculate the Interim Value, we obtain market data for derivative pricing each business day from outside vendors. If these values are available and we are delayed in receiving these values, and cannot calculate a new Interim Value, we will use the prior business day’s Interim Value.
A-1

APPENDIX B – IMPORTANT INFORMATION ABOUT THE INDICES
S&P 500®:
“The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Pruco Life Insurance Company. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Pruco Life Insurance Company. Prudential FlexGuard are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Prudential FlexGuard or any member of the public regarding the advisability of investing in securities generally or in Prudential FlexGuard particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Pruco Life Insurance Company with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Pruco Life Insurance Company or the Prudential FlexGuard S&P Dow Jones Indices have no obligation to take the needs of Pruco Life Insurance Company or the owners of Prudential FlexGuard into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Prudential FlexGuard or the timing of the issuance or sale of Prudential FlexGuard or in the determination or calculation of the equation by which Prudential FlexGuard is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Prudential FlexGuard. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Prudential FlexGuard currently being issued by Pruco Life Insurance Company but which may be similar to and competitive with Prudential FlexGuard. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PRUCO LIFE INSURANCE COMPANY, OWNERS OF THE PRUDENTIAL FLEXGUARD, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PRUCO LIFE INSURANCE COMPANY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.”
MSCI EAFE:
THE PRUDENTIAL FLEXGUARD IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"). ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREA TING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY PRUDENTIAL. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF PRUDENTIAL FLEXGUARD OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING GENERALLY OR PURCHASING PRUDENTIAL FLEXGUARD OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO PRUDENTIAL FLEXGUARD OR THE ISSUER OR OWNERS OF PRUDENTIAL FLEXGUARD OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF PRUDENTIAL FLEXGUARD OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF PRUDENTIAL FLEXGUARD TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHlCH PRUDENTIAL FLEXGUARD IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF PRUDENTIAL FLEXGUARD OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
B-1

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALlTY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF PRUDENTIAL FLEXGUARD , OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILlTY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILlTY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILlTY OF SUCH DAMAGES. No purchaser, seller or holder of this product or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCl's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
Invesco QQQ ETF:
Invesco Capital Management LLC (“ICM”) serves as sponsor of Invesco QQQ TrustSM, Series 1 (“Invesco QQQ ETF”) and Invesco Distributors, Inc. (“IDI”), an affiliate of ICM serves as distributor for Invesco QQQ ETF. The mark “Invesco” is the property of Invesco Holding Company Limited and is used under license. That trademark and the ability to offer a product based on Invesco QQQ ETF have been licensed for certain purposes by Pruco Life Insurance Company and its wholly-owned subsidiaries and affiliates (collectively, “Prudential”). Products offered by Prudential are not sponsored, endorsed, sold or promoted by ICM or Invesco Holding Company Limited, and purchasers of such products do not acquire any interest in Invesco QQQ ETF nor enter into any relationship with ICM or its affiliates. ICM makes no representations or warranties, express or implied, to the owners of any products offered by Prudential. ICM has no obligation or liability for any errors, omissions, interruptions or use of Invesco QQQ ETF or any data related thereto, or with the operation, marketing trading or sale of any products or services offered by Prudential.
Nasdaq®, Nasdaq-100®, Nasdaq-100 Index®, and QQQ®, are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use for certain purposes by Pruco Life Insurance Company and its wholly-owned subsidiaries and affiliates (collectively, “Prudential”). Prudential FlexGuard® (“Product”) has not been passed on by the Corporations as to their legality or suitability. The Product is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).
iShares® Russell 2000 ETF:
The iShares® Russell 2000 ETF is distributed by BlackRock Investments, LLC. iShares® and BlackRock®, and the corresponding logos, are registered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”) and are used under license. BlackRock has licensed certain trademarks and trade names of BlackRock to Pruco Life Insurance Company for certain purposes. Pruco Life Insurance Company’s products and services are not sponsored, endorsed, sold, or promoted by BlackRock, and purchasers of such products do not acquire any interest in the iShares® Russell 2000 ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by Pruco Life Insurance Company or any member of the public regarding the advisability of purchasing any product or service offered by Pruco Life Insurance Company. BlackRock has no obligation or liability for any errors, omissions, interruptions or use of the iShares® Russell 2000 ETF or any data related thereto, or in connection with the operation, marketing, trading or sale of any Pruco Life Insurance Company product or service offered by Pruco Life Insurance Company.
All rights in the Russell®2000 Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell®2000 is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.
The Index is calculated by or on behalf of Frank Russell Company or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of Prudential FlexGuard®. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from Prudential FlexGuard® or the suitability of the Index for the purpose to which it is being put by Pruco Life Insurance Company.
Bloomberg Barclays U.S. Intermediate Credit Index:
BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS® is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”) (collectively, “Bloomberg”), or Bloomberg’s licensors own all proprietary rights in the Bloomberg Barclays U.S. Intermediate Credit Index. Neither Barclays Bank PLC, Barclays Capital Inc., nor any affiliate (collectively “Barclays”) nor Bloomberg is the issuer or producer of Prudential FlexGuard and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to owners of Prudential FlexGuard. The Bloomberg Barclays U.S. Intermediate Credit Index is licensed for use by Prudential as the Issuer of Prudential
B-2

FlexGuard. The only relationship of Bloomberg and Barclays with the Issuer in respect of Bloomberg Barclays U.S. Intermediate Credit Index is the licensing of the Bloomberg Barclays U.S. Intermediate Credit Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or Prudential FlexGuard or the owners of Prudential FlexGuard.
Additionally, Prudential as the Issuer of Prudential FlexGuard may for itself execute transaction(s) with Barclays in or relating to the Bloomberg Barclays U.S. Intermediate Credit Index in connection with Prudential FlexGuard. Owners purchase Prudential FlexGuard from Prudential and owners neither acquire any interest in Bloomberg Barclays U.S. Intermediate Credit Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon purchasing Prudential FlexGuard. Prudential FlexGuard is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied, regarding the advisability of purchasing in Prudential FlexGuard or the advisability of investing generally or the ability of the Bloomberg Barclays U.S. Intermediate Credit Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of Prudential FlexGuard with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for or has participated in the determination of the timing of, prices at, or quantities of Prudential FlexGuard to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of Prudential FlexGuard or any other third party into consideration in determining, composing or calculating the Bloomberg Barclays U.S. Intermediate Credit Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of Prudential FlexGuard.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of Prudential FlexGuard, investors or other third parties. In addition, the licensing agreement between Prudential and Bloomberg is solely for the benefit of Prudential and Bloomberg and not for the benefit of the owners of Prudential FlexGuard, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, OWNERS OR OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS U.S. INTERMEDIATE CREDIT INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THEBLOOMBERG BARCLAYS U.S. INTERMEDIATE CREDIT INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE OWNERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS U.S. INTERMEDIATE CREDIT INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS U.S. INTERMEDIATE CREDIT INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS U.S. INTERMEDIATE CREDIT INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS U.S. INTERMEDIATE CREDIT INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS U.S. INTERMEDIATE CREDIT INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO PRUDENTIAL FLEXGUARD. None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167, registered office 1 Churchill Place London E14 5HP.]
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APPENDIX C – NET INVESTMENT FACTOR
The net investment factor for a Valuation Period is (a) divided by (b), less (c), where:
(a) is the net result of:
(1) the net asset value per share of the underlying mutual fund shares held by that Variable Subaccount at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying mutual fund, plus or minus
(2) any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Variable Subaccount.
(b) is the net result of:
(1) the net asset value per share of the underlying mutual fund shares held by that Variable Subaccount at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying mutual fund, plus or minus
(2) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of the Variable Subaccount.
(c) is the Insurance Charge and any applicable charge assessed against a Variable Subaccount for any optional benefit attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.
We value the assets in the Variable Subaccount(s) at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

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APPENDIX D – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES
Certain features of your Annuity may be different than the features described earlier in this prospectus, if your Annuity is issued in certain states described below. Further variations may arise in connection with additional state reviews.

Jurisdiction	Special Provisions
Florida	Annuitization available after one year.
Massachusetts	The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option.
Montana	The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option.
Pennsylvania	The Step Rate Plus Index Strategies with 5% Buffers are not available. The Tiered Participation Rate Index Strategies with 5% Buffers are not available.

D-1

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL FLEXGUARD® (PLAZRILAIPROS).

(print your name)

(address)

(city/state/zip code)

Variable Annuity Issued by: PRUCO LIFE INSURANCE COMPANY A Prudential Financial Company 751 Broad Street Newark, NJ 07102-3777 Telephone: 1-888-PRU-2888 http://www.prudential.com
   Variable Annuity Distributed by:

   PRUDENTIAL ANNUITIES
   DISTRIBUTORS, INC.
   A Prudential Financial Company
   One Corporate Drive
   Shelton, Connecticut 06484
   Telephone: 1-888-PRU-2888
   http://www.prudential.com

MAILING ADDRESSES:
Please see the section of this prospectus entitled “How To Contact Us” for where to send your request for a Statement of Additional
Information.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

PLAZRILAIPROS

PART B
STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 8, 2021
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
VARIABLE ANNUITY CONTRACTS

The Prudential FlexGuard® Flexible Premium Deferred Index-Linked and Variable Annuity ("B Series") and the Prudential FlexGuard® Flexible Premium Deferred Index-Linked and Variable Annuity ("I Series") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account. Each Annuity is purchased by making an initial purchase payment of $25,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of not less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.
This Statement of Additional Information is not a Prospectus and should be read in conjunction with the B Series and the I Series Prospectus dated September 8, 2021.
To obtain a copy of the Prospectus, without charge, you can write to the Prudential Annuities Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at 1-888-PRU-2888.

1

COMPANY
Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.
Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.
EXPERTS
The consolidated financial statements of Pruco Life Insurance Company and its subsidiary as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 and the financial statements of each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account as of the dates presented and for each of the periods indicated therein included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
PRINCIPAL UNDERWRITER
Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
With respect to all individual annuities issued by Pruco Life, PAD received commissions of $528,879,454.81, $747,107,473.30, and $633,385,857.43 in 2020, 2019 and 2018, respectively. PAD retained none of those commissions.
As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuity has been in effect.
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain Pruco Life products; and/or percentage payments based on the total amount of money received as purchase payments under Pruco Life annuity products sold through the broker-dealer.
In addition, we, or PAD, may pay non-cash compensation to broker-dealer firms. These non-cash compensation payments may include but are not limited to payment for: training of sales personnel; marketing and administrative services; educating customers of the firm on each Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support and providing expedited marketing compliance approval. We, and/or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms.
Additional examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we, or PAD, may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2020) received payment with respect to annuity business during 2020 (or as to which a payment amount was accrued during 2020). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.
During 2020, non-cash compensation received by firms and entities ranged from $37.46 to $3,298,342.95. During 2020, cash compensation received by firms ranged from $4.40 to $12,514,361.56.

2

CYBER SECURITY AND BUSINESS CONTINUITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Pruco Life is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Pruco Life and our ability to conduct business and process transactions. Although Pruco Life has business continuity plans, it is possible that the plans may not operate as intended or required and that Pruco Life may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact Pruco Life and Contract owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (“NAV”) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to Pruco Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event. The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused Pruco Life and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although Pruco Life, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
HOW THE UNIT PRICE IS DETERMINED
For each Variable Subaccount the initial Unit Price was $10.00. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period.
The net investment factor for a Valuation Period is (a) divided by (b), less (c), where:
(a) is the net result of:
(1) the net asset value per share of the underlying mutual fund shares held by that Variable Subaccount at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying mutual fund, plus or minus
(2) any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Variable Subaccount.
(b) is the net result of:
3

(1) the net asset value per share of the underlying mutual fund shares held by that Variable Subaccount at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying mutual fund, plus or minus
(2) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of the Variable Subaccount.
(c) is the Insurance Charge and any applicable charge assessed against a Variable Subaccount for any optional benefit attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.
We value the assets in the Variable Subaccount(s) at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.
4

FINANCIAL STATEMENTS
The financial statements which follow are those of Pruco Life Insurance Company and Pruco Life Flexible Premium Variable Annuity Account Subaccounts as of December 31, 2020 and for the years ended December 31, 2020 and 2019.
A-1

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$75,654,592	$111,320,805	$173,976,894	$9,056,660	$11,080,749
Net Assets	$75,654,592	$111,320,805	$173,976,894	$9,056,660	$11,080,749

NET ASSETS, representing:
Accumulation units	$75,654,592	$111,320,805	$173,976,894	$9,056,660	$11,080,749
	$75,654,592	$111,320,805	$173,976,894	$9,056,660	$11,080,749

Units outstanding	63,611,302	35,328,343	31,433,511	2,239,076	2,977,339

Portfolio shares held	7,565,459	7,054,550	2,134,686	240,805	316,683
Portfolio net asset value per share	$10.00	$15.78	$81.50	$37.61	$34.99
Investment in portfolio shares, at cost	$75,654,592	$79,533,123	$59,587,600	$4,254,809	$5,273,967

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$213,828	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,053,991	1,607,573	2,243,028	123,810	146,107
NET INVESTMENT INCOME (LOSS)	(840,163)	(1,607,573)	(2,243,028)	(123,810)	(146,107)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	4,980,530	17,985,683	688,154	928,986
Net change in unrealized appreciation (depreciation) on investments	—	4,224,066	22,798,445	35,245	171,816
NET GAIN (LOSS) ON INVESTMENTS	—	9,204,596	40,784,128	723,399	1,100,802

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(840,163)	$7,597,023	$38,541,100	$599,589	$954,695
The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$176,782,100	$112,671,816	$2,772,381	$418,550,482	$52,146,074
Net Assets	$176,782,100	$112,671,816	$2,772,381	$418,550,482	$52,146,074

NET ASSETS, representing:
Accumulation units	$176,782,100	$112,671,816	$2,772,381	$418,550,482	$52,146,074
	$176,782,100	$112,671,816	$2,772,381	$418,550,482	$52,146,074

Units outstanding	46,148,178	19,358,708	490,858	63,156,295	13,540,109

Portfolio shares held	4,742,009	18,231,685	101,441	4,774,703	1,085,020
Portfolio net asset value per share	$37.28	$6.18	$27.33	$87.66	$48.06
Investment in portfolio shares, at cost	$92,847,561	$96,096,377	$3,281,630	$237,175,106	$22,453,487

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,529,128	1,681,309	26,880	4,573,342	702,467
NET INVESTMENT INCOME (LOSS)	(2,529,128)	(1,681,309)	(26,880)	(4,573,342)	(702,467)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,593,968	1,517,238	(145,798)	25,967,642	4,485,414
Net change in unrealized appreciation (depreciation) on investments	(9,858,287)	5,572,663	379,125	38,881,287	2,450,552
NET GAIN (LOSS) ON INVESTMENTS	3,735,681	7,089,901	233,327	64,848,929	6,935,966

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,206,553	$5,408,592	$206,447	$60,275,587	$6,233,499
The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$367,735,837	$67,813,974	$17,759,657	$47,262,945	$61,366,592
Net Assets	$367,735,837	$67,813,974	$17,759,657	$47,262,945	$61,366,592

NET ASSETS, representing:
Accumulation units	$367,735,837	$67,813,974	$17,759,657	$47,262,945	$61,366,592
	$367,735,837	$67,813,974	$17,759,657	$47,262,945	$61,366,592

Units outstanding	44,193,387	8,148,652	7,401,384	10,587,438	15,937,789

Portfolio shares held	2,884,429	1,419,891	1,039,793	1,803,241	2,016,648
Portfolio net asset value per share	$127.49	$47.76	$17.08	$26.21	$30.43
Investment in portfolio shares, at cost	$70,992,156	$35,991,205	$14,561,570	$41,341,591	$57,061,549

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$89,882	$1,017,546	$759,107

EXPENSES
Charges for mortality and expense risk, and
for administration	4,603,510	680,816	223,390	613,182	806,997
NET INVESTMENT INCOME (LOSS)	(4,603,510)	(680,816)	(133,508)	404,364	(47,890)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	699,080	1,013,377	13,095,027
Net realized gain (loss) on shares redeemed	54,876,359	4,526,906	257,361	248,061	1,376,261
Net change in unrealized appreciation (depreciation) on investments	90,232,978	2,388,806	1,200,033	(2,638,722)	(7,883,995)
NET GAIN (LOSS) ON INVESTMENTS	145,109,337	6,915,712	2,156,474	(1,377,284)	6,587,293

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$140,505,827	$6,234,896	$2,022,966	$(972,920)	$6,539,403
The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
ASSETS
Investment in the portfolios, at fair value	$60,007,018	$50,513,383	$15,961,095	$74,028,048	$18,931,328
Net Assets	$60,007,018	$50,513,383	$15,961,095	$74,028,048	$18,931,328

NET ASSETS, representing:
Accumulation units	$60,007,018	$50,513,383	$15,961,095	$74,028,048	$18,931,328
	$60,007,018	$50,513,383	$15,961,095	$74,028,048	$18,931,328

Units outstanding	10,969,919	11,790,436	3,265,202	10,743,323	4,347,300

Portfolio shares held	1,215,948	1,321,994	485,582	1,002,954	1,694,837
Portfolio net asset value per share	$49.35	$38.21	$32.87	$73.81	$11.17
Investment in portfolio shares, at cost	$36,587,419	$42,164,314	$11,057,615	$34,509,995	$13,119,726

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$289,888	$591,971	$111,101	$—	$408,336

EXPENSES
Charges for mortality and expense risk, and
for administration	756,217	614,102	216,800	945,621	250,268
NET INVESTMENT INCOME (LOSS)	(466,329)	(22,131)	(105,699)	(945,621)	158,068

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	4,335,255	—	612,440	4,371,226	492,289
Net realized gain (loss) on shares redeemed	3,082,014	(210,176)	835,534	6,007,764	834,776
Net change in unrealized appreciation (depreciation) on investments	8,108,003	6,267,755	814,156	8,733,117	(2,110,795)
NET GAIN (LOSS) ON INVESTMENTS	15,525,272	6,057,579	2,262,130	19,112,107	(783,730)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$15,058,943	$6,035,448	$2,156,431	$18,166,486	$(625,662)
The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$28,340,614	$42,559,236	$20,214,540	$9,931,408	$67,045,172
Net Assets	$28,340,614	$42,559,236	$20,214,540	$9,931,408	$67,045,172

NET ASSETS, representing:
Accumulation units	$28,340,614	$42,559,236	$20,214,540	$9,931,408	$67,045,172
	$28,340,614	$42,559,236	$20,214,540	$9,931,408	$67,045,172

Units outstanding	4,762,142	8,380,460	7,836,973	3,770,791	19,333,299

Portfolio shares held	1,226,336	854,089	2,204,421	138,881	2,361,577
Portfolio net asset value per share	$23.11	$49.83	$9.17	$71.51	$28.39
Investment in portfolio shares, at cost	$23,366,553	$11,990,854	$21,239,835	$6,405,322	$32,002,882

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$128,184	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	330,880	540,235	263,987	129,157	930,675
NET INVESTMENT INCOME (LOSS)	(330,880)	(540,235)	(135,803)	(129,157)	(930,675)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	3,093,647	—	512,734	774,885	—
Net realized gain (loss) on shares redeemed	(184,655)	6,109,653	(780,090)	806,288	5,155,959
Net change in unrealized appreciation (depreciation) on investments	7,772,500	4,531,957	2,056,823	1,319,628	(5,072,861)
NET GAIN (LOSS) ON INVESTMENTS	10,681,492	10,641,610	1,789,467	2,900,801	83,098

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$10,350,612	$10,101,375	$1,653,664	$2,771,644	$(847,577)
The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
ASSETS
Investment in the portfolios, at fair value	$10,649,491	$112,875,338	$32,179,743	$223,299,896	$1,414,007,797
Net Assets	$10,649,491	$112,875,338	$32,179,743	$223,299,896	$1,414,007,797

NET ASSETS, representing:
Accumulation units	$10,649,491	$112,875,338	$32,179,743	$223,299,896	$1,414,007,797
	$10,649,491	$112,875,338	$32,179,743	$223,299,896	$1,414,007,797

Units outstanding	3,104,096	18,626,894	11,417,185	10,060,325	87,356,124

Portfolio shares held	222,886	4,077,866	2,624,775	15,893,231	61,080,250
Portfolio net asset value per share	$47.78	$27.68	$12.26	$14.05	$23.15
Investment in portfolio shares, at cost	$6,156,410	$31,372,314	$16,985,865	$180,162,531	$1,039,349,482
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$34,572	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	159,932	1,551,982	448,024	2,806,579	19,744,665
NET INVESTMENT INCOME (LOSS)	(125,360)	(1,551,982)	(448,024)	(2,806,579)	(19,744,665)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	822,765	—	—	—	—
Net realized gain (loss) on shares redeemed	851,963	16,487,015	2,342,884	18,009,393	140,810,732
Net change in unrealized appreciation (depreciation) on investments	1,098,738	22,675,965	5,769,272	(29,458,855)	(8,485,893)
NET GAIN (LOSS) ON INVESTMENTS	2,773,466	39,162,980	8,112,156	(11,449,462)	132,324,839

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,648,106	$37,610,998	$7,664,132	$(14,256,041)	$112,580,174

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$722,108,316	$222,485,528	$214,363,985	$98,038,564	$126,028,259
Net Assets	$722,108,316	$222,485,528	$214,363,985	$98,038,564	$126,028,259

NET ASSETS, representing:
Accumulation units	$722,108,316	$222,485,528	$214,363,985	$98,038,564	$126,028,259
	$722,108,316	$222,485,528	$214,363,985	$98,038,564	$126,028,259

Units outstanding	40,082,742	13,873,681	6,330,445	5,020,613	6,132,478

Portfolio shares held	41,075,558	19,048,418	6,571,551	4,059,568	4,313,082
Portfolio net asset value per share	$17.58	$11.68	$32.62	$24.15	$29.22
Investment in portfolio shares, at cost	$590,367,990	$186,049,072	$120,736,623	$74,314,877	$94,621,047

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	8,110,154	2,509,233	2,434,956	1,174,824	1,399,795
NET INVESTMENT INCOME (LOSS)	(8,110,154)	(2,509,233)	(2,434,956)	(1,174,824)	(1,399,795)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(38,575,569)	12,986,622	24,906,149	(3,601,805)	(5,313,281)
Net change in unrealized appreciation (depreciation) on investments	42,550,839	(6,795,566)	26,397,161	(790,394)	5,272,847
NET GAIN (LOSS) ON INVESTMENTS	3,975,270	6,191,056	51,303,310	(4,392,199)	(40,434)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,134,884)	$3,681,823	$48,868,354	$(5,567,023)	$(1,440,229)

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$694,961,466	$456,870,815	$463,953,041	$293,573,142	$340,471,073
Net Assets	$694,961,466	$456,870,815	$463,953,041	$293,573,142	$340,471,073

NET ASSETS, representing:
Accumulation units	$694,961,466	$456,870,815	$463,953,041	$293,573,142	$340,471,073
	$694,961,466	$456,870,815	$463,953,041	$293,573,142	$340,471,073

Units outstanding	21,151,928	20,700,942	11,729,310	7,886,333	16,156,536

Portfolio shares held	43,901,546	13,773,615	5,519,308	6,742,608	9,820,337
Portfolio net asset value per share	$15.83	$33.17	$84.06	$43.54	$34.67
Investment in portfolio shares, at cost	$408,363,749	$293,179,907	$250,260,344	$177,945,823	$259,073,540

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	8,089,603	4,422,318	5,877,151	3,236,395	3,933,882
NET INVESTMENT INCOME (LOSS)	(8,089,603)	(4,422,318)	(5,877,151)	(3,236,395)	(3,933,882)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	80,702,800	16,696,352	92,696,121	39,212,927	(7,997,748)
Net change in unrealized appreciation (depreciation) on investments	83,075,277	(15,865,318)	12,247,002	26,906,711	(1,436,436)
NET GAIN (LOSS) ON INVESTMENTS	163,778,077	831,034	104,943,123	66,119,638	(9,434,184)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$155,688,474	$(3,591,284)	$99,065,972	$62,883,243	$(13,368,066)

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$203,814,207	$224,029,396	$236,497,676	$11,461,947,665	$440,204,378
Net Assets	$203,814,207	$224,029,396	$236,497,676	$11,461,947,665	$440,204,378

NET ASSETS, representing:
Accumulation units	$203,814,207	$224,029,396	$236,497,676	$11,461,947,665	$440,204,378
	$203,814,207	$224,029,396	$236,497,676	$11,461,947,665	$440,204,378

Units outstanding	19,290,034	8,719,269	23,646,910	574,902,435	17,709,033

Portfolio shares held	17,555,057	6,770,305	10,740,131	303,949,819	15,984,182
Portfolio net asset value per share	$11.61	$33.09	$22.02	$37.71	$27.54
Investment in portfolio shares, at cost	$193,499,602	$179,547,339	$196,899,409	$7,661,851,291	$292,662,232

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,528,236	2,805,515	2,835,785	154,178,554	5,015,381
NET INVESTMENT INCOME (LOSS)	(2,528,236)	(2,805,515)	(2,835,785)	(154,178,554)	(5,015,381)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,842,130	13,617,791	(30,728,171)	1,147,082,495	39,269,665
Net change in unrealized appreciation (depreciation) on investments	1,632,449	(37,569,457)	17,247,658	(127,528,069)	1,863,141
NET GAIN (LOSS) ON INVESTMENTS	5,474,579	(23,951,666)	(13,480,513)	1,019,554,426	41,132,806

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,946,343	$(26,757,181)	$(16,316,298)	$865,375,872	$36,117,425

The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$235,886,068	$—	$1,483,961,512	$9,641,762,466	$2,680,162,648
Net Assets	$235,886,068	$—	$1,483,961,512	$9,641,762,466	$2,680,162,648

NET ASSETS, representing:
Accumulation units	$235,886,068	$—	$1,483,961,512	$9,641,762,466	$2,680,162,648
	$235,886,068	$—	$1,483,961,512	$9,641,762,466	$2,680,162,648

Units outstanding	14,571,025	—	92,866,838	462,882,896	185,426,353

Portfolio shares held	6,450,262	—	79,868,757	390,671,089	159,533,491
Portfolio net asset value per share	$36.57	$—	$18.58	$24.68	$16.80
Investment in portfolio shares, at cost	$173,896,029	$—	$1,102,320,561	$6,308,569,877	$2,160,634,520

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	11/13/2020**	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,968,338	1,645,923	21,094,662	129,941,761	37,774,364
NET INVESTMENT INCOME (LOSS)	(2,968,338)	(1,645,923)	(21,094,662)	(129,941,761)	(37,774,364)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,134,546	(1,994,623)	147,868,890	880,978,180	170,987,880
Net change in unrealized appreciation (depreciation) on investments	11,321,997	(6,373,925)	(107,158,142)	(18,526,117)	(126,621,270)
NET GAIN (LOSS) ON INVESTMENTS	16,456,543	(8,368,548)	40,710,748	862,452,063	44,366,610

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$13,488,205	$(10,014,471)	$19,616,086	$732,510,302	$6,592,246

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio
ASSETS
Investment in the portfolios, at fair value	$7,752,708,117	$4,402,594,618	$3,365,837,692	$12,604,378,004	$6,421,614,675
Net Assets	$7,752,708,117	$4,402,594,618	$3,365,837,692	$12,604,378,004	$6,421,614,675

NET ASSETS, representing:
Accumulation units	$7,752,708,117	$4,402,594,618	$3,365,837,692	$12,604,378,004	$6,421,614,675
	$7,752,708,117	$4,402,594,618	$3,365,837,692	$12,604,378,004	$6,421,614,675

Units outstanding	406,938,794	272,148,920	199,009,445	677,603,408	320,430,398

Portfolio shares held	338,694,107	223,481,960	188,245,956	651,725,853	268,237,873
Portfolio net asset value per share	$22.89	$19.70	$17.88	$19.34	$23.94
Investment in portfolio shares, at cost	$4,982,820,293	$3,250,658,223	$2,408,180,647	$9,804,643,573	$4,208,970,363

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	105,235,115	64,200,588	45,631,302	166,781,024	87,530,283
NET INVESTMENT INCOME (LOSS)	(105,235,115)	(64,200,588)	(45,631,302)	(166,781,024)	(87,530,283)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	690,644,680	349,994,372	301,764,633	594,959,298	761,246,134
Net change in unrealized appreciation (depreciation) on investments	(2,077,094)	(13,532,834)	(123,051,202)	(349,551,882)	(297,687,808)
NET GAIN (LOSS) ON INVESTMENTS	688,567,586	336,461,538	178,713,431	245,407,416	463,558,326

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$583,332,471	$272,260,950	$133,082,129	$78,626,392	$376,028,043
The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,198,109,267	$394,114,367	$357,294,675	$1,628,565,402	$133,174,112
Net Assets	$1,198,109,267	$394,114,367	$357,294,675	$1,628,565,402	$133,174,112

NET ASSETS, representing:
Accumulation units	$1,198,109,267	$394,114,367	$357,294,675	$1,628,565,402	$133,174,112
	$1,198,109,267	$394,114,367	$357,294,675	$1,628,565,402	$133,174,112

Units outstanding	26,176,568	42,575,497	9,192,141	124,641,967	10,617,433

Portfolio shares held	18,569,579	394,114,367	4,538,804	102,489,956	6,243,512
Portfolio net asset value per share	$64.52	$1.00	$78.72	$15.89	$21.33
Investment in portfolio shares, at cost	$636,802,454	$394,114,367	$190,699,464	$1,428,324,618	$111,429,229

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$539,472	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	14,025,562	4,289,793	3,913,563	21,798,666	1,525,665
NET INVESTMENT INCOME (LOSS)	(14,025,562)	(3,750,321)	(3,913,563)	(21,798,666)	(1,525,665)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	189,329,065	—	35,785,699	112,714,277	(4,121,595)
Net change in unrealized appreciation (depreciation) on investments	130,885,464	—	74,775,065	(3,140,794)	908,652
NET GAIN (LOSS) ON INVESTMENTS	320,214,529	—	110,560,764	109,573,483	(3,212,943)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$306,188,967	$(3,750,321)	$106,647,201	$87,774,817	$(4,738,608)
The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$319,509,122	$1,150,344,209	$1,381,143,985	$70,616,878	$262,116,420
Net Assets	$319,509,122	$1,150,344,209	$1,381,143,985	$70,616,878	$262,116,420

NET ASSETS, representing:
Accumulation units	$319,509,122	$1,150,344,209	$1,381,143,985	$70,616,878	$262,116,420
	$319,509,122	$1,150,344,209	$1,381,143,985	$70,616,878	$262,116,420

Units outstanding	14,819,852	67,532,977	94,750,142	4,067,443	24,148,345

Portfolio shares held	11,851,229	118,714,573	90,864,736	4,870,130	25,572,334
Portfolio net asset value per share	$26.96	$9.69	$15.20	$14.50	$10.25
Investment in portfolio shares, at cost	$189,405,652	$1,078,653,836	$1,194,337,441	$58,331,455	$204,724,987

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	3,010,594	68,612,284	16,769,112	864,599	2,739,757
NET INVESTMENT INCOME (LOSS)	(3,010,594)	(68,612,284)	(16,769,112)	(864,599)	(2,739,757)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	28,215,396	1,533,128,348	71,855,848	2,490,179	(14,254,274)
Net change in unrealized appreciation (depreciation) on investments	40,956,176	(25,629,094)	16,143,223	(4,891,375)	33,758,643
NET GAIN (LOSS) ON INVESTMENTS	69,171,572	1,507,499,254	87,999,071	(2,401,196)	19,504,369

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$66,160,978	$1,438,886,970	$71,229,959	$(3,265,795)	$16,764,612

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services
ASSETS
Investment in the portfolios, at fair value	$326,189,811	$4,004,115,091	$2,547,203,412	$2,118,631,722	$1,206,203
Net Assets	$326,189,811	$4,004,115,091	$2,547,203,412	$2,118,631,722	$1,206,203

NET ASSETS, representing:
Accumulation units	$326,189,811	$4,004,115,091	$2,547,203,412	$2,118,631,722	$1,206,203
	$326,189,811	$4,004,115,091	$2,547,203,412	$2,118,631,722	$1,206,203

Units outstanding	14,037,719	235,816,565	137,600,497	142,027,343	29,094

Portfolio shares held	12,721,912	219,885,507	124,985,447	127,245,149	15,840
Portfolio net asset value per share	$25.64	$18.21	$20.38	$16.65	$76.15
Investment in portfolio shares, at cost	$231,917,289	$2,845,771,573	$1,776,631,119	$1,664,492,265	$1,157,582

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	3,666,078	52,792,265	33,015,693	28,009,931	8,684
NET INVESTMENT INCOME (LOSS)	(3,666,078)	(52,792,265)	(33,015,693)	(28,009,931)	(8,684)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	269,290
Net realized gain (loss) on shares redeemed	5,639,771	347,160,988	233,352,316	129,887,308	(7,361)
Net change in unrealized appreciation (depreciation) on investments	346,384	36,045,721	4,114,003	(8,401,210)	(42,933)
NET GAIN (LOSS) ON INVESTMENTS	5,986,155	383,206,709	237,466,319	121,486,098	218,996

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,320,077	$330,414,444	$204,450,626	$93,476,167	$210,312

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth
ASSETS
Investment in the portfolios, at fair value	$505,981	$687,905	$2,470,657	$563,133	$901,015
Net Assets	$505,981	$687,905	$2,470,657	$563,133	$901,015

NET ASSETS, representing:
Accumulation units	$505,981	$687,905	$2,470,657	$563,133	$901,015
	$505,981	$687,905	$2,470,657	$563,133	$901,015

Units outstanding	18,556	46,066	76,774	20,849	35,524

Portfolio shares held	8,136	16,532	32,741	6,210	18,897
Portfolio net asset value per share	$62.19	$41.61	$75.46	$90.68	$47.68
Investment in portfolio shares, at cost	$389,905	$603,566	$2,272,300	$425,041	$766,535

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$3,065	$4,540	$—	$948	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	5,403	8,744	22,606	5,783	9,092
NET INVESTMENT INCOME (LOSS)	(2,338)	(4,204)	(22,606)	(4,835)	(9,092)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	4,068	49,354	274,453	10,493	72,700
Net realized gain (loss) on shares redeemed	(107,956)	(10,547)	(601)	(5,611)	(46,783)
Net change in unrealized appreciation (depreciation) on investments	178,031	(71,613)	(20,269)	81,282	139,818
NET GAIN (LOSS) ON INVESTMENTS	74,143	(32,806)	253,583	86,164	165,735

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$71,805	$(37,010)	$230,977	$81,329	$156,643

The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications
ASSETS
Investment in the portfolios, at fair value	$610,600	$324,060	$717,230	$237,573	$103,659
Net Assets	$610,600	$324,060	$717,230	$237,573	$103,659

NET ASSETS, representing:
Accumulation units	$610,600	$324,060	$717,230	$237,573	$103,659
	$610,600	$324,060	$717,230	$237,573	$103,659

Units outstanding	31,311	19,400	24,296	11,820	8,491

Portfolio shares held	15,513	5,573	19,618	5,600	3,214
Portfolio net asset value per share	$39.36	$58.15	$36.56	$42.42	$32.25
Investment in portfolio shares, at cost	$553,538	$321,304	$628,514	$208,709	$96,398

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$2,236	$4,911	$—	$62	$804

EXPENSES
Charges for mortality and expense risk, and
for administration	5,978	3,398	5,689	2,690	1,100
NET INVESTMENT INCOME (LOSS)	(3,742)	1,513	(5,689)	(2,628)	(296)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	44,758	9,019	78,246	28,651	—
Net realized gain (loss) on shares redeemed	(93,210)	(26,754)	(90,324)	(35,634)	(6,959)
Net change in unrealized appreciation (depreciation) on investments	20,238	(12,304)	95,528	8,963	10,651
NET GAIN (LOSS) ON INVESTMENTS	(28,214)	(30,039)	83,450	1,980	3,692

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(31,956)	$(28,526)	$77,761	$(648)	$3,396
The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020
ASSETS
Investment in the portfolios, at fair value	$562,637	$1,485,827	$1,300,761	$451,663,857	$—
Net Assets	$562,637	$1,485,827	$1,300,761	$451,663,857	$—

NET ASSETS, representing:
Accumulation units	$562,637	$1,485,827	$1,300,761	$451,663,857	$—
	$562,637	$1,485,827	$1,300,761	$451,663,857	$—

Units outstanding	28,794	45,010	68,611	10,531,917	—

Portfolio shares held	15,056	19,239	32,118	7,238,203	—
Portfolio net asset value per share	$37.37	$77.23	$40.50	$62.40	$—
Investment in portfolio shares, at cost	$632,248	$1,128,651	$1,260,252	$260,771,718	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020**

INVESTMENT INCOME
Dividend income	$8,704	$—	$13,736	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	6,222	17,586	12,939	4,371,143	514,948
NET INVESTMENT INCOME (LOSS)	2,482	(17,586)	797	(4,371,143)	(514,948)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	121,469	126,829	164,034	—	—
Net realized gain (loss) on shares redeemed	(12,673)	3,359	1,012	50,882,209	1,611,267
Net change in unrealized appreciation (depreciation) on investments	(145,499)	187,615	(173,360)	92,543,648	(920,802)
NET GAIN (LOSS) ON INVESTMENTS	(36,703)	317,803	(8,314)	143,425,857	690,465

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(34,221)	$300,217	$(7,517)	$139,054,714	$175,517

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022
ASSETS
Investment in the portfolios, at fair value	$64,272,869	$125,448	$752,655	$416,687	$16,238,770
Net Assets	$64,272,869	$125,448	$752,655	$416,687	$16,238,770

NET ASSETS, representing:
Accumulation units	$64,272,869	$125,448	$752,655	$416,687	$16,238,770
	$64,272,869	$125,448	$752,655	$416,687	$16,238,770

Units outstanding	5,012,244	6,751	99,176	9,877	1,310,460

Portfolio shares held	4,007,037	67,810	17,802	27,146	1,075,415
Portfolio net asset value per share	$16.04	$1.85	$42.28	$15.35	$15.10
Investment in portfolio shares, at cost	$62,498,868	$203,009	$451,258	$238,889	$15,333,785

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$3,365	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,129,357	1,859	11,190	6,099	386,051
NET INVESTMENT INCOME (LOSS)	(1,129,357)	1,506	(11,190)	(6,099)	(386,051)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	52,983	19,942	—
Net realized gain (loss) on shares redeemed	819,798	(34,224)	49,185	45,748	1,725,768
Net change in unrealized appreciation (depreciation) on investments	759,053	29,818	148,684	111,512	(761,656)
NET GAIN (LOSS) ON INVESTMENTS	1,578,851	(4,406)	250,852	177,202	964,112

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$449,494	$(2,900)	$239,662	$171,103	$578,061

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023
ASSETS
Investment in the portfolios, at fair value	$1,249,336,919	$1,847,481,806	$1,114,357	$448,549,329	$4,509,990
Net Assets	$1,249,336,919	$1,847,481,806	$1,114,357	$448,549,329	$4,509,990

NET ASSETS, representing:
Accumulation units	$1,249,336,919	$1,847,481,806	$1,114,357	$448,549,329	$4,509,990
	$1,249,336,919	$1,847,481,806	$1,114,357	$448,549,329	$4,509,990

Units outstanding	75,101,538	130,978,783	36,822	35,983,698	414,632

Portfolio shares held	59,182,232	112,926,761	37,800	31,587,981	348,800
Portfolio net asset value per share	$21.11	$16.36	$29.48	$14.20	$12.93
Investment in portfolio shares, at cost	$897,850,616	$1,373,428,338	$788,356	$401,470,606	$3,850,441

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$6,960	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	12,069,845	25,452,682	17,374	4,841,167	119,843
NET INVESTMENT INCOME (LOSS)	(12,069,845)	(25,452,682)	(10,414)	(4,841,167)	(119,843)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	75,495	—	—
Net realized gain (loss) on shares redeemed	83,834,786	121,398,522	101,629	17,725,168	431,306
Net change in unrealized appreciation (depreciation) on investments	45,354,629	(76,456,249)	31,039	6,213,125	(2,060)
NET GAIN (LOSS) ON INVESTMENTS	129,189,415	44,942,273	208,163	23,938,293	429,246

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$117,119,570	$19,489,591	$197,749	$19,097,126	$309,403
The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$902,132,073	$9,949,259	$228,836,775	$1,428,413	$—
Net Assets	$902,132,073	$9,949,259	$228,836,775	$1,428,413	$—

NET ASSETS, representing:
Accumulation units	$902,132,073	$9,949,259	$228,836,775	$1,428,413	$—
	$902,132,073	$9,949,259	$228,836,775	$1,428,413	$—

Units outstanding	54,398,886	825,020	11,094,781	131,693	—

Portfolio shares held	47,133,337	757,750	9,428,792	112,651	—
Portfolio net asset value per share	$19.14	$13.13	$24.27	$12.68	$—
Investment in portfolio shares, at cost	$676,431,391	$8,570,777	$181,253,578	$1,344,246	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	8/14/2020**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	10,391,899	72,717	2,494,133	95,802	155,184
NET INVESTMENT INCOME (LOSS)	(10,391,899)	(72,717)	(2,494,133)	(95,802)	(155,184)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	20,268,742	106,516	3,234,407	629,329	1,887,847
Net change in unrealized appreciation (depreciation) on investments	44,850,776	494,586	2,590,383	(215,599)	(2,356,960)
NET GAIN (LOSS) ON INVESTMENTS	65,119,518	601,102	5,824,790	413,730	(469,113)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$54,727,619	$528,385	$3,330,657	$317,928	$(624,297)

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio	AST Bond Portfolio 2025
ASSETS
Investment in the portfolios, at fair value	$179,574,859	$16,087,143,580	$—	$43,236,592	$2,808,487
Net Assets	$179,574,859	$16,087,143,580	$—	$43,236,592	$2,808,487

NET ASSETS, representing:
Accumulation units	$179,574,859	$16,087,143,580	$—	$43,236,592	$2,808,487
	$179,574,859	$16,087,143,580	$—	$43,236,592	$2,808,487

Units outstanding	9,007,153	1,200,377,231	—	2,174,725	220,420

Portfolio shares held	7,794,048	1,032,550,936	—	1,799,276	190,794
Portfolio net asset value per share	$23.04	$15.58	$—	$24.03	$14.72
Investment in portfolio shares, at cost	$139,060,609	$11,801,131,520	$—	$35,504,632	$2,652,692

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio	AST Bond Portfolio 2025
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	8/14/2020**	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,112,259	291,031,380	111,117	215,991	169,967
NET INVESTMENT INCOME (LOSS)	(2,112,259)	(291,031,380)	(111,117)	(215,991)	(169,967)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,767,544	100,788,814	4,607,475	931,561	1,484,262
Net change in unrealized appreciation (depreciation) on investments	(4,850,236)	1,736,183,433	(4,605,083)	3,473,415	(428,241)
NET GAIN (LOSS) ON INVESTMENTS	3,917,308	1,836,972,247	2,392	4,404,976	1,056,021

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,805,049	$1,545,940,867	$(108,725)	$4,188,985	$886,054
** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio
ASSETS
Investment in the portfolios, at fair value	$3,080,473,390	$—	$142,737,411	$108,310,937	$—
Net Assets	$3,080,473,390	$—	$142,737,411	$108,310,937	$—

NET ASSETS, representing:
Accumulation units	$3,080,473,390	$—	$142,737,411	$108,310,937	$—
	$3,080,473,390	$—	$142,737,411	$108,310,937	$—

Units outstanding	188,340,685	—	8,977,352	7,540,416	—

Portfolio shares held	171,042,387	—	8,245,951	6,969,816	—
Portfolio net asset value per share	$18.01	$—	$17.31	$15.54	$—
Investment in portfolio shares, at cost	$2,307,332,484	$—	$103,722,211	$84,320,571	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	4/24/2020**	12/31/2020	12/31/2020	4/24/2020**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	34,109,688	73,929	691,511	556,075	36,102
NET INVESTMENT INCOME (LOSS)	(34,109,688)	(73,929)	(691,511)	(556,075)	(36,102)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(44,268,961)	2,182,923	2,087,205	1,497,190	(491,429)
Net change in unrealized appreciation (depreciation) on investments	262,920,743	(6,737,459)	22,220,998	9,323,484	(989,150)
NET GAIN (LOSS) ON INVESTMENTS	218,651,782	(4,554,536)	24,308,203	10,820,674	(1,480,579)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$184,542,094	$(4,628,465)	$23,616,692	$10,264,599	$(1,516,681)

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

SUBACCOUNTS
	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$—	$—	$—	$—
Net Assets	$—	$—	$—	$—	$—

NET ASSETS, representing:
Accumulation units	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—

Units outstanding	—	—	—	—	—

Portfolio shares held	—	—	—	—	—
Portfolio net asset value per share	$—	$—	$—	$—	$—
Investment in portfolio shares, at cost	$—	$—	$—	$—	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	4/24/2020**	4/24/2020**	8/14/2020**	8/14/2020**	11/13/2020**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	68,610	73,478	8,903	25,188	51,442
NET INVESTMENT INCOME (LOSS)	(68,610)	(73,478)	(8,903)	(25,188)	(51,442)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	528,767	2,787,479	440,506	1,391,430	532,174
Net change in unrealized appreciation (depreciation) on investments	(8,353,309)	(3,394,607)	128,745	(1,610,915)	(290,426)
NET GAIN (LOSS) ON INVESTMENTS	(7,824,542)	(607,128)	569,251	(219,485)	241,748

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(7,893,152)	$(680,606)	$560,348	$(244,673)	$190,306

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$513,153,049	$9,088,942	$—	$—	$199,922,121
Net Assets	$513,153,049	$9,088,942	$—	$—	$199,922,121

NET ASSETS, representing:
Accumulation units	$513,153,049	$9,088,942	$—	$—	$199,922,121
	$513,153,049	$9,088,942	$—	$—	$199,922,121

Units outstanding	38,487,233	811,455	—	—	18,520,705

Portfolio shares held	35,389,865	712,858	—	—	16,227,445
Portfolio net asset value per share	$14.50	$12.75	$—	$—	$12.32
Investment in portfolio shares, at cost	$409,876,949	$8,240,792	$—	$—	$197,897,150

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Global Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	11/13/2020**	11/13/2020**	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	5,782,362	429,082	30,174	19,798	301,390
NET INVESTMENT INCOME (LOSS)	(5,782,362)	(429,082)	(30,174)	(19,798)	(301,390)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(17,685,028)	4,340,193	518,759	459,760	91,625
Net change in unrealized appreciation (depreciation) on investments	24,384,060	(1,471,608)	(326,968)	(180,052)	1,800,035
NET GAIN (LOSS) ON INVESTMENTS	6,699,032	2,868,585	191,791	279,708	1,891,660

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$916,670	$2,439,503	$161,617	$259,910	$1,590,270

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Neuberger Berman Long/Short Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$—	$10,110,038	$—	$65,021,641	$21,174,753
Net Assets	$—	$10,110,038	$—	$65,021,641	$21,174,753

NET ASSETS, representing:
Accumulation units	$—	$10,110,038	$—	$65,021,641	$21,174,753
	$—	$10,110,038	$—	$65,021,641	$21,174,753

Units outstanding	—	848,093	—	4,459,269	1,657,537

Portfolio shares held	—	751,676	—	3,991,507	1,875,532
Portfolio net asset value per share	$—	$13.45	$—	$16.29	$11.29
Investment in portfolio shares, at cost	$—	$8,806,624	$—	$57,000,101	$19,569,317

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Neuberger Berman Long/Short Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	8/14/2020**	12/31/2020	4/24/2020**	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$745,279	$668,043

EXPENSES
Charges for mortality and expense risk, and
for administration	18,018	48,873	17,552	322,903	123,182
NET INVESTMENT INCOME (LOSS)	(18,018)	(48,873)	(17,552)	422,376	544,861

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	3,603,840	—
Net realized gain (loss) on shares redeemed	778,093	(77,812)	512,093	243,826	(59,968)
Net change in unrealized appreciation (depreciation) on investments	(580,052)	689,053	(320,509)	6,432,217	445,009
NET GAIN (LOSS) ON INVESTMENTS	198,041	611,241	191,584	10,279,883	385,041

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$180,023	$562,368	$174,032	$10,702,259	$929,902

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029	AST American Funds Growth Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$11,975,450	$6,113,896	$489	$37,569	$1,227,832,533
Net Assets	$11,975,450	$6,113,896	$489	$37,569	$1,227,832,533

NET ASSETS, representing:
Accumulation units	$11,975,450	$6,113,896	$489	$37,569	$1,227,832,533
	$11,975,450	$6,113,896	$489	$37,569	$1,227,832,533

Units outstanding	1,049,495	418,305	41	3,155	89,194,772

Portfolio shares held	948,175	414,783	38	2,924	86,163,687
Portfolio net asset value per share	$12.63	$14.74	$12.81	$12.85	$14.25
Investment in portfolio shares, at cost	$11,359,676	$4,588,786	$482	$35,462	$925,077,008

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029	AST American Funds Growth Allocation Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$80,255	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	286,037	84,121	28,881	61,046	12,405,304
NET INVESTMENT INCOME (LOSS)	(286,037)	(3,866)	(28,881)	(61,046)	(12,405,304)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,668,736	151,518	1,337,572	1,306,738	(41,222,916)
Net change in unrealized appreciation (depreciation) on investments	(2,235,742)	397,556	(744,323)	(15,488)	207,453,953
NET GAIN (LOSS) ON INVESTMENTS	2,432,994	549,074	593,249	1,291,250	166,231,037

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,146,957	$545,208	$564,368	$1,230,204	$153,825,733

The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Western Asset Corporate Bond Portfolio	AST T. Rowe Price Corporate Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$43,328,661	$279,518,791	$207,230,704	$3,384,224	$2,946,984
Net Assets	$43,328,661	$279,518,791	$207,230,704	$3,384,224	$2,946,984

NET ASSETS, representing:
Accumulation units	$43,328,661	$279,518,791	$207,230,704	$3,384,224	$2,946,984
	$43,328,661	$279,518,791	$207,230,704	$3,384,224	$2,946,984

Units outstanding	3,435,015	19,637,368	15,395,101	315,002	274,048

Portfolio shares held	3,307,531	19,105,864	15,005,844	309,627	269,377
Portfolio net asset value per share	$13.10	$14.63	$13.81	$10.93	$10.94
Investment in portfolio shares, at cost	$41,150,941	$218,916,635	$168,442,416	$3,286,184	$2,861,896

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Western Asset Corporate Bond Portfolio	AST T. Rowe Price Corporate Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,495,295	2,796,143	2,031,924	14,589	12,034
NET INVESTMENT INCOME (LOSS)	(1,495,295)	(2,796,143)	(2,031,924)	(14,589)	(12,034)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,966,340	(15,521,590)	(7,854,637)	(2,043)	(2,189)
Net change in unrealized appreciation (depreciation) on investments	2,296,752	47,550,559	30,588,401	96,893	83,703
NET GAIN (LOSS) ON INVESTMENTS	9,263,092	32,028,969	22,733,764	94,850	81,514

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$7,767,797	$29,232,826	$20,701,840	$80,261	$69,480

The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST PIMCO Corporate Bond Portfolio	AST Prudential Corporate Bond Portfolio	AST BlackRock Corporate Bond Portfolio	AST Dimensional Global Core Allocation Portfolio	AST Bond Portfolio 2031
ASSETS
Investment in the portfolios, at fair value	$4,361,033	$6,227,837	$3,848,385	$9,609,551	$58,918,690
Net Assets	$4,361,033	$6,227,837	$3,848,385	$9,609,551	$58,918,690

NET ASSETS, representing:
Accumulation units	$4,361,033	$6,227,837	$3,848,385	$9,609,551	$58,918,690
	$4,361,033	$6,227,837	$3,848,385	$9,609,551	$58,918,690

Units outstanding	405,948	578,164	350,158	824,500	5,311,877

Portfolio shares held	398,997	568,233	344,220	811,617	5,204,831
Portfolio net asset value per share	$10.93	$10.96	$11.18	$11.84	$11.32
Investment in portfolio shares, at cost	$4,262,309	$6,017,322	$3,762,295	$7,520,199	$59,530,873

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST PIMCO Corporate Bond Portfolio	AST Prudential Corporate Bond Portfolio	AST BlackRock Corporate Bond Portfolio	AST Dimensional Global Core Allocation Portfolio	AST Bond Portfolio 2031
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/2/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	12,757	27,625	12,914	83,154	536,377
NET INVESTMENT INCOME (LOSS)	(12,757)	(27,625)	(12,914)	(83,154)	(536,377)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(380)	2,291	(2,624)	(464,972)	184,447
Net change in unrealized appreciation (depreciation) on investments	97,227	205,497	84,999	2,081,056	(612,182)
NET GAIN (LOSS) ON INVESTMENTS	96,847	207,788	82,375	1,616,084	(427,735)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$84,090	$180,163	$69,461	$1,532,930	$(964,112)

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Contrafund℠ Portfolio (Initial Class)	Fidelity® VIP Growth Opportunities Portfolio (Initial Class)	Fidelity® VIP Growth Portfolio (Initial Class)	Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)	MFS® New Discovery Series (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$11,057	$108,464	$27,012	$50,725	$7,122
Net Assets	$11,057	$108,464	$27,012	$50,725	$7,122

NET ASSETS, representing:
Accumulation units	$11,057	$108,464	$27,012	$50,725	$7,122
	$11,057	$108,464	$27,012	$50,725	$7,122

Units outstanding	912	7,092	2,037	4,771	512

Portfolio shares held	230	1,399	262	3,600	264
Portfolio net asset value per share	$48.17	$77.54	$103.00	$14.09	$26.96
Investment in portfolio shares, at cost	$10,838	$101,816	$25,870	$50,878	$6,746

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Contrafund℠ Portfolio (Initial Class)	Fidelity® VIP Growth Opportunities Portfolio (Initial Class)	Fidelity® VIP Growth Portfolio (Initial Class)	Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)	MFS® New Discovery Series (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$4	$—	$—	$885	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	4	55	41	57	2
NET INVESTMENT INCOME (LOSS)	—	(55)	(41)	828	(2)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1	389	314	4	—
Net realized gain (loss) on shares redeemed	—	61	(2)	(1)	—
Net change in unrealized appreciation (depreciation) on investments	219	6,648	1,142	(153)	376
NET GAIN (LOSS) ON INVESTMENTS	220	7,098	1,454	(150)	376

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$220	$7,043	$1,413	$678	$374

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	MFS® Total Return Series (Initial Class)	MFS® Total Return Bond Series (Initial Class)	Vanguard Equity Index Portfolio	Vanguard Global Bond Index	Vanguard Mid-Cap Index Portfolio
ASSETS
Investment in the portfolios, at fair value	$935,266	$57,195	$51,739	$2,954	$14,751
Net Assets	$935,266	$57,195	$51,739	$2,954	$14,751

NET ASSETS, representing:
Accumulation units	$935,266	$57,195	$51,739	$2,954	$14,751
	$935,266	$57,195	$51,739	$2,954	$14,751

Units outstanding	86,929	5,429	4,566	286	1,299

Portfolio shares held	35,944	4,051	962	132	572
Portfolio net asset value per share	$26.02	$14.12	$53.76	$22.40	$25.77
Investment in portfolio shares, at cost	$923,691	$56,401	$48,341	$2,950	$14,628

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Total Return Series (Initial Class)	MFS® Total Return Bond Series (Initial Class)	Vanguard Equity Index Portfolio	Vanguard Global Bond Index	Vanguard Mid-Cap Index Portfolio
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	138	18	68	—	3
NET INVESTMENT INCOME (LOSS)	(138)	(18)	(68)	—	(3)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6	2	8	—	—
Net change in unrealized appreciation (depreciation) on investments	11,576	793	3,398	4	124
NET GAIN (LOSS) ON INVESTMENTS	11,582	795	3,406	4	124

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$11,444	$777	$3,338	$4	$121

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A30

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Vanguard Real Estate Index Portfolio	Vanguard Total Bond Market Index Portfolio	Vanguard Total International Stock Index Portfolio	Vanguard Total Stock Market Index Portfolio	Vanguard Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$28,661	$25,811	$71,366	$131,562	$61,813
Net Assets	$28,661	$25,811	$71,366	$131,562	$61,813

NET ASSETS, representing:
Accumulation units	$28,661	$25,811	$71,366	$131,562	$61,813
	$28,661	$25,811	$71,366	$131,562	$61,813

Units outstanding	3,253	2,478	6,340	11,386	5,761

Portfolio shares held	2,306	2,015	3,106	2,709	2,407
Portfolio net asset value per share	$12.43	$12.81	$22.98	$48.56	$25.68
Investment in portfolio shares, at cost	$28,321	$25,735	$68,278	$121,790	$59,937

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Vanguard Real Estate Index Portfolio	Vanguard Total Bond Market Index Portfolio	Vanguard Total International Stock Index Portfolio	Vanguard Total Stock Market Index Portfolio	Vanguard Balanced Portfolio
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	23	6	48	534	71
NET INVESTMENT INCOME (LOSS)	(23)	(6)	(48)	(534)	(71)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	—	2	20,081	3
Net change in unrealized appreciation (depreciation) on investments	340	76	3,087	9,773	1,876
NET GAIN (LOSS) ON INVESTMENTS	340	76	3,089	29,854	1,879

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$317	$70	$3,041	$29,320	$1,808

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Vanguard Conservative Allocation Portfolio	Vanguard Growth Portfolio	Vanguard High Yield Bond Portfolio	Vanguard Moderate Allocation Portfolio	Vanguard Short-Term Investment Grade Portfolio
ASSETS
Investment in the portfolios, at fair value	$75,346	$11,283	$6,043	$51,511	$30,791
Net Assets	$75,346	$11,283	$6,043	$51,511	$30,791

NET ASSETS, representing:
Accumulation units	$75,346	$11,283	$6,043	$51,511	$30,791
	$75,346	$11,283	$6,043	$51,511	$30,791

Units outstanding	6,933	862	583	4,647	2,974

Portfolio shares held	2,653	314	744	1,587	2,769
Portfolio net asset value per share	$28.40	$35.94	$8.12	$32.45	$11.12
Investment in portfolio shares, at cost	$71,404	$9,721	$5,991	$49,130	$30,645

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Vanguard Conservative Allocation Portfolio	Vanguard Growth Portfolio	Vanguard High Yield Bond Portfolio	Vanguard Moderate Allocation Portfolio	Vanguard Short-Term Investment Grade Portfolio
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	123	24	3	59	22
NET INVESTMENT INCOME (LOSS)	(123)	(24)	(3)	(59)	(22)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5	4	—	10	—
Net change in unrealized appreciation (depreciation) on investments	3,942	1,562	52	2,381	147
NET GAIN (LOSS) ON INVESTMENTS	3,947	1,566	52	2,391	147

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,824	$1,542	$49	$2,332	$125

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A32

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 1)	American Funds IS Blue Chip Income and Growth Fund (Class 1)	American Funds IS Bond Fund (Class 1)	American Funds IS Growth Fund (Class 1)	American Funds IS Growth-Income Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$285,711	$80,293	$43,135	$334,716	$24,708
Net Assets	$285,711	$80,293	$43,135	$334,716	$24,708

NET ASSETS, representing:
Accumulation units	$285,711	$80,293	$43,135	$334,716	$24,708
	$285,711	$80,293	$43,135	$334,716	$24,708

Units outstanding	26,092	7,489	4,051	24,143	2,241

Portfolio shares held	10,782	5,595	3,628	2,784	446
Portfolio net asset value per share	$26.50	$14.35	$11.89	$120.21	$55.38
Investment in portfolio shares, at cost	$282,606	$80,159	$43,236	$316,805	$24,210

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 1)	American Funds IS Blue Chip Income and Growth Fund (Class 1)	American Funds IS Bond Fund (Class 1)	American Funds IS Growth Fund (Class 1)	American Funds IS Growth-Income Fund (Class 1)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$3,631	$1,095	$672	$594	$63

EXPENSES
Charges for mortality and expense risk, and
for administration	157	68	91	224	13
NET INVESTMENT INCOME (LOSS)	3,474	1,027	581	370	50

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6	(11)	(1)	134	—
Net change in unrealized appreciation (depreciation) on investments	3,105	134	(101)	17,911	499
NET GAIN (LOSS) ON INVESTMENTS	3,111	123	(102)	18,045	499

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$6,585	$1,150	$479	$18,415	$549

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	American Funds IS U.S. Government/AAA-Rated Securities Fund (Class 1)	BlackRock Basic Value V.I. Fund (Class I)	BlackRock Capital Appreciation V.I. Fund (Class I)	BlackRock Equity Dividend V.I. Fund (Class I)	BlackRock Global Allocation V.I. Fund (Class I)
ASSETS
Investment in the portfolios, at fair value	$21,599	$299,495	$49,081	$308,942	$20,785
Net Assets	$21,599	$299,495	$49,081	$308,942	$20,785

NET ASSETS, representing:
Accumulation units	$21,599	$299,495	$49,081	$308,942	$20,785
	$21,599	$299,495	$49,081	$308,942	$20,785

Units outstanding	2,005	28,703	3,788	29,722	1,759

Portfolio shares held	1,656	22,054	4,742	26,451	1,066
Portfolio net asset value per share	$13.04	$13.58	$10.35	$11.68	$19.49
Investment in portfolio shares, at cost	$21,777	$287,488	$49,289	$299,633	$20,196

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS U.S. Government/AAA-Rated Securities Fund (Class 1)	BlackRock Basic Value V.I. Fund (Class I)	BlackRock Capital Appreciation V.I. Fund (Class I)	BlackRock Equity Dividend V.I. Fund (Class I)	BlackRock Global Allocation V.I. Fund (Class I)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$316	$6,284	—	$1,259	$239

EXPENSES
Charges for mortality and expense risk, and
for administration	39	100	9	104	32
NET INVESTMENT INCOME (LOSS)	277	6,184	(9)	1,155	207

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	3,191	629	8,781	790
Net realized gain (loss) on shares redeemed	—	24	(1)	19	1
Net change in unrealized appreciation (depreciation) on investments	(178)	12,007	(208)	9,309	589
NET GAIN (LOSS) ON INVESTMENTS	(178)	15,222	420	18,109	1,380

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$99	$21,406	$411	$19,264	$1,587

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A34

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	DFA VA Global Bond Portfolio	DFA VA Short-Term Fixed Portfolio	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Fidelity® VIP Balanced Portfolio (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$23,863	$17,369	$14,952	$4,878	$119,386
Net Assets	$23,863	$17,369	$14,952	$4,878	$119,386

NET ASSETS, representing:
Accumulation units	$23,863	$17,369	$14,952	$4,878	$119,386
	$23,863	$17,369	$14,952	$4,878	$119,386

Units outstanding	2,379	1,744	1,501	453	10,163

Portfolio shares held	2,245	1,703	564	265	5,126
Portfolio net asset value per share	$10.63	$10.20	$26.52	$18.41	$23.29
Investment in portfolio shares, at cost	$23,841	$17,419	$15,277	$4,865	$114,055

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	DFA VA Global Bond Portfolio	DFA VA Short-Term Fixed Portfolio	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Fidelity® VIP Balanced Portfolio (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$6	$52	$299	$73	$1,240

EXPENSES
Charges for mortality and expense risk, and
for administration	21	13	8	7	37
NET INVESTMENT INCOME (LOSS)	(15)	39	291	66	1,203

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	15
Net realized gain (loss) on shares redeemed	—	—	—	627	11
Net change in unrealized appreciation (depreciation) on investments	23	(51)	(325)	13	5,330
NET GAIN (LOSS) ON INVESTMENTS	23	(51)	(325)	640	5,356

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$8	$(12)	$(34)	$706	$6,559

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Consumer Discretionary Portfolio (Initial Class)	Fidelity® VIP Disciplined Small Cap Portfolio (Initial Class)	Fidelity® VIP Emerging Markets Portfolio (Initial Class)	Fidelity® VIP Financial Services Portfolio (Initial Class)	Fidelity® VIP Floating Rate High Income Portfolio (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$—	$316,899	$7,086	$—	$11,042
Net Assets	$—	$316,899	$7,086	$—	$11,042

NET ASSETS, representing:
Accumulation units	$—	$316,899	$7,086	$—	$11,042
	$—	$316,899	$7,086	$—	$11,042

Units outstanding	—	26,416	534	—	1,082

Portfolio shares held	—	18,350	480	—	1,143
Portfolio net asset value per share	$34.37	$17.27	$14.75	$12.38	$9.66
Investment in portfolio shares, at cost	$—	$279,344	$6,884	$—	$11,268

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Consumer Discretionary Portfolio (Initial Class)	Fidelity® VIP Disciplined Small Cap Portfolio (Initial Class)	Fidelity® VIP Emerging Markets Portfolio (Initial Class)	Fidelity® VIP Financial Services Portfolio (Initial Class)	Fidelity® VIP Floating Rate High Income Portfolio (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$1,318	$—	$—	$431

EXPENSES
Charges for mortality and expense risk, and
for administration	49	105	—	48	5
NET INVESTMENT INCOME (LOSS)	(49)	1,213	—	(48)	426

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,398	1,508	—	4,139	(1)
Net change in unrealized appreciation (depreciation) on investments	—	37,554	202	—	(226)
NET GAIN (LOSS) ON INVESTMENTS	5,398	39,062	202	4,139	(227)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,349	$40,275	$202	$4,091	$199

*Date subaccount became available for investment.
The accompanying notes are an integral part of these financial statements.
A36

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Health Care Portfolio (Initial Class)	Fidelity® VIP Industrials Portfolio (Initial Class)	Fidelity® VIP International Capital Appreciation Portfolio (Initial Class)	Fidelity® VIP Mid Cap Portfolio (Initial Class)	Fidelity® VIP Strategic Income Portfolio (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$5,036	$3,592	$31,335	$309,469	$15,338
Net Assets	$5,036	$3,592	$31,335	$309,469	$15,338

NET ASSETS, representing:
Accumulation units	$5,036	$3,592	$31,335	$309,469	$15,338
	$5,036	$3,592	$31,335	$309,469	$15,338

Units outstanding	431	333	2,649	26,762	1,458

Portfolio shares held	131	154	1,360	7,992	1,299
Portfolio net asset value per share	$38.41	$23.29	$23.04	$38.72	$11.81
Investment in portfolio shares, at cost	$5,054	$3,478	$28,309	$281,750	$15,547

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Health Care Portfolio (Initial Class)	Fidelity® VIP Industrials Portfolio (Initial Class)	Fidelity® VIP International Capital Appreciation Portfolio (Initial Class)	Fidelity® VIP Mid Cap Portfolio (Initial Class)	Fidelity® VIP Strategic Income Portfolio (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$3	$75	$1,202	$480

EXPENSES
Charges for mortality and expense risk, and
for administration	1	2	35	104	9
NET INVESTMENT INCOME (LOSS)	(1)	1	40	1,098	471

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	128
Net realized gain (loss) on shares redeemed	—	—	8	2,631	279
Net change in unrealized appreciation (depreciation) on investments	(18)	114	3,026	27,719	(209)
NET GAIN (LOSS) ON INVESTMENTS	(18)	114	3,034	30,350	198

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(19)	$115	$3,074	$31,448	$669

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Technology Portfolio (Initial Class)	Fidelity® VIP Utilities Portfolio (Initial Class)	ClearBridge Variable Mid Cap Portfolio (Class I)	ClearBridge Variable Small Cap Growth Portfolio (Class I)	Western Asset Core Plus VIT Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$11,409	$—	$5,559	$315,067	$133,025
Net Assets	$11,409	$—	$5,559	$315,067	$133,025

NET ASSETS, representing:
Accumulation units	$11,409	$—	$5,559	$315,067	$133,025
	$11,409	$—	$5,559	$315,067	$133,025

Units outstanding	761	—	498	23,105	12,533

Portfolio shares held	368	—	217	8,608	21,352
Portfolio net asset value per share	$30.99	$18.04	$25.62	$36.60	$6.23
Investment in portfolio shares, at cost	$10,852	$—	$4,556	$302,140	$133,390

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Technology Portfolio (Initial Class)	Fidelity® VIP Utilities Portfolio (Initial Class)	ClearBridge Variable Mid Cap Portfolio (Class I)	ClearBridge Variable Small Cap Growth Portfolio (Class I)	Western Asset Core Plus VIT Portfolio (Class I)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$13	$—	$2,257

EXPENSES
Charges for mortality and expense risk, and
for administration	104	45	6	104	65
NET INVESTMENT INCOME (LOSS)	(104)	(45)	7	(104)	2,192

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	17	—	—	18,353	—
Net realized gain (loss) on shares redeemed	14,586	3,041	29	25	2
Net change in unrealized appreciation (depreciation) on investments	557	—	1,003	12,927	(365)
NET GAIN (LOSS) ON INVESTMENTS	15,160	3,041	1,032	31,305	(363)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$15,056	$2,996	$1,039	$31,201	$1,829

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A38

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Western Asset Variable Global High Yield Bond Portfolio (Class I)	MFS® Mid Cap Growth Series (Initial Class)	MFS® International Intrinsic Value Portfolio (Initial Class)	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)	MFS® International Growth Portfolio (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$9,253	$15,082	$64,129	$5,086	$786,833
Net Assets	$9,253	$15,082	$64,129	$5,086	$786,833

NET ASSETS, representing:
Accumulation units	$9,253	$15,082	$64,129	$5,086	$786,833
	$9,253	$15,082	$64,129	$5,086	$786,833

Units outstanding	878	1,184	5,384	432	58,399

Portfolio shares held	1,245	1,193	1,830	203	49,486
Portfolio net asset value per share	$7.43	$12.64	$35.05	$25.06	$15.90
Investment in portfolio shares, at cost	$9,168	$12,887	$61,019	$5,046	$716,786

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Western Asset Variable Global High Yield Bond Portfolio (Class I)	MFS® Mid Cap Growth Series (Initial Class)	MFS® International Intrinsic Value Portfolio (Initial Class)	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)	MFS® International Growth Portfolio (Service Shares)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	4/27/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$239	$—	$—	$—	$2,879

EXPENSES
Charges for mortality and expense risk, and
for administration	9	16	52	1	1,220
NET INVESTMENT INCOME (LOSS)	230	(16)	(52)	(1)	1,659

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	3,036
Net realized gain (loss) on shares redeemed	—	14	6	—	3,132
Net change in unrealized appreciation (depreciation) on investments	85	2,195	3,110	41	70,047
NET GAIN (LOSS) ON INVESTMENTS	85	2,209	3,116	41	76,215

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$315	$2,193	$3,064	$40	$77,874

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares)	MFS® Technology Portfolio (Service Shares)	MFS® Investors Trust Series (Service Shares)	MFS® Mid Cap Growth Series (Service Shares)	MFS® New Discovery Series (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$350,812	$7,567,746	$149,382	$3,419,635	$1,448,260
Net Assets	$350,812	$7,567,746	$149,382	$3,419,635	$1,448,260

NET ASSETS, representing:
Accumulation units	$350,812	$7,567,746	$149,382	$3,419,635	$1,448,260
	$350,812	$7,567,746	$149,382	$3,419,635	$1,448,260

Units outstanding	25,909	517,864	11,475	231,293	86,554

Portfolio shares held	14,220	259,614	4,151	296,586	61,341
Portfolio net asset value per share	$24.67	$29.15	$35.99	$11.53	$23.61
Investment in portfolio shares, at cost	$317,465	$6,724,174	$130,999	$3,027,125	$1,234,540

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares)	MFS® Technology Portfolio (Service Shares)	MFS® Investors Trust Series (Service Shares)	MFS® Mid Cap Growth Series (Service Shares)	MFS® New Discovery Series (Service Shares)
	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$210	$—	$434	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	638	13,137	376	5,855	2,211
NET INVESTMENT INCOME (LOSS)	(428)	(13,137)	58	(5,855)	(2,211)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	9,225	—	3,126	120,242	73,082
Net realized gain (loss) on shares redeemed	(2,101)	24,883	(405)	4,368	(1,332)
Net change in unrealized appreciation (depreciation) on investments	33,347	843,573	18,383	392,510	213,720
NET GAIN (LOSS) ON INVESTMENTS	40,471	868,456	21,104	517,120	285,470

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$40,043	$855,319	$21,162	$511,265	$283,259

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A40

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	MFS® Research Series (Service Shares)	MFS® Total Return Bond Series (Service Shares)	MFS® Total Return Series (Service Shares)	MFS® Utilities Series (Service Shares)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
ASSETS
Investment in the portfolios, at fair value	$259,384	$6,968,142	$3,796,395	$1,751,723	$1,405,786
Net Assets	$259,384	$6,968,142	$3,796,395	$1,751,723	$1,405,786

NET ASSETS, representing:
Accumulation units	$259,384	$6,968,142	$3,796,395	$1,751,723	$1,405,786
	$259,384	$6,968,142	$3,796,395	$1,751,723	$1,405,786

Units outstanding	19,993	649,092	316,405	144,129	127,950

Portfolio shares held	8,021	502,752	148,878	50,496	30,083
Portfolio net asset value per share	$32.34	$13.86	$25.50	$34.69	$46.73
Investment in portfolio shares, at cost	$244,737	$6,906,052	$3,539,480	$1,604,122	$1,339,574

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Research Series (Service Shares)	MFS® Total Return Bond Series (Service Shares)	MFS® Total Return Series (Service Shares)	MFS® Utilities Series (Service Shares)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$394	$127,232	$33,946	$15,352	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	366	14,387	7,038	3,519	1,241
NET INVESTMENT INCOME (LOSS)	28	112,845	26,908	11,833	(1,241)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	2,985	—	44,206	18,164	503
Net realized gain (loss) on shares redeemed	(547)	4,866	175	9,531	1,900
Net change in unrealized appreciation (depreciation) on investments	14,647	62,090	256,914	147,601	66,212
NET GAIN (LOSS) ON INVESTMENTS	17,085	66,956	301,295	175,296	68,615

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$17,113	$179,801	$328,203	$187,129	$67,374

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 4)	American Funds IS Blue Chip Income and Growth Fund (Class 4)	American Funds IS Bond Fund (Class 4)	American Funds IS Global Growth and Income Fund (Class 4)	American Funds IS Global Small Capitalization Fund (Class 4)
ASSETS
Investment in the portfolios, at fair value	$4,478,798	$939,667	$953,044	$649,562	$290,476
Net Assets	$4,478,798	$939,667	$953,044	$649,562	$290,476

NET ASSETS, representing:
Accumulation units	$4,478,798	$939,667	$953,044	$649,562	$290,476
	$4,478,798	$939,667	$953,044	$649,562	$290,476

Units outstanding	411,801	84,476	94,062	57,233	23,324

Portfolio shares held	171,865	66,833	81,526	39,729	9,172
Portfolio net asset value per share	$26.06	$14.06	$11.69	$16.35	$31.67
Investment in portfolio shares, at cost	$4,241,406	$884,076	$951,842	$584,851	$255,215

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 4)	American Funds IS Blue Chip Income and Growth Fund (Class 4)	American Funds IS Bond Fund (Class 4)	American Funds IS Global Growth and Income Fund (Class 4)	American Funds IS Global Small Capitalization Fund (Class 4)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$35,348	$9,493	$13,360	$3,577	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	4,548	790	1,033	677	221
NET INVESTMENT INCOME (LOSS)	30,800	8,703	12,327	2,900	(221)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	823	784	(8)	105	62
Net change in unrealized appreciation (depreciation) on investments	237,392	55,591	1,202	64,711	35,261
NET GAIN (LOSS) ON INVESTMENTS	238,215	56,375	1,194	64,816	35,323

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$269,015	$65,078	$13,521	$67,716	$35,102

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A42

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 4)	American Funds IS Growth-Income Fund (Class 4)	American Funds IS International Fund (Class 4)	American Funds IS New World Fund® (Class 4)	BlackRock Advantage Large Cap Core V.I. Fund (Class III)
ASSETS
Investment in the portfolios, at fair value	$2,248,404	$1,054,151	$223,850	$707,846	$382,005
Net Assets	$2,248,404	$1,054,151	$223,850	$707,846	$382,005

NET ASSETS, representing:
Accumulation units	$2,248,404	$1,054,151	$223,850	$707,846	$382,005
	$2,248,404	$1,054,151	$223,850	$707,846	$382,005

Units outstanding	183,639	95,286	18,669	59,346	34,015

Portfolio shares held	19,178	19,525	9,628	22,804	12,914
Portfolio net asset value per share	$117.24	$53.99	$23.25	$31.04	$29.58
Investment in portfolio shares, at cost	$1,989,541	$984,520	$198,349	$664,946	$384,483

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 4)	American Funds IS Growth-Income Fund (Class 4)	American Funds IS International Fund (Class 4)	American Funds IS New World Fund® (Class 4)	BlackRock Advantage Large Cap Core V.I. Fund (Class III)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$6,591	$430	$—	$2,455

EXPENSES
Charges for mortality and expense risk, and
for administration	2,093	1,148	219	378	307
NET INVESTMENT INCOME (LOSS)	(2,093)	5,443	211	(378)	2,148

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	23,692
Net realized gain (loss) on shares redeemed	312	920	366	887	(1,323)
Net change in unrealized appreciation (depreciation) on investments	258,863	69,631	25,501	42,900	(2,478)
NET GAIN (LOSS) ON INVESTMENTS	259,175	70,551	25,867	43,787	19,891

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$257,082	$75,994	$26,078	$43,409	$22,039

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A43

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	BlackRock Advantage Large Cap Value V.I. Fund (Class III)	BlackRock Basic Value V.I. Fund (Class III)	BlackRock Capital Appreciation V.I. Fund (Class III)	BlackRock Equity Dividend V.I. Fund (Class III)	BlackRock Large Cap Focus Growth V.I. Fund (Class III)
ASSETS
Investment in the portfolios, at fair value	$270,232	$22,221	$205,866	$628,652	$317,741
Net Assets	$270,232	$22,221	$205,866	$628,652	$317,741

NET ASSETS, representing:
Accumulation units	$270,232	$22,221	$205,866	$628,652	$317,741
	$270,232	$22,221	$205,866	$628,652	$317,741

Units outstanding	23,989	1,932	17,747	55,794	27,863

Portfolio shares held	27,773	1,651	20,484	53,962	15,059
Portfolio net asset value per share	$9.73	$13.46	$10.05	$11.65	$21.10
Investment in portfolio shares, at cost	$254,691	$22,008	$208,005	$597,720	$310,461

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	BlackRock Advantage Large Cap Value V.I. Fund (Class III)	BlackRock Basic Value V.I. Fund (Class III)	BlackRock Capital Appreciation V.I. Fund (Class III)	BlackRock Equity Dividend V.I. Fund (Class III)	BlackRock Large Cap Focus Growth V.I. Fund (Class III)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$3,372	$277	$—	$2,296	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	279	9	175	489	272
NET INVESTMENT INCOME (LOSS)	3,093	268	(175)	1,807	(272)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	172	16,311	14,645	12,263
Net realized gain (loss) on shares redeemed	(1,356)	—	52	632	146
Net change in unrealized appreciation (depreciation) on investments	15,541	213	(2,139)	30,933	7,280
NET GAIN (LOSS) ON INVESTMENTS	14,185	385	14,224	46,210	19,689

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$17,278	$653	$14,049	$48,017	$19,417

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A44

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Balanced Portfolio (Service Class 2)	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2)	Fidelity® VIP Health Care Portfolio (Service Class 2)
ASSETS
Investment in the portfolios, at fair value	$3,796,848	$3,514,166	$2,004,572
Net Assets	$3,796,848	$3,514,166	$2,004,572

NET ASSETS, representing:
Accumulation units	$3,796,848	$3,514,166	$2,004,572
	$3,796,848	$3,514,166	$2,004,572

Units outstanding	339,947	283,959	183,935

Portfolio shares held	167,705	46,184	52,352
Portfolio net asset value per share	$22.64	$76.09	$38.29
Investment in portfolio shares, at cost	$3,626,914	$3,200,490	$1,946,561

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Balanced Portfolio (Service Class 2)	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2)	Fidelity® VIP Health Care Portfolio (Service Class 2)
	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to
	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$22,548	$—	$6,825

EXPENSES
Charges for mortality and expense risk, and
for administration	2,810	2,840	1,758
NET INVESTMENT INCOME (LOSS)	19,738	(2,840)	5,067

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	328	24,754	20,651
Net realized gain (loss) on shares redeemed	3,292	954	265
Net change in unrealized appreciation (depreciation) on investments	169,935	313,676	58,011
NET GAIN (LOSS) ON INVESTMENTS	173,555	339,384	78,927

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$193,293	$336,544	$83,994

*Date subaccount became available for investment.
The accompanying notes are an integral part of these financial statements.
A45

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(840,163)	$(1,607,573)	$(2,243,028)	$(123,810)	$(146,107)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	4,980,530	17,985,683	688,154	928,986
Net change in unrealized appreciation (depreciation) on investments	—	4,224,066	22,798,445	35,245	171,816
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(840,163)	7,597,023	38,541,100	599,589	954,695

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,049,994	168,640	1,048,543	3,393	24,069
Annuity payments	(1,826,423)	(1,461,961)	(1,192,680)	(81,788)	(46,971)
Surrenders, withdrawals and death benefits	(24,536,647)	(16,150,293)	(21,602,101)	(882,430)	(1,411,771)
Net transfers between other subaccounts
or fixed rate option	23,323,674	742,623	(4,694,198)	(380,908)	218,846
Miscellaneous transactions	(12,232)	3,860	7,839	(109)	491
Other charges	(92,304)	(23,876)	(115,767)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,906,062	(16,721,007)	(26,548,364)	(1,341,842)	(1,215,336)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,065,899	(9,123,984)	11,992,736	(742,253)	(260,641)

NET ASSETS
Beginning of period	71,588,693	120,444,789	161,984,158	9,798,913	11,341,390
End of period	$75,654,592	$111,320,805	$173,976,894	$9,056,660	$11,080,749

Beginning units	62,645,902	40,888,801	37,339,545	2,618,084	3,375,012
Units issued	35,289,020	587,824	310,174	8,390	146,750
Units redeemed	(34,323,620)	(6,148,282)	(6,216,208)	(387,398)	(544,423)
Ending units	63,611,302	35,328,343	31,433,511	2,239,076	2,977,339
The accompanying notes are an integral part of these financial statements.
A46

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,529,128)	$(1,681,309)	$(26,880)	$(4,573,342)	$(702,467)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,593,968	1,517,238	(145,798)	25,967,642	4,485,414
Net change in unrealized appreciation (depreciation) on investments	(9,858,287)	5,572,663	379,125	38,881,287	2,450,552
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,206,553	5,408,592	206,447	60,275,587	6,233,499

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,070,276	351,017	417,065	53,811,407	114,812
Annuity payments	(1,531,533)	(1,127,226)	(9,309)	(2,181,432)	(215,232)
Surrenders, withdrawals and death benefits	(25,271,963)	(15,291,282)	(166,309)	(38,236,071)	(6,068,859)
Net transfers between other subaccounts
or fixed rate option	(38,989)	(128,077)	(10,235)	10,649,557	(1,385,175)
Miscellaneous transactions	10,262	4,968	(25)	(91)	310
Other charges	(231,767)	(153,720)	—	(648,642)	(55,649)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(25,993,714)	(16,344,320)	231,187	23,394,728	(7,609,793)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,787,161)	(10,935,728)	437,634	83,670,315	(1,376,294)

NET ASSETS
Beginning of period	201,569,261	123,607,544	2,334,747	334,880,167	53,522,368
End of period	$176,782,100	$112,671,816	$2,772,381	$418,550,482	$52,146,074

Beginning units	53,910,439	22,358,575	499,987	66,893,091	15,989,977
Units issued	1,416,171	414,519	44,858	8,176,321	237,840
Units redeemed	(9,178,432)	(3,414,386)	(53,987)	(11,913,117)	(2,687,708)
Ending units	46,148,178	19,358,708	490,858	63,156,295	13,540,109
The accompanying notes are an integral part of these financial statements.
A47

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(4,603,510)	$(680,816)	$(133,508)	$404,364	$(47,890)
Capital gains distributions received	—	—	699,080	1,013,377	13,095,027
Net realized gain (loss) on shares redeemed	54,876,359	4,526,906	257,361	248,061	1,376,261
Net change in unrealized appreciation (depreciation) on investments	90,232,978	2,388,806	1,200,033	(2,638,722)	(7,883,995)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	140,505,827	6,234,896	2,022,966	(972,920)	6,539,403

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	579,612	5,187,035	14,939	58,890	101,881
Annuity payments	(2,241,547)	(307,896)	(63,291)	(513,988)	(792,834)
Surrenders, withdrawals and death benefits	(44,797,218)	(6,003,192)	(1,584,519)	(5,273,538)	(7,628,244)
Net transfers between other subaccounts
or fixed rate option	(18,851,829)	(1,316,693)	(339,336)	(404,239)	(308,917)
Miscellaneous transactions	17,792	(5,129)	191	827	28,695
Other charges	(237,457)	(74,008)	(2,416)	(8,389)	(13,784)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(65,530,647)	(2,519,883)	(1,974,432)	(6,140,437)	(8,613,203)

TOTAL INCREASE (DECREASE) IN NET ASSETS	74,975,180	3,715,013	48,534	(7,113,357)	(2,073,800)

NET ASSETS
Beginning of period	292,760,657	64,098,961	17,711,123	54,376,302	63,440,392
End of period	$367,735,837	$67,813,974	$17,759,657	$47,262,945	$61,366,592

Beginning units	54,682,749	8,817,399	8,321,461	12,151,341	18,482,062
Units issued	482,978	1,158,751	198,129	232,751	250,499
Units redeemed	(10,972,340)	(1,827,498)	(1,118,206)	(1,796,654)	(2,794,772)
Ending units	44,193,387	8,148,652	7,401,384	10,587,438	15,937,789
The accompanying notes are an integral part of these financial statements.
A48

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(466,329)	$(22,131)	$(105,699)	$(945,621)	$158,068
Capital gains distributions received	4,335,255	—	612,440	4,371,226	492,289
Net realized gain (loss) on shares redeemed	3,082,014	(210,176)	835,534	6,007,764	834,776
Net change in unrealized appreciation (depreciation) on investments	8,108,003	6,267,755	814,156	8,733,117	(2,110,795)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	15,058,943	6,035,448	2,156,431	18,166,486	(625,662)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	72,021	41,654	15,575	209,143	55,308
Annuity payments	(785,038)	(201,474)	(342,195)	(448,370)	(95,945)
Surrenders, withdrawals and death benefits	(6,131,408)	(5,074,529)	(1,920,394)	(7,524,239)	(2,368,141)
Net transfers between other subaccounts
or fixed rate option	(2,091,941)	(447,253)	(890,483)	(2,259,231)	(589,057)
Miscellaneous transactions	1,194	38,497	386	1,893	(222)
Other charges	(12,242)	(9,090)	(4,233)	(12,138)	(3,176)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(8,947,414)	(5,652,195)	(3,141,344)	(10,032,942)	(3,001,233)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,111,529	383,253	(984,913)	8,133,544	(3,626,895)

NET ASSETS
Beginning of period	53,895,489	50,130,130	16,946,008	65,894,504	22,558,223
End of period	$60,007,018	$50,513,383	$15,961,095	$74,028,048	$18,931,328

Beginning units	12,903,581	13,412,019	3,984,297	12,438,348	5,156,855
Units issued	80,832	332,455	23,301	231,751	194,722
Units redeemed	(2,014,494)	(1,954,038)	(742,396)	(1,926,776)	(1,004,277)
Ending units	10,969,919	11,790,436	3,265,202	10,743,323	4,347,300
The accompanying notes are an integral part of these financial statements.
A49

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(330,880)	$(540,235)	$(135,803)	$(129,157)	$(930,675)
Capital gains distributions received	3,093,647	—	512,734	774,885	—
Net realized gain (loss) on shares redeemed	(184,655)	6,109,653	(780,090)	806,288	5,155,959
Net change in unrealized appreciation (depreciation) on investments	7,772,500	4,531,957	2,056,823	1,319,628	(5,072,861)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,350,612	10,101,375	1,653,664	2,771,644	(847,577)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	30,701	21,255	51,376	1,050	119,038
Annuity payments	(167,288)	(429,172)	(172,635)	(88,872)	(310,755)
Surrenders, withdrawals and death benefits	(3,778,080)	(5,831,626)	(3,013,488)	(1,054,102)	(8,750,289)
Net transfers between other subaccounts
or fixed rate option	(665,633)	(1,523,558)	(340,661)	(800,005)	1,775,051
Miscellaneous transactions	103,214	(5,962)	1,799	960	(6,798)
Other charges	(4,442)	(6,511)	(3,327)	(1,152)	(148,098)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(4,481,528)	(7,775,574)	(3,476,936)	(1,942,121)	(7,321,851)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,869,084	2,325,801	(1,823,272)	829,523	(8,169,428)

NET ASSETS
Beginning of period	22,471,530	40,233,435	22,037,812	9,101,885	75,214,600
End of period	$28,340,614	$42,559,236	$20,214,540	$9,931,408	$67,045,172

Beginning units	5,768,508	10,236,874	9,410,940	4,604,160	21,776,926
Units issued	276,576	195,371	63,860	366,374	1,629,458
Units redeemed	(1,282,942)	(2,051,785)	(1,637,827)	(1,199,743)	(4,073,085)
Ending units	4,762,142	8,380,460	7,836,973	3,770,791	19,333,299
The accompanying notes are an integral part of these financial statements.
A50

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(125,360)	$(1,551,982)	$(448,024)	$(2,806,579)	$(19,744,665)
Capital gains distributions received	822,765	—	—	—	—
Net realized gain (loss) on shares redeemed	851,963	16,487,015	2,342,884	18,009,393	140,810,732
Net change in unrealized appreciation (depreciation) on investments	1,098,738	22,675,965	5,769,272	(29,458,855)	(8,485,893)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,648,106	37,610,998	7,664,132	(14,256,041)	112,580,174

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	45,108	211,909	108,275	5,343,897	15,718,633
Annuity payments	(73,440)	(851,216)	(219,822)	(142,235)	(374,175)
Surrenders, withdrawals and death benefits	(1,551,639)	(13,718,073)	(3,397,230)	(15,406,417)	(96,117,998)
Net transfers between other subaccounts
or fixed rate option	(435,453)	(7,894,429)	(1,245,077)	6,452,315	(17,628,585)
Miscellaneous transactions	583	(4,105)	(334)	(2,531)	(36,031)
Other charges	(26,210)	(239,041)	(64,848)	(1,809,401)	(14,392,920)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,041,051)	(22,494,955)	(4,819,036)	(5,564,372)	(112,831,076)

TOTAL INCREASE (DECREASE) IN NET ASSETS	607,055	15,116,043	2,845,096	(19,820,413)	(250,902)

NET ASSETS
Beginning of period	10,042,436	97,759,295	29,334,647	243,120,309	1,414,258,699
End of period	$10,649,491	$112,875,338	$32,179,743	$223,299,896	$1,414,007,797

Beginning units	3,816,433	23,411,279	13,517,561	10,351,681	96,112,523
Units issued	52,535	345,581	565,334	6,666,849	48,481,635
Units redeemed	(764,872)	(5,129,966)	(2,665,710)	(6,958,205)	(57,238,034)
Ending units	3,104,096	18,626,894	11,417,185	10,060,325	87,356,124

The accompanying notes are an integral part of these financial statements.
A51

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(8,110,154)	$(2,509,233)	$(2,434,956)	$(1,174,824)	$(1,399,795)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(38,575,569)	12,986,622	24,906,149	(3,601,805)	(5,313,281)
Net change in unrealized appreciation (depreciation) on investments	42,550,839	(6,795,566)	26,397,161	(790,394)	5,272,847
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,134,884)	3,681,823	48,868,354	(5,567,023)	(1,440,229)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,371,234	12,235,568	4,697,744	981,028	2,639,397
Annuity payments	(108,951)	(38,820)	(48,575)	(886)	(154,478)
Surrenders, withdrawals and death benefits	(45,538,049)	(15,538,649)	(12,768,620)	(5,209,176)	(6,023,620)
Net transfers between other subaccounts
or fixed rate option	39,839,051	235,600	(18,165,163)	6,893,935	5,820,088
Miscellaneous transactions	29,420	9,348	9,535	(3,305)	(4,517)
Other charges	(5,691,631)	(1,491,432)	(1,600,749)	(770,564)	(894,492)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(98,926)	(4,588,385)	(27,875,828)	1,891,032	1,382,378

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,233,810)	(906,562)	20,992,526	(3,675,991)	(57,851)

NET ASSETS
Beginning of period	726,342,126	223,392,090	193,371,459	101,714,555	126,086,110
End of period	$722,108,316	$222,485,528	$214,363,985	$98,038,564	$126,028,259

Beginning units	40,564,790	13,887,537	7,451,722	4,832,863	6,037,178
Units issued	24,117,585	6,786,337	4,117,463	4,506,280	5,191,202
Units redeemed	(24,599,633)	(6,800,193)	(5,238,740)	(4,318,530)	(5,095,902)
Ending units	40,082,742	13,873,681	6,330,445	5,020,613	6,132,478

The accompanying notes are an integral part of these financial statements.
A52

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(8,089,603)	$(4,422,318)	$(5,877,151)	$(3,236,395)	$(3,933,882)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	80,702,800	16,696,352	92,696,121	39,212,927	(7,997,748)
Net change in unrealized appreciation (depreciation) on investments	83,075,277	(15,865,318)	12,247,002	26,906,711	(1,436,436)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	155,688,474	(3,591,284)	99,065,972	62,883,243	(13,368,066)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,512,799	4,941,280	6,083,985	13,853,056	7,338,834
Annuity payments	(110,894)	(210,115)	(194,746)	(25,579)	(121,609)
Surrenders, withdrawals and death benefits	(40,811,009)	(26,599,806)	(32,103,378)	(23,248,556)	(16,204,215)
Net transfers between other subaccounts
or fixed rate option	(40,813,997)	27,645,742	(48,607,921)	348,410	20,815,178
Miscellaneous transactions	6,068	62,265	1,060	(18,508)	(4,371)
Other charges	(5,295,904)	(3,506,024)	(3,558,863)	(2,006,202)	(2,572,825)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(75,512,937)	2,333,342	(78,379,863)	(11,097,379)	9,250,992

TOTAL INCREASE (DECREASE) IN NET ASSETS	80,175,537	(1,257,942)	20,686,109	51,785,864	(4,117,074)

NET ASSETS
Beginning of period	614,785,929	458,128,757	443,266,932	241,787,278	344,588,147
End of period	$694,961,466	$456,870,815	$463,953,041	$293,573,142	$340,471,073

Beginning units	24,557,899	20,480,268	14,350,628	7,964,223	15,686,088
Units issued	11,560,814	12,041,449	5,353,511	4,163,217	12,908,840
Units redeemed	(14,966,785)	(11,820,775)	(7,974,829)	(4,241,107)	(12,438,392)
Ending units	21,151,928	20,700,942	11,729,310	7,886,333	16,156,536

The accompanying notes are an integral part of these financial statements.
A53

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,528,236)	$(2,805,515)	$(2,835,785)	$(154,178,554)	$(5,015,381)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,842,130	13,617,791	(30,728,171)	1,147,082,495	39,269,665
Net change in unrealized appreciation (depreciation) on investments	1,632,449	(37,569,457)	17,247,658	(127,528,069)	1,863,141
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,946,343	(26,757,181)	(16,316,298)	865,375,872	36,117,425

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,601,250	4,627,243	1,766,331	109,486,925	7,692,449
Annuity payments	(55,740)	(24,539)	(104,852)	(3,687,170)	(64,437)
Surrenders, withdrawals and death benefits	(27,832,553)	(13,673,553)	(13,686,960)	(679,392,722)	(25,906,502)
Net transfers between other subaccounts
or fixed rate option	35,966,093	(3,870,146)	30,255,234	(72,966,936)	(6,994,648)
Miscellaneous transactions	1,098	(9,646)	(19,347)	738,368	(7,984)
Other charges	(1,352,273)	(1,856,677)	(1,894,573)	(120,530,507)	(3,484,443)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	19,327,875	(14,807,318)	16,315,833	(766,352,042)	(28,765,565)

TOTAL INCREASE (DECREASE) IN NET ASSETS	22,274,218	(41,564,499)	(465)	99,023,830	7,351,860

NET ASSETS
Beginning of period	181,539,989	265,593,895	236,498,141	11,362,923,835	432,852,518
End of period	$203,814,207	$224,029,396	$236,497,676	$11,461,947,665	$440,204,378

Beginning units	17,475,592	9,513,965	22,956,386	633,578,943	19,443,845
Units issued	11,802,770	5,915,841	22,625,903	281,142,664	9,873,335
Units redeemed	(9,988,328)	(6,710,537)	(21,935,379)	(339,819,172)	(11,608,147)
Ending units	19,290,034	8,719,269	23,646,910	574,902,435	17,709,033

The accompanying notes are an integral part of these financial statements.
A54

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	11/13/2020**	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,968,338)	$(1,645,923)	$(21,094,662)	$(129,941,761)	$(37,774,364)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,134,546	(1,994,623)	147,868,890	880,978,180	170,987,880
Net change in unrealized appreciation (depreciation) on investments	11,321,997	(6,373,925)	(107,158,142)	(18,526,117)	(126,621,270)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	13,488,205	(10,014,471)	19,616,086	732,510,302	6,592,246

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,226,760	3,165,379	19,513,808	123,275,457	15,687,327
Annuity payments	(121,581)	(15,866)	(1,104,709)	(2,468,185)	(702,701)
Surrenders, withdrawals and death benefits	(13,315,581)	(9,380,237)	(94,010,330)	(506,349,155)	(160,439,824)
Net transfers between other subaccounts
or fixed rate option	7,289,539	(161,261,546)	(6,159,997)	37,536,378	44,841,012
Miscellaneous transactions	40,279	(64,677)	24,618	359,279	19,374
Other charges	(1,883,668)	(1,287,270)	(16,617,546)	(92,570,304)	(24,573,610)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,764,252)	(168,844,217)	(98,354,156)	(440,216,530)	(125,168,422)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,723,953	(178,858,688)	(78,738,070)	292,293,772	(118,576,176)

NET ASSETS
Beginning of period	228,162,115	178,858,688	1,562,699,582	9,349,468,694	2,798,738,824
End of period	$235,886,068	$—	$1,483,961,512	$9,641,762,466	$2,680,162,648

Beginning units	15,795,883	17,621,142	103,043,783	502,215,202	199,718,618
Units issued	10,771,128	8,083,415	56,597,944	233,919,788	142,239,622
Units redeemed	(11,995,986)	(25,704,557)	(66,774,889)	(273,252,094)	(156,531,887)
Ending units	14,571,025	—	92,866,838	462,882,896	185,426,353

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A55

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(105,235,115)	$(64,200,588)	$(45,631,302)	$(166,781,024)	$(87,530,283)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	690,644,680	349,994,372	301,764,633	594,959,298	761,246,134
Net change in unrealized appreciation (depreciation) on investments	(2,077,094)	(13,532,834)	(123,051,202)	(349,551,882)	(297,687,808)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	583,332,471	272,260,950	133,082,129	78,626,392	376,028,043

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	107,693,350	71,705,977	30,132,295	93,640,883	51,958,402
Annuity payments	(4,792,158)	(5,997,428)	(1,092,084)	(2,419,983)	(1,648,480)
Surrenders, withdrawals and death benefits	(479,522,991)	(442,004,129)	(202,973,238)	(697,650,679)	(385,908,687)
Net transfers between other subaccounts
or fixed rate option	(78,669,388)	223,281,509	(10,577,333)	(14,265,913)	(68,216,945)
Miscellaneous transactions	347,848	18,064	487,378	53,420	311,655
Other charges	(75,283,036)	(43,221,767)	(35,465,372)	(135,811,137)	(67,147,088)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(530,226,375)	(196,217,774)	(219,488,354)	(756,453,409)	(470,651,143)

TOTAL INCREASE (DECREASE) IN NET ASSETS	53,106,096	76,043,176	(86,406,225)	(677,827,017)	(94,623,100)

NET ASSETS
Beginning of period	7,699,602,021	4,326,551,442	3,452,243,917	13,282,205,021	6,516,237,775
End of period	$7,752,708,117	$4,402,594,618	$3,365,837,692	$12,604,378,004	$6,421,614,675

Beginning units	445,608,466	287,724,065	219,308,043	747,873,046	355,640,956
Units issued	146,369,689	109,145,043	110,456,000	501,566,345	160,371,559
Units redeemed	(185,039,361)	(124,720,188)	(130,754,598)	(571,835,983)	(195,582,117)
Ending units	406,938,794	272,148,920	199,009,445	677,603,408	320,430,398
The accompanying notes are an integral part of these financial statements.
A56

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(14,025,562)	$(3,750,321)	$(3,913,563)	$(21,798,666)	$(1,525,665)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	189,329,065	—	35,785,699	112,714,277	(4,121,595)
Net change in unrealized appreciation (depreciation) on investments	130,885,464	—	74,775,065	(3,140,794)	908,652
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	306,188,967	(3,750,321)	106,647,201	87,774,817	(4,738,608)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	28,421,222	28,922,762	6,420,986	21,632,477	2,482,652
Annuity payments	(322,208)	(713,607)	(161,593)	(985,202)	(63,189)
Surrenders, withdrawals and death benefits	(68,676,416)	(989,928,014)	(21,530,751)	(125,016,104)	(8,610,248)
Net transfers between other subaccounts
or fixed rate option	(70,415,887)	1,130,376,991	(23,217,539)	102,963,461	6,706,178
Miscellaneous transactions	58,589	6,723	14,774	(5,336)	7,530
Other charges	(8,586,652)	(2,033,541)	(2,379,236)	(14,074,180)	(922,107)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(119,521,352)	166,631,314	(40,853,359)	(15,484,884)	(399,184)

TOTAL INCREASE (DECREASE) IN NET ASSETS	186,667,615	162,880,993	65,793,842	72,289,933	(5,137,792)

NET ASSETS
Beginning of period	1,011,441,652	231,233,374	291,500,833	1,556,275,469	138,311,904
End of period	$1,198,109,267	$394,114,367	$357,294,675	$1,628,565,402	$133,174,112

Beginning units	29,331,933	25,141,413	10,768,468	126,832,694	10,844,652
Units issued	12,339,017	65,265,623	5,605,591	72,775,255	6,469,449
Units redeemed	(15,494,382)	(47,831,539)	(7,181,918)	(74,965,982)	(6,696,668)
Ending units	26,176,568	42,575,497	9,192,141	124,641,967	10,617,433
The accompanying notes are an integral part of these financial statements.
A57

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(3,010,594)	$(68,612,284)	$(16,769,112)	$(864,599)	$(2,739,757)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	28,215,396	1,533,128,348	71,855,848	2,490,179	(14,254,274)
Net change in unrealized appreciation (depreciation) on investments	40,956,176	(25,629,094)	16,143,223	(4,891,375)	33,758,643
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	66,160,978	1,438,886,970	71,229,959	(3,265,795)	16,764,612

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,960,590	(337,277)	18,421,053	1,772,158	2,171,084
Annuity payments	(16,140)	(1,240,488)	(533,480)	—	(34,291)
Surrenders, withdrawals and death benefits	(17,086,429)	(231,712,488)	(97,809,804)	(4,629,055)	(11,508,819)
Net transfers between other subaccounts
or fixed rate option	(18,187,413)	(1,420,950,020)	78,894,972	4,573,604	47,315,461
Miscellaneous transactions	18,874	(242,580)	5,839	(2,194)	(10,334)
Other charges	(2,563,657)	(64,697,841)	(12,095,465)	(572,577)	(2,006,325)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(30,874,175)	(1,719,180,694)	(13,116,885)	1,141,936	35,926,776

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,286,803	(280,293,724)	58,113,074	(2,123,859)	52,691,388

NET ASSETS
Beginning of period	284,222,319	1,430,637,933	1,323,030,911	72,740,737	209,425,032
End of period	$319,509,122	$1,150,344,209	$1,381,143,985	$70,616,878	$262,116,420

Beginning units	17,069,907	97,350,144	97,267,211	3,975,860	20,056,051
Units issued	7,428,901	2,575,344,619	55,751,354	3,183,727	23,499,484
Units redeemed	(9,678,956)	(2,605,161,786)	(58,268,423)	(3,092,144)	(19,407,190)
Ending units	14,819,852	67,532,977	94,750,142	4,067,443	24,148,345

The accompanying notes are an integral part of these financial statements.
A58

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(3,666,078)	$(52,792,265)	$(33,015,693)	$(28,009,931)	$(8,684)
Capital gains distributions received	—	—	—	—	269,290
Net realized gain (loss) on shares redeemed	5,639,771	347,160,988	233,352,316	129,887,308	(7,361)
Net change in unrealized appreciation (depreciation) on investments	346,384	36,045,721	4,114,003	(8,401,210)	(42,933)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,320,077	330,414,444	204,450,626	93,476,167	210,312

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,823,455	28,381,925	27,248,522	24,311,439	684
Annuity payments	(16,528)	(651,724)	(289,241)	(265,701)	—
Surrenders, withdrawals and death benefits	(18,411,589)	(228,393,000)	(122,621,511)	(118,657,585)	(53,303)
Net transfers between other subaccounts
or fixed rate option	16,318,253	(35,184,869)	(33,275,781)	(1,406,713)	426,349
Miscellaneous transactions	(17,089)	200,037	105,229	9,487	137
Other charges	(2,528,991)	(44,063,881)	(26,912,009)	(23,881,638)	(6,183)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,167,511	(279,711,512)	(155,744,791)	(119,890,711)	367,684

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,487,588	50,702,932	48,705,835	(26,414,544)	577,996

NET ASSETS
Beginning of period	322,702,223	3,953,412,159	2,498,497,577	2,145,046,266	628,207
End of period	$326,189,811	$4,004,115,091	$2,547,203,412	$2,118,631,722	$1,206,203

Beginning units	13,918,412	262,439,579	150,690,822	154,761,803	19,397
Units issued	10,990,663	131,776,692	89,113,316	96,519,043	18,240
Units redeemed	(10,871,356)	(158,399,706)	(102,203,641)	(109,253,503)	(8,543)
Ending units	14,037,719	235,816,565	137,600,497	142,027,343	29,094

The accompanying notes are an integral part of these financial statements.
A59

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,338)	$(4,204)	$(22,606)	$(4,835)	$(9,092)
Capital gains distributions received	4,068	49,354	274,453	10,493	72,700
Net realized gain (loss) on shares redeemed	(107,956)	(10,547)	(601)	(5,611)	(46,783)
Net change in unrealized appreciation (depreciation) on investments	178,031	(71,613)	(20,269)	81,282	139,818
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	71,805	(37,010)	230,977	81,329	156,643

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	5,141	57,498	5,829	33,731
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(43,754)	(49,410)	(159,058)	(65,088)	(28,918)
Net transfers between other subaccounts
or fixed rate option	(49,886)	78,560	639,453	37,826	154,673
Miscellaneous transactions	13	(115)	(24)	(44)	(10)
Other charges	(4,127)	(5,526)	(14,964)	(4,011)	(5,142)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(97,754)	28,650	522,905	(25,488)	154,334

TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,949)	(8,360)	753,882	55,841	310,977

NET ASSETS
Beginning of period	531,930	696,265	1,716,775	507,292	590,038
End of period	$505,981	$687,905	$2,470,657	$563,133	$901,015

Beginning units	25,230	46,362	57,942	22,179	27,618
Units issued	17,502	52,068	55,086	13,450	29,743
Units redeemed	(24,176)	(52,364)	(36,254)	(14,780)	(21,837)
Ending units	18,556	46,066	76,774	20,849	35,524

The accompanying notes are an integral part of these financial statements.
A60

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(3,742)	$1,513	$(5,689)	$(2,628)	$(296)
Capital gains distributions received	44,758	9,019	78,246	28,651	—
Net realized gain (loss) on shares redeemed	(93,210)	(26,754)	(90,324)	(35,634)	(6,959)
Net change in unrealized appreciation (depreciation) on investments	20,238	(12,304)	95,528	8,963	10,651
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(31,956)	(28,526)	77,761	(648)	3,396

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	20,770	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(29,040)	(41,755)	(65,158)	(12,954)	(2,950)
Net transfers between other subaccounts
or fixed rate option	31,708	59,577	184,041	18,274	25,171
Miscellaneous transactions	1	30	(2,297)	—	40
Other charges	(3,272)	(2,913)	(3,441)	(1,593)	(551)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	20,167	14,939	113,145	3,727	21,710

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,789)	(13,587)	190,906	3,079	25,106

NET ASSETS
Beginning of period	622,389	337,647	526,324	234,494	78,553
End of period	$610,600	$324,060	$717,230	$237,573	$103,659

Beginning units	30,012	17,714	21,455	11,599	6,400
Units issued	22,838	17,353	21,739	10,459	7,826
Units redeemed	(21,539)	(15,667)	(18,898)	(10,238)	(5,735)
Ending units	31,311	19,400	24,296	11,820	8,491

The accompanying notes are an integral part of these financial statements.
A61

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020**

OPERATIONS
Net investment income (loss)	$2,482	$(17,586)	$797	$(4,371,143)	$(514,948)
Capital gains distributions received	121,469	126,829	164,034	—	—
Net realized gain (loss) on shares redeemed	(12,673)	3,359	1,012	50,882,209	1,611,267
Net change in unrealized appreciation (depreciation) on investments	(145,499)	187,615	(173,360)	92,543,648	(920,802)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(34,221)	300,217	(7,517)	139,054,714	175,517

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	20,511,886	—
Annuity payments	—	—	—	(15,025)	—
Surrenders, withdrawals and death benefits	(76,334)	(50,454)	(30,284)	(22,404,367)	(4,135,511)
Net transfers between other subaccounts
or fixed rate option	22,020	25,793	427,214	36,451,130	(42,051,373)
Miscellaneous transactions	4	—	—	18,037	244
Other charges	(5,531)	(9,095)	(6,392)	(2,752,986)	(37,714)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(59,841)	(33,756)	390,538	31,808,675	(46,224,354)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(94,062)	266,461	383,021	170,863,389	(46,048,837)

NET ASSETS
Beginning of period	656,699	1,219,366	917,740	280,800,468	46,048,837
End of period	$562,637	$1,485,827	$1,300,761	$451,663,857	$—

Beginning units	31,349	47,671	51,751	9,348,489	3,874,325
Units issued	15,113	19,645	43,879	6,459,504	1,230,500
Units redeemed	(17,668)	(22,306)	(27,019)	(5,276,076)	(5,104,825)
Ending units	28,794	45,010	68,611	10,531,917	—

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A62

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(1,129,357)	$1,506	$(11,190)	$(6,099)	$(386,051)
Capital gains distributions received	—	—	52,983	19,942	—
Net realized gain (loss) on shares redeemed	819,798	(34,224)	49,185	45,748	1,725,768
Net change in unrealized appreciation (depreciation) on investments	759,053	29,818	148,684	111,512	(761,656)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	449,494	(2,900)	239,662	171,103	578,061

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	(15,207)	—	—	—
Surrenders, withdrawals and death benefits	(11,764,115)	(14,127)	(88,552)	(123,364)	(3,132,926)
Net transfers between other subaccounts
or fixed rate option	40,504,327	2,355	(62,909)	(52,117)	(1,957,909)
Miscellaneous transactions	1,694	(1)	69	—	(98)
Other charges	(25,239)	(322)	(1,771)	(612)	(22,371)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	28,716,667	(27,302)	(153,163)	(176,093)	(5,113,304)

TOTAL INCREASE (DECREASE) IN NET ASSETS	29,166,161	(30,202)	86,499	(4,990)	(4,535,243)

NET ASSETS
Beginning of period	35,106,708	155,650	666,156	421,677	20,774,013
End of period	$64,272,869	$125,448	$752,655	$416,687	$16,238,770

Beginning units	2,778,380	8,706	123,972	15,549	1,784,535
Units issued	4,120,590	161	187	386	1,400,102
Units redeemed	(1,886,726)	(2,116)	(24,983)	(6,058)	(1,874,177)
Ending units	5,012,244	6,751	99,176	9,877	1,310,460

The accompanying notes are an integral part of these financial statements.
A63

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(12,069,845)	$(25,452,682)	$(10,414)	$(4,841,167)	$(119,843)
Capital gains distributions received	—	—	75,495	—	—
Net realized gain (loss) on shares redeemed	83,834,786	121,398,522	101,629	17,725,168	431,306
Net change in unrealized appreciation (depreciation) on investments	45,354,629	(76,456,249)	31,039	6,213,125	(2,060)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	117,119,570	19,489,591	197,749	19,097,126	309,403

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	86,923,296	23,738,883	—	24,688,678	—
Annuity payments	(12,006)	(2,519,958)	—	(56,317)	—
Surrenders, withdrawals and death benefits	(178,599,177)	(111,794,838)	(411,164)	(37,590,122)	(631,731)
Net transfers between other subaccounts
or fixed rate option	(31,171,841)	(4,197,557)	2,071	84,319,185	(1,101,605)
Miscellaneous transactions	(9,814)	25,959	(109)	50	(117)
Other charges	(4,016,726)	(19,024,693)	(1,689)	(3,588,551)	(4,952)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(126,886,268)	(113,772,204)	(410,891)	67,772,923	(1,738,405)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,766,698)	(94,282,613)	(213,142)	86,870,049	(1,429,002)

NET ASSETS
Beginning of period	1,259,103,617	1,941,764,419	1,327,499	361,679,280	5,938,992
End of period	$1,249,336,919	$1,847,481,806	$1,114,357	$448,549,329	$4,509,990

Beginning units	80,749,045	142,439,369	52,364	30,278,075	573,165
Units issued	11,261,476	72,553,280	1,380	22,467,775	582,509
Units redeemed	(16,908,983)	(84,013,866)	(16,922)	(16,762,152)	(741,042)
Ending units	75,101,538	130,978,783	36,822	35,983,698	414,632
The accompanying notes are an integral part of these financial statements.
A64

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	8/14/2020**

OPERATIONS
Net investment income (loss)	$(10,391,899)	$(72,717)	$(2,494,133)	$(95,802)	$(155,184)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	20,268,742	106,516	3,234,407	629,329	1,887,847
Net change in unrealized appreciation (depreciation) on investments	44,850,776	494,586	2,590,383	(215,599)	(2,356,960)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	54,727,619	528,385	3,330,657	317,928	(624,297)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	64,373,509	875,860	7,960,486	—	1,569,799
Annuity payments	(12,708)	—	—	—	—
Surrenders, withdrawals and death benefits	(37,238,961)	(523,289)	(10,947,239)	(1,327,352)	(833,658)
Net transfers between other subaccounts
or fixed rate option	81,064,322	916,291	24,606,761	(2,192,381)	(31,179,090)
Miscellaneous transactions	41,090	(90)	(1,916)	(2)	2,388
Other charges	(9,469,446)	(32,949)	(1,651,768)	(2,519)	(72,813)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	98,757,806	1,235,823	19,966,324	(3,522,254)	(30,513,374)

TOTAL INCREASE (DECREASE) IN NET ASSETS	153,485,425	1,764,208	23,296,981	(3,204,326)	(31,137,671)

NET ASSETS
Beginning of period	748,646,648	8,185,051	205,539,794	4,632,739	31,137,671
End of period	$902,132,073	$9,949,259	$228,836,775	$1,428,413	$—

Beginning units	48,939,188	713,567	10,037,461	460,011	2,678,827
Units issued	44,112,092	288,506	6,946,968	1,126,155	285,635
Units redeemed	(38,652,394)	(177,053)	(5,889,648)	(1,454,473)	(2,964,462)
Ending units	54,398,886	825,020	11,094,781	131,693	—

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A65

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio	AST Bond Portfolio 2025
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	8/14/2020**	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,112,259)	$(291,031,380)	$(111,117)	$(215,991)	$(169,967)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,767,544	100,788,814	4,607,475	931,561	1,484,262
Net change in unrealized appreciation (depreciation) on investments	(4,850,236)	1,736,183,433	(4,605,083)	3,473,415	(428,241)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,805,049	1,545,940,867	(108,725)	4,188,985	886,054

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,641,683	1,222,114,826	1,018,281	2,503,877	—
Annuity payments	(25,484)	(6,047,077)	—	—	—
Surrenders, withdrawals and death benefits	(10,423,261)	(866,849,555)	(588,193)	(2,247,574)	(1,379,740)
Net transfers between other subaccounts
or fixed rate option	8,349,218	7,228,755	(22,937,943)	20,162,211	(5,704,237)
Miscellaneous transactions	(5,689)	170,342	(238)	(5,534)	(1,643)
Other charges	(1,346,955)	(1,571,703)	(54,796)	(109,494)	(3,283)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,189,512	355,045,588	(22,562,889)	20,303,486	(7,088,903)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,994,561	1,900,986,455	(22,671,614)	24,492,471	(6,202,849)

NET ASSETS
Beginning of period	174,580,298	14,186,157,125	22,671,614	18,744,121	9,011,336
End of period	$179,574,859	$16,087,143,580	$—	$43,236,592	$2,808,487

Beginning units	8,907,359	1,169,849,264	1,243,527	989,205	775,633
Units issued	6,266,661	57,099,759	153,269	1,554,471	1,622,529
Units redeemed	(6,166,867)	(26,571,792)	(1,396,796)	(368,951)	(2,177,742)
Ending units	9,007,153	1,200,377,231	—	2,174,725	220,420

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A66

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	4/24/2020**	12/31/2020	12/31/2020	4/24/2020**

OPERATIONS
Net investment income (loss)	$(34,109,688)	$(73,929)	$(691,511)	$(556,075)	$(36,102)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(44,268,961)	2,182,923	2,087,205	1,497,190	(491,429)
Net change in unrealized appreciation (depreciation) on investments	262,920,743	(6,737,459)	22,220,998	9,323,484	(989,150)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	184,542,094	(4,628,465)	23,616,692	10,264,599	(1,516,681)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	198,470,044	2,279,041	8,005,833	7,085,173	792,518
Annuity payments	(71,363)	—	—	—	—
Surrenders, withdrawals and death benefits	(57,971,001)	(680,054)	(3,699,577)	(4,353,777)	(261,041)
Net transfers between other subaccounts
or fixed rate option	83,488,901	(35,406,868)	31,292,318	15,993,731	(18,490,905)
Miscellaneous transactions	1,608	1,432	3,181	6,388	(6,614)
Other charges	(33,772,820)	(69,315)	(615,745)	(522,635)	(35,055)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	190,145,369	(33,875,764)	34,986,010	18,208,880	(18,001,097)

TOTAL INCREASE (DECREASE) IN NET ASSETS	374,687,463	(38,504,229)	58,602,702	28,473,479	(19,517,778)

NET ASSETS
Beginning of period	2,705,785,927	38,504,229	84,134,709	79,837,458	19,517,778
End of period	$3,080,473,390	$—	$142,737,411	$108,310,937	$—

Beginning units	185,523,738	2,947,691	5,889,529	5,864,132	1,931,111
Units issued	168,557,103	326,663	3,987,963	2,517,210	146,983
Units redeemed	(165,740,156)	(3,274,354)	(900,140)	(840,926)	(2,078,094)
Ending units	188,340,685	—	8,977,352	7,540,416	—

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A67

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	4/24/2020**	4/24/2020**	8/14/2020**	8/14/2020**	11/13/2020**

OPERATIONS
Net investment income (loss)	$(68,610)	$(73,478)	$(8,903)	$(25,188)	$(51,442)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	528,767	2,787,479	440,506	1,391,430	532,174
Net change in unrealized appreciation (depreciation) on investments	(8,353,309)	(3,394,607)	128,745	(1,610,915)	(290,426)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(7,893,152)	(680,606)	560,348	(244,673)	190,306

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,558	35,600	41,423	408,012	1,785,807
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(329,218)	(478,836)	(40,428)	(536,877)	(373,294)
Net transfers between other subaccounts
or fixed rate option	(33,025,879)	(36,601,979)	(2,776,835)	(7,299,343)	(10,434,399)
Miscellaneous transactions	(11)	(21)	22	(3,271)	4,332
Other charges	(68,257)	(71,839)	(8,860)	(24,310)	(47,762)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(33,413,807)	(37,117,075)	(2,784,678)	(7,455,789)	(9,065,316)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(41,306,959)	(37,797,681)	(2,224,330)	(7,700,462)	(8,875,010)

NET ASSETS
Beginning of period	41,306,959	37,797,681	2,224,330	7,700,462	8,875,010
End of period	$—	$—	$—	$—	$—

Beginning units	2,924,978	3,408,064	243,068	570,632	902,407
Units issued	38,606	30,017	13,972	62,772	433,801
Units redeemed	(2,963,584)	(3,438,081)	(257,040)	(633,404)	(1,336,208)
Ending units	—	—	—	—	—

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A68

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Global Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	11/13/2020**	11/13/2020**	12/31/2020

OPERATIONS
Net investment income (loss)	$(5,782,362)	$(429,082)	$(30,174)	$(19,798)	$(301,390)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(17,685,028)	4,340,193	518,759	459,760	91,625
Net change in unrealized appreciation (depreciation) on investments	24,384,060	(1,471,608)	(326,968)	(180,052)	1,800,035
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	916,670	2,439,503	161,617	259,910	1,590,270

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	19,123,002	—	1,066,316	1,286,530	1,868,229
Annuity payments	(46,198)	—	—	—	—
Surrenders, withdrawals and death benefits	(9,305,820)	(4,455,934)	(176,254)	(85,330)	(1,819,289)
Net transfers between other subaccounts
or fixed rate option	7,056,398	(28,026,529)	(6,316,657)	(4,002,683)	195,173,993
Miscellaneous transactions	59,288	(399)	(274)	217	(691)
Other charges	(5,974,180)	(7,487)	(28,732)	(17,680)	(234,183)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,912,490	(32,490,349)	(5,455,601)	(2,818,946)	194,988,059

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,829,160	(30,050,846)	(5,293,984)	(2,559,036)	196,578,329

NET ASSETS
Beginning of period	501,323,889	39,139,788	5,293,984	2,559,036	3,343,792
End of period	$513,153,049	$9,088,942	$—	$—	$199,922,121

Beginning units	39,352,456	3,763,466	472,669	229,093	294,708
Units issued	35,037,728	1,738,890	209,816	277,091	18,590,525
Units redeemed	(35,902,951)	(4,690,901)	(682,485)	(506,184)	(364,528)
Ending units	38,487,233	811,455	—	—	18,520,705
** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A69

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Neuberger Berman Long/Short Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	8/14/2020**	12/31/2020	4/24/2020**	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(18,018)	$(48,873)	$(17,552)	$422,376	$544,861
Capital gains distributions received	—	—	—	3,603,840	—
Net realized gain (loss) on shares redeemed	778,093	(77,812)	512,093	243,826	(59,968)
Net change in unrealized appreciation (depreciation) on investments	(580,052)	689,053	(320,509)	6,432,217	445,009
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	180,023	562,368	174,032	10,702,259	929,902

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	148,273	1,239,320	441	6,818,813	2,635,882
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(567,112)	(364,236)	(56,781)	(2,602,115)	(1,518,078)
Net transfers between other subaccounts
or fixed rate option	(4,912,405)	(130,040)	(9,410,791)	(758,892)	(574,613)
Miscellaneous transactions	23	147	60	(12,070)	(17,901)
Other charges	(16,506)	(44,911)	(16,687)	(290,665)	(116,977)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,347,727)	700,280	(9,483,758)	3,155,071	408,313

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,167,704)	1,262,648	(9,309,726)	13,857,330	1,338,215

NET ASSETS
Beginning of period	5,167,704	8,847,390	9,309,726	51,164,311	19,836,538
End of period	$—	$10,110,038	$—	$65,021,641	$21,174,753

Beginning units	437,993	779,029	934,491	4,130,433	1,594,168
Units issued	26,128	206,499	8,640	880,204	356,394
Units redeemed	(464,121)	(137,435)	(943,131)	(551,368)	(293,025)
Ending units	—	848,093	—	4,459,269	1,657,537

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A70

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029	AST American Funds Growth Allocation Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(286,037)	$(3,866)	$(28,881)	$(61,046)	$(12,405,304)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,668,736	151,518	1,337,572	1,306,738	(41,222,916)
Net change in unrealized appreciation (depreciation) on investments	(2,235,742)	397,556	(744,323)	(15,488)	207,453,953
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,146,957	545,208	564,368	1,230,204	153,825,733

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	37,120	—	—	149,220,241
Annuity payments	—	(36,550)	—	—	—
Surrenders, withdrawals and death benefits	(2,242,996)	(659,205)	(285,397)	(751,806)	(12,945,911)
Net transfers between other subaccounts
or fixed rate option	(22,157,526)	310,949	(9,606,395)	(19,181,564)	47,950,689
Miscellaneous transactions	(909)	(182)	(62)	33	35,857
Other charges	(6,686)	(20,427)	(997)	(255)	(12,987,376)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,408,117)	(368,295)	(9,892,851)	(19,933,592)	171,273,500

TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,261,160)	176,913	(9,328,483)	(18,703,388)	325,099,233

NET ASSETS
Beginning of period	34,236,610	5,936,983	9,328,972	18,740,957	902,733,300
End of period	$11,975,450	$6,113,896	$489	$37,569	$1,227,832,533

Beginning units	3,296,447	450,706	886,651	1,765,543	78,974,701
Units issued	1,770,637	58,341	134,893	91,574	68,184,789
Units redeemed	(4,017,589)	(90,742)	(1,021,503)	(1,853,962)	(57,964,718)
Ending units	1,049,495	418,305	41	3,155	89,194,772

The accompanying notes are an integral part of these financial statements.
A71

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Western Asset Corporate Bond Portfolio	AST T. Rowe Price Corporate Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(1,495,295)	$(2,796,143)	$(2,031,924)	$(14,589)	$(12,034)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,966,340	(15,521,590)	(7,854,637)	(2,043)	(2,189)
Net change in unrealized appreciation (depreciation) on investments	2,296,752	47,550,559	30,588,401	96,893	83,703
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,767,797	29,232,826	20,701,840	80,261	69,480

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	68,298,793	52,019,532	3,069,051	2,622,006
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(13,804,641)	(1,505,941)	(2,560,633)	(36,338)	(24,599)
Net transfers between other subaccounts
or fixed rate option	39,112,739	13,981,118	10,971,226	(7,957)	628
Miscellaneous transactions	(23,408)	(5,491)	2,707	(226)	(201)
Other charges	(45,039)	(2,676,464)	(2,152,828)	(13)	(13)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	25,239,651	78,092,015	58,280,004	3,024,517	2,597,821

TOTAL INCREASE (DECREASE) IN NET ASSETS	33,007,448	107,324,841	78,981,844	3,104,778	2,667,301

NET ASSETS
Beginning of period	10,321,213	172,193,950	128,248,860	279,446	279,683
End of period	$43,328,661	$279,518,791	$207,230,704	$3,384,224	$2,946,984

Beginning units	920,350	14,124,356	10,889,077	27,773	27,742
Units issued	14,357,715	19,078,764	12,273,843	314,722	267,137
Units redeemed	(11,843,050)	(13,565,752)	(7,767,819)	(27,493)	(20,831)
Ending units	3,435,015	19,637,368	15,395,101	315,002	274,048
The accompanying notes are an integral part of these financial statements.
A72

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST PIMCO Corporate Bond Portfolio	AST Prudential Corporate Bond Portfolio	AST BlackRock Corporate Bond Portfolio	AST Dimensional Global Core Allocation Portfolio	AST Bond Portfolio 2031
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/2/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(12,757)	$(27,625)	$(12,914)	$(83,154)	$(536,377)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(380)	2,291	(2,624)	(464,972)	184,447
Net change in unrealized appreciation (depreciation) on investments	97,227	205,497	84,999	2,081,056	(612,182)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	84,090	180,163	69,461	1,532,930	(964,112)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,049,019	5,183,482	3,518,323	5,543,074	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(26,918)	(60,212)	(27,405)	(8,954)	(5,661,020)
Net transfers between other subaccounts
or fixed rate option	(6,690)	280,708	8,982	1,511,442	65,545,955
Miscellaneous transactions	(763)	(525)	(351)	1,068	(429)
Other charges	(20)	(92)	(13)	(69,418)	(1,704)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,014,628	5,403,361	3,499,536	6,977,212	59,882,802

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,098,718	5,583,524	3,568,997	8,510,142	58,918,690

NET ASSETS
Beginning of period	262,315	644,313	279,388	1,099,409	—
End of period	$4,361,033	$6,227,837	$3,848,385	$9,609,551	$58,918,690

Beginning units	26,072	63,601	27,768	106,726	—
Units issued	414,393	586,011	343,373	1,015,604	8,043,713
Units redeemed	(34,517)	(71,448)	(20,983)	(297,830)	(2,731,836)
Ending units	405,948	578,164	350,158	824,500	5,311,877

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A73

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Contrafund℠ Portfolio (Initial Class)	Fidelity® VIP Growth Opportunities Portfolio (Initial Class)	Fidelity® VIP Growth Portfolio (Initial Class)	Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)	MFS® New Discovery Series (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$—	$(55)	$(41)	$828	$(2)
Capital gains distributions received	1	389	314	4	—
Net realized gain (loss) on shares redeemed	—	61	(2)	(1)	—
Net change in unrealized appreciation (depreciation) on investments	219	6,648	1,142	(153)	376
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	220	7,043	1,413	678	374

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	102,097	25,663	40,247	4,200
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(14)	(77)	(64)	(47)	(4)
Net transfers between other subaccounts
or fixed rate option	10,808	(918)	—	9,847	2,500
Miscellaneous transactions	43	319	—	—	52
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,837	101,421	25,599	50,047	6,748

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,057	108,464	27,012	50,725	7,122

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$11,057	$108,464	$27,012	$50,725	$7,122

Beginning units	—	—	—	—	—
Units issued	913	7,167	2,042	4,776	512
Units redeemed	(1)	(75)	(5)	(5)	(0) (1)
Ending units	912	7,092	2,037	4,771	512

*Date subaccount became available for investment.
(1) Amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.
A74

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Total Return Series (Initial Class)	MFS® Total Return Bond Series (Initial Class)	Vanguard Equity Index Portfolio	Vanguard Global Bond Index	Vanguard Mid-Cap Index Portfolio
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(138)	$(18)	$(68)	$—	$(3)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6	2	8	—	—
Net change in unrealized appreciation (depreciation) on investments	11,576	793	3,398	4	124
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	11,444	777	3,338	4	121

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	851,883	—	48,318	2,951	14,637
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(348)	(107)	(74)	(1)	(7)
Net transfers between other subaccounts
or fixed rate option	72,287	56,525	11	—	—
Miscellaneous transactions	—	—	146	—	—
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	923,822	56,418	48,401	2,950	14,630

TOTAL INCREASE (DECREASE) IN NET ASSETS	935,266	57,195	51,739	2,954	14,751

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$935,266	$57,195	$51,739	$2,954	$14,751

Beginning units	—	—	—	—	—
Units issued	86,962	5,440	4,573	286	1,300
Units redeemed	(33)	(11)	(7)	(0) (1)	(1)
Ending units	86,929	5,429	4,566	286	1,299

*Date subaccount became available for investment.
(1) Amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.
A75

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Vanguard Real Estate Index Portfolio	Vanguard Total Bond Market Index Portfolio	Vanguard Total International Stock Index Portfolio	Vanguard Total Stock Market Index Portfolio	Vanguard Balanced Portfolio
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(23)	$(6)	$(48)	$(534)	$(71)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	—	2	20,081	3
Net change in unrealized appreciation (depreciation) on investments	340	76	3,087	9,773	1,876
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	317	70	3,041	29,320	1,808

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	28,352	21,644	—	171,317	60,000
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1)	(6)	(14)	(4)	(69)
Net transfers between other subaccounts
or fixed rate option	—	4,103	68,339	(69,071)	74
Miscellaneous transactions	(7)	—	—	—	—
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	28,344	25,741	68,325	102,242	60,005

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,661	25,811	71,366	131,562	61,813

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$28,661	$25,811	$71,366	$131,562	$61,813

Beginning units	—	—	—	—	—
Units issued	3,326	2,479	6,341	23,851	5,768
Units redeemed	(73)	(1)	(1)	(12,465)	(7)
Ending units	3,253	2,478	6,340	11,386	5,761

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A76

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Vanguard Conservative Allocation Portfolio	Vanguard Growth Portfolio	Vanguard High Yield Bond Portfolio	Vanguard Moderate Allocation Portfolio	Vanguard Short-Term Investment Grade Portfolio
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(123)	$(24)	$(3)	$(59)	$(22)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5	4	—	10	—
Net change in unrealized appreciation (depreciation) on investments	3,942	1,562	52	2,381	147
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,824	1,542	49	2,332	125

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	71,537	9,442	6,000	49,500	22,306
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(35)	(21)	(6)	(58)	(15)
Net transfers between other subaccounts
or fixed rate option	20	320	—	(263)	8,375
Miscellaneous transactions	—	—	—	—	—
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	71,522	9,741	5,994	49,179	30,666

TOTAL INCREASE (DECREASE) IN NET ASSETS	75,346	11,283	6,043	51,511	30,791

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$75,346	$11,283	$6,043	$51,511	$30,791

Beginning units	—	—	—	—	—
Units issued	6,936	864	584	4,677	2,975
Units redeemed	(3)	(2)	(1)	(30)	(1)
Ending units	6,933	862	583	4,647	2,974

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A77

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 1)	American Funds IS Blue Chip Income and Growth Fund (Class 1)	American Funds IS Bond Fund (Class 1)	American Funds IS Growth Fund (Class 1)	American Funds IS Growth-Income Fund (Class 1)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$3,474	$1,027	$581	$370	$50
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6	(11)	(1)	134	—
Net change in unrealized appreciation (depreciation) on investments	3,105	134	(101)	17,911	499
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,585	1,150	479	18,415	549

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	140,625	79,151	30,906	304,680	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(358)	—	(107)	(53)	(27)
Net transfers between other subaccounts
or fixed rate option	138,813	—	11,857	11,614	24,113
Miscellaneous transactions	46	(8)	—	60	73
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	279,126	79,143	42,656	316,301	24,159

TOTAL INCREASE (DECREASE) IN NET ASSETS	285,711	80,293	43,135	334,716	24,708

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$285,711	$80,293	$43,135	$334,716	$24,708

Beginning units	—	—	—	—	—
Units issued	26,125	7,610	4,061	24,617	2,244
Units redeemed	(33)	(121)	(10)	(474)	(3)
Ending units	26,092	7,489	4,051	24,143	2,241

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A78

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS U.S. Government/AAA-Rated Securities Fund (Class 1)	BlackRock Basic Value V.I. Fund (Class I)	BlackRock Capital Appreciation V.I. Fund (Class I)	BlackRock Equity Dividend V.I. Fund (Class I)	BlackRock Global Allocation V.I. Fund (Class I)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$277	$6,184	$(9)	$1,155	$207
Capital gains distributions received	—	3,191	629	8,781	790
Net realized gain (loss) on shares redeemed	—	24	(1)	19	1
Net change in unrealized appreciation (depreciation) on investments	(178)	12,007	(208)	9,309	589
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	99	21,406	411	19,264	1,587

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	21,500	—	42,880	—	19,247
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	(501)	(17)	(524)	(49)
Net transfers between other subaccounts
or fixed rate option	—	278,590	5,807	290,202	—
Miscellaneous transactions	—	—	—	—	—
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	21,500	278,089	48,670	289,678	19,198

TOTAL INCREASE (DECREASE) IN NET ASSETS	21,599	299,495	49,081	308,942	20,785

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$21,599	$299,495	$49,081	$308,942	$20,785

Beginning units	—	—	—	—	—
Units issued	2,005	28,751	3,789	29,773	1,764
Units redeemed	—	(48)	(1)	(51)	(5)
Ending units	2,005	28,703	3,788	29,722	1,759

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A79

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	DFA VA Global Bond Portfolio	DFA VA Short-Term Fixed Portfolio	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Fidelity® VIP Balanced Portfolio (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(15)	$39	$291	$66	$1,203
Capital gains distributions received	—	—	—	—	15
Net realized gain (loss) on shares redeemed	—	—	—	627	11
Net change in unrealized appreciation (depreciation) on investments	23	(51)	(325)	13	5,330
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	8	(12)	(34)	706	6,559

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	15,000	7,947	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(95)	(39)	(14)	(6)	(225)
Net transfers between other subaccounts
or fixed rate option	23,950	17,420	—	(3,769)	113,052
Miscellaneous transactions	—	—	—	—	—
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	23,855	17,381	14,986	4,172	112,827

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,863	17,369	14,952	4,878	119,386

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$23,863	$17,369	$14,952	$4,878	$119,386

Beginning units	—	—	—	—	—
Units issued	2,388	1,748	1,502	834	10,182
Units redeemed	(9)	(4)	(1)	(381)	(19)
Ending units	2,379	1,744	1,501	453	10,163

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A80

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Consumer Discretionary Portfolio (Initial Class)	Fidelity® VIP Disciplined Small Cap Portfolio (Initial Class)	Fidelity® VIP Emerging Markets Portfolio (Initial Class)	Fidelity® VIP Financial Services Portfolio (Initial Class)	Fidelity® VIP Floating Rate High Income Portfolio (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(49)	$1,213	$—	$(48)	$426
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,398	1,508	—	4,139	(1)
Net change in unrealized appreciation (depreciation) on investments	—	37,554	202	—	(226)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,349	40,275	202	4,091	199

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	22,083	—	6,886	22,717	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	(1,247)	(2)	—	(43)
Net transfers between other subaccounts
or fixed rate option	(28,324)	278,590	—	(28,547)	10,886
Miscellaneous transactions	892	(719)	—	1,739	—
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,349)	276,624	6,884	(4,091)	10,843

TOTAL INCREASE (DECREASE) IN NET ASSETS	—	316,899	7,086	—	11,042

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$—	$316,899	$7,086	$—	$11,042

Beginning units	—	—	—	—	—
Units issued	2,363	29,193	534	3,129	1,086
Units redeemed	(2,363)	(2,777)	(0) (1)	(3,129)	(4)
Ending units	—	26,416	534	—	1,082

*Date subaccount became available for investment.
(1) Amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.
A81

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Health Care Portfolio (Initial Class)	Fidelity® VIP Industrials Portfolio (Initial Class)	Fidelity® VIP International Capital Appreciation Portfolio (Initial Class)	Fidelity® VIP Mid Cap Portfolio (Initial Class)	Fidelity® VIP Strategic Income Portfolio (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(1)	$1	$40	$1,098	$471
Capital gains distributions received	—	—	—	—	128
Net realized gain (loss) on shares redeemed	—	—	8	2,631	279
Net change in unrealized appreciation (depreciation) on investments	(18)	114	3,026	27,719	(209)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(19)	115	3,074	31,448	669

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	22,209	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	(8)	(79)	(1,973)	(241)
Net transfers between other subaccounts
or fixed rate option	5,000	3,485	6,131	281,088	14,989
Miscellaneous transactions	55	—	—	(1,094)	(79)
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,055	3,477	28,261	278,021	14,669

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,036	3,592	31,335	309,469	15,338

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$5,036	$3,592	$31,335	$309,469	$15,338

Beginning units	—	—	—	—	—
Units issued	431	334	2,656	32,324	3,780
Units redeemed	—	(1)	(7)	(5,562)	(2,322)
Ending units	431	333	2,649	26,762	1,458

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A82

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Technology Portfolio (Initial Class)	Fidelity® VIP Utilities Portfolio (Initial Class)	ClearBridge Variable Mid Cap Portfolio (Class I)	ClearBridge Variable Small Cap Growth Portfolio (Class I)	Western Asset Core Plus VIT Portfolio (Class I)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(104)	$(45)	$7	$(104)	$2,192
Capital gains distributions received	17	—	—	18,353	—
Net realized gain (loss) on shares redeemed	14,586	3,041	29	25	2
Net change in unrealized appreciation (depreciation) on investments	557	—	1,003	12,927	(365)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	15,056	2,996	1,039	31,201	1,829

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	51,459	22,197	4,721	—	79,150
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(12)	—	(10)	(531)	(208)
Net transfers between other subaccounts
or fixed rate option	(53,449)	(25,439)	(191)	284,397	52,255
Miscellaneous transactions	(1,645)	246	—	—	(1)
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,647)	(2,996)	4,520	283,866	131,196

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,409	—	5,559	315,067	133,025

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$11,409	$—	$5,559	$315,067	$133,025

Beginning units	—	—	—	—	—
Units issued	5,129	2,756	517	23,144	12,600
Units redeemed	(4,368)	(2,756)	(19)	(39)	(67)
Ending units	761	—	498	23,105	12,533

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A83

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Western Asset Variable Global High Yield Bond Portfolio (Class I)	MFS® Mid Cap Growth Series (Initial Class)	MFS® International Intrinsic Value Portfolio (Initial Class)	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)	MFS® International Growth Portfolio (Service Shares)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	4/27/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$230	$(16)	$(52)	$(1)	$1,659
Capital gains distributions received	—	—	—	—	3,036
Net realized gain (loss) on shares redeemed	—	14	6	—	3,132
Net change in unrealized appreciation (depreciation) on investments	85	2,195	3,110	41	70,047
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	315	2,193	3,064	40	77,874

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,781	10,550	60,871	—	448,369
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(18)	(30)	(87)	—	(19,562)
Net transfers between other subaccounts
or fixed rate option	175	2,328	281	4,999	280,640
Miscellaneous transactions	—	41	—	47	534
Other charges	—	—	—	—	(1,022)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,938	12,889	61,065	5,046	708,959

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,253	15,082	64,129	5,086	786,833

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$9,253	$15,082	$64,129	$5,086	$786,833

Beginning units	—	—	—	—	—
Units issued	880	1,202	5,392	432	61,953
Units redeemed	(2)	(18)	(8)	—	(3,554)
Ending units	878	1,184	5,384	432	58,399

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A84

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares)	MFS® Technology Portfolio (Service Shares)	MFS® Investors Trust Series (Service Shares)	MFS® Mid Cap Growth Series (Service Shares)	MFS® New Discovery Series (Service Shares)
	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(428)	$(13,137)	$58	$(5,855)	$(2,211)
Capital gains distributions received	9,225	—	3,126	120,242	73,082
Net realized gain (loss) on shares redeemed	(2,101)	24,883	(405)	4,368	(1,332)
Net change in unrealized appreciation (depreciation) on investments	33,347	843,573	18,383	392,510	213,720
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	40,043	855,319	21,162	511,265	283,259

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	156,587	2,599,043	117,222	1,171,801	353,026
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(42,042)	(60,062)	(37,032)	(52,730)	(46,533)
Net transfers between other subaccounts
or fixed rate option	196,732	4,181,217	48,506	1,792,833	860,449
Miscellaneous transactions	(122)	2,529	(182)	1,369	(81)
Other charges	(386)	(10,300)	(294)	(4,903)	(1,860)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	310,769	6,712,427	128,220	2,908,370	1,165,001

TOTAL INCREASE (DECREASE) IN NET ASSETS	350,812	7,567,746	149,382	3,419,635	1,448,260

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$350,812	$7,567,746	$149,382	$3,419,635	$1,448,260

Beginning units	—	—	—	—	—
Units issued	30,392	555,161	16,542	239,669	96,938
Units redeemed	(4,483)	(37,297)	(5,067)	(8,376)	(10,384)
Ending units	25,909	517,864	11,475	231,293	86,554

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A85

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Research Series (Service Shares)	MFS® Total Return Bond Series (Service Shares)	MFS® Total Return Series (Service Shares)	MFS® Utilities Series (Service Shares)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$28	$112,845	$26,908	$11,833	$(1,241)
Capital gains distributions received	2,985	—	44,206	18,164	503
Net realized gain (loss) on shares redeemed	(547)	4,866	175	9,531	1,900
Net change in unrealized appreciation (depreciation) on investments	14,647	62,090	256,914	147,601	66,212
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	17,113	179,801	328,203	187,129	67,374

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	179,597	2,447,739	1,886,828	672,423	391,781
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(10,337)	(93,776)	(49,455)	(51,098)	(4,184)
Net transfers between other subaccounts
or fixed rate option	73,150	4,446,518	1,634,885	946,135	951,140
Miscellaneous transactions	(2)	(670)	318	(130)	483
Other charges	(137)	(11,470)	(4,384)	(2,736)	(808)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	242,271	6,788,341	3,468,192	1,564,594	1,338,412

TOTAL INCREASE (DECREASE) IN NET ASSETS	259,384	6,968,142	3,796,395	1,751,723	1,405,786

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$259,384	$6,968,142	$3,796,395	$1,751,723	$1,405,786

Beginning units	—	—	—	—	—
Units issued	20,905	711,000	322,966	167,466	146,295
Units redeemed	(912)	(61,908)	(6,561)	(23,337)	(18,345)
Ending units	19,993	649,092	316,405	144,129	127,950

*Date subaccount became available for investment.
The accompanying notes are an integral part of these financial statements.
A86

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 4)	American Funds IS Blue Chip Income and Growth Fund (Class 4)	American Funds IS Bond Fund (Class 4)	American Funds IS Global Growth and Income Fund (Class 4)	American Funds IS Global Small Capitalization Fund (Class 4)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$30,800	$8,703	$12,327	$2,900	$(221)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	823	784	(8)	105	62
Net change in unrealized appreciation (depreciation) on investments	237,392	55,591	1,202	64,711	35,261
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	269,015	65,078	13,521	67,716	35,102

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,468,883	450,677	346,243	276,686	75,934
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(14,716)	(24,708)	(4,662)	(277)	(4,039)
Net transfers between other subaccounts
or fixed rate option	1,757,396	448,844	598,623	306,122	183,603
Miscellaneous transactions	474	274	24	(176)	—
Other charges	(2,254)	(498)	(705)	(509)	(124)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,209,783	874,589	939,523	581,846	255,374

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,478,798	939,667	953,044	649,562	290,476

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$4,478,798	$939,667	$953,044	$649,562	$290,476

Beginning units	—	—	—	—	—
Units issued	414,892	86,771	94,560	57,317	23,718
Units redeemed	(3,091)	(2,295)	(498)	(84)	(394)
Ending units	411,801	84,476	94,062	57,233	23,324

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A87

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 4)	American Funds IS Growth-Income Fund (Class 4)	American Funds IS International Fund (Class 4)	American Funds IS New World Fund® (Class 4)	BlackRock Advantage Large Cap Core V.I. Fund (Class III)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,093)	$5,443	$211	$(378)	$2,148
Capital gains distributions received	—	—	—	—	23,692
Net realized gain (loss) on shares redeemed	312	920	366	887	(1,323)
Net change in unrealized appreciation (depreciation) on investments	258,863	69,631	25,501	42,900	(2,478)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	257,082	75,994	26,078	43,409	22,039

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,141,918	541,142	128,076	210,952	158,381
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(6,422)	(7,488)	(1,488)	(12,946)	(4,688)
Net transfers between other subaccounts
or fixed rate option	856,513	444,981	71,340	466,584	206,436
Miscellaneous transactions	568	229	(17)	19	15
Other charges	(1,255)	(707)	(139)	(172)	(178)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,991,322	978,157	197,772	664,437	359,966

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,248,404	1,054,151	223,850	707,846	382,005

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$2,248,404	$1,054,151	$223,850	$707,846	$382,005

Beginning units	—	—	—	—	—
Units issued	191,641	99,336	20,022	62,688	36,659
Units redeemed	(8,002)	(4,050)	(1,353)	(3,342)	(2,644)
Ending units	183,639	95,286	18,669	59,346	34,015

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A88

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	BlackRock Advantage Large Cap Value V.I. Fund (Class III)	BlackRock Basic Value V.I. Fund (Class III)	BlackRock Capital Appreciation V.I. Fund (Class III)	BlackRock Equity Dividend V.I. Fund (Class III)	BlackRock Large Cap Focus Growth V.I. Fund (Class III)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$3,093	$268	$(175)	$1,807	$(272)
Capital gains distributions received	—	172	16,311	14,645	12,263
Net realized gain (loss) on shares redeemed	(1,356)	—	52	632	146
Net change in unrealized appreciation (depreciation) on investments	15,541	213	(2,139)	30,933	7,280
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	17,278	653	14,049	48,017	19,417

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	84,431	14,589	90,811	391,378	242,641
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(9,780)	—	(1,872)	(3,682)	(5,807)
Net transfers between other subaccounts
or fixed rate option	178,615	6,982	103,003	193,222	61,692
Miscellaneous transactions	—	—	(2)	(79)	(97)
Other charges	(312)	(3)	(123)	(204)	(105)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	252,954	21,568	191,817	580,635	298,324

TOTAL INCREASE (DECREASE) IN NET ASSETS	270,232	22,221	205,866	628,652	317,741

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$270,232	$22,221	$205,866	$628,652	$317,741

Beginning units	—	—	—	—	—
Units issued	26,429	1,932	17,991	60,603	28,949
Units redeemed	(2,440)	(0) (1)	(244)	(4,809)	(1,086)
Ending units	23,989	1,932	17,747	55,794	27,863

*Date subaccount became available for investment.
(1) Amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.
A89

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Balanced Portfolio (Service Class 2)	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2)	Fidelity® VIP Health Care Portfolio (Service Class 2)
	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to
	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$19,738	$(2,840)	$5,067
Capital gains distributions received	328	24,754	20,651
Net realized gain (loss) on shares redeemed	3,292	954	265
Net change in unrealized appreciation (depreciation) on investments	169,935	313,676	58,011
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	193,293	336,544	83,994

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,444,230	529,382	526,904
Annuity payments	—	—	—
Surrenders, withdrawals and death benefits	(18,712)	(27,891)	(8,217)
Net transfers between other subaccounts
or fixed rate option	2,180,050	2,677,902	1,403,054
Miscellaneous transactions	571	374	(219)
Other charges	(2,584)	(2,145)	(944)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,603,555	3,177,622	1,920,578

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,796,848	3,514,166	2,004,572

NET ASSETS
Beginning of period	—	—	—
End of period	$3,796,848	$3,514,166	$2,004,572

Beginning units	—	—	—
Units issued	348,111	285,844	185,182
Units redeemed	(8,164)	(1,885)	(1,247)
Ending units	339,947	283,959	183,935

*Date subaccount became available for investment.
The accompanying notes are an integral part of these financial statements.
A90

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$327,787	$(1,713,547)	$(2,278,436)	$(134,725)	$(160,893)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	3,512,354	12,192,262	572,791	897,285
Net change in unrealized appreciation (depreciation) on investments	—	9,231,227	27,337,371	1,175,935	1,059,091
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	327,787	11,030,034	37,251,197	1,614,001	1,795,483

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,044,013	276,689	240,685	29,146	9,138
Annuity payments	(1,199,894)	(1,921,204)	(1,373,177)	(250,492)	(125,532)
Surrenders, withdrawals and death benefits	(17,952,047)	(13,780,776)	(17,228,345)	(878,259)	(1,658,961)
Net transfers between other subaccounts
or fixed rate option	12,210,059	1,134,149	(1,893,622)	1,876	31,113
Miscellaneous transactions	(13,146)	(1,440)	1,736	(175)	(317)
Other charges	(94,981)	(28,138)	(126,801)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,005,996)	(14,320,720)	(20,379,524)	(1,097,904)	(1,744,559)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,678,209)	(3,290,686)	16,871,673	516,097	50,924

NET ASSETS
Beginning of period	77,266,902	123,735,475	145,112,485	9,282,816	11,290,466
End of period	$71,588,693	$120,444,789	$161,984,158	$9,798,913	$11,341,390

Beginning units	68,161,725	45,952,779	42,505,671	2,931,959	3,926,067
Units issued	15,494,228	706,839	234,196	16,091	12,915
Units redeemed	(21,010,051)	(5,770,817)	(5,400,322)	(329,966)	(563,970)
Ending units	62,645,902	40,888,801	37,339,545	2,618,084	3,375,012
The accompanying notes are an integral part of these financial statements.
A91

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,981,232)	$(1,879,956)	$(34,348)	$(4,186,480)	$(758,567)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,087,713	697,562	(155,697)	19,105,496	3,199,788
Net change in unrealized appreciation (depreciation) on investments	33,173,852	18,184,113	409,323	59,736,743	10,237,410
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	42,280,333	17,001,719	219,278	74,655,759	12,678,631

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	484,629	298,071	3,675	32,895,911	188,809
Annuity payments	(1,523,227)	(1,175,037)	(35,299)	(1,873,108)	(303,166)
Surrenders, withdrawals and death benefits	(21,328,965)	(14,194,793)	(287,220)	(29,435,779)	(4,749,512)
Net transfers between other subaccounts
or fixed rate option	(2,083,066)	(100,423)	6,667	3,475,561	(541,829)
Miscellaneous transactions	(2,201)	952	(27)	679	(29)
Other charges	(280,649)	(175,592)	—	(435,780)	(60,961)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,733,479)	(15,346,822)	(312,204)	4,627,484	(5,466,688)

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,546,854	1,654,897	(92,926)	79,283,243	7,211,943

NET ASSETS
Beginning of period	184,022,407	121,952,647	2,427,673	255,596,924	46,310,425
End of period	$201,569,261	$123,607,544	$2,334,747	$334,880,167	$53,522,368

Beginning units	61,202,859	25,232,505	567,488	72,391,992	17,862,656
Units issued	495,525	330,727	8,993	5,202,227	251,804
Units redeemed	(7,787,945)	(3,204,657)	(76,494)	(10,701,128)	(2,124,483)
Ending units	53,910,439	22,358,575	499,987	66,893,091	15,989,977
The accompanying notes are an integral part of these financial statements.
A92

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,089,032)	$(774,795)	$159,610	$480,777	$(283,552)
Capital gains distributions received	—	—	703,235	3,217,037	6,989,396
Net realized gain (loss) on shares redeemed	28,900,530	3,885,545	159,877	1,335,530	1,873,590
Net change in unrealized appreciation (depreciation) on investments	50,987,314	7,894,375	2,828,399	6,723,102	6,076,927
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	75,798,812	11,005,125	3,851,121	11,756,446	14,656,361

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	702,748	6,091,522	9,202	88,750	184,314
Annuity payments	(2,278,696)	(309,019)	(43,508)	(636,210)	(278,147)
Surrenders, withdrawals and death benefits	(29,983,927)	(5,696,998)	(1,341,307)	(6,369,707)	(7,268,585)
Net transfers between other subaccounts
or fixed rate option	(5,706,506)	319,425	(175,880)	(764,063)	(877,217)
Miscellaneous transactions	(1,204)	3,136	(159)	(1,435)	(1,623)
Other charges	(231,256)	(50,982)	(2,831)	(10,593)	(15,904)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(37,498,841)	357,084	(1,554,483)	(7,693,258)	(8,257,162)

TOTAL INCREASE (DECREASE) IN NET ASSETS	38,299,971	11,362,209	2,296,638	4,063,188	6,399,199

NET ASSETS
Beginning of period	254,460,686	52,736,752	15,414,485	50,313,114	57,041,193
End of period	$292,760,657	$64,098,961	$17,711,123	$54,376,302	$63,440,392

Beginning units	62,605,657	9,177,373	9,118,315	14,039,703	21,230,039
Units issued	369,958	915,852	94,117	42,337	48,696
Units redeemed	(8,292,866)	(1,275,826)	(890,971)	(1,930,699)	(2,796,673)
Ending units	54,682,749	8,817,399	8,321,461	12,151,341	18,482,062
The accompanying notes are an integral part of these financial statements.
A93

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(489,526)	$234,167	$(102,381)	$(876,947)	$153,455
Capital gains distributions received	5,401,170	—	1,679,083	5,429,776	1,261,149
Net realized gain (loss) on shares redeemed	2,167,047	(412,289)	740,430	4,445,761	901,003
Net change in unrealized appreciation (depreciation) on investments	7,707,728	10,927,210	2,105,986	9,991,352	2,511,934
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	14,786,419	10,749,088	4,423,118	18,989,942	4,827,541

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	135,708	75,723	4,694	116,709	8,857
Annuity payments	(243,361)	(374,928)	(117,203)	(375,004)	(60,784)
Surrenders, withdrawals and death benefits	(6,580,031)	(4,842,582)	(2,205,809)	(5,727,892)	(1,823,145)
Net transfers between other subaccounts
or fixed rate option	(668,152)	(725,073)	(313,644)	(1,828,976)	(290,978)
Miscellaneous transactions	703	(138)	(507)	474	814
Other charges	(13,508)	(11,063)	(3,705)	(13,974)	(4,796)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,368,641)	(5,878,061)	(2,636,174)	(7,828,663)	(2,170,032)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,417,778	4,871,027	1,786,944	11,161,279	2,657,509

NET ASSETS
Beginning of period	46,477,711	45,259,103	15,159,064	54,733,225	19,900,714
End of period	$53,895,489	$50,130,130	$16,946,008	$65,894,504	$22,558,223

Beginning units	14,982,453	15,252,852	4,671,191	14,095,677	5,697,450
Units issued	107,434	36,100	102,572	209,386	114,699
Units redeemed	(2,186,306)	(1,876,933)	(789,466)	(1,866,715)	(655,294)
Ending units	12,903,581	13,412,019	3,984,297	12,438,348	5,156,855
The accompanying notes are an integral part of these financial statements.
A94

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(314,247)	$(542,997)	$29,135	$(122,925)	$(1,179,626)
Capital gains distributions received	3,158,978	—	1,037,352	1,160,446	—
Net realized gain (loss) on shares redeemed	(570,745)	3,433,511	(667,128)	463,249	4,955,728
Net change in unrealized appreciation (depreciation) on investments	3,408,943	6,352,118	5,035,258	932,591	10,116,223
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,682,929	9,242,632	5,434,617	2,433,361	13,892,325

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15,652	50,112	1,470	8,615	47,216
Annuity payments	(52,582)	(139,801)	(176,230)	(8,646)	(340,743)
Surrenders, withdrawals and death benefits	(2,343,289)	(3,890,023)	(1,935,419)	(960,779)	(7,394,446)
Net transfers between other subaccounts
or fixed rate option	(750,767)	(934,536)	(771,029)	(216,095)	440,441
Miscellaneous transactions	(279)	(1,288)	(20)	(109)	(2,000)
Other charges	(5,068)	(7,491)	(4,300)	(1,175)	(186,831)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,136,333)	(4,923,027)	(2,885,528)	(1,178,189)	(7,436,363)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,546,596	4,319,605	2,549,089	1,255,172	6,455,962

NET ASSETS
Beginning of period	19,924,934	35,913,830	19,488,723	7,846,713	68,758,638
End of period	$22,471,530	$40,233,435	$22,037,812	$9,101,885	$75,214,600

Beginning units	6,615,514	11,616,147	10,765,125	5,260,091	24,057,355
Units issued	98,692	49,676	101,580	435,954	458,005
Units redeemed	(945,698)	(1,428,949)	(1,455,765)	(1,091,885)	(2,738,434)
Ending units	5,768,508	10,236,874	9,410,940	4,604,160	21,776,926
The accompanying notes are an integral part of these financial statements.
A95

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(127,678)	$(1,513,762)	$(447,333)	$(3,411,474)	$(22,208,664)
Capital gains distributions received	1,017,067	—	—	—	—
Net realized gain (loss) on shares redeemed	468,095	9,007,517	1,040,892	16,616,765	59,631,828
Net change in unrealized appreciation (depreciation) on investments	1,335,917	20,726,306	6,700,901	44,009,871	125,997,565
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,693,401	28,220,061	7,294,460	57,215,162	163,420,729

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,136	97,631	52,267	7,127,477	32,086,453
Annuity payments	(2,691)	(515,775)	(258,358)	(196,217)	(208,468)
Surrenders, withdrawals and death benefits	(1,087,506)	(9,212,941)	(2,918,769)	(17,490,942)	(102,539,311)
Net transfers between other subaccounts
or fixed rate option	(170,833)	(3,915,584)	(62,366)	7,017,455	90,897,256
Miscellaneous transactions	(15)	(1,291)	258	(4,189)	1,360
Other charges	(26,655)	(238,273)	(66,310)	(2,035,056)	(15,203,354)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,273,564)	(13,786,233)	(3,253,278)	(5,581,472)	5,033,936

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,419,837	14,433,828	4,041,182	51,633,690	168,454,665

NET ASSETS
Beginning of period	8,622,599	83,325,467	25,293,465	191,486,619	1,245,804,034
End of period	$10,042,436	$97,759,295	$29,334,647	$243,120,309	$1,414,258,699

Beginning units	4,362,142	27,121,457	15,123,747	10,466,355	95,362,639
Units issued	25,615	271,644	337,738	2,378,053	15,112,947
Units redeemed	(571,324)	(3,981,822)	(1,943,924)	(2,492,727)	(14,363,063)
Ending units	3,816,433	23,411,279	13,517,561	10,351,681	96,112,523
The accompanying notes are an integral part of these financial statements.
A96

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(7,331,150)	$(2,870,289)	$(2,721,351)	$(1,499,631)	$(1,809,129)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,761,014	9,560,625	15,233,269	5,035,480	4,781,865
Net change in unrealized appreciation (depreciation) on investments	72,894,655	19,511,911	38,821,001	11,245,725	17,956,205
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	74,324,519	26,202,247	51,332,919	14,781,574	20,928,941

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,161,859	13,827,746	4,340,665	1,069,443	2,388,627
Annuity payments	(390,760)	(89,064)	(269,444)	(120,252)	(113,095)
Surrenders, withdrawals and death benefits	(45,774,502)	(19,272,449)	(13,868,813)	(8,148,890)	(10,782,613)
Net transfers between other subaccounts
or fixed rate option	572,018,577	20,970,385	7,226,406	11,501,580	12,835,111
Miscellaneous transactions	(4,346)	1,123	7,747	348	12,243
Other charges	(4,803,846)	(1,543,744)	(1,655,739)	(879,706)	(1,034,827)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	532,206,982	13,893,997	(4,219,178)	3,422,523	3,305,446

TOTAL INCREASE (DECREASE) IN NET ASSETS	606,531,501	40,096,244	47,113,741	18,204,097	24,234,387

NET ASSETS
Beginning of period	119,810,625	183,295,846	146,257,718	83,510,458	101,851,723
End of period	$726,342,126	$223,392,090	$193,371,459	$101,714,555	$126,086,110

Beginning units	8,216,645	12,897,650	7,551,486	4,672,920	5,875,034
Units issued	39,581,597	4,163,733	1,843,381	1,237,009	1,741,047
Units redeemed	(7,233,452)	(3,173,846)	(1,943,145)	(1,077,066)	(1,578,903)
Ending units	40,564,790	13,887,537	7,451,722	4,832,863	6,037,178
The accompanying notes are an integral part of these financial statements.
A97

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(8,916,008)	$(5,335,128)	$(6,336,399)	$(2,920,898)	$(4,953,522)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	47,843,060	28,018,127	45,986,613	21,567,889	16,548,104
Net change in unrealized appreciation (depreciation) on investments	103,852,175	81,686,949	67,375,551	44,643,220	42,822,740
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	142,779,227	104,369,948	107,025,765	63,290,211	54,417,322

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,541,993	6,807,666	6,317,399	10,473,471	10,359,114
Annuity payments	(342,992)	(537,258)	(274,778)	(256,884)	(69,837)
Surrenders, withdrawals and death benefits	(50,314,345)	(36,192,078)	(36,590,176)	(16,623,816)	(25,524,124)
Net transfers between other subaccounts
or fixed rate option	12,182,144	16,107,461	4,655,184	9,960,135	33,281,328
Miscellaneous transactions	27,603	(2,512)	43,161	3,715	9,287
Other charges	(5,407,170)	(4,246,013)	(3,633,466)	(1,762,168)	(2,896,784)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(31,312,767)	(18,062,734)	(29,482,676)	1,794,453	15,158,984

TOTAL INCREASE (DECREASE) IN NET ASSETS	111,466,460	86,307,214	77,543,089	65,084,664	69,576,306

NET ASSETS
Beginning of period	503,319,469	371,821,543	365,723,843	176,702,614	275,011,841
End of period	$614,785,929	$458,128,757	$443,266,932	$241,787,278	$344,588,147

Beginning units	25,756,780	21,289,126	15,298,440	7,727,932	14,848,798
Units issued	4,933,287	3,252,877	2,704,286	2,480,191	4,255,495
Units redeemed	(6,132,168)	(4,061,735)	(3,652,098)	(2,243,900)	(3,418,205)
Ending units	24,557,899	20,480,268	14,350,628	7,964,223	15,686,088

The accompanying notes are an integral part of these financial statements.
A98

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,482,843)	$(3,614,472)	$(3,472,773)	$(169,194,039)	$(5,837,129)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,245,396	19,072,550	1,525,017	515,282,836	30,726,838
Net change in unrealized appreciation (depreciation) on investments	5,429,235	35,099,149	30,581,352	1,523,726,977	74,396,741
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,191,788	50,557,227	28,633,596	1,869,815,774	99,286,450

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,717,175	6,939,232	2,328,506	264,274,666	9,995,308
Annuity payments	(257,645)	(206,598)	(215,048)	(2,495,688)	(159,700)
Surrenders, withdrawals and death benefits	(25,245,979)	(21,178,655)	(17,333,276)	(795,467,334)	(33,042,341)
Net transfers between other subaccounts
or fixed rate option	39,611,855	7,684,883	45,027,453	307,652,833	6,018,937
Miscellaneous transactions	(229)	13,416	2,010	52,756	(1,073)
Other charges	(1,246,108)	(2,163,855)	(2,043,408)	(124,981,751)	(3,828,742)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	21,579,069	(8,911,577)	27,766,237	(350,964,518)	(21,017,611)

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,770,857	41,645,650	56,399,833	1,518,851,256	78,268,839

NET ASSETS
Beginning of period	154,769,132	223,948,245	180,098,308	9,844,072,579	354,583,679
End of period	$181,539,989	$265,593,895	$236,498,141	$11,362,923,835	$432,852,518

Beginning units	15,417,587	9,827,602	20,118,870	650,404,771	20,366,307
Units issued	7,324,190	2,387,774	7,653,105	64,104,410	3,978,921
Units redeemed	(5,266,185)	(2,701,411)	(4,815,589)	(80,930,238)	(4,901,383)
Ending units	17,475,592	9,513,965	22,956,386	633,578,943	19,443,845
The accompanying notes are an integral part of these financial statements.
A99

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(3,480,875)	$(2,213,695)	$(23,498,644)	$(141,653,891)	$(44,754,001)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,774,458	1,311,902	50,348,425	526,340,217	100,032,450
Net change in unrealized appreciation (depreciation) on investments	41,181,483	1,258,940	222,996,289	1,220,847,192	284,426,088
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	47,475,066	357,147	249,846,070	1,605,533,518	339,704,537

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,045,743	4,759,322	48,920,703	271,432,658	27,253,992
Annuity payments	(177,620)	(96,609)	(485,990)	(2,223,023)	(1,360,420)
Surrenders, withdrawals and death benefits	(18,148,786)	(15,325,816)	(103,482,949)	(586,803,489)	(191,790,300)
Net transfers between other subaccounts
or fixed rate option	13,002,037	23,491,359	75,124,282	411,086,697	370,107,736
Miscellaneous transactions	3,579	(382)	10,438	67,726	(6,117)
Other charges	(2,057,614)	(1,711,046)	(17,495,683)	(94,654,578)	(26,939,499)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,332,661)	11,116,828	2,590,801	(1,094,009)	177,265,392

TOTAL INCREASE (DECREASE) IN NET ASSETS	44,142,405	11,473,975	252,436,871	1,604,439,509	516,969,929

NET ASSETS
Beginning of period	184,019,710	167,384,713	1,310,262,711	7,745,029,185	2,281,768,895
End of period	$228,162,115	$178,858,688	$1,562,699,582	$9,349,468,694	$2,798,738,824

Beginning units	15,994,454	16,606,863	102,639,633	498,528,585	186,564,308
Units issued	4,178,332	3,973,534	11,672,524	77,163,676	47,843,687
Units redeemed	(4,376,903)	(2,959,255)	(11,268,374)	(73,477,059)	(34,689,377)
Ending units	15,795,883	17,621,142	103,043,783	502,215,202	199,718,618
The accompanying notes are an integral part of these financial statements.
A100

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(114,065,840)	$(67,957,288)	$(51,870,267)	$(198,598,615)	$(98,405,443)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	407,630,726	202,237,202	143,726,508	426,883,895	355,724,381
Net change in unrealized appreciation (depreciation) on investments	888,780,487	373,477,412	454,816,296	1,753,479,766	871,809,781
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,182,345,373	507,757,326	546,672,537	1,981,765,046	1,129,128,719

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	235,041,902	120,287,355	64,824,288	214,450,170	122,982,899
Annuity payments	(4,550,263)	(4,236,513)	(812,624)	(2,512,105)	(1,200,379)
Surrenders, withdrawals and death benefits	(534,484,388)	(439,144,640)	(240,811,553)	(892,871,161)	(471,745,943)
Net transfers between other subaccounts
or fixed rate option	196,585,979	284,025,448	140,196,997	990,686,650	138,084,890
Miscellaneous transactions	(16,971)	393	1,656	(5,164)	21,743
Other charges	(77,131,361)	(43,156,250)	(38,238,550)	(148,811,986)	(71,059,072)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(184,555,102)	(82,224,207)	(74,839,786)	160,936,404	(282,915,862)

TOTAL INCREASE (DECREASE) IN NET ASSETS	997,790,271	425,533,119	471,832,751	2,142,701,450	846,212,857

NET ASSETS
Beginning of period	6,701,811,750	3,901,018,323	2,980,411,166	11,139,503,571	5,670,024,918
End of period	$7,699,602,021	$4,326,551,442	$3,452,243,917	$13,282,205,021	$6,516,237,775

Beginning units	454,582,371	292,347,218	223,079,707	735,148,564	369,894,103
Units issued	50,961,223	44,495,151	25,364,367	126,837,899	34,138,602
Units redeemed	(59,935,128)	(49,118,304)	(29,136,031)	(114,113,417)	(48,391,749)
Ending units	445,608,466	287,724,065	219,308,043	747,873,046	355,640,956
The accompanying notes are an integral part of these financial statements.
A101

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(14,245,651)	$642,684	$(4,196,921)	$(23,968,850)	$(1,847,075)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	92,928,484	—	20,176,419	41,747,534	2,888,721
Net change in unrealized appreciation (depreciation) on investments	135,337,036	—	48,159,247	93,482,322	20,310,920
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	214,019,869	642,684	64,138,745	111,261,006	21,352,566

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	32,575,226	40,460,069	7,514,989	16,133,543	3,100,001
Annuity payments	(1,099,425)	(537,336)	(199,526)	(1,780,648)	(135,122)
Surrenders, withdrawals and death benefits	(82,040,549)	(949,867,930)	(21,886,057)	(148,047,831)	(9,539,624)
Net transfers between other subaccounts
or fixed rate option	49,168,060	923,007,055	21,066,300	182,127,280	11,775,018
Miscellaneous transactions	61,864	1,122	5,834	12,861	5,374
Other charges	(8,060,787)	(1,204,551)	(2,288,937)	(14,507,262)	(1,029,526)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(9,395,611)	11,858,429	4,212,603	33,937,943	4,176,121

TOTAL INCREASE (DECREASE) IN NET ASSETS	204,624,258	12,501,113	68,351,348	145,198,949	25,528,687

NET ASSETS
Beginning of period	806,817,394	218,732,261	223,149,485	1,411,076,520	112,783,217
End of period	$1,011,441,652	$231,233,374	$291,500,833	$1,556,275,469	$138,311,904

Beginning units	29,237,797	23,879,398	10,534,931	124,402,677	10,562,740
Units issued	6,697,000	46,215,829	2,743,605	29,372,598	2,635,849
Units redeemed	(6,602,864)	(44,953,814)	(2,510,068)	(26,942,581)	(2,353,937)
Ending units	29,331,933	25,141,413	10,768,468	126,832,694	10,844,652
The accompanying notes are an integral part of these financial statements.
A102

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(3,167,380)	$(42,551,075)	$(18,601,783)	$(1,075,475)	$(3,138,136)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	15,304,164	277,211,839	29,547,859	4,509,144	3,277,880
Net change in unrealized appreciation (depreciation) on investments	58,287,199	7,157,533	119,133,859	10,344,486	20,233,880
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	70,423,983	241,818,297	130,079,935	13,778,155	20,373,624

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,807,260	32,585	15,277,921	2,583,032	1,675,279
Annuity payments	(156,582)	(404,969)	(596,886)	(6,605)	(21,264)
Surrenders, withdrawals and death benefits	(20,003,944)	(156,339,645)	(119,588,808)	(5,193,333)	(14,727,470)
Net transfers between other subaccounts
or fixed rate option	(4,049,760)	(5,640,890,539)	125,244,632	4,518,590	33,006,186
Miscellaneous transactions	2,538	1,777	(641)	632	1,861
Other charges	(2,732,374)	(33,081,430)	(12,924,230)	(654,709)	(2,079,864)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(21,132,862)	(5,830,682,221)	7,411,988	1,247,607	17,854,728

TOTAL INCREASE (DECREASE) IN NET ASSETS	49,291,121	(5,588,863,924)	137,491,923	15,025,762	38,228,352

NET ASSETS
Beginning of period	234,931,198	7,019,501,857	1,185,538,988	57,714,975	171,196,680
End of period	$284,222,319	$1,430,637,933	$1,323,030,911	$72,740,737	$209,425,032

Beginning units	18,471,642	571,595,380	96,819,955	3,863,971	18,398,504
Units issued	2,747,032	94,124,419	20,317,768	1,240,097	6,776,561
Units redeemed	(4,148,767)	(568,369,655)	(19,870,512)	(1,128,208)	(5,119,014)
Ending units	17,069,907	97,350,144	97,267,211	3,975,860	20,056,051
The accompanying notes are an integral part of these financial statements.
A103

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,580,687)	$(57,838,719)	$(36,857,029)	$(31,222,894)	$(7,036)
Capital gains distributions received	—	—	—	—	27,323
Net realized gain (loss) on shares redeemed	18,832,417	127,675,464	97,792,731	52,623,402	26,673
Net change in unrealized appreciation (depreciation) on investments	41,363,201	494,617,994	316,776,525	244,893,079	62,504
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	55,614,931	564,454,739	377,712,227	266,293,587	109,464

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,005,451	62,402,441	68,045,193	49,629,241	—
Annuity payments	(89,438)	(1,074,123)	(162,586)	(459,236)	—
Surrenders, withdrawals and death benefits	(23,750,511)	(262,534,734)	(147,576,727)	(130,827,570)	(11,544)
Net transfers between other subaccounts
or fixed rate option	28,075,788	236,013,628	143,829,790	209,986,567	102,510
Miscellaneous transactions	17,246	(7,317)	15,416	(6,304)	—
Other charges	(2,835,812)	(46,283,353)	(28,287,713)	(25,325,861)	(4,396)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,422,724	(11,483,458)	35,863,373	102,996,837	86,570

TOTAL INCREASE (DECREASE) IN NET ASSETS	64,037,655	552,971,281	413,575,600	369,290,424	196,034

NET ASSETS
Beginning of period	258,664,568	3,400,440,878	2,084,921,977	1,775,755,842	432,173
End of period	$322,702,223	$3,953,412,159	$2,498,497,577	$2,145,046,266	$628,207

Beginning units	13,467,787	262,006,212	147,089,747	146,491,433	16,200
Units issued	3,527,667	31,236,386	21,741,372	26,618,217	9,074
Units redeemed	(3,077,042)	(30,803,019)	(18,140,297)	(18,347,847)	(5,877)
Ending units	13,918,412	262,439,579	150,690,822	154,761,803	19,397
The accompanying notes are an integral part of these financial statements.
A104

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$924	$(7,014)	$(21,164)	$(6,933)	$(8,360)
Capital gains distributions received	80,009	38,005	205,653	98,644	60,558
Net realized gain (loss) on shares redeemed	(18,183)	58,608	51,943	17,156	(9,277)
Net change in unrealized appreciation (depreciation) on investments	46,353	88,450	24,300	27,753	66,525
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	109,103	178,049	260,732	136,620	109,446

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,214	16,726	10,613	6,294	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(10,374)	(42,483)	(71,777)	(9,460)	(27,680)
Net transfers between other subaccounts
or fixed rate option	28,001	(162,424)	118,264	(94,166)	25,242
Miscellaneous transactions	—	21	3	—	—
Other charges	(5,143)	(6,582)	(13,892)	(4,775)	(4,947)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	17,698	(194,742)	43,211	(102,107)	(7,385)

TOTAL INCREASE (DECREASE) IN NET ASSETS	126,801	(16,693)	303,943	34,513	102,061

NET ASSETS
Beginning of period	405,129	712,958	1,412,832	472,779	487,977
End of period	$531,930	$696,265	$1,716,775	$507,292	$590,038

Beginning units	23,269	58,275	55,775	27,062	27,609
Units issued	8,395	14,233	20,272	3,989	5,308
Units redeemed	(6,434)	(26,146)	(18,105)	(8,872)	(5,299)
Ending units	25,230	46,362	57,942	22,179	27,618
The accompanying notes are an integral part of these financial statements.
A105

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,747)	$1,424	$(6,320)	$(2,788)	$1,257
Capital gains distributions received	17,392	14,050	72,583	—	—
Net realized gain (loss) on shares redeemed	(191)	2,021	(13,724)	(9,193)	(2,163)
Net change in unrealized appreciation (depreciation) on investments	88,383	34,450	32,308	56,133	9,226
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	100,837	51,945	84,847	44,152	8,320

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(37,082)	(10,469)	(34,721)	(13,904)	(3,486)
Net transfers between other subaccounts
or fixed rate option	229,696	124,002	(99,757)	(85,961)	10,282
Miscellaneous transactions	—	55	—	11	—
Other charges	(3,899)	(2,564)	(3,753)	(1,473)	(587)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	188,715	111,024	(138,231)	(101,327)	6,209

TOTAL INCREASE (DECREASE) IN NET ASSETS	289,552	162,969	(53,384)	(57,175)	14,529

NET ASSETS
Beginning of period	332,837	174,678	579,708	291,669	64,024
End of period	$622,389	$337,647	$526,324	$234,494	$78,553

Beginning units	20,252	12,443	26,844	16,720	5,888
Units issued	12,894	9,576	4,357	3,676	2,550
Units redeemed	(3,134)	(4,305)	(9,746)	(8,797)	(2,038)
Ending units	30,012	17,714	21,455	11,599	6,400
The accompanying notes are an integral part of these financial statements.
A106

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$3,188	$(16,125)	$(3,606)	$(3,714,634)	$(661,003)
Capital gains distributions received	34,692	259,818	79,755	—	—
Net realized gain (loss) on shares redeemed	9,996	19,508	22,416	21,741,924	315,574
Net change in unrealized appreciation (depreciation) on investments	53,569	(4,021)	96,292	48,983,795	637,496
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	101,445	259,180	194,857	67,011,085	292,067

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,581	—	—	13,126,522	—
Annuity payments	—	—	—	(159,229)	—
Surrenders, withdrawals and death benefits	(9,555)	(39,148)	(17,936)	(23,510,893)	(11,475,042)
Net transfers between other subaccounts
or fixed rate option	151,772	141,460	63,004	12,841,464	47,000,736
Miscellaneous transactions	—	—	39	2,783	581
Other charges	(5,173)	(8,610)	(6,206)	(2,226,502)	(3,947)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	140,625	93,702	38,901	74,145	35,522,328

TOTAL INCREASE (DECREASE) IN NET ASSETS	242,070	352,882	233,758	67,085,230	35,814,395

NET ASSETS
Beginning of period	414,629	866,484	683,982	213,715,238	10,234,442
End of period	$656,699	$1,219,366	$917,740	$280,800,468	$46,048,837

Beginning units	24,933	43,260	49,052	9,214,671	873,859
Units issued	10,998	10,408	9,904	2,511,491	4,158,728
Units redeemed	(4,582)	(5,997)	(7,205)	(2,377,673)	(1,158,262)
Ending units	31,349	47,671	51,751	9,348,489	3,874,325
The accompanying notes are an integral part of these financial statements.
A107

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(996,526)	$3,767	$(11,392)	$(6,945)	$(557,051)
Capital gains distributions received	—	63,442	83,048	62,057	—
Net realized gain (loss) on shares redeemed	3,303,343	(12,510)	58,108	16,955	683,494
Net change in unrealized appreciation (depreciation) on investments	(1,240,475)	(34,651)	79,867	13,779	704,332
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,066,342	20,048	209,631	85,846	830,775

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	173	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(4,120,312)	(13,142)	(224,177)	(51,616)	(2,215,768)
Net transfers between other subaccounts
or fixed rate option	(8,727,674)	(7,254)	(22,342)	19,510	(4,907,575)
Miscellaneous transactions	214	—	2	—	(1,380)
Other charges	(28,654)	(443)	(2,147)	(448)	(25,988)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(12,876,426)	(20,839)	(248,491)	(32,554)	(7,150,711)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,810,084)	(791)	(38,860)	53,292	(6,319,936)

NET ASSETS
Beginning of period	46,916,792	156,441	705,016	368,385	27,093,949
End of period	$35,106,708	$155,650	$666,156	$421,677	$20,774,013

Beginning units	3,939,092	9,950	177,323	16,751	2,413,046
Units issued	2,136,355	211	753	1,574	264,019
Units redeemed	(3,297,067)	(1,455)	(54,104)	(2,776)	(892,530)
Ending units	2,778,380	8,706	123,972	15,549	1,784,535
The accompanying notes are an integral part of these financial statements.
A108

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(14,586,632)	$(29,202,734)	$(15,374)	$(4,477,200)	$(155,592)
Capital gains distributions received	—	—	145,054	—	—
Net realized gain (loss) on shares redeemed	83,137,060	49,472,488	63,241	8,229,725	481,393
Net change in unrealized appreciation (depreciation) on investments	140,360,164	251,314,114	148,689	22,800,788	36,177
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	208,910,592	271,583,868	341,610	26,553,313	361,978

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	218,336,187	57,193,306	—	16,612,135	—
Annuity payments	(146,688)	(3,084,920)	—	(180,241)	—
Surrenders, withdrawals and death benefits	(227,650,351)	(133,193,607)	(256,717)	(48,354,340)	(858,012)
Net transfers between other subaccounts
or fixed rate option	(4,084,188)	88,666,892	(35,232)	75,258,512	(3,726,060)
Miscellaneous transactions	47,737	(1,875)	—	(87)	(338)
Other charges	(2,961,296)	(20,826,561)	(1,805)	(3,464,178)	(5,387)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(16,458,599)	(11,246,765)	(293,754)	39,871,801	(4,589,797)

TOTAL INCREASE (DECREASE) IN NET ASSETS	192,451,993	260,337,103	47,856	66,425,114	(4,227,819)

NET ASSETS
Beginning of period	1,066,651,624	1,681,427,316	1,279,643	295,254,166	10,166,811
End of period	$1,259,103,617	$1,941,764,419	$1,327,499	$361,679,280	$5,938,992

Beginning units	77,775,300	142,882,750	65,422	26,711,644	1,036,940
Units issued	19,985,334	12,032,806	128	10,861,973	161,279
Units redeemed	(17,011,589)	(12,476,187)	(13,186)	(7,295,542)	(625,054)
Ending units	80,749,045	142,439,369	52,364	30,278,075	573,165
The accompanying notes are an integral part of these financial statements.
A109

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(9,495,287)	$(65,035)	$(2,498,174)	$(238,809)	$(254,850)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,971,618	109,502	7,738,561	1,113,553	(45,560)
Net change in unrealized appreciation (depreciation) on investments	115,460,259	912,280	36,587,498	(174,251)	4,546,379
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	118,936,590	956,747	41,827,885	700,493	4,245,969

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	79,401,998	1,049,334	8,013,111	—	4,221,921
Annuity payments	(92,723)	—	(142,721)	—	(41,696)
Surrenders, withdrawals and death benefits	(37,959,063)	(371,914)	(11,114,386)	(1,520,843)	(1,786,629)
Net transfers between other subaccounts
or fixed rate option	84,909,200	(238,699)	29,780,387	(14,995,114)	620,333
Miscellaneous transactions	(3,138)	1,049	(1,538)	(59)	1,737
Other charges	(8,141,363)	(29,714)	(1,538,899)	(4,397)	(112,953)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	118,114,911	410,056	24,995,954	(16,520,413)	2,902,713

TOTAL INCREASE (DECREASE) IN NET ASSETS	237,051,501	1,366,803	66,823,839	(15,819,920)	7,148,682

NET ASSETS
Beginning of period	511,595,147	6,818,248	138,715,955	20,452,659	23,988,989
End of period	$748,646,648	$8,185,051	$205,539,794	$4,632,739	$31,137,671

Beginning units	40,452,623	676,246	8,592,386	2,166,830	2,405,900
Units issued	12,166,452	191,597	3,707,207	354,204	648,945
Units redeemed	(3,679,887)	(154,276)	(2,262,132)	(2,061,023)	(376,018)
Ending units	48,939,188	713,567	10,037,461	460,011	2,678,827
The accompanying notes are an integral part of these financial statements.
A110

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio	AST Bond Portfolio 2025
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,219,077)	$(234,319,805)	$(189,444)	$(136,504)	$(359,310)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,737,614	7,000,132	590,491	473,945	1,769,583
Net change in unrealized appreciation (depreciation) on investments	30,596,302	2,007,497,930	3,533,007	3,136,220	(227,063)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	37,114,839	1,780,178,257	3,934,054	3,473,661	1,183,210

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,529,274	3,288,521,346	2,796,158	2,443,748	—
Annuity payments	(200,898)	(1,691,348)	(42,910)	—	—
Surrenders, withdrawals and death benefits	(10,728,393)	(714,654,957)	(1,298,179)	(961,971)	(3,156,719)
Net transfers between other subaccounts
or fixed rate option	26,600,286	30,000,216	(183,279)	(99,558)	(19,704,579)
Miscellaneous transactions	4,320	92,174	1,504	(430)	288
Other charges	(1,309,222)	(1,360,685)	(85,569)	(68,660)	(5,018)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	19,895,367	2,600,906,746	1,187,725	1,313,129	(22,866,028)

TOTAL INCREASE (DECREASE) IN NET ASSETS	57,010,206	4,381,085,003	5,121,779	4,786,790	(21,682,818)

NET ASSETS
Beginning of period	117,570,092	9,805,072,122	17,549,835	13,957,331	30,694,154
End of period	$174,580,298	$14,186,157,125	$22,671,614	$18,744,121	$9,011,336

Beginning units	7,719,740	941,647,455	1,160,988	882,618	2,826,703
Units issued	3,227,268	234,052,490	307,834	249,667	542,905
Units redeemed	(2,039,649)	(5,850,681)	(225,295)	(143,080)	(2,593,975)
Ending units	8,907,359	1,169,849,264	1,243,527	989,205	775,633
The accompanying notes are an integral part of these financial statements.
A111

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(31,630,598)	$(212,832)	$(464,703)	$(461,959)	$(114,573)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,742,547	378,085	1,144,647	1,431,477	29,715
Net change in unrealized appreciation (depreciation) on investments	456,642,009	5,775,199	12,965,037	9,001,752	1,039,596
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	433,753,958	5,940,452	13,644,981	9,971,270	954,738

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	521,434,277	4,852,735	8,390,239	7,565,437	2,272,649
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(68,427,264)	(1,668,761)	(4,403,069)	(4,122,599)	(1,526,577)
Net transfers between other subaccounts
or fixed rate option	359,395,287	286,010	14,010,611	(3,479,323)	(1,096,925)
Miscellaneous transactions	(24,865)	(3,391)	(656)	2,968	(80)
Other charges	(29,970,509)	(197,961)	(421,719)	(434,774)	(111,797)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	782,406,926	3,268,632	17,575,406	(468,291)	(462,730)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,216,160,884	9,209,084	31,220,387	9,502,979	492,008

NET ASSETS
Beginning of period	1,489,625,043	29,295,145	52,914,322	70,334,479	19,025,770
End of period	$2,705,785,927	$38,504,229	$84,134,709	$79,837,458	$19,517,778

Beginning units	125,667,557	2,648,355	4,446,454	5,860,541	1,990,339
Units issued	63,219,605	520,475	1,987,457	738,387	285,974
Units redeemed	(3,363,424)	(221,139)	(544,382)	(734,796)	(345,202)
Ending units	185,523,738	2,947,691	5,889,529	5,864,132	1,931,111

The accompanying notes are an integral part of these financial statements.
A112

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(220,524)	$(227,667)	$(13,067)	$(39,994)	$(43,130)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	648,451	296,200	(23,571)	107,179	31,624
Net change in unrealized appreciation (depreciation) on investments	7,569,930	2,627,277	(50,322)	1,524,442	315,620
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,997,857	2,695,810	(86,960)	1,591,627	304,114

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,395,868	4,944,503	282,471	951,985	1,962,787
Annuity payments	(69,662)	(25,769)	—	—	—
Surrenders, withdrawals and death benefits	(1,548,619)	(2,265,055)	(101,089)	(188,012)	(365,330)
Net transfers between other subaccounts
or fixed rate option	(947,206)	(358,958)	(278,883)	(294,350)	1,864,509
Miscellaneous transactions	1,823	373	44	(15)	(130)
Other charges	(205,021)	(217,052)	(12,107)	(36,640)	(40,082)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,627,183	2,078,042	(109,564)	432,968	3,421,754

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,625,040	4,773,852	(196,524)	2,024,595	3,725,868

NET ASSETS
Beginning of period	30,681,919	33,023,829	2,420,854	5,675,867	5,149,142
End of period	$41,306,959	$37,797,681	$2,224,330	$7,700,462	$8,875,010

Beginning units	2,697,700	3,215,908	254,063	529,148	548,603
Units issued	540,506	608,095	48,072	100,400	515,367
Units redeemed	(313,228)	(415,939)	(59,067)	(58,916)	(161,563)
Ending units	2,924,978	3,408,064	243,068	570,632	902,407
The accompanying notes are an integral part of these financial statements.
A113

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Global Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(6,129,182)	$(1,147,004)	$(26,030)	$(12,083)	$(15,905)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,944,596	4,288,992	28,177	9,731	28,767
Net change in unrealized appreciation (depreciation) on investments	68,455,594	1,606,856	260,431	155,979	132,294
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	64,271,008	4,748,844	262,578	153,627	145,156

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	69,601,750	—	1,462,283	705,871	648,180
Annuity payments	(25,100)	(54,367)	—	—	—
Surrenders, withdrawals and death benefits	(12,939,085)	(8,833,850)	(178,226)	(72,076)	(96,738)
Net transfers between other subaccounts
or fixed rate option	65,412,318	(31,388,847)	(79,061)	172,242	558,735
Miscellaneous transactions	(13,546)	(38)	4	221	(380)
Other charges	(6,070,983)	(21,543)	(24,037)	(10,644)	(14,598)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	115,965,354	(40,298,645)	1,180,963	795,614	1,095,199

TOTAL INCREASE (DECREASE) IN NET ASSETS	180,236,362	(35,549,801)	1,443,541	949,241	1,240,355

NET ASSETS
Beginning of period	321,087,527	74,689,589	3,850,443	1,609,795	2,103,437
End of period	$501,323,889	$39,139,788	$5,293,984	$2,559,036	$3,343,792

Beginning units	29,409,375	7,783,001	361,055	154,322	195,134
Units issued	11,277,973	2,248,355	159,022	88,150	136,752
Units redeemed	(1,334,892)	(6,267,890)	(47,408)	(13,379)	(37,178)
Ending units	39,352,456	3,763,466	472,669	229,093	294,708
The accompanying notes are an integral part of these financial statements.
A114

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Neuberger Berman Long/Short Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(28,255)	$(46,772)	$(53,610)	$352,609	$421,090
Capital gains distributions received	—	—	—	1,896,144	44,540
Net realized gain (loss) on shares redeemed	35,796	4,384	12,219	100	60,545
Net change in unrealized appreciation (depreciation) on investments	618,027	1,172,475	431,800	4,703,648	1,560,300
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	625,568	1,130,087	390,409	6,952,501	2,086,475

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	732,672	1,120,222	867,667	7,045,210	3,716,247
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(149,849)	(226,807)	(405,087)	(2,035,097)	(753,615)
Net transfers between other subaccounts
or fixed rate option	98,753	306,429	182,510	16,249	901,888
Miscellaneous transactions	(75)	67	(215)	924	(349)
Other charges	(25,409)	(42,679)	(51,411)	(251,081)	(102,334)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	656,092	1,157,232	593,464	4,776,205	3,761,837

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,281,660	2,287,319	983,873	11,728,706	5,848,312

NET ASSETS
Beginning of period	3,886,044	6,560,071	8,325,853	39,435,605	13,988,226
End of period	$5,167,704	$8,847,390	$9,309,726	$51,164,311	$19,836,538

Beginning units	378,169	668,651	874,887	3,692,794	1,264,337
Units issued	101,880	182,989	132,737	729,398	472,206
Units redeemed	(42,056)	(72,611)	(73,133)	(291,759)	(142,375)
Ending units	437,993	779,029	934,491	4,130,433	1,594,168
The accompanying notes are an integral part of these financial statements.
A115

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029	AST American Funds Growth Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(1,184,283)	$24,421	$(293,808)	$(192,026)	$(7,798,261)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,461,791	126,822	1,938,487	306,521	66,774
Net change in unrealized appreciation (depreciation) on investments	2,285,245	929,895	(155,348)	(70,028)	112,524,122
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,562,753	1,081,138	1,489,331	44,467	104,792,635

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	6,933	—	—	458,956,756
Annuity payments	—	(65,825)	—	—	—
Surrenders, withdrawals and death benefits	(10,809,037)	(493,932)	(1,931,823)	(2,261,737)	(7,902,684)
Net transfers between other subaccounts
or fixed rate option	(46,769,924)	(101,594)	(17,083,356)	17,952,073	80,045,106
Miscellaneous transactions	(6,677)	305	137,288	124	(6,597)
Other charges	(31,386)	(23,463)	(5,319)	(3,115)	(7,625,018)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(57,617,024)	(677,576)	(18,883,210)	15,687,345	523,467,563

TOTAL INCREASE (DECREASE) IN NET ASSETS	(52,054,271)	403,562	(17,393,879)	15,731,812	628,260,198

NET ASSETS
Beginning of period	86,290,881	5,533,421	26,722,851	3,009,145	274,473,102
End of period	$34,236,610	$5,936,983	$9,328,972	$18,740,957	$902,733,300

Beginning units	9,049,585	506,495	2,787,789	312,997	28,990,091
Units issued	2,095,465	19,281	2,042,450	2,184,561	50,118,528
Units redeemed	(7,848,603)	(75,070)	(3,943,588)	(732,015)	(133,918)
Ending units	3,296,447	450,706	886,651	1,765,543	78,974,701

The accompanying notes are an integral part of these financial statements.
A116

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Western Asset Corporate Bond Portfolio	AST T. Rowe Price Corporate Bond Portfolio
	1/2/2019*	1/28/2019*	1/28/2019*	8/19/2019*	8/19/2019*
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(97,827)	$(966,371)	$(680,217)	$(238)	$(238)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(6,275)	21,723	71,948	1	1
Net change in unrealized appreciation (depreciation) on investments	(119,031)	13,051,597	8,199,888	1,148	1,386
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(223,133)	12,106,949	7,591,619	911	1,149

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	153,911,798	114,530,816	278,535	278,534
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,694,310)	(551,814)	(573,486)	—	—
Net transfers between other subaccounts
or fixed rate option	12,144,440	7,427,163	7,286,415	—	—
Miscellaneous transactions	94,520	11,841	5,344	—	—
Other charges	(304)	(711,987)	(591,848)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,544,346	160,087,001	120,657,241	278,535	278,534

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,321,213	172,193,950	128,248,860	279,446	279,683

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$10,321,213	$172,193,950	$128,248,860	$279,446	$279,683

Beginning units	—	—	—	—	—
Units issued	3,763,328	14,205,968	11,103,167	27,773	27,742
Units redeemed	(2,842,978)	(81,612)	(214,090)	—	—
Ending units	920,350	14,124,356	10,889,077	27,773	27,742

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A117

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST PIMCO Corporate Bond Portfolio	AST Prudential Corporate Bond Portfolio	AST BlackRock Corporate Bond Portfolio	AST Dimensional Global Core Allocation Portfolio
	8/19/2019*	8/19/2019*	8/19/2019*	11/18/2019*
	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(218)	$(744)	$(238)	$(461)
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	1	4	1	3
Net change in unrealized appreciation (depreciation) on investments	1,498	5,018	1,090	8,295
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,281	4,278	853	7,837

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	261,034	640,035	278,535	1,091,132
Annuity payments	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	73
Miscellaneous transactions	—	—	—	367
Other charges	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	261,034	640,035	278,535	1,091,572

TOTAL INCREASE (DECREASE) IN NET ASSETS	262,315	644,313	279,388	1,099,409

NET ASSETS
Beginning of period	—	—	—	—
End of period	$262,315	$644,313	$279,388	$1,099,409

Beginning units	—	—	—	—
Units issued	26,072	63,601	27,768	106,752
Units redeemed	—	—	—	(26)
Ending units	26,072	63,601	27,768	106,726

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A118

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
December 31, 2020

Note 1:    General

Pruco Life Flexible Premium Variable Annuity Account (the “Account”) was established under the laws of the State of Arizona on June 16, 1995 as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life. Proceeds from purchases of the variable annuity contracts listed below (individually, a “contract” or "product" and collectively, the “contracts” or "products") are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

Discovery Choice	Prudential Premier Variable Annuity Bb Series
Discovery Preferred	Strategic Partners Advisor
Discovery Select	Strategic Partners FlexElite
Prudential Defined Income Annuity	Strategic Partners FlexElite 2
Prudential MyRock Advisor Variable Annuity	Strategic Partners Plus
Prudential Premier Advisor Variable Annuity Series	Strategic Partners Plus 3
Prudential Premier Investment Variable Annuity B, C Series	Strategic Partners Select
Prudential Premier Retirement Variable Annuity	Strategic Partners Variable Annuity One
Prudential Premier Retirement Variable Annuity X, B, L, C Series	Strategic Partners Variable Annuity One 3
Prudential Premier Variable Annuity B, L, X Series

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contracts. The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio (Class I)	MFS® Research Series (Initial Class)
Prudential Diversified Bond Portfolio	MFS® Growth Series (Initial Class)
Prudential Equity Portfolio (Class I)	American Century VP Value Fund (Class I)
Prudential Flexible Managed Portfolio	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio (Class I)
Prudential Value Portfolio (Class I)	Davis Value Portfolio
Prudential High Yield Bond Portfolio	AB VPS Large Cap Growth Portfolio (Class B)
Prudential Natural Resources Portfolio (Class I)	Prudential SP Small Cap Value Portfolio (Class I)
Prudential Stock Index Portfolio	Janus Henderson VIT Research Portfolio
Prudential Global Portfolio	(Service Shares)
Prudential Jennison Portfolio (Class I)	SP Prudential U.S. Emerging Growth Portfolio (Class I)
Prudential Small Capitalization Stock Portfolio	Prudential SP International Growth Portfolio (Class I)
T. Rowe Price International Stock Portfolio	AST Cohen & Steers Realty Portfolio
T. Rowe Price Equity Income Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
(Equity Income Class)	AST T. Rowe Price Large-Cap Value Portfolio
Invesco V.I. Core Equity Fund (Series I)	AST High Yield Portfolio
Janus Henderson VIT Research Portfolio	AST Small-Cap Growth Opportunities Portfolio
(Institutional Shares)	AST WEDGE Capital Mid-Cap Value Portfolio
Janus Henderson VIT Overseas Portfolio	AST Small-Cap Value Portfolio
(Institutional Shares)	AST Mid-Cap Growth Portfolio
A119

Note 1:    General (continued)

AST Hotchkis & Wiley Large-Cap Value Portfolio	Wells Fargo VT Small Cap Growth Fund (Class 1)
AST Loomis Sayles Large-Cap Growth Portfolio	AST Bond Portfolio 2022
AST MFS Growth Portfolio	AST Quantitative Modeling Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Global Strategies Portfolio
AST BlackRock Low Duration Bond Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
AST QMA US Equity Alpha Portfolio	AST Prudential Core Bond Portfolio
AST T. Rowe Price Natural Resources Portfolio	AST Bond Portfolio 2023
AST T. Rowe Price Asset Allocation Portfolio	AST MFS Growth Allocation Portfolio
AST MFS Global Equity Portfolio	AST Western Asset Emerging Markets Debt Portfolio
AST J.P. Morgan International Equity Portfolio	AST MFS Large-Cap Value Portfolio
AST Templeton Global Bond Portfolio**	AST Bond Portfolio 2024
AST Wellington Management Hedged Equity Portfolio	AST AQR Emerging Markets Equity Portfolio**
AST Capital Growth Asset Allocation Portfolio	AST ClearBridge Dividend Growth Portfolio
AST Academic Strategies Asset Allocation Portfolio	AST Multi-Sector Fixed Income Portfolio
AST Balanced Asset Allocation Portfolio	AST AQR Large-Cap Portfolio**
AST Preservation Asset Allocation Portfolio	AST Large-Cap Core Portfolio (formerly
AST Fidelity Institutional AM℠ Quantitative Portfolio	AST QMA Large-Cap Portfolio)
AST Prudential Growth Allocation Portfolio	AST Bond Portfolio 2025
AST Advanced Strategies Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio	AST Goldman Sachs Global Growth
AST Government Money Market Portfolio	Allocation Portfolio**
AST Small-Cap Growth Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
AST International Value Portfolio	AST Franklin Templeton K2 Global Absolute
AST International Growth Portfolio	Return Portfolio**
AST Investment Grade Bond Portfolio	AST Managed Equity Portfolio**
AST Western Asset Core Plus Bond Portfolio	AST Managed Fixed Income Portfolio**
AST Cohen & Steers Global Realty Portfolio	AST FQ Absolute Return Currency Portfolio**
AST Emerging Markets Equity Portfolio (formerly	AST Jennison Global Infrastructure Portfolio**
AST Parametric Emerging Markets Equity Portfolio)	AST PIMCO Dynamic Bond Portfolio**
AST Goldman Sachs Small-Cap Value Portfolio	AST Legg Mason Diversified Growth Portfolio
AST AllianzGI World Trends Portfolio	AST Bond Portfolio 2026
AST J.P. Morgan Global Thematic Portfolio	AST AB Global Bond Portfolio**
AST Goldman Sachs Multi-Asset Portfolio	AST Goldman Sachs Global Income Portfolio**
ProFund VP Consumer Services	AST Global Bond Portfolio (formerly AST
ProFund VP Consumer Goods	Wellington Management Global Bond Portfolio)
ProFund VP Financials	AST Neuberger Berman Long/Short Portfolio**
ProFund VP Health Care	AST QMA International Core Equity Portfolio
ProFund VP Industrials	AST Managed Alternatives Portfolio**
ProFund VP Mid-Cap Growth	Blackrock Global Allocation V.I. Fund (Class III)
ProFund VP Mid-Cap Value	JPMorgan Insurance Trust Income Builder Portfolio
ProFund VP Real Estate	(Class 2)
ProFund VP Small-Cap Growth	AST Bond Portfolio 2027
ProFund VP Small-Cap Value	NVIT Emerging Markets Fund (Class D)
ProFund VP Telecommunications	AST Bond Portfolio 2028
ProFund VP Utilities	AST Bond Portfolio 2029
ProFund VP Large-Cap Growth	AST American Funds Growth Allocation Portfolio
ProFund VP Large-Cap Value	AST Bond Portfolio 2030
AST Jennison Large-Cap Growth Portfolio	AST BlackRock 80/20 Target Allocation ETF Portfolio
AST Bond Portfolio 2020*	AST BlackRock 60/40 Target Allocation ETF Portfolio
AST Bond Portfolio 2021	AST Western Asset Corporate Bond Portfolio
Wells Fargo VT International Equity Fund (Class 1)	AST T. Rowe Price Corporate Bond Portfolio
Wells Fargo VT Omega Growth Fund (Class 1)	AST PIMCO Corporate Bond Portfolio
A120

Note 1:    General (continued)

AST Prudential Corporate Bond Portfolio	Fidelity® VIP International Capital Appreciation Portfolio
AST BlackRock Corporate Bond Portfolio	(Initial Class)
AST Dimensional Global Core Allocation Portfolio	Fidelity® VIP Mid Cap Portfolio (Initial Class)
AST Bond Portfolio 2031	Fidelity® VIP Strategic Income Portfolio (Initial Class)
Fidelity® VIP Contrafund℠ Portfolio (Initial Class)	Fidelity® VIP Technology Portfolio (Initial Class)
Fidelity® VIP Growth Opportunities Portfolio	Fidelity® VIP Utilities Portfolio (Initial Class)****
(Initial Class)	ClearBridge Variable Mid Cap Portfolio (Class I)
Fidelity® VIP Growth Portfolio (Initial Class)	ClearBridge Variable Small Cap Growth
Fidelity® VIP Investment Grade Bond Portfolio	Portfolio (Class I)
(Initial Class)	Western Asset Core Plus VIT Portfolio (Class I)
MFS® New Discovery Series (Initial Class)	Western Asset Variable Global High Yield Bond
MFS® Total Return Series (Initial Class)	Portfolio (Class I)
MFS® Total Return Bond Series (Initial Class)	MFS® Mid Cap Growth Series (Initial Class)
Vanguard Equity Index Portfolio	MFS® International Intrinsic Value Portfolio
Vanguard Global Bond Index	(Initial Class)
Vanguard Mid-Cap Index Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
Vanguard Real Estate Index Portfolio	(Initial Class)
Vanguard Total Bond Market Index Portfolio	MFS® International Growth Portfolio (Service Shares)
Vanguard Total International Stock Index Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
Vanguard Total Stock Market Index Portfolio	(Service Shares)
Vanguard Balanced Portfolio	MFS® Technology Portfolio (Service Shares)
Vanguard Conservative Allocation Portfolio	MFS® Investors Trust Series (Service Shares)
Vanguard Growth Portfolio	MFS® Mid Cap Growth Series (Service Shares)
Vanguard High Yield Bond Portfolio	MFS® New Discovery Series (Service Shares)
Vanguard Moderate Allocation Portfolio	MFS® Research Series (Service Shares)
Vanguard Short-Term Investment Grade Portfolio	MFS® Total Return Bond Series (Service Shares)
American Funds IS Asset Allocation Fund (Class 1)	MFS® Total Return Series (Service Shares)
American Funds IS Blue Chip Income and	MFS® Utilities Series (Service Shares)
Growth Fund (Class 1)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
American Funds IS Bond Fund (Class 1)	American Funds IS Asset Allocation Fund (Class 4)
American Funds IS Growth Fund (Class 1)	American Funds IS Blue Chip Income and Growth
American Funds IS Growth-Income Fund (Class 1)	Fund (Class 4)
American Funds IS U.S. Government/AAA-Rated	American Funds IS Bond Fund (Class 4)
Securities Fund (Class 1)	American Funds IS Global Growth and Income
BlackRock Basic Value V.I. Fund (Class I)	Fund (Class 4)
BlackRock Capital Appreciation V.I. Fund (Class I)	American Funds IS Global Small Capitalization
BlackRock Equity Dividend V.I. Fund (Class I)	Fund (Class 4)
BlackRock Global Allocation V.I. Fund (Class I)	American Funds IS Growth Fund (Class 4)
DFA VA Global Bond Portfolio	American Funds IS Growth-Income Fund (Class 4)
DFA VA Short-Term Fixed Portfolio	American Funds IS International Fund (Class 4)
DFA VA U.S. Large Value Portfolio	American Funds IS New World Fund® (Class 4)
DFA VA U.S. Targeted Value Portfolio	BlackRock Advantage Large Cap Core V.I.
Fidelity® VIP Balanced Portfolio (Initial Class)	Fund (Class III)
Fidelity® VIP Consumer Discretionary	BlackRock Advantage Large Cap Value V.I.
Portfolio (Initial Class)****	Fund (Class III)
Fidelity® VIP Disciplined Small Cap Portfolio	BlackRock Basic Value V.I. Fund (Class III)
(Initial Class)	BlackRock Capital Appreciation V.I. Fund (Class III)
Fidelity® VIP Emerging Markets Portfolio	BlackRock Equity Dividend V.I. Fund (Class III)
(Initial Class)	BlackRock Large Cap Focus Growth V.I. Fund (Class III)
Fidelity® VIP Financial Services Portfolio	Fidelity® VIP Balanced Portfolio (Service Class 2)
(Initial Class)****	Fidelity® VIP Growth Opportunities Portfolio
Fidelity® VIP Floating Rate High Income Portfolio	(Service Class 2)
(Initial Class)	Fidelity® VIP Health Care Portfolio (Service Class 2)
Fidelity® VIP Health Care Portfolio (Initial Class)	Prudential Government Income Portfolio***
Fidelity® VIP Industrials Portfolio (Initial Class)	Fidelity® VIP High Income Portfolio (Initial Class)***
A121

Note 1:    General (continued)

MFS® Investors Trust Series (Initial Class)***	DFA VA International Small Portfolio***
MFS® Utilities Series (Initial Class)***	DFA VA International Value Portfolio***
MFS® Value Series (Initial Class)***	ClearBridge Variable Aggressive Growth Portfolio
Vanguard Capital Growth Portfolio***	(Class I)***
Vanguard Diversified Value Portfolio***	ClearBridge Variable Appreciation Portfolio (Class I)***
Vanguard Equity Income Portfolio***	ClearBridge Variable Dividend Strategy Portfolio
Vanguard International Portfolio***	(Class I)***
American Funds IS Ultra-Short Bond Fund (Class 1)***	ClearBridge Variable Large Cap Growth Portfolio
BlackRock Advantage Large Cap Core V.I. Fund	(Class I)***
(Class I)***	QS Variable Conservative Growth (Class I) ***
BlackRock Large Cap Focus Growth V.I. Fund	QS Variable Growth (Class I)***
(Class I)***	QS Variable Moderate Growth (Class I)***
DFA VA Global Moderate Allocation Portfolio***	MFS® Technology Portfolio (Initial Class)***

*    Subaccount liquidated during the period ended December 31, 2020.
**    Subaccount was no longer available for investment as of December 31, 2020.
*** Subaccount was available for investment but had no assets as of December 31, 2020, and had no activity during 2020.
****    Subaccount was available for investment but had no assets as of December 31, 2020.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2020 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

Merger Date	Removed Portfolio	Surviving Portfolio
April 24, 2020	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
April 24, 2020	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
April 24, 2020	AST Managed Equity Portfolio	AST Government Money Market Portfolio
April 24, 2020	AST Managed Fixed Income Portfolio	AST Government Money Market Portfolio
April 24, 2020	AST Managed Alternatives Portfolio	AST Government Money Market Portfolio
August 14, 2020	AST AQR Emerging Markets Equity Portfolio	AST Emerging Markets Equity Portfolio
August 14, 2020	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio
August 14, 2020	AST FQ Absolute Return Currency Portfolio	AST Government Money Market Portfolio
August 14, 2020	AST Jennison Global Infrastructure Portfolio	AST Government Money Market Portfolio
August 14, 2020	AST Neuberger Berman Long/Short Portfolio	AST Government Money Market Portfolio
November 13, 2020	AST Templeton Global Bond Portfolio	AST Global Bond Portfolio
November 13, 2020	AST PIMCO Dynamic Bond Portfolio	AST Global Bond Portfolio
November 13, 2020	AST AB Global Bond Portfolio	AST Global Bond Portfolio
November 13, 2020	AST Goldman Sachs Global Income Portfolio	AST Global Bond Portfolio

A122

Note 1:    General (continued)

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the products and any optional benefits, if elected.

COVID-19 - Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets, and has adversely impacted, and may continue to adversely impact, the financial performance of the portfolios in which the subaccounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios, which may be materially adversely affected if the financial markets and/or the overall economy are impacted for an extended period.

Note 2:     Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the average cost method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:    Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per
A123

Note 3:    Fair Value Measurements (continued)
share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2020, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:    Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2020 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio (Class I)	$43,570,007	$39,717,936
Prudential Diversified Bond Portfolio	1,595,816	19,924,396
Prudential Equity Portfolio (Class I)	1,594,220	30,385,611
Prudential Flexible Managed Portfolio	21,710	1,487,362
Prudential Conservative Balanced Portfolio	562,329	1,923,772
Prudential Value Portfolio (Class I)	3,876,709	32,399,552
Prudential High Yield Bond Portfolio	2,763,586	20,789,214
Prudential Natural Resources Portfolio (Class I)	441,898	237,591
Prudential Stock Index Portfolio	81,891,195	63,069,809
Prudential Global Portfolio	625,683	8,937,943
Prudential Jennison Portfolio (Class I)	2,427,031	72,561,190
Prudential Small Capitalization Stock Portfolio	9,187,086	12,387,785
T. Rowe Price International Stock Portfolio	344,306	2,542,128
T. Rowe Price Equity Income Portfolio (Equity Income Class)	793,971	7,547,589
Invesco V.I. Core Equity Fund (Series I)	768,752	10,188,952
Janus Henderson VIT Research Portfolio (Institutional Shares)	342,976	10,046,606
Janus Henderson VIT Overseas Portfolio (Institutional Shares)	1,063,908	7,330,206
MFS® Research Series (Initial Class)	79,484	3,437,628
MFS® Growth Series (Initial Class)	1,200,577	12,179,141
American Century VP Value Fund (Class I)	690,285	3,941,785
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	1,390,223	6,202,630
Prudential Jennison 20/20 Focus Portfolio (Class I)	850,676	9,166,485
Davis Value Portfolio	97,536	3,838,459
AB VPS Large Cap Growth Portfolio (Class B)	759,716	2,830,994
Prudential SP Small Cap Value Portfolio (Class I)	3,945,925	12,198,451
Janus Henderson VIT Research Portfolio (Service Shares)	185,937	2,386,920
SP Prudential U.S. Emerging Growth Portfolio (Class I)	1,475,525	25,522,463
Prudential SP International Growth Portfolio (Class I)	1,236,497	6,503,557
A124

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
AST Cohen & Steers Realty Portfolio	$131,160,710	$139,531,661
AST J.P. Morgan Strategic Opportunities Portfolio	640,197,129	772,772,870
AST T. Rowe Price Large-Cap Value Portfolio	336,373,161	344,582,241
AST High Yield Portfolio	94,704,562	101,802,180
AST Small-Cap Growth Opportunities Portfolio	90,009,942	120,320,726
AST WEDGE Capital Mid-Cap Value Portfolio	64,501,155	63,784,947
AST Small-Cap Value Portfolio	77,385,084	77,402,501
AST Mid-Cap Growth Portfolio	264,853,780	348,456,319
AST Hotchkis & Wiley Large-Cap Value Portfolio	192,268,746	194,357,721
AST Loomis Sayles Large-Cap Growth Portfolio	159,455,959	243,712,973
AST MFS Growth Portfolio	117,484,197	131,817,972
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	205,393,178	200,076,069
AST BlackRock Low Duration Bond Portfolio	118,964,413	102,164,774
AST QMA US Equity Alpha Portfolio	133,884,265	151,497,098
AST T. Rowe Price Natural Resources Portfolio	172,847,506	159,367,456
AST T. Rowe Price Asset Allocation Portfolio	4,348,606,700	5,269,137,295
AST MFS Global Equity Portfolio	187,653,180	221,434,126
AST J.P. Morgan International Equity Portfolio	134,547,142	143,279,732
AST Templeton Global Bond Portfolio	75,963,319	246,453,459
AST Wellington Management Hedged Equity Portfolio	756,543,875	875,992,693
AST Capital Growth Asset Allocation Portfolio	3,758,955,784	4,329,114,075
AST Academic Strategies Asset Allocation Portfolio	1,784,930,727	1,947,873,513
AST Balanced Asset Allocation Portfolio	2,191,585,657	2,827,047,147
AST Preservation Asset Allocation Portfolio	1,504,936,846	1,765,355,207
AST Fidelity Institutional AM℠ Quantitative Portfolio	1,496,968,656	1,762,088,312
AST Prudential Growth Allocation Portfolio	7,601,949,766	8,525,184,199
AST Advanced Strategies Portfolio	2,503,762,404	3,061,943,831
AST T. Rowe Price Large-Cap Growth Portfolio	392,139,539	525,686,453
AST Government Money Market Portfolio	600,004,880	437,663,359
AST Small-Cap Growth Portfolio	134,179,983	178,946,905
AST BlackRock/Loomis Sayles Bond Portfolio	894,084,443	931,367,992
AST International Value Portfolio	66,666,490	68,591,339
AST International Growth Portfolio	111,988,370	145,873,139
AST Investment Grade Bond Portfolio	34,960,400,789	36,748,193,768
AST Western Asset Core Plus Bond Portfolio	741,833,165	771,719,163
AST Cohen & Steers Global Realty Portfolio	47,200,447	46,923,110
AST Emerging Markets Equity Portfolio	192,736,400	159,549,382
AST Goldman Sachs Small-Cap Value Portfolio	186,976,732	189,475,298
AST AllianzGI World Trends Portfolio	1,773,545,725	2,106,049,502
AST J.P. Morgan Global Thematic Portfolio	1,262,610,871	1,451,371,356
AST Goldman Sachs Multi-Asset Portfolio	1,203,023,396	1,350,924,037
ProFund VP Consumer Services	610,297	251,298
ProFund VP Consumer Goods	332,593	435,750
ProFund VP Financials	593,367	573,460
ProFund VP Health Care	1,429,779	929,480
ProFund VP Industrials	243,691	274,963
ProFund VP Mid-Cap Growth	513,465	368,222
ProFund VP Mid-Cap Value	325,641	311,452
A125

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
ProFund VP Real Estate	$235,592	$224,050
ProFund VP Small-Cap Growth	460,869	353,414
ProFund VP Small-Cap Value	143,389	142,351
ProFund VP Telecommunications	83,954	63,343
ProFund VP Utilities	258,411	324,474
ProFund VP Large-Cap Growth	480,243	531,585
ProFund VP Large-Cap Value	735,602	358,005
AST Jennison Large-Cap Growth Portfolio	192,812,707	165,375,176
AST Bond Portfolio 2020	14,770,946	61,510,248
AST Bond Portfolio 2021	52,517,775	24,930,465
Wells Fargo VT International Equity Fund (Class 1)	2,363	31,525
Wells Fargo VT Omega Growth Fund (Class 1)	1,281	165,634
Wells Fargo VT Small Cap Growth Fund (Class 1)	8,497	190,690
AST Bond Portfolio 2022	16,953,653	22,453,008
AST Quantitative Modeling Portfolio	134,508,941	273,465,054
AST BlackRock Global Strategies Portfolio	837,341,340	976,566,227
Wells Fargo VT Opportunity Fund (Class 1)	29,007	457,272
AST Prudential Core Bond Portfolio	261,750,844	198,819,086
AST Bond Portfolio 2023	6,166,375	8,024,624
AST MFS Growth Allocation Portfolio	569,395,920	481,030,013
AST Western Asset Emerging Markets Debt Portfolio	3,162,726	1,999,619
AST MFS Large-Cap Value Portfolio	117,107,888	99,635,697
AST Bond Portfolio 2024	11,859,297	15,477,353
AST AQR Emerging Markets Equity Portfolio	2,854,867	33,523,425
AST ClearBridge Dividend Growth Portfolio	102,907,841	101,830,588
AST Multi-Sector Fixed Income Portfolio	541,725,052	477,710,844
AST AQR Large-Cap Portfolio	1,956,436	24,630,442
AST Large-Cap Core Portfolio	26,968,722	6,881,227
AST Bond Portfolio 2025	20,026,772	27,285,641
AST T. Rowe Price Growth Opportunities Portfolio	2,090,632,635	1,934,596,955
AST Goldman Sachs Global Growth Allocation Portfolio	3,541,978	37,491,671
AST T. Rowe Price Diversified Real Growth Portfolio	47,329,485	13,034,985
AST Prudential Flexible Multi-Strategy Portfolio	28,973,533	11,320,729
AST Franklin Templeton K2 Global Absolute Return Portfolio	1,431,089	19,468,288
AST Managed Equity Portfolio	419,722	33,902,139
AST Managed Fixed Income Portfolio	318,770	37,509,322
AST FQ Absolute Return Currency Portfolio	139,779	2,933,361
AST Jennison Global Infrastructure Portfolio	691,113	8,172,089
AST PIMCO Dynamic Bond Portfolio	4,268,322	13,385,081
AST Legg Mason Diversified Growth Portfolio	372,568,018	367,437,890
AST Bond Portfolio 2026	19,171,902	52,091,334
AST AB Global Bond Portfolio	2,231,488	7,717,264
AST Goldman Sachs Global Income Portfolio	3,063,355	5,902,098
AST Global Bond Portfolio	198,743,701	4,057,032
AST Neuberger Berman Long/Short Portfolio	285,672	5,651,417
AST QMA International Core Equity Portfolio	2,031,240	1,379,834
AST Managed Alternatives Portfolio	83,936	9,585,245
Blackrock Global Allocation V.I. Fund (Class III)	9,885,752	7,053,584
A126

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	$3,729,397	$3,444,267
AST Bond Portfolio 2027	19,654,473	44,348,627
NVIT Emerging Markets Fund (Class D)	743,956	1,196,372
AST Bond Portfolio 2028	1,461,432	11,383,165
AST Bond Portfolio 2029	1,005,226	20,999,864
AST American Funds Growth Allocation Portfolio	715,045,374	556,177,178
AST Bond Portfolio 2030	174,391,746	150,647,389
AST BlackRock 80/20 Target Allocation ETF Portfolio	213,935,656	138,639,784
AST BlackRock 60/40 Target Allocation ETF Portfolio	134,853,458	78,605,377
AST Western Asset Corporate Bond Portfolio	3,312,504	302,574
AST T. Rowe Price Corporate Bond Portfolio	2,814,849	229,061
AST PIMCO Corporate Bond Portfolio	4,378,348	376,477
AST Prudential Corporate Bond Portfolio	6,158,410	782,674
AST BlackRock Corporate Bond Portfolio	3,722,553	235,931
AST Dimensional Global Core Allocation Portfolio	9,393,982	2,499,925
AST Bond Portfolio 2031	90,372,269	31,025,843
Fidelity® VIP Contrafund℠ Portfolio (Initial Class)	10,850	17
Fidelity® VIP Growth Opportunities Portfolio (Initial Class)	102,416	1,049
Fidelity® VIP Growth Portfolio (Initial Class)	25,663	105
Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)	50,094	103
MFS® New Discovery Series (Initial Class)	6,752	6
MFS® Total Return Series (Initial Class)	924,157	472
MFS® Total Return Bond Series (Initial Class)	56,525	125
Vanguard Equity Index Portfolio	48,473	141
Vanguard Global Bond Index	2,951	1
Vanguard Mid-Cap Index Portfolio	14,638	10
Vanguard Real Estate Index Portfolio	28,976	655
Vanguard Total Bond Market Index Portfolio	25,746	11
Vanguard Total International Stock Index Portfolio	68,337	60
Vanguard Total Stock Market Index Portfolio	237,317	135,608
Vanguard Balanced Portfolio	60,072	139
Vanguard Conservative Allocation Portfolio	71,557	157
Vanguard Growth Portfolio	9,761	45
Vanguard High Yield Bond Portfolio	6,000	9
Vanguard Moderate Allocation Portfolio	49,500	380
Vanguard Short-Term Investment Grade Portfolio	30,680	36
American Funds IS Asset Allocation Fund (Class 1)	279,482	514
American Funds IS Blue Chip Income and Growth Fund (Class 1)	80,407	1,333
American Funds IS Bond Fund (Class 1)	42,759	194
American Funds IS Growth Fund (Class 1)	322,496	6,419
American Funds IS Growth-Income Fund (Class 1)	24,186	40
American Funds IS U.S. Government/AAA-Rated Securities Fund (Class 1)	21,500	39
BlackRock Basic Value V.I. Fund (Class I)	278,589	601
BlackRock Capital Appreciation V.I. Fund (Class I)	48,686	24
BlackRock Equity Dividend V.I. Fund (Class I)	290,202	628
BlackRock Global Allocation V.I. Fund (Class I)	19,247	81
DFA VA Global Bond Portfolio	23,950	116
DFA VA Short-Term Fixed Portfolio	17,419	52
A127

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
DFA VA U.S. Large Value Portfolio	$15,000	$22
DFA VA U.S. Targeted Value Portfolio	7,947	3,781
Fidelity® VIP Balanced Portfolio (Initial Class)	113,051	261
Fidelity® VIP Consumer Discretionary Portfolio (Initial Class)	22,973	28,372
Fidelity® VIP Disciplined Small Cap Portfolio (Initial Class)	300,589	24,071
Fidelity® VIP Emerging Markets Portfolio (Initial Class)	6,887	2
Fidelity® VIP Financial Services Portfolio (Initial Class)	24,456	28,596
Fidelity® VIP Floating Rate High Income Portfolio (Initial Class)	10,886	49
Fidelity® VIP Health Care Portfolio (Initial Class)	5,055	1
Fidelity® VIP Industrials Portfolio (Initial Class)	3,484	10
Fidelity® VIP International Capital Appreciation Portfolio (Initial Class)	28,339	113
Fidelity® VIP Mid Cap Portfolio (Initial Class)	325,111	47,194
Fidelity® VIP Strategic Income Portfolio (Initial Class)	36,989	22,329
Fidelity® VIP Technology Portfolio (Initial Class)	54,637	58,388
Fidelity® VIP Utilities Portfolio (Initial Class)	22,443	25,485
ClearBridge Variable Mid Cap Portfolio (Class I)	4,721	207
ClearBridge Variable Small Cap Growth Portfolio (Class I)	284,396	634
Western Asset Core Plus VIT Portfolio (Class I)	131,900	769
Western Asset Variable Global High Yield Bond Portfolio (Class I)	8,956	27
MFS® Mid Cap Growth Series (Initial Class)	13,091	218
MFS® International Intrinsic Value Portfolio (Initial Class)	61,151	138
MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)	5,047	1
MFS® International Growth Portfolio (Service Shares)	751,732	43,994
MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares)	364,693	54,562
MFS® Technology Portfolio (Service Shares)	7,196,713	497,423
MFS® Investors Trust Series (Service Shares)	190,236	62,392
MFS® Mid Cap Growth Series (Service Shares)	3,018,317	115,803
MFS® New Discovery Series (Service Shares)	1,310,514	147,724
MFS® Research Series (Service Shares)	252,720	10,815
MFS® Total Return Bond Series (Service Shares)	7,434,302	660,348
MFS® Total Return Series (Service Shares)	3,540,506	79,354
MFS® Utilities Series (Service Shares)	1,824,910	263,834
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	1,529,267	192,095
American Funds IS Asset Allocation Fund (Class 4)	4,240,706	35,471
American Funds IS Blue Chip Income and Growth Fund (Class 4)	899,192	25,393
American Funds IS Bond Fund (Class 4)	944,212	5,722
American Funds IS Global Growth and Income Fund (Class 4)	582,699	1,529
American Funds IS Global Small Capitalization Fund (Class 4)	259,451	4,298
American Funds IS Growth Fund (Class 4)	2,074,222	84,993
American Funds IS Growth-Income Fund (Class 4)	1,020,601	43,591
American Funds IS International Fund (Class 4)	212,246	14,693
American Funds IS New World Fund® (Class 4)	702,888	38,829
BlackRock Advantage Large Cap Core V.I. Fund (Class III)	386,372	26,713
BlackRock Advantage Large Cap Value V.I. Fund (Class III)	276,240	23,564
BlackRock Basic Value V.I. Fund (Class III)	21,570	11
BlackRock Capital Appreciation V.I. Fund (Class III)	194,426	2,784
BlackRock Equity Dividend V.I. Fund (Class III)	631,526	51,379
BlackRock Large Cap Focus Growth V.I. Fund (Class III)	310,573	12,520
A128

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
Fidelity® VIP Balanced Portfolio (Service Class 2)	$3,691,577	$90,832
Fidelity® VIP Growth Opportunities Portfolio (Service Class 2)	3,197,908	23,126
Fidelity® VIP Health Care Portfolio (Service Class 2)	1,933,041	14,222

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and QMA LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of

A129

Note 6:    Related Party Transactions (continued)
customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund and the Advanced Series Trust. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of Prudential Financial violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

Note 7:    Financial Highlights

Pruco Life sells a number of variable annuity products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Pruco Life and funded through the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available contract options offered by Pruco Life.
A130

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio (Class I)
December 31, 2020	63,611	$0.87	to	$10.05	$75,655	0.29%	0.25%	to	2.00%	-1.71%	to	0.05%
December 31, 2019	62,646	$0.89	to	$9.84	$71,589	1.91%	1.00%	to	2.00%	-0.11%	to	0.91%
December 31, 2018	68,162	$0.89	to	$9.75	$77,267	1.51%	1.00%	to	2.00%	-0.44%	to	0.52%
December 31, 2017	72,665	$0.89	to	$9.70	$82,409	0.55%	1.00%	to	2.00%	-1.41%	to	-0.44%
December 31, 2016	84,822	$0.91	to	$9.74	$96,411	0.09%	1.00%	to	2.00%	-1.92%	to	-0.90%

	Prudential Diversified Bond Portfolio
December 31, 2020	35,328	$2.56	to	$10.45	$111,321	0.00%	0.50%	to	1.65%	4.20%	to	7.01%
December 31, 2019	40,889	$2.40	to	$2.95	$120,445	0.00%	1.35%	to	1.65%	9.10%	to	9.42%
December 31, 2018	45,953	$2.20	to	$2.70	$123,735	0.00%	1.35%	to	1.65%	-1.78%	to	-1.49%
December 31, 2017	51,465	$2.24	to	$2.74	$140,780	0.00%	1.35%	to	1.65%	5.27%	to	5.58%
December 31, 2016	57,301	$2.12	to	$2.60	$148,549	0.00%	1.35%	to	1.65%	3.88%	to	4.19%

	Prudential Equity Portfolio (Class I)
December 31, 2020	31,434	$3.43	to	$12.22	$173,977	0.00%	0.35%	to	2.00%	26.47%	to	27.28%
December 31, 2019	37,340	$2.70	to	$4.70	$161,984	0.00%	1.35%	to	2.00%	26.36%	to	27.17%
December 31, 2018	42,506	$2.13	to	$3.70	$145,112	0.00%	1.35%	to	2.00%	-6.73%	to	-6.13%
December 31, 2017	48,485	$2.28	to	$3.94	$176,690	0.00%	1.35%	to	2.00%	23.32%	to	24.11%
December 31, 2016	55,260	$1.84	to	$3.18	$162,271	0.00%	1.35%	to	2.00%	1.74%	to	2.39%

	Prudential Flexible Managed Portfolio
December 31, 2020	2,239	$4.04	to	$4.04	$9,057	0.00%	1.40%	to	1.40%	8.07%	to	8.07%
December 31, 2019	2,618	$3.74	to	$3.74	$9,799	0.00%	1.40%	to	1.40%	18.21%	to	18.21%
December 31, 2018	2,932	$3.17	to	$3.17	$9,283	0.00%	1.40%	to	1.40%	-5.52%	to	-5.52%
December 31, 2017	3,315	$3.35	to	$3.35	$11,108	0.00%	1.40%	to	1.40%	13.39%	to	13.39%
December 31, 2016	3,816	$2.96	to	$2.96	$11,278	0.00%	1.40%	to	1.40%	7.02%	to	7.02%

	Prudential Conservative Balanced Portfolio
December 31, 2020	2,977	$3.69	to	$10.79	$11,081	0.00%	0.50%	to	1.40%	9.74%	to	9.89%
December 31, 2019	3,375	$3.36	to	$3.36	$11,341	0.00%	1.40%	to	1.40%	16.85%	to	16.85%
December 31, 2018	3,926	$2.88	to	$2.88	$11,290	0.00%	1.40%	to	1.40%	-3.82%	to	-3.82%
December 31, 2017	4,680	$2.99	to	$2.99	$13,995	0.00%	1.40%	to	1.40%	10.82%	to	10.82%
December 31, 2016	5,307	$2.70	to	$2.70	$14,319	0.00%	1.40%	to	1.40%	5.80%	to	5.80%

	Prudential Value Portfolio (Class I)
December 31, 2020	46,148	$2.54	to	$10.29	$176,782	0.00%	0.35%	to	2.00%	1.55%	to	6.02%
December 31, 2019	53,910	$2.50	to	$5.13	$201,569	0.00%	1.35%	to	2.00%	23.59%	to	24.38%
December 31, 2018	61,203	$2.02	to	$4.13	$184,022	0.00%	1.35%	to	2.00%	-11.66%	to	-11.09%
December 31, 2017	69,321	$2.28	to	$4.64	$234,532	0.00%	1.35%	to	2.00%	14.70%	to	15.43%
December 31, 2016	78,962	$1.99	to	$4.03	$231,803	0.00%	1.35%	to	2.00%	9.22%	to	9.92%

	Prudential High Yield Bond Portfolio
December 31, 2020	19,359	$2.85	to	$20.21	$112,672	0.00%	0.40%	to	2.00%	5.01%	to	6.56%
December 31, 2019	22,359	$2.70	to	$19.13	$123,608	0.00%	1.35%	to	2.00%	14.05%	to	14.78%
December 31, 2018	25,233	$2.36	to	$16.68	$121,953	2.92%	1.35%	to	2.00%	-3.21%	to	-2.58%
December 31, 2017	28,650	$2.43	to	$17.13	$142,013	6.08%	1.35%	to	2.00%	5.70%	to	6.39%
December 31, 2016	31,834	$2.29	to	$16.11	$148,803	6.44%	1.35%	to	2.00%	13.97%	to	14.69%

	Prudential Natural Resources Portfolio (Class I)
December 31, 2020	491	$5.17	to	$11.59	$2,772	0.00%	0.35%	to	1.40%	10.73%	to	21.00%
December 31, 2019	500	$4.67	to	$4.67	$2,335	0.00%	1.40%	to	1.40%	9.16%	to	9.16%
December 31, 2018	567	$4.28	to	$4.28	$2,428	0.00%	1.40%	to	1.40%	-19.21%	to	-19.21%
December 31, 2017	618	$5.30	to	$5.30	$3,270	0.00%	1.40%	to	1.40%	-1.56%	to	-1.56%
December 31, 2016	681	$5.38	to	$5.38	$3,665	0.00%	1.40%	to	1.40%	23.63%	to	23.63%

	Prudential Stock Index Portfolio
December 31, 2020	63,156	$2.60	to	$14.49	$418,550	0.00%	0.35%	to	2.00%	15.76%	to	17.66%
December 31, 2019	66,893	$2.24	to	$12.34	$334,880	0.00%	0.35%	to	2.00%	8.05%	to	30.35%
December 31, 2018	72,392	$1.74	to	$9.47	$255,597	0.00%	0.55%	to	2.00%	-6.50%	to	-4.55%
December 31, 2017	79,672	$1.86	to	$4.31	$286,798	1.59%	1.35%	to	2.00%	19.09%	to	19.85%
December 31, 2016	91,196	$1.55	to	$3.60	$273,088	1.84%	1.35%	to	2.00%	9.64%	to	10.34%
A131

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Global Portfolio
December 31, 2020	13,540	$1.97	to	$4.41	$52,146	0.00%	1.35%	to	2.00%	13.56%	to	14.29%
December 31, 2019	15,990	$1.73	to	$3.86	$53,522	0.00%	1.35%	to	2.00%	27.84%	to	28.66%
December 31, 2018	17,863	$1.35	to	$3.00	$46,310	0.00%	1.35%	to	2.00%	-9.14%	to	-8.55%
December 31, 2017	20,167	$1.48	to	$3.28	$57,220	0.00%	1.35%	to	2.00%	22.40%	to	23.19%
December 31, 2016	22,600	$1.21	to	$2.67	$52,073	0.00%	1.35%	to	2.00%	2.40%	to	3.06%

	Prudential Jennison Portfolio (Class I)
December 31, 2020	44,193	$3.39	to	$14.08	$367,736	0.00%	0.50%	to	2.00%	46.86%	to	54.12%
December 31, 2019	54,683	$2.20	to	$6.56	$292,761	0.00%	1.35%	to	2.00%	30.73%	to	31.57%
December 31, 2018	62,606	$1.68	to	$4.99	$254,461	0.00%	1.35%	to	2.00%	-2.73%	to	-2.11%
December 31, 2017	70,792	$1.72	to	$5.10	$294,436	0.00%	1.35%	to	2.00%	34.02%	to	34.88%
December 31, 2016	80,340	$1.28	to	$3.78	$247,239	0.00%	1.35%	to	2.00%	-2.84%	to	-2.22%

	Prudential Small Capitalization Stock Portfolio
December 31, 2020	8,149	$5.43	to	$11.93	$67,814	0.00%	0.35%	to	1.95%	8.83%	to	15.11%
December 31, 2019	8,817	$4.97	to	$10.80	$64,099	0.00%	0.35%	to	1.95%	4.55%	to	21.75%
December 31, 2018	9,177	$4.13	to	$8.87	$52,737	0.00%	0.55%	to	1.95%	-11.28%	to	-9.95%
December 31, 2017	9,680	$4.60	to	$7.06	$59,097	0.00%	1.35%	to	1.65%	11.17%	to	11.50%
December 31, 2016	10,868	$4.14	to	$6.33	$59,542	0.00%	1.35%	to	1.65%	24.46%	to	24.82%

	T. Rowe Price International Stock Portfolio
December 31, 2020	7,401	$1.74	to	$2.43	$17,760	0.56%	1.35%	to	1.65%	12.59%	to	12.93%
December 31, 2019	8,321	$1.54	to	$2.15	$17,711	2.34%	1.35%	to	1.65%	25.69%	to	26.07%
December 31, 2018	9,118	$1.23	to	$1.71	$15,414	1.28%	1.35%	to	1.65%	-15.61%	to	-15.36%
December 31, 2017	10,240	$1.46	to	$2.02	$20,483	1.10%	1.35%	to	1.65%	25.82%	to	26.19%
December 31, 2016	10,887	$1.16	to	$1.60	$17,264	1.04%	1.35%	to	1.65%	0.47%	to	0.77%

	T. Rowe Price Equity Income Portfolio (Equity Income Class)
December 31, 2020	10,587	$2.82	to	$4.48	$47,263	2.32%	1.35%	to	1.65%	-0.46%	to	-0.17%
December 31, 2019	12,151	$2.84	to	$4.48	$54,376	2.29%	1.35%	to	1.65%	24.35%	to	24.71%
December 31, 2018	14,040	$2.28	to	$3.60	$50,313	1.97%	1.35%	to	1.65%	-10.98%	to	-10.71%
December 31, 2017	16,255	$2.56	to	$4.03	$65,251	1.72%	1.35%	to	1.65%	14.15%	to	14.48%
December 31, 2016	18,852	$2.25	to	$3.52	$66,114	2.32%	1.35%	to	1.65%	17.24%	to	17.59%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2020	15,938	$2.02	to	$3.92	$61,367	1.31%	1.35%	to	1.65%	12.00%	to	12.33%
December 31, 2019	18,482	$1.80	to	$3.49	$63,440	0.93%	1.35%	to	1.65%	26.87%	to	27.25%
December 31, 2018	21,230	$1.42	to	$2.75	$57,041	0.88%	1.35%	to	1.65%	-10.88%	to	-10.61%
December 31, 2017	23,685	$1.59	to	$3.08	$71,342	1.02%	1.35%	to	1.65%	11.34%	to	11.67%
December 31, 2016	26,486	$1.43	to	$2.76	$71,610	0.75%	1.35%	to	1.65%	8.48%	to	8.81%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2020	10,970	$2.62	to	$5.57	$60,007	0.53%	1.35%	to	1.65%	30.80%	to	31.18%
December 31, 2019	12,904	$2.00	to	$4.25	$53,895	0.45%	1.35%	to	1.65%	33.33%	to	33.72%
December 31, 2018	14,982	$1.50	to	$3.18	$46,478	0.54%	1.35%	to	1.65%	-4.17%	to	-3.88%
December 31, 2017	17,051	$1.57	to	$3.31	$55,171	0.39%	1.35%	to	1.65%	25.81%	to	26.18%
December 31, 2016	19,342	$1.24	to	$2.62	$49,711	0.53%	1.35%	to	1.65%	-1.13%	to	-0.84%

	Janus Henderson VIT Overseas Portfolio (Institutional Shares)
December 31, 2020	11,790	$2.35	to	$4.33	$50,513	1.35%	1.35%	to	1.65%	14.41%	to	14.75%
December 31, 2019	13,412	$2.05	to	$3.78	$50,130	1.89%	1.35%	to	1.65%	24.96%	to	25.33%
December 31, 2018	15,253	$1.64	to	$3.02	$45,259	1.73%	1.35%	to	1.65%	-16.33%	to	-16.09%
December 31, 2017	16,962	$1.96	to	$3.60	$60,057	1.64%	1.35%	to	1.65%	29.00%	to	29.38%
December 31, 2016	18,983	$1.52	to	$2.78	$52,039	5.03%	1.35%	to	1.65%	-7.96%	to	-7.70%

	MFS® Research Series (Initial Class)
December 31, 2020	3,265	$2.96	to	$4.91	$15,961	0.71%	1.35%	to	1.65%	14.70%	to	15.04%
December 31, 2019	3,984	$2.58	to	$4.27	$16,946	0.78%	1.35%	to	1.65%	30.79%	to	31.18%
December 31, 2018	4,671	$1.98	to	$3.26	$15,159	0.69%	1.35%	to	1.65%	-5.93%	to	-5.65%
December 31, 2017	5,304	$2.10	to	$3.46	$18,258	1.35%	1.35%	to	1.65%	21.37%	to	21.73%
December 31, 2016	6,000	$1.73	to	$2.84	$16,979	0.78%	1.35%	to	1.65%	6.98%	to	7.29%
A132

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® Growth Series (Initial Class)
December 31, 2020	10,743	$3.63	to	$6.92	$74,028	0.00%	1.35%	to	1.65%	29.72%	to	30.10%
December 31, 2019	12,438	$2.80	to	$5.32	$65,895	0.00%	1.35%	to	1.65%	35.91%	to	36.31%
December 31, 2018	14,096	$2.06	to	$3.91	$54,733	0.09%	1.35%	to	1.65%	0.99%	to	1.29%
December 31, 2017	15,863	$2.04	to	$3.86	$60,861	0.10%	1.35%	to	1.65%	29.28%	to	29.66%
December 31, 2016	17,677	$1.58	to	$2.98	$52,348	0.04%	1.35%	to	1.65%	0.78%	to	1.08%

	American Century VP Value Fund (Class I)
December 31, 2020	4,347	$3.53	to	$4.38	$18,931	2.28%	1.35%	to	1.65%	-0.66%	to	-0.37%
December 31, 2019	5,157	$3.56	to	$4.40	$22,558	2.11%	1.35%	to	1.65%	24.97%	to	25.34%
December 31, 2018	5,697	$2.85	to	$3.51	$19,901	1.63%	1.35%	to	1.65%	-10.63%	to	-10.37%
December 31, 2017	6,738	$3.19	to	$3.92	$26,279	1.64%	1.35%	to	1.65%	6.98%	to	7.30%
December 31, 2016	7,562	$2.98	to	$3.65	$27,509	1.74%	1.35%	to	1.65%	18.53%	to	18.88%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2020	4,762	$3.46	to	$6.12	$28,341	0.00%	1.35%	to	1.65%	52.58%	to	53.03%
December 31, 2019	5,769	$2.27	to	$4.00	$22,472	0.00%	1.35%	to	1.65%	29.30%	to	29.68%
December 31, 2018	6,616	$1.75	to	$3.09	$19,925	0.00%	1.35%	to	1.65%	-6.92%	to	-6.64%
December 31, 2017	7,437	$1.88	to	$3.31	$24,043	0.00%	1.35%	to	1.65%	19.43%	to	19.79%
December 31, 2016	8,208	$1.58	to	$2.76	$22,199	0.00%	1.35%	to	1.65%	2.49%	to	2.79%

	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2020	8,380	$4.68	to	$5.08	$42,559	0.00%	1.35%	to	1.65%	28.80%	to	29.18%
December 31, 2019	10,237	$3.63	to	$3.94	$40,233	0.00%	1.35%	to	1.65%	26.83%	to	27.21%
December 31, 2018	11,616	$2.87	to	$3.09	$35,914	0.00%	1.35%	to	1.65%	-6.90%	to	-6.62%
December 31, 2017	13,523	$3.08	to	$3.32	$44,792	0.00%	1.35%	to	1.65%	28.18%	to	28.56%
December 31, 2016	15,618	$2.40	to	$2.58	$40,266	0.00%	1.35%	to	1.65%	-0.04%	to	0.27%

	Davis Value Portfolio
December 31, 2020	7,837	$2.46	to	$2.61	$20,215	0.68%	1.35%	to	1.65%	9.91%	to	10.23%
December 31, 2019	9,411	$2.23	to	$2.37	$22,038	1.53%	1.35%	to	1.65%	29.04%	to	29.42%
December 31, 2018	10,765	$1.73	to	$1.83	$19,489	0.81%	1.35%	to	1.65%	-15.02%	to	-14.76%
December 31, 2017	12,130	$2.04	to	$2.15	$25,779	0.74%	1.35%	to	1.65%	20.64%	to	21.00%
December 31, 2016	13,699	$1.69	to	$1.77	$24,077	1.23%	1.35%	to	1.65%	10.07%	to	10.39%

	AB VPS Large Cap Growth Portfolio (Class B)
December 31, 2020	3,771	$2.51	to	$2.67	$9,931	0.00%	1.35%	to	1.65%	32.95%	to	33.35%
December 31, 2019	4,604	$1.89	to	$2.00	$9,102	0.00%	1.35%	to	1.65%	32.18%	to	32.57%
December 31, 2018	5,260	$1.43	to	$1.51	$7,847	0.00%	1.35%	to	1.65%	0.65%	to	0.95%
December 31, 2017	5,895	$1.42	to	$1.49	$8,716	0.00%	1.35%	to	1.65%	29.55%	to	29.92%
December 31, 2016	5,898	$1.09	to	$1.15	$6,715	0.00%	1.35%	to	1.65%	0.70%	to	1.00%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2020	19,333	$2.76	to	$10.34	$67,045	0.00%	0.40%	to	2.00%	-0.10%	to	6.65%
December 31, 2019	21,777	$2.76	to	$3.79	$75,215	0.00%	1.35%	to	2.00%	20.37%	to	21.15%
December 31, 2018	24,057	$2.29	to	$3.13	$68,759	0.00%	1.35%	to	2.00%	-15.49%	to	-14.95%
December 31, 2017	26,956	$2.71	to	$3.69	$90,794	0.00%	1.35%	to	2.00%	10.00%	to	10.70%
December 31, 2016	30,664	$2.46	to	$3.33	$93,506	0.00%	1.35%	to	2.00%	23.00%	to	23.79%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2020	3,104	$2.12	to	$4.87	$10,649	0.35%	1.40%	to	2.00%	29.98%	to	30.75%
December 31, 2019	3,816	$1.63	to	$3.73	$10,042	0.30%	1.40%	to	2.00%	32.57%	to	33.36%
December 31, 2018	4,362	$1.22	to	$2.79	$8,623	0.36%	1.40%	to	2.00%	-4.75%	to	-4.19%
December 31, 2017	4,943	$1.28	to	$2.92	$10,326	0.24%	1.40%	to	2.00%	25.06%	to	25.80%
December 31, 2016	5,449	$1.02	to	$2.32	$9,067	0.38%	1.40%	to	2.00%	-1.69%	to	-1.10%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2020	18,627	$3.70	to	$13.62	$112,875	0.00%	0.40%	to	2.00%	40.63%	to	45.51%
December 31, 2019	23,411	$2.55	to	$5.80	$97,759	0.00%	1.35%	to	2.00%	35.01%	to	35.88%
December 31, 2018	27,121	$1.89	to	$4.27	$83,325	0.00%	1.35%	to	2.00%	-9.66%	to	-9.08%
December 31, 2017	31,152	$2.08	to	$4.70	$105,906	0.00%	1.35%	to	2.00%	20.04%	to	20.81%
December 31, 2016	35,035	$1.73	to	$3.89	$98,683	0.00%	1.35%	to	2.00%	2.28%	to	2.93%
A133

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential SP International Growth Portfolio (Class I)
December 31, 2020	11,417	$1.54	to	$3.92	$32,180	0.00%	1.40%	to	2.00%	29.52%	to	30.29%
December 31, 2019	13,518	$1.19	to	$3.01	$29,335	0.00%	1.40%	to	2.00%	29.79%	to	30.56%
December 31, 2018	15,124	$0.91	to	$2.30	$25,293	0.00%	1.40%	to	2.00%	-14.53%	to	-14.02%
December 31, 2017	16,536	$1.06	to	$2.68	$32,257	0.00%	1.40%	to	2.00%	33.16%	to	33.95%
December 31, 2016	18,568	$0.80	to	$2.00	$27,188	0.00%	1.40%	to	2.00%	-5.47%	to	-4.91%

	AST Cohen & Steers Realty Portfolio
December 31, 2020	10,060	$9.87	to	$35.58	$223,300	0.00%	0.35%	to	3.25%	-6.00%	to	-3.18%
December 31, 2019	10,352	$10.22	to	$37.33	$243,120	0.00%	0.35%	to	3.25%	1.14%	to	30.49%
December 31, 2018	10,466	$10.86	to	$29.01	$191,487	0.00%	0.55%	to	3.25%	-7.87%	to	-5.28%
December 31, 2017	12,441	$11.50	to	$31.05	$243,725	0.00%	0.55%	to	3.25%	2.80%	to	5.66%
December 31, 2016	12,696	$10.92	to	$29.79	$239,515	0.00%	0.55%	to	3.25%	1.42%	to	4.24%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2020	87,356	$12.02	to	$19.31	$1,414,008	0.00%	0.35%	to	3.25%	7.73%	to	10.96%
December 31, 2019	96,113	$10.84	to	$17.59	$1,414,259	0.00%	0.35%	to	3.25%	8.30%	to	13.98%
December 31, 2018	95,363	$11.52	to	$15.56	$1,245,804	0.00%	0.55%	to	3.25%	-8.23%	to	-5.65%
December 31, 2017	111,352	$12.45	to	$16.63	$1,564,163	0.00%	0.55%	to	3.25%	8.51%	to	11.53%
December 31, 2016	116,489	$11.26	to	$15.04	$1,487,767	0.00%	0.55%	to	3.25%	0.47%	to	3.27%

	AST T. Rowe Price Large-Cap Value Portfolio
December 31, 2020	40,083	$10.75	to	$24.17	$722,108	0.00%	0.35%	to	3.25%	-1.23%	to	1.73%
December 31, 2019	40,565	$10.60	to	$24.14	$726,342	0.00%	0.35%	to	3.25%	6.16%	to	25.28%
December 31, 2018	8,217	$10.15	to	$19.53	$119,811	0.00%	0.55%	to	3.25%	-12.66%	to	-10.21%
December 31, 2017	8,178	$11.32	to	$22.06	$134,367	0.00%	0.55%	to	3.25%	12.78%	to	15.91%
December 31, 2016	7,875	$9.78	to	$19.29	$113,488	0.00%	0.55%	to	3.25%	2.69%	to	5.55%

	AST High Yield Portfolio
December 31, 2020	13,874	$10.44	to	$20.60	$222,486	0.00%	0.35%	to	3.25%	-0.70%	to	2.28%
December 31, 2019	13,888	$10.24	to	$20.46	$223,392	0.00%	0.35%	to	3.25%	2.23%	to	14.66%
December 31, 2018	12,898	$11.29	to	$18.09	$183,296	0.00%	0.55%	to	3.25%	-5.19%	to	-2.53%
December 31, 2017	14,829	$11.59	to	$18.82	$219,287	0.00%	0.55%	to	3.25%	3.99%	to	6.88%
December 31, 2016	14,421	$10.86	to	$17.85	$202,254	0.00%	0.55%	to	3.25%	11.66%	to	14.76%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2020	6,330	$14.64	to	$49.23	$214,364	0.00%	0.35%	to	2.95%	31.31%	to	34.71%
December 31, 2019	7,452	$10.90	to	$37.13	$193,371	0.00%	0.48%	to	3.25%	8.73%	to	35.73%
December 31, 2018	7,551	$10.82	to	$27.73	$146,258	0.00%	0.55%	to	3.25%	-13.76%	to	-11.34%
December 31, 2017	8,199	$12.22	to	$31.72	$181,631	0.00%	0.55%	to	3.25%	23.55%	to	26.99%
December 31, 2016	7,974	$9.64	to	$25.32	$141,144	0.00%	0.55%	to	3.25%	4.21%	to	7.11%

	AST WEDGE Capital Mid-Cap Value Portfolio
December 31, 2020	5,021	$9.56	to	$27.24	$98,039	0.00%	0.35%	to	3.25%	-8.88%	to	-6.14%
December 31, 2019	4,833	$10.22	to	$29.48	$101,715	0.00%	0.35%	to	3.25%	1.67%	to	18.49%
December 31, 2018	4,673	$10.58	to	$25.23	$83,510	0.00%	0.55%	to	3.25%	-19.26%	to	-16.99%
December 31, 2017	5,461	$12.78	to	$30.81	$119,136	0.00%	0.55%	to	3.25%	14.69%	to	17.88%
December 31, 2016	5,669	$10.88	to	$26.50	$106,317	0.00%	0.55%	to	3.25%	10.30%	to	13.37%

	AST Small-Cap Value Portfolio
December 31, 2020	6,132	$10.41	to	$28.72	$126,028	0.00%	0.35%	to	3.25%	-2.42%	to	0.51%
December 31, 2019	6,037	$10.35	to	$29.03	$126,086	0.00%	0.35%	to	3.25%	3.90%	to	21.31%
December 31, 2018	5,875	$11.20	to	$24.26	$101,852	0.00%	0.55%	to	3.25%	-19.79%	to	-17.53%
December 31, 2017	6,775	$13.62	to	$29.83	$144,480	0.00%	0.55%	to	3.25%	3.87%	to	6.76%
December 31, 2016	6,921	$12.80	to	$28.33	$139,960	0.00%	0.55%	to	3.25%	25.02%	to	28.49%

	AST Mid-Cap Growth Portfolio
December 31, 2020	21,152	$13.91	to	$45.77	$694,961	0.00%	0.35%	to	3.25%	30.46%	to	34.37%
December 31, 2019	24,558	$10.39	to	$34.61	$614,786	0.00%	0.35%	to	3.25%	3.60%	to	29.44%
December 31, 2018	25,757	$11.84	to	$27.11	$503,319	0.00%	0.55%	to	3.25%	-7.48%	to	-4.88%
December 31, 2017	29,239	$12.49	to	$28.89	$608,567	0.00%	0.55%	to	3.25%	22.97%	to	26.39%
December 31, 2016	29,784	$9.91	to	$23.18	$496,877	0.00%	0.55%	to	3.25%	-1.65%	to	1.09%
A134

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2020	20,701	$10.63	to	$30.51	$456,871	0.00%	0.35%	to	2.95%	-2.60%	to	-0.08%
December 31, 2019	20,480	$10.67	to	$31.02	$458,129	0.00%	0.35%	to	3.25%	6.16%	to	28.81%
December 31, 2018	21,289	$11.60	to	$24.42	$371,822	0.00%	0.55%	to	3.25%	-16.96%	to	-14.63%
December 31, 2017	22,705	$13.63	to	$29.00	$467,505	0.00%	0.55%	to	3.25%	15.33%	to	18.54%
December 31, 2016	23,496	$11.53	to	$24.81	$411,063	0.00%	0.55%	to	3.25%	16.00%	to	19.23%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2020	11,729	$14.06	to	$53.96	$463,953	0.00%	0.35%	to	3.25%	27.32%	to	31.13%
December 31, 2019	14,351	$10.76	to	$41.81	$443,267	0.00%	0.35%	to	3.25%	8.21%	to	30.91%
December 31, 2018	15,298	$14.30	to	$32.38	$365,724	0.00%	0.55%	to	3.25%	-5.87%	to	-3.23%
December 31, 2017	18,619	$14.82	to	$33.93	$466,163	0.00%	0.55%	to	3.25%	28.68%	to	32.26%
December 31, 2016	20,369	$11.24	to	$26.01	$390,226	0.00%	0.55%	to	3.25%	2.15%	to	5.00%

	AST MFS Growth Portfolio
December 31, 2020	7,886	$13.89	to	$50.33	$293,573	0.00%	0.35%	to	2.95%	26.74%	to	30.02%
December 31, 2019	7,964	$10.72	to	$39.33	$241,787	0.00%	0.48%	to	3.25%	7.58%	to	37.02%
December 31, 2018	7,728	$13.95	to	$29.10	$176,703	0.00%	0.55%	to	3.25%	-1.19%	to	1.59%
December 31, 2017	7,414	$13.78	to	$29.05	$170,338	0.00%	0.55%	to	3.25%	26.47%	to	29.99%
December 31, 2016	7,161	$10.63	to	$22.66	$127,817	0.00%	0.55%	to	3.25%	-1.39%	to	1.35%

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
December 31, 2020	16,157	$10.06	to	$32.02	$340,471	0.00%	0.35%	to	3.25%	-4.98%	to	-2.13%
December 31, 2019	15,686	$10.28	to	$33.24	$344,588	0.00%	0.35%	to	3.25%	2.85%	to	20.35%
December 31, 2018	14,849	$10.61	to	$28.00	$275,012	0.00%	0.55%	to	3.25%	-19.17%	to	-16.90%
December 31, 2017	16,836	$12.81	to	$34.17	$381,807	0.00%	0.55%	to	3.25%	10.10%	to	13.16%
December 31, 2016	16,396	$11.35	to	$30.61	$334,007	0.00%	0.55%	to	3.25%	14.40%	to	17.58%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2020	19,290	$8.42	to	$12.63	$203,814	0.00%	0.35%	to	3.25%	-0.77%	to	2.20%
December 31, 2019	17,476	$8.49	to	$12.46	$181,540	0.00%	0.35%	to	3.25%	0.70%	to	4.05%
December 31, 2018	15,418	$8.38	to	$12.05	$154,769	0.00%	0.55%	to	3.25%	-2.55%	to	0.19%
December 31, 2017	16,298	$8.60	to	$12.10	$164,924	0.00%	0.55%	to	3.25%	-1.59%	to	1.15%
December 31, 2016	15,963	$8.74	to	$12.03	$161,562	0.00%	0.55%	to	3.25%	-1.66%	to	1.08%

	AST QMA US Equity Alpha Portfolio
December 31, 2020	8,719	$10.18	to	$35.67	$224,029	0.00%	0.35%	to	3.25%	-8.27%	to	-5.52%
December 31, 2019	9,514	$10.81	to	$38.35	$265,594	0.00%	0.35%	to	3.25%	8.35%	to	23.78%
December 31, 2018	9,828	$13.04	to	$31.42	$223,948	0.00%	0.55%	to	3.25%	-11.22%	to	-8.72%
December 31, 2017	10,875	$14.33	to	$34.90	$275,319	0.00%	0.55%	to	3.25%	18.29%	to	21.58%
December 31, 2016	10,551	$11.82	to	$29.10	$222,962	0.00%	0.55%	to	3.25%	11.12%	to	14.21%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2020	23,647	$8.04	to	$13.78	$236,498	0.00%	0.35%	to	3.25%	-5.40%	to	-2.56%
December 31, 2019	22,956	$8.49	to	$14.29	$236,498	0.00%	0.48%	to	3.25%	4.54%	to	16.22%
December 31, 2018	20,119	$7.33	to	$12.40	$180,098	0.00%	0.55%	to	3.25%	-19.38%	to	-17.11%
December 31, 2017	26,241	$8.87	to	$15.09	$285,152	0.00%	0.55%	to	3.25%	6.73%	to	9.70%
December 31, 2016	26,455	$8.11	to	$13.87	$265,263	0.00%	0.55%	to	3.25%	20.58%	to	23.93%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2020	574,902	$12.52	to	$25.10	$11,461,948	0.00%	0.35%	to	3.25%	8.88%	to	12.14%
December 31, 2019	633,579	$11.16	to	$22.74	$11,362,924	0.00%	0.35%	to	3.25%	11.44%	to	20.18%
December 31, 2018	650,405	$12.92	to	$19.18	$9,844,073	0.00%	0.55%	to	3.25%	-8.42%	to	-5.85%
December 31, 2017	717,175	$13.85	to	$20.66	$11,688,101	0.00%	0.55%	to	3.25%	11.67%	to	14.77%
December 31, 2016	735,805	$12.18	to	$18.25	$10,599,350	0.00%	0.55%	to	3.25%	4.06%	to	6.95%

	AST MFS Global Equity Portfolio
December 31, 2020	17,709	$11.95	to	$33.53	$440,204	0.00%	0.35%	to	3.25%	10.47%	to	13.78%
December 31, 2019	19,444	$10.53	to	$29.94	$432,853	0.00%	0.35%	to	3.25%	6.47%	to	29.24%
December 31, 2018	20,366	$11.72	to	$23.49	$354,584	0.00%	0.55%	to	3.25%	-12.51%	to	-10.05%
December 31, 2017	22,832	$13.07	to	$26.48	$447,924	0.00%	0.55%	to	3.25%	19.83%	to	23.16%
December 31, 2016	22,338	$10.65	to	$21.80	$360,344	0.00%	0.55%	to	3.25%	3.64%	to	6.52%
A135

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST J.P. Morgan International Equity Portfolio
December 31, 2020	14,571	$12.99	to	$21.51	$235,886	0.00%	0.35%	to	3.25%	9.41%	to	12.68%
December 31, 2019	15,796	$11.53	to	$19.39	$228,162	0.00%	0.35%	to	3.25%	14.87%	to	26.52%
December 31, 2018	15,994	$9.51	to	$15.54	$184,020	0.00%	0.55%	to	3.25%	-20.17%	to	-17.92%
December 31, 2017	17,268	$12.12	to	$19.20	$244,941	0.00%	0.55%	to	3.25%	25.43%	to	28.92%
December 31, 2016	16,014	$9.15	to	$15.10	$178,124	0.00%	0.55%	to	3.25%	-1.37%	to	1.37%

	AST Templeton Global Bond Portfolio (merged November 13, 2020)
December 31, 2020	—	$8.12	to	$11.80	$—	0.00%	0.35%	to	2.85%	-7.83%	to	-5.78%
December 31, 2019	17,621	$8.46	to	$12.61	$178,859	0.00%	0.35%	to	3.25%	-2.27%	to	1.05%
December 31, 2018	16,607	$8.60	to	$12.55	$167,385	0.00%	0.55%	to	3.25%	-1.33%	to	1.44%
December 31, 2017	18,787	$8.72	to	$12.45	$188,205	0.00%	0.55%	to	3.25%	-1.27%	to	1.48%
December 31, 2016	17,312	$8.83	to	$12.34	$172,270	0.00%	0.55%	to	3.25%	0.97%	to	3.78%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2020	92,867	$11.80	to	$23.70	$1,483,962	0.00%	0.35%	to	3.25%	3.19%	to	6.29%
December 31, 2019	103,044	$11.10	to	$22.66	$1,562,700	0.00%	0.35%	to	3.25%	11.12%	to	19.89%
December 31, 2018	102,640	$11.18	to	$19.16	$1,310,263	0.00%	0.55%	to	3.25%	-8.10%	to	-5.52%
December 31, 2017	119,256	$12.10	to	$20.56	$1,626,779	0.00%	0.55%	to	3.25%	9.91%	to	12.97%
December 31, 2016	123,829	$10.93	to	$18.45	$1,510,962	0.00%	0.55%	to	3.25%	3.07%	to	5.94%

	AST Capital Growth Asset Allocation Portfolio
December 31, 2020	462,883	$12.58	to	$27.09	$9,641,762	0.00%	0.35%	to	3.25%	9.73%	to	13.02%
December 31, 2019	502,215	$11.13	to	$24.35	$9,349,469	0.00%	0.35%	to	3.25%	11.09%	to	21.58%
December 31, 2018	498,529	$13.51	to	$20.31	$7,745,029	0.00%	0.55%	to	3.25%	-9.28%	to	-6.74%
December 31, 2017	536,307	$14.79	to	$22.08	$9,063,319	0.00%	0.55%	to	3.25%	14.07%	to	17.24%
December 31, 2016	530,110	$12.78	to	$19.09	$7,757,048	0.00%	0.55%	to	3.25%	3.37%	to	6.25%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2020	185,426	$11.18	to	$17.83	$2,680,163	0.00%	0.35%	to	3.25%	0.83%	to	3.85%
December 31, 2019	199,719	$10.76	to	$17.44	$2,798,739	0.00%	0.35%	to	3.25%	7.65%	to	15.42%
December 31, 2018	186,564	$10.57	to	$15.32	$2,281,769	0.00%	0.55%	to	3.25%	-11.14%	to	-8.64%
December 31, 2017	245,825	$11.81	to	$17.01	$3,337,538	0.00%	0.55%	to	3.25%	8.94%	to	11.97%
December 31, 2016	252,678	$10.77	to	$15.40	$3,099,702	0.00%	0.55%	to	3.25%	2.89%	to	5.75%

	AST Balanced Asset Allocation Portfolio
December 31, 2020	406,939	$12.29	to	$23.74	$7,752,708	0.00%	0.35%	to	3.25%	8.14%	to	11.38%
December 31, 2019	445,608	$11.03	to	$21.65	$7,699,602	0.00%	0.35%	to	3.25%	10.20%	to	18.76%
December 31, 2018	454,582	$12.98	to	$18.48	$6,701,812	0.00%	0.55%	to	3.25%	-8.04%	to	-5.46%
December 31, 2017	489,240	$13.86	to	$19.82	$7,740,602	0.00%	0.55%	to	3.25%	11.18%	to	14.28%
December 31, 2016	504,036	$12.23	to	$17.59	$7,082,882	0.00%	0.55%	to	3.25%	2.85%	to	5.71%

	AST Preservation Asset Allocation Portfolio
December 31, 2020	272,149	$11.81	to	$18.93	$4,402,595	0.00%	0.35%	to	3.25%	5.54%	to	8.70%
December 31, 2019	287,724	$10.87	to	$17.70	$4,326,551	0.00%	0.35%	to	3.25%	8.60%	to	14.11%
December 31, 2018	292,347	$11.72	to	$15.72	$3,901,018	0.00%	0.55%	to	3.25%	-6.02%	to	-3.38%
December 31, 2017	329,485	$12.29	to	$16.50	$4,615,130	0.00%	0.55%	to	3.25%	6.56%	to	9.53%
December 31, 2016	325,237	$11.32	to	$15.27	$4,238,527	0.00%	0.55%	to	3.25%	2.10%	to	4.95%

	AST Fidelity Institutional AM℠ Quantitative Portfolio
December 31, 2020	199,009	$12.04	to	$21.68	$3,365,838	0.00%	0.35%	to	3.25%	5.22%	to	8.38%
December 31, 2019	219,308	$11.10	to	$20.32	$3,452,244	0.00%	0.35%	to	3.25%	10.98%	to	19.34%
December 31, 2018	223,080	$11.23	to	$17.27	$2,980,411	0.00%	0.55%	to	3.25%	-10.76%	to	-8.25%
December 31, 2017	253,498	$12.50	to	$19.08	$3,737,054	0.00%	0.55%	to	3.25%	12.70%	to	15.83%
December 31, 2016	258,493	$11.02	to	$16.70	$3,336,732	0.00%	0.55%	to	3.25%	0.87%	to	3.68%

	AST Prudential Growth Allocation Portfolio
December 31, 2020	677,603	$11.48	to	$23.47	$12,604,378	0.00%	0.35%	to	3.25%	2.42%	to	5.49%
December 31, 2019	747,873	$10.88	to	$22.61	$13,282,205	0.00%	0.35%	to	3.25%	8.75%	to	18.52%
December 31, 2018	735,149	$11.77	to	$19.34	$11,139,504	0.00%	0.55%	to	3.25%	-10.62%	to	-8.11%
December 31, 2017	865,745	$13.08	to	$21.34	$14,454,365	0.00%	0.55%	to	3.25%	12.33%	to	15.46%
December 31, 2016	522,511	$11.56	to	$18.74	$7,626,845	0.00%	0.55%	to	3.25%	6.53%	to	9.49%
A136

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Advanced Strategies Portfolio
December 31, 2020	320,430	$12.37	to	$25.76	$6,421,615	0.00%	0.35%	to	3.25%	7.08%	to	10.29%
December 31, 2019	355,641	$11.21	to	$23.73	$6,516,238	0.00%	0.35%	to	3.25%	11.97%	to	21.19%
December 31, 2018	369,894	$13.04	to	$19.85	$5,670,025	0.00%	0.55%	to	3.25%	-8.96%	to	-6.41%
December 31, 2017	410,175	$14.06	to	$21.51	$6,806,564	0.00%	0.55%	to	3.25%	13.14%	to	16.28%
December 31, 2016	426,322	$12.20	to	$18.75	$6,167,029	0.00%	0.55%	to	3.25%	3.63%	to	6.52%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2020	26,177	$14.92	to	$64.30	$1,198,109	0.00%	0.35%	to	3.25%	35.27%	to	39.32%
December 31, 2019	29,332	$10.74	to	$46.89	$1,011,442	0.00%	0.35%	to	3.25%	7.75%	to	27.52%
December 31, 2018	29,238	$15.05	to	$37.28	$806,817	0.00%	0.55%	to	3.25%	0.47%	to	3.29%
December 31, 2017	30,787	$14.62	to	$36.60	$833,920	0.00%	0.55%	to	3.25%	33.42%	to	37.13%
December 31, 2016	29,887	$10.69	to	$27.06	$601,544	0.00%	0.55%	to	3.25%	-0.63%	to	2.13%

	AST Government Money Market Portfolio
December 31, 2020	42,575	$7.37	to	$10.10	$394,114	0.15%	0.35%	to	3.10%	-2.89%	to	-0.13%
December 31, 2019	25,141	$7.48	to	$10.11	$231,233	1.67%	0.35%	to	3.25%	-1.61%	to	1.13%
December 31, 2018	23,879	$7.60	to	$9.92	$218,732	1.30%	0.55%	to	3.25%	-2.01%	to	0.74%
December 31, 2017	22,117	$7.76	to	$9.86	$200,273	0.33%	0.55%	to	3.25%	-2.91%	to	-0.21%
December 31, 2016	25,161	$7.99	to	$9.90	$229,531	0.00%	0.55%	to	3.25%	-3.24%	to	-0.56%

	AST Small-Cap Growth Portfolio
December 31, 2020	9,192	$15.31	to	$55.97	$357,295	0.00%	0.35%	to	3.25%	43.57%	to	47.87%
December 31, 2019	10,768	$10.38	to	$38.45	$291,501	0.00%	0.35%	to	3.25%	3.62%	to	29.40%
December 31, 2018	10,535	$11.94	to	$30.13	$223,149	0.00%	0.55%	to	3.25%	-11.40%	to	-8.91%
December 31, 2017	10,814	$13.15	to	$33.54	$255,987	0.00%	0.55%	to	3.25%	19.90%	to	23.24%
December 31, 2016	10,540	$10.70	to	$27.59	$205,700	0.00%	0.55%	to	3.25%	8.44%	to	11.46%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2020	124,642	$10.54	to	$16.76	$1,628,565	0.00%	0.35%	to	3.25%	3.88%	to	6.99%
December 31, 2019	126,833	$10.13	to	$15.79	$1,556,275	0.00%	0.35%	to	3.25%	0.97%	to	8.62%
December 31, 2018	124,403	$9.60	to	$14.62	$1,411,077	0.00%	0.55%	to	3.25%	-3.91%	to	-1.21%
December 31, 2017	147,932	$9.99	to	$14.89	$1,717,612	0.00%	0.55%	to	3.25%	0.98%	to	3.79%
December 31, 2016	143,734	$9.87	to	$14.43	$1,625,408	0.00%	0.55%	to	3.25%	0.85%	to	3.66%

	AST International Value Portfolio
December 31, 2020	10,617	$10.15	to	$16.69	$133,174	0.00%	0.35%	to	3.25%	-3.84%	to	-0.95%
December 31, 2019	10,845	$10.41	to	$17.12	$138,312	0.00%	0.35%	to	3.25%	7.85%	to	19.36%
December 31, 2018	10,563	$8.85	to	$14.54	$112,783	0.00%	0.55%	to	3.25%	-18.88%	to	-16.60%
December 31, 2017	11,483	$10.76	to	$17.68	$147,956	0.00%	0.55%	to	3.25%	18.83%	to	22.14%
December 31, 2016	11,324	$8.86	to	$14.68	$119,788	0.00%	0.55%	to	3.25%	-2.68%	to	0.03%

	AST International Growth Portfolio
December 31, 2020	14,820	$14.20	to	$29.31	$319,509	0.00%	0.35%	to	3.25%	27.06%	to	30.86%
December 31, 2019	17,070	$10.89	to	$22.75	$284,222	0.00%	0.35%	to	3.25%	10.22%	to	31.38%
December 31, 2018	18,472	$10.07	to	$17.56	$234,931	0.00%	0.55%	to	3.25%	-16.16%	to	-13.81%
December 31, 2017	18,218	$11.83	to	$20.65	$269,589	0.00%	0.55%	to	3.25%	31.04%	to	34.68%
December 31, 2016	17,977	$8.94	to	$15.55	$196,952	0.00%	0.55%	to	3.25%	-6.90%	to	-4.31%

	AST Investment Grade Bond Portfolio
December 31, 2020	67,533	$12.60	to	$21.49	$1,150,344	0.00%	0.35%	to	2.65%	13.38%	to	16.06%
December 31, 2019	97,350	$11.08	to	$18.62	$1,430,638	0.00%	0.55%	to	2.65%	8.28%	to	10.62%
December 31, 2018	571,595	$10.16	to	$16.90	$7,019,502	0.00%	0.55%	to	2.65%	-2.92%	to	-0.82%
December 31, 2017	91,943	$10.39	to	$17.11	$1,250,379	0.00%	0.55%	to	2.65%	1.56%	to	3.74%
December 31, 2016	229,222	$10.16	to	$16.56	$2,963,396	0.00%	0.55%	to	2.65%	1.45%	to	3.63%

	AST Western Asset Core Plus Bond Portfolio
December 31, 2020	94,750	$11.05	to	$16.34	$1,381,144	0.00%	0.35%	to	3.25%	4.60%	to	7.73%
December 31, 2019	97,267	$10.29	to	$15.26	$1,323,031	0.00%	0.35%	to	3.25%	2.43%	to	11.68%
December 31, 2018	96,820	$10.55	to	$13.71	$1,185,539	0.00%	0.55%	to	3.25%	-5.46%	to	-2.80%
December 31, 2017	56,852	$10.92	to	$14.16	$723,371	0.00%	0.55%	to	3.25%	2.86%	to	5.72%
December 31, 2016	50,540	$10.37	to	$13.45	$615,290	0.00%	0.55%	to	3.25%	1.74%	to	4.57%
A137

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Cohen & Steers Global Realty Portfolio
December 31, 2020	4,067	$10.03	to	$25.10	$70,617	0.00%	0.35%	to	3.25%	-6.10%	to	-3.28%
December 31, 2019	3,976	$10.41	to	$26.37	$72,741	0.00%	0.35%	to	3.25%	3.77%	to	24.44%
December 31, 2018	3,864	$10.44	to	$21.49	$57,715	0.00%	0.55%	to	3.25%	-7.82%	to	-5.24%
December 31, 2017	4,913	$11.05	to	$22.99	$78,498	0.00%	0.55%	to	3.25%	7.29%	to	10.28%
December 31, 2016	4,912	$10.05	to	$21.14	$71,984	0.00%	0.55%	to	3.25%	-2.38%	to	0.34%

	AST Emerging Markets Equity Portfolio
December 31, 2020	24,148	$8.89	to	$15.77	$262,116	0.00%	0.35%	to	3.25%	0.68%	to	3.70%
December 31, 2019	20,056	$8.77	to	$15.45	$209,425	0.00%	0.35%	to	3.25%	4.14%	to	12.72%
December 31, 2018	18,399	$7.94	to	$13.89	$171,197	0.00%	0.55%	to	3.25%	-16.86%	to	-14.52%
December 31, 2017	21,866	$9.48	to	$16.48	$240,319	0.00%	0.55%	to	3.25%	22.28%	to	25.68%
December 31, 2016	19,509	$7.70	to	$13.30	$172,460	0.00%	0.55%	to	3.25%	8.72%	to	11.74%

	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2020	14,038	$10.65	to	$32.49	$326,190	0.00%	0.35%	to	3.25%	-0.89%	to	2.08%
December 31, 2019	13,918	$10.46	to	$32.33	$322,702	0.00%	0.35%	to	3.25%	4.13%	to	21.96%
December 31, 2018	13,468	$11.49	to	$26.88	$258,665	0.00%	0.55%	to	3.25%	-16.87%	to	-14.54%
December 31, 2017	15,520	$13.48	to	$31.89	$354,794	0.00%	0.55%	to	3.25%	8.55%	to	11.57%
December 31, 2016	15,081	$12.12	to	$28.98	$314,315	0.00%	0.55%	to	3.25%	20.28%	to	23.63%

	AST AllianzGI World Trends Portfolio
December 31, 2020	235,817	$12.56	to	$20.89	$4,004,115	0.00%	0.35%	to	3.25%	10.39%	to	13.70%
December 31, 2019	262,440	$11.04	to	$18.66	$3,953,412	0.00%	0.35%	to	3.25%	10.27%	to	17.40%
December 31, 2018	262,006	$11.13	to	$16.12	$3,400,441	0.00%	0.55%	to	3.25%	-10.91%	to	-8.41%
December 31, 2017	304,321	$12.40	to	$17.84	$4,362,027	0.00%	0.55%	to	3.25%	12.47%	to	15.59%
December 31, 2016	310,671	$10.95	to	$15.65	$3,900,808	0.00%	0.55%	to	3.25%	1.42%	to	4.24%

	AST J.P. Morgan Global Thematic Portfolio
December 31, 2020	137,600	$12.45	to	$24.03	$2,547,203	0.00%	0.35%	to	3.25%	9.48%	to	12.76%
December 31, 2019	150,691	$11.04	to	$21.65	$2,498,498	0.00%	0.35%	to	3.25%	10.30%	to	18.77%
December 31, 2018	147,090	$12.40	to	$18.48	$2,084,922	0.00%	0.55%	to	3.25%	-10.40%	to	-7.88%
December 31, 2017	164,998	$13.66	to	$20.34	$2,577,929	0.00%	0.55%	to	3.25%	13.17%	to	16.31%
December 31, 2016	161,567	$11.85	to	$17.73	$2,207,522	0.00%	0.55%	to	3.25%	1.81%	to	4.64%

	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2020	142,027	$11.80	to	$18.46	$2,118,632	0.00%	0.35%	to	3.25%	5.43%	to	8.58%
December 31, 2019	154,762	$10.87	to	$17.27	$2,145,046	0.00%	0.35%	to	3.25%	8.59%	to	15.38%
December 31, 2018	146,491	$10.93	to	$15.17	$1,775,756	0.00%	0.55%	to	3.25%	-10.10%	to	-7.57%
December 31, 2017	176,872	$12.07	to	$16.65	$2,355,804	0.00%	0.55%	to	3.25%	8.64%	to	11.67%
December 31, 2016	149,331	$10.93	to	$15.11	$1,819,142	0.00%	0.55%	to	3.25%	1.84%	to	4.68%

	ProFund VP Consumer Services
December 31, 2020	29	$14.30	to	$45.14	$1,206	0.00%	0.35%	to	2.00%	25.83%	to	27.89%
December 31, 2019	19	$29.44	to	$35.37	$628	0.00%	0.55%	to	2.00%	22.20%	to	23.95%
December 31, 2018	16	$24.09	to	$28.53	$432	0.00%	0.55%	to	2.00%	-1.37%	to	0.06%
December 31, 2017	19	$24.43	to	$28.51	$520	0.00%	0.55%	to	2.00%	16.05%	to	17.72%
December 31, 2016	25	$20.52	to	$24.22	$567	0.00%	0.55%	to	2.30%	1.85%	to	3.61%

	ProFund VP Consumer Goods
December 31, 2020	19	$15.05	to	$31.00	$506	0.74%	0.35%	to	2.00%	28.48%	to	30.59%
December 31, 2019	25	$11.52	to	$23.78	$532	1.47%	0.35%	to	2.00%	15.64%	to	25.87%
December 31, 2018	23	$15.41	to	$18.90	$405	1.19%	0.55%	to	2.30%	-16.73%	to	-15.27%
December 31, 2017	38	$18.51	to	$22.30	$779	1.18%	0.55%	to	2.30%	12.48%	to	14.42%
December 31, 2016	49	$16.45	to	$19.49	$878	1.56%	0.55%	to	2.30%	1.22%	to	2.97%

	ProFund VP Financials
December 31, 2020	46	$11.34	to	$24.02	$688	0.76%	0.35%	to	2.30%	-3.98%	to	-2.11%
December 31, 2019	46	$11.58	to	$24.59	$696	0.55%	0.35%	to	2.30%	15.77%	to	29.55%
December 31, 2018	58	$10.28	to	$21.18	$713	0.37%	0.55%	to	2.90%	-12.97%	to	-10.92%
December 31, 2017	87	$11.75	to	$24.34	$1,252	0.36%	0.55%	to	2.90%	14.87%	to	17.54%
December 31, 2016	70	$10.17	to	$21.19	$834	0.37%	0.55%	to	2.90%	12.08%	to	14.69%
A138

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Health Care
December 31, 2020	77	$12.61	to	$36.55	$2,471	0.00%	0.35%	to	2.30%	11.86%	to	14.04%
December 31, 2019	58	$11.06	to	$32.12	$1,717	0.00%	0.35%	to	2.30%	10.35%	to	18.71%
December 31, 2018	56	$23.12	to	$28.77	$1,413	0.00%	0.55%	to	2.90%	1.48%	to	3.86%
December 31, 2017	76	$22.65	to	$28.35	$1,872	0.00%	0.55%	to	2.90%	17.52%	to	20.25%
December 31, 2016	82	$19.17	to	$24.12	$1,698	0.00%	0.55%	to	2.90%	-6.75%	to	-4.58%

	ProFund VP Industrials
December 31, 2020	21	$12.84	to	$33.37	$563	0.19%	0.35%	to	2.30%	14.13%	to	16.35%
December 31, 2019	22	$19.06	to	$28.74	$507	0.00%	0.55%	to	2.30%	27.56%	to	29.78%
December 31, 2018	27	$14.94	to	$22.14	$473	0.11%	0.55%	to	2.30%	-14.74%	to	-13.25%
December 31, 2017	38	$17.52	to	$25.52	$809	0.19%	0.55%	to	2.30%	19.65%	to	21.73%
December 31, 2016	23	$14.64	to	$20.97	$399	0.19%	0.55%	to	2.30%	14.91%	to	16.90%

	ProFund VP Mid-Cap Growth
December 31, 2020	36	$12.97	to	$30.64	$901	0.00%	0.35%	to	2.30%	18.18%	to	20.47%
December 31, 2019	28	$19.37	to	$25.49	$590	0.00%	0.55%	to	2.30%	21.45%	to	23.56%
December 31, 2018	28	$15.95	to	$20.63	$488	0.00%	0.55%	to	2.30%	-13.97%	to	-12.46%
December 31, 2017	32	$18.54	to	$23.56	$645	0.00%	0.55%	to	2.30%	15.65%	to	17.66%
December 31, 2016	32	$16.03	to	$20.03	$557	0.00%	0.55%	to	2.30%	10.34%	to	12.26%

	ProFund VP Mid-Cap Value
December 31, 2020	31	$10.76	to	$23.96	$611	0.44%	0.35%	to	2.30%	0.00%	to	1.94%
December 31, 2019	30	$17.50	to	$23.55	$622	0.20%	0.55%	to	2.30%	21.29%	to	23.40%
December 31, 2018	20	$14.43	to	$19.09	$333	0.10%	0.55%	to	2.30%	-15.25%	to	-13.77%
December 31, 2017	25	$17.02	to	$22.13	$470	0.28%	0.55%	to	2.30%	8.13%	to	10.00%
December 31, 2016	28	$15.74	to	$20.12	$487	0.20%	0.55%	to	2.30%	21.55%	to	23.66%

	ProFund VP Real Estate
December 31, 2020	19	$13.15	to	$21.72	$324	1.63%	0.55%	to	2.30%	-8.40%	to	-6.81%
December 31, 2019	18	$14.36	to	$23.31	$338	1.68%	0.55%	to	2.30%	23.91%	to	26.06%
December 31, 2018	12	$11.59	to	$22.34	$175	2.17%	0.55%	to	2.90%	-8.37%	to	-6.22%
December 31, 2017	17	$12.57	to	$24.38	$251	0.83%	0.55%	to	2.90%	5.01%	to	7.46%
December 31, 2016	33	$11.90	to	$23.21	$446	1.74%	0.55%	to	2.90%	2.75%	to	5.14%

	ProFund VP Small-Cap Growth
December 31, 2020	24	$24.24	to	$32.98	$717	0.00%	0.55%	to	2.30%	14.75%	to	16.75%
December 31, 2019	21	$21.12	to	$28.25	$526	0.00%	0.55%	to	2.30%	16.44%	to	18.46%
December 31, 2018	27	$18.14	to	$25.76	$580	0.00%	0.55%	to	2.90%	-8.42%	to	-6.27%
December 31, 2017	35	$19.69	to	$28.13	$809	0.00%	0.55%	to	2.90%	9.79%	to	12.35%
December 31, 2016	39	$17.83	to	$25.62	$825	0.00%	0.55%	to	2.90%	16.85%	to	19.57%

	ProFund VP Small-Cap Value
December 31, 2020	12	$18.55	to	$23.55	$238	0.03%	0.55%	to	2.00%	-0.92%	to	0.51%
December 31, 2019	12	$18.73	to	$23.43	$234	0.00%	0.55%	to	2.00%	20.16%	to	21.89%
December 31, 2018	17	$15.58	to	$19.22	$292	0.00%	0.55%	to	2.00%	-15.91%	to	-14.69%
December 31, 2017	17	$18.53	to	$22.53	$354	0.02%	0.55%	to	2.00%	7.57%	to	9.11%
December 31, 2016	13	$17.23	to	$20.65	$240	0.00%	0.55%	to	2.00%	26.26%	to	28.07%

	ProFund VP Telecommunications
December 31, 2020	8	$10.42	to	$18.86	$104	0.97%	0.35%	to	2.00%	1.13%	to	2.79%
December 31, 2019	6	$11.41	to	$18.39	$79	3.13%	0.55%	to	2.00%	12.52%	to	14.14%
December 31, 2018	6	$10.14	to	$16.11	$64	5.89%	0.55%	to	2.00%	-16.78%	to	-15.57%
December 31, 2017	9	$12.19	to	$19.08	$124	5.03%	0.55%	to	2.00%	-4.04%	to	-2.66%
December 31, 2016	16	$12.38	to	$19.60	$248	1.76%	0.55%	to	2.30%	18.93%	to	20.99%

	ProFund VP Utilities
December 31, 2020	29	$11.07	to	$25.38	$563	1.56%	0.35%	to	2.30%	-4.59%	to	-2.74%
December 31, 2019	31	$11.39	to	$26.14	$657	1.69%	0.35%	to	2.30%	14.60%	to	22.20%
December 31, 2018	25	$13.82	to	$21.39	$415	2.32%	0.55%	to	2.30%	0.56%	to	2.32%
December 31, 2017	35	$13.74	to	$20.91	$575	2.08%	0.55%	to	2.30%	8.16%	to	10.03%
December 31, 2016	51	$12.71	to	$19.00	$807	1.57%	0.55%	to	2.30%	12.50%	to	14.44%
A139

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Large-Cap Growth
December 31, 2020	45	$28.99	to	$40.51	$1,486	0.00%	0.55%	to	2.30%	27.99%	to	30.21%
December 31, 2019	48	$22.65	to	$31.11	$1,219	0.00%	0.55%	to	2.30%	25.99%	to	28.18%
December 31, 2018	43	$17.98	to	$25.30	$866	0.00%	0.55%	to	2.90%	-4.64%	to	-2.40%
December 31, 2017	49	$18.74	to	$26.53	$1,025	0.00%	0.55%	to	2.90%	21.77%	to	24.60%
December 31, 2016	60	$15.30	to	$21.79	$1,018	0.04%	0.55%	to	2.90%	2.06%	to	4.44%

	ProFund VP Large-Cap Value
December 31, 2020	69	$15.16	to	$24.08	$1,301	1.27%	0.55%	to	2.30%	-2.31%	to	-0.61%
December 31, 2019	52	$15.52	to	$24.23	$918	0.95%	0.55%	to	2.30%	26.86%	to	29.06%
December 31, 2018	49	$12.23	to	$20.10	$684	0.85%	0.55%	to	2.90%	-13.16%	to	-11.12%
December 31, 2017	56	$13.61	to	$23.15	$881	1.02%	0.55%	to	2.90%	10.25%	to	12.81%
December 31, 2016	65	$12.31	to	$21.00	$942	1.15%	0.55%	to	2.90%	12.19%	to	14.80%

	AST Jennison Large-Cap Growth Portfolio
December 31, 2020	10,532	$16.83	to	$53.29	$451,664	0.00%	0.35%	to	3.25%	49.04%	to	53.50%
December 31, 2019	9,348	$11.00	to	$34.92	$280,800	0.00%	0.35%	to	3.25%	10.47%	to	31.87%
December 31, 2018	9,215	$13.70	to	$26.59	$213,715	0.00%	0.55%	to	3.25%	-4.83%	to	-2.15%
December 31, 2017	9,566	$14.05	to	$27.28	$230,078	0.00%	0.55%	to	3.25%	31.43%	to	35.08%
December 31, 2016	9,078	$10.43	to	$20.28	$164,029	0.00%	0.55%	to	3.25%	-4.66%	to	-2.01%

	AST Bond Portfolio 2020 (liquidated December 31, 2020)
December 31, 2020	—	$10.28	to	$13.15	$—	0.00%	1.15%	to	3.25%	-1.94%	to	0.19%
December 31, 2019	3,874	$10.44	to	$13.13	$46,049	0.00%	1.15%	to	3.25%	0.14%	to	2.31%
December 31, 2018	874	$10.62	to	$12.83	$10,234	0.00%	1.15%	to	3.25%	-2.99%	to	-0.86%
December 31, 2017	755	$10.95	to	$12.94	$9,008	0.00%	1.15%	to	3.25%	-2.38%	to	-0.27%
December 31, 2016	1,552	$11.22	to	$12.98	$18,824	0.00%	1.15%	to	3.25%	-1.35%	to	0.79%

	AST Bond Portfolio 2021
December 31, 2020	5,012	$11.27	to	$14.21	$64,273	0.00%	1.15%	to	3.25%	-0.20%	to	1.96%
December 31, 2019	2,778	$11.29	to	$13.45	$35,107	0.00%	1.75%	to	3.25%	1.65%	to	3.26%
December 31, 2018	3,939	$11.10	to	$13.02	$46,917	0.00%	1.75%	to	3.25%	-3.20%	to	-1.66%
December 31, 2017	4,013	$11.47	to	$13.56	$49,026	0.00%	1.15%	to	3.25%	-1.71%	to	0.42%
December 31, 2016	6,206	$11.67	to	$13.51	$76,946	0.00%	1.15%	to	3.25%	-1.27%	to	0.86%

	Wells Fargo VT International Equity Fund (Class 1)
December 31, 2020	7	$17.76	to	$19.16	$125	2.88%	1.40%	to	1.85%	2.98%	to	3.44%
December 31, 2019	9	$17.25	to	$18.52	$156	4.02%	1.40%	to	1.85%	13.40%	to	13.91%
December 31, 2018	10	$15.21	to	$16.26	$156	12.90%	1.40%	to	1.85%	-18.38%	to	-18.01%
December 31, 2017	15	$18.64	to	$19.83	$280	3.05%	1.40%	to	1.85%	22.60%	to	23.14%
December 31, 2016	15	$15.20	to	$16.11	$237	2.91%	1.40%	to	1.85%	1.38%	to	1.83%

	Wells Fargo VT Omega Growth Fund (Class 1)
December 31, 2020	99	$7.38	to	$7.99	$753	0.00%	1.40%	to	1.85%	40.81%	to	41.43%
December 31, 2019	124	$5.24	to	$5.65	$666	0.00%	1.40%	to	1.85%	34.90%	to	35.50%
December 31, 2018	177	$3.89	to	$4.17	$705	0.00%	1.40%	to	1.85%	-1.32%	to	-0.88%
December 31, 2017	230	$3.94	to	$4.21	$928	0.24%	1.40%	to	1.85%	32.51%	to	33.09%
December 31, 2016	247	$2.97	to	$3.16	$750	0.00%	1.40%	to	1.85%	-1.06%	to	-0.62%

	Wells Fargo VT Small Cap Growth Fund (Class 1)
December 31, 2020	10	$41.63	to	$43.16	$417	0.00%	1.50%	to	1.85%	55.23%	to	55.76%
December 31, 2019	16	$26.82	to	$27.71	$422	0.00%	1.50%	to	1.85%	23.03%	to	23.46%
December 31, 2018	17	$21.80	to	$22.44	$368	0.00%	1.50%	to	1.85%	-0.38%	to	-0.03%
December 31, 2017	18	$21.88	to	$22.45	$403	0.00%	1.50%	to	1.85%	23.85%	to	24.28%
December 31, 2016	22	$17.67	to	$18.07	$389	0.00%	1.50%	to	1.85%	6.14%	to	6.51%

	AST Bond Portfolio 2022
December 31, 2020	1,310	$10.87	to	$13.04	$16,239	0.00%	1.50%	to	3.25%	1.59%	to	3.46%
December 31, 2019	1,785	$10.70	to	$12.60	$20,774	0.00%	1.50%	to	3.25%	2.45%	to	4.33%
December 31, 2018	2,413	$10.45	to	$12.40	$27,094	0.00%	1.15%	to	3.25%	-3.41%	to	-1.30%
December 31, 2017	3,125	$10.82	to	$12.57	$36,142	0.00%	1.15%	to	3.25%	-1.72%	to	0.40%
December 31, 2016	5,334	$11.01	to	$12.52	$62,228	0.00%	1.15%	to	3.25%	-1.48%	to	0.66%
A140

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Quantitative Modeling Portfolio
December 31, 2020	75,102	$11.69	to	$20.02	$1,249,337	0.00%	0.35%	to	2.65%	8.70%	to	11.18%
December 31, 2019	80,749	$10.55	to	$18.04	$1,259,104	0.00%	0.48%	to	2.65%	5.73%	to	20.54%
December 31, 2018	77,775	$11.57	to	$14.97	$1,066,652	0.00%	0.55%	to	2.65%	-8.95%	to	-7.04%
December 31, 2017	74,247	$12.49	to	$16.10	$1,103,532	0.00%	0.55%	to	2.65%	15.15%	to	17.54%
December 31, 2016	67,999	$10.66	to	$13.70	$867,293	0.00%	0.55%	to	2.65%	3.58%	to	5.74%

	AST BlackRock Global Strategies Portfolio
December 31, 2020	130,979	$11.34	to	$15.59	$1,847,482	0.00%	0.35%	to	2.95%	1.74%	to	4.37%
December 31, 2019	142,439	$10.87	to	$14.97	$1,941,764	0.00%	0.35%	to	3.25%	8.75%	to	16.97%
December 31, 2018	142,883	$10.36	to	$12.79	$1,681,427	0.00%	0.55%	to	3.25%	-8.37%	to	-5.80%
December 31, 2017	156,449	$11.31	to	$13.58	$1,972,632	0.00%	0.55%	to	3.25%	8.96%	to	11.99%
December 31, 2016	159,343	$10.38	to	$12.13	$1,812,805	0.00%	0.55%	to	3.25%	3.49%	to	6.37%

	Wells Fargo VT Opportunity Fund (Class 1)
December 31, 2020	37	$29.92	to	$30.90	$1,114	0.69%	1.50%	to	1.85%	19.12%	to	19.53%
December 31, 2019	52	$25.12	to	$25.85	$1,327	0.54%	1.50%	to	1.85%	29.42%	to	29.86%
December 31, 2018	65	$19.41	to	$19.91	$1,280	0.43%	1.50%	to	1.85%	-8.63%	to	-8.31%
December 31, 2017	73	$21.24	to	$21.71	$1,571	0.93%	1.50%	to	1.85%	18.54%	to	18.95%
December 31, 2016	79	$17.92	to	$18.25	$1,419	2.26%	1.50%	to	1.85%	10.48%	to	10.86%

	AST Prudential Core Bond Portfolio
December 31, 2020	35,984	$10.49	to	$13.51	$448,549	0.00%	0.35%	to	3.25%	2.60%	to	5.68%
December 31, 2019	30,278	$10.14	to	$12.81	$361,679	0.00%	0.35%	to	3.25%	1.09%	to	9.15%
December 31, 2018	26,712	$9.63	to	$11.74	$295,254	0.00%	0.55%	to	3.25%	-4.05%	to	-1.36%
December 31, 2017	26,114	$10.04	to	$11.90	$294,892	0.00%	0.55%	to	3.25%	2.25%	to	5.09%
December 31, 2016	23,110	$9.82	to	$11.32	$250,514	0.00%	0.55%	to	3.25%	0.83%	to	3.64%

	AST Bond Portfolio 2023
December 31, 2020	415	$9.60	to	$11.65	$4,510	0.00%	1.15%	to	3.25%	3.30%	to	5.54%
December 31, 2019	573	$9.30	to	$10.92	$5,939	0.00%	1.30%	to	3.25%	3.05%	to	5.14%
December 31, 2018	1,037	$9.02	to	$10.24	$10,167	0.00%	1.50%	to	3.25%	-3.52%	to	-1.75%
December 31, 2017	709	$9.35	to	$10.43	$7,147	0.00%	1.50%	to	3.25%	-1.60%	to	0.20%
December 31, 2016	1,279	$9.50	to	$10.58	$12,901	0.00%	1.15%	to	3.25%	-1.39%	to	0.74%

	AST MFS Growth Allocation Portfolio
December 31, 2020	54,399	$12.37	to	$18.48	$902,132	0.00%	0.35%	to	3.25%	6.30%	to	9.49%
December 31, 2019	48,939	$11.30	to	$16.91	$748,647	0.00%	0.35%	to	3.25%	12.85%	to	22.09%
December 31, 2018	40,453	$11.53	to	$13.85	$511,595	0.00%	0.55%	to	3.25%	-11.27%	to	-8.78%
December 31, 2017	44,909	$12.99	to	$15.18	$628,915	0.00%	0.55%	to	3.25%	12.72%	to	15.85%
December 31, 2016	43,064	$11.52	to	$13.11	$526,896	0.00%	0.55%	to	3.25%	0.94%	to	3.75%

	AST Western Asset Emerging Markets Debt Portfolio
December 31, 2020	825	$10.92	to	$13.36	$9,949	0.00%	0.35%	to	1.95%	5.35%	to	7.07%
December 31, 2019	714	$10.27	to	$12.52	$8,185	0.00%	0.48%	to	1.95%	2.92%	to	14.22%
December 31, 2018	676	$9.21	to	$10.99	$6,818	0.00%	0.55%	to	1.95%	-8.50%	to	-7.18%
December 31, 2017	661	$10.06	to	$11.86	$7,173	0.00%	0.55%	to	1.95%	7.18%	to	8.70%
December 31, 2016	478	$9.39	to	$10.93	$4,762	0.00%	0.55%	to	1.95%	8.45%	to	10.00%

	AST MFS Large-Cap Value Portfolio
December 31, 2020	11,095	$10.94	to	$23.17	$228,837	0.00%	0.35%	to	2.95%	0.92%	to	3.53%
December 31, 2019	10,037	$10.60	to	$22.43	$205,540	0.00%	0.35%	to	2.95%	6.32%	to	28.64%
December 31, 2018	8,592	$11.87	to	$17.44	$138,716	0.00%	0.55%	to	2.95%	-12.74%	to	-10.65%
December 31, 2017	9,130	$13.33	to	$19.51	$166,418	0.00%	0.55%	to	3.15%	13.65%	to	16.70%
December 31, 2016	7,262	$11.45	to	$16.72	$114,425	0.00%	0.55%	to	3.15%	9.88%	to	12.82%

	AST Bond Portfolio 2024
December 31, 2020	132	$10.05	to	$11.26	$1,428	0.00%	1.50%	to	2.95%	5.54%	to	7.05%
December 31, 2019	460	$9.26	to	$10.51	$4,633	0.00%	1.50%	to	3.25%	4.45%	to	6.36%
December 31, 2018	2,167	$8.87	to	$9.89	$20,453	0.00%	1.50%	to	3.25%	-3.89%	to	-2.12%
December 31, 2017	1,614	$9.22	to	$10.10	$15,782	0.00%	1.50%	to	3.25%	-1.61%	to	0.18%
December 31, 2016	231	$9.53	to	$10.22	$2,284	0.00%	1.15%	to	2.95%	-1.01%	to	0.74%
A141

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST AQR Emerging Markets Equity Portfolio (merged August 14, 2020)
December 31, 2020	—	$10.45	to	$13.80	$—	0.00%	0.35%	to	1.95%	-2.24%	to	-1.26%
December 31, 2019	2,679	$10.66	to	$14.01	$31,138	0.00%	0.35%	to	1.95%	6.12%	to	17.16%
December 31, 2018	2,406	$9.26	to	$11.98	$23,989	0.00%	0.55%	to	1.95%	-20.55%	to	-19.40%
December 31, 2017	2,206	$11.65	to	$14.89	$27,290	0.00%	0.55%	to	1.95%	32.33%	to	34.21%
December 31, 2016	636	$8.81	to	$11.12	$5,865	0.00%	0.55%	to	1.95%	11.16%	to	12.74%

	AST ClearBridge Dividend Growth Portfolio
December 31, 2020	9,007	$10.95	to	$22.06	$179,575	0.00%	0.35%	to	2.85%	1.74%	to	4.36%
December 31, 2019	8,907	$10.53	to	$21.18	$174,580	0.00%	0.35%	to	2.85%	5.92%	to	30.31%
December 31, 2018	7,720	$13.08	to	$16.26	$117,570	0.00%	0.55%	to	2.85%	-7.49%	to	-5.29%
December 31, 2017	8,769	$13.85	to	$17.16	$142,435	0.00%	0.55%	to	3.15%	14.69%	to	17.75%
December 31, 2016	8,007	$11.80	to	$14.58	$111,580	0.00%	0.55%	to	3.15%	11.28%	to	14.26%

	AST Multi-Sector Fixed Income Portfolio
December 31, 2020	1,200,377	$13.40	to	$14.28	$16,087,144	0.00%	1.10%	to	1.90%	10.51%	to	11.41%
December 31, 2019	1,169,849	$12.13	to	$12.82	$14,186,157	0.00%	1.10%	to	1.90%	16.46%	to	17.41%
December 31, 2018	941,647	$10.41	to	$10.92	$9,805,072	0.00%	1.10%	to	1.90%	-7.40%	to	-6.64%
December 31, 2017	775,116	$11.24	to	$11.70	$8,715,463	0.00%	1.10%	to	1.90%	6.66%	to	7.53%
December 31, 2016	655,378	$10.54	to	$10.88	$6,908,726	0.00%	1.10%	to	1.90%	6.86%	to	7.73%

	AST AQR Large-Cap Portfolio (merged August 14, 2020)
December 31, 2020	—	$10.75	to	$19.96	$—	0.00%	0.48%	to	2.95%	-1.06%	to	0.44%
December 31, 2019	1,244	$10.72	to	$19.88	$22,672	0.00%	0.48%	to	2.95%	7.58%	to	21.90%
December 31, 2018	1,161	$12.48	to	$16.31	$17,550	0.00%	0.55%	to	2.95%	-10.78%	to	-8.64%
December 31, 2017	1,066	$13.70	to	$17.85	$17,609	0.00%	0.55%	to	2.95%	18.65%	to	21.46%
December 31, 2016	712	$11.32	to	$14.70	$9,887	0.00%	0.55%	to	2.35%	8.17%	to	10.09%

	AST Large-Cap Core Portfolio
December 31, 2020	2,175	$11.89	to	$23.03	$43,237	0.00%	0.35%	to	2.95%	7.96%	to	10.76%
December 31, 2019	989	$10.77	to	$20.84	$18,744	0.00%	0.48%	to	2.95%	7.89%	to	24.50%
December 31, 2018	883	$12.71	to	$16.74	$13,957	0.00%	0.55%	to	2.95%	-9.83%	to	-7.66%
December 31, 2017	758	$13.81	to	$18.13	$12,960	0.00%	0.55%	to	2.95%	17.94%	to	20.74%
December 31, 2016	604	$11.47	to	$15.01	$8,567	0.00%	0.55%	to	2.35%	8.32%	to	10.25%

	AST Bond Portfolio 2025
December 31, 2020	220	$11.81	to	$13.58	$2,808	0.00%	1.15%	to	3.10%	7.90%	to	10.07%
December 31, 2019	776	$10.84	to	$12.33	$9,011	0.00%	1.15%	to	3.25%	5.19%	to	7.47%
December 31, 2018	2,827	$10.31	to	$11.48	$30,694	0.00%	1.15%	to	3.25%	-3.98%	to	-1.88%
December 31, 2017	457	$10.74	to	$11.43	$5,081	0.00%	1.75%	to	3.25%	-1.47%	to	0.08%
December 31, 2016	1,025	$10.90	to	$11.62	$11,495	0.00%	1.15%	to	3.25%	-0.85%	to	1.30%

	AST T. Rowe Price Growth Opportunities Portfolio
December 31, 2020	188,341	$12.74	to	$17.34	$3,080,473	0.00%	0.35%	to	1.95%	11.48%	to	13.30%
December 31, 2019	185,524	$11.25	to	$15.33	$2,705,786	0.00%	0.35%	to	1.95%	12.25%	to	24.04%
December 31, 2018	125,668	$11.53	to	$12.36	$1,489,625	0.00%	0.55%	to	1.95%	-9.45%	to	-8.15%
December 31, 2017	99,564	$12.74	to	$13.46	$1,294,638	0.00%	0.55%	to	1.95%	18.06%	to	19.74%
December 31, 2016	70,775	$10.79	to	$11.24	$774,986	0.00%	0.55%	to	1.95%	3.40%	to	4.87%

	AST Goldman Sachs Global Growth Allocation Portfolio (merged April 24, 2020)
December 31, 2020	—	$9.30	to	$11.90	$—	0.00%	0.48%	to	0.86%	-11.60%	to	-11.49%
December 31, 2019	2,948	$10.51	to	$13.46	$38,504	0.00%	0.48%	to	0.86%	5.26%	to	19.90%
December 31, 2018	2,648	$10.94	to	$11.26	$29,295	0.00%	0.55%	to	0.86%	-10.25%	to	-9.97%
December 31, 2017	2,312	$12.19	to	$12.54	$28,427	0.00%	0.55%	to	0.86%	15.71%	to	16.07%
December 31, 2016	1,992	$10.53	to	$10.84	$21,113	0.00%	0.55%	to	0.86%	4.79%	to	8.49%

	AST T. Rowe Price Diversified Real Growth Portfolio
December 31, 2020	8,977	$12.08	to	$16.77	$142,737	0.00%	0.48%	to	0.86%	14.48%	to	14.92%
December 31, 2019	5,890	$10.53	to	$14.64	$84,135	0.00%	0.48%	to	0.86%	5.36%	to	21.40%
December 31, 2018	4,446	$11.60	to	$12.10	$52,914	0.00%	0.55%	to	0.86%	-7.91%	to	-7.62%
December 31, 2017	4,010	$12.60	to	$13.14	$51,709	0.00%	0.55%	to	0.86%	17.65%	to	18.02%
December 31, 2016	3,211	$10.71	to	$11.16	$35,120	0.00%	0.55%	to	0.86%	6.40%	to	11.77%
A142

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Prudential Flexible Multi-Strategy Portfolio
December 31, 2020	7,540	$11.33	to	$14.98	$108,311	0.00%	0.48%	to	0.86%	7.81%	to	8.23%
December 31, 2019	5,864	$10.49	to	$13.85	$79,837	0.00%	0.48%	to	0.86%	5.03%	to	14.24%
December 31, 2018	5,861	$11.40	to	$12.12	$70,334	0.00%	0.55%	to	0.86%	-7.34%	to	-7.05%
December 31, 2017	5,558	$12.30	to	$13.04	$71,846	0.00%	0.55%	to	0.86%	15.96%	to	16.32%
December 31, 2016	4,706	$10.61	to	$11.21	$52,330	0.00%	0.55%	to	0.86%	6.54%	to	6.87%

	AST Franklin Templeton K2 Global Absolute Return Portfolio (merged April 24, 2020)
December 31, 2020	—	$9.17	to	$9.83	$—	0.00%	0.48%	to	0.86%	-7.83%	to	-7.72%
December 31, 2019	1,931	$9.95	to	$10.67	$19,518	0.00%	0.48%	to	0.86%	3.62%	to	5.47%
December 31, 2018	1,990	$9.44	to	$10.13	$19,026	0.00%	0.55%	to	0.86%	-6.25%	to	-5.96%
December 31, 2017	1,743	$10.05	to	$10.79	$17,710	0.00%	0.55%	to	0.86%	6.59%	to	6.92%
December 31, 2016	1,414	$9.42	to	$10.11	$13,426	0.00%	0.55%	to	0.86%	1.47%	to	1.79%

	AST Managed Equity Portfolio (merged April 24, 2020)
December 31, 2020	—	$8.58	to	$11.97	$—	0.00%	0.48%	to	0.86%	-19.76%	to	-19.66%
December 31, 2019	2,925	$10.69	to	$14.92	$41,307	0.00%	0.48%	to	0.86%	7.42%	to	24.80%
December 31, 2018	2,698	$11.23	to	$11.99	$30,682	0.00%	0.55%	to	0.86%	-12.87%	to	-12.59%
December 31, 2017	2,236	$12.89	to	$13.76	$29,107	0.00%	0.55%	to	0.86%	23.12%	to	23.50%
December 31, 2016	1,691	$10.47	to	$11.17	$17,828	0.00%	0.55%	to	0.86%	4.30%	to	11.75%

	AST Managed Fixed Income Portfolio (merged April 24, 2020)
December 31, 2020	—	$9.95	to	$10.97	$—	0.00%	0.48%	to	0.86%	-1.71%	to	-1.59%
December 31, 2019	3,408	$10.12	to	$11.15	$37,798	0.00%	0.48%	to	0.86%	0.95%	to	8.20%
December 31, 2018	3,216	$10.17	to	$10.32	$33,024	0.00%	0.55%	to	0.86%	-1.70%	to	-1.39%
December 31, 2017	2,832	$10.34	to	$10.50	$29,511	0.00%	0.55%	to	0.86%	3.01%	to	3.33%
December 31, 2016	2,324	$10.03	to	$10.19	$23,449	0.00%	0.55%	to	0.86%	2.11%	to	2.96%

	AST FQ Absolute Return Currency Portfolio (merged August 14, 2020)
December 31, 2020	—	$11.29	to	$12.50	$—	0.00%	0.48%	to	0.86%	24.90%	to	25.19%
December 31, 2019	243	$9.03	to	$9.99	$2,224	0.00%	0.48%	to	0.86%	-4.03%	to	0.50%
December 31, 2018	254	$9.40	to	$10.40	$2,421	0.00%	0.55%	to	0.86%	-6.28%	to	-5.98%
December 31, 2017	234	$10.01	to	$11.08	$2,366	0.00%	0.55%	to	0.86%	-3.86%	to	-3.56%
December 31, 2016	293	$10.39	to	$11.51	$3,077	0.00%	0.55%	to	0.86%	11.33%	to	14.49%

	AST Jennison Global Infrastructure Portfolio (merged August 14, 2020)
December 31, 2020	—	$10.32	to	$14.51	$—	0.00%	0.48%	to	0.86%	-2.24%	to	-2.01%
December 31, 2019	571	$10.55	to	$14.84	$7,700	0.00%	0.48%	to	0.86%	6.20%	to	27.63%
December 31, 2018	529	$10.66	to	$11.66	$5,676	0.00%	0.55%	to	0.86%	-9.35%	to	-9.06%
December 31, 2017	431	$11.74	to	$12.86	$5,087	0.00%	0.55%	to	0.86%	17.84%	to	18.20%
December 31, 2016	303	$9.95	to	$10.91	$3,029	0.00%	0.55%	to	0.86%	7.18%	to	8.67%

	AST PIMCO Dynamic Bond Portfolio (merged November 13, 2020)
December 31, 2020	—	$9.88	to	$10.54	$—	0.00%	0.48%	to	0.86%	1.57%	to	1.91%
December 31, 2019	902	$9.72	to	$10.38	$8,875	0.00%	0.48%	to	0.86%	1.52%	to	4.74%
December 31, 2018	549	$9.29	to	$9.94	$5,149	0.00%	0.55%	to	0.86%	-1.17%	to	-0.86%
December 31, 2017	498	$9.38	to	$10.06	$4,717	0.00%	0.55%	to	0.86%	-1.16%	to	-0.86%
December 31, 2016	432	$9.47	to	$10.17	$4,120	0.00%	0.55%	to	0.86%	0.18%	to	1.65%

	AST Legg Mason Diversified Growth Portfolio
December 31, 2020	38,487	$11.43	to	$14.02	$513,153	0.00%	0.35%	to	1.95%	4.00%	to	5.70%
December 31, 2019	39,352	$10.82	to	$13.29	$501,324	0.00%	0.35%	to	1.95%	8.09%	to	17.60%
December 31, 2018	29,409	$10.66	to	$11.30	$321,088	0.00%	0.55%	to	1.95%	-8.01%	to	-6.69%
December 31, 2017	25,241	$11.59	to	$12.11	$297,699	0.00%	0.55%	to	1.95%	12.38%	to	13.98%
December 31, 2016	16,090	$10.31	to	$10.63	$167,802	0.00%	0.55%	to	1.95%	6.80%	to	8.32%

	AST Bond Portfolio 2026
December 31, 2020	811	$10.52	to	$11.80	$9,089	0.00%	1.30%	to	3.15%	7.19%	to	9.26%
December 31, 2019	3,763	$9.77	to	$10.87	$39,140	0.00%	1.15%	to	3.25%	6.45%	to	8.76%
December 31, 2018	7,783	$9.17	to	$10.00	$74,690	0.00%	1.15%	to	3.25%	-4.27%	to	-2.18%
December 31, 2017	8,158	$9.58	to	$10.22	$80,946	0.00%	1.15%	to	3.25%	-0.90%	to	1.25%
December 31, 2016	12,370	$9.67	to	$10.09	$122,482	0.00%	1.15%	to	3.25%	-1.23%	to	0.90%

A143

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST AB Global Bond Portfolio (merged November 13, 2020)
December 31, 2020	—	$10.28	to	$11.70	$—	0.00%	0.48%	to	0.86%	2.31%	to	2.65%
December 31, 2019	473	$10.03	to	$11.40	$5,294	0.00%	0.48%	to	0.86%	0.15%	to	6.56%
December 31, 2018	361	$10.44	to	$10.70	$3,850	0.00%	0.55%	to	0.86%	-0.50%	to	-0.19%
December 31, 2017	278	$10.49	to	$10.72	$2,973	0.00%	0.55%	to	0.86%	1.67%	to	1.98%
December 31, 2016	139	$10.32	to	$10.51	$1,458	0.00%	0.55%	to	0.86%	3.32%	to	4.58%

	AST Goldman Sachs Global Income Portfolio (merged November 13, 2020)
December 31, 2020	—	$10.73	to	$12.22	$—	0.00%	0.48%	to	0.86%	6.63%	to	6.99%
December 31, 2019	229	$10.05	to	$11.42	$2,559	0.00%	0.48%	to	0.86%	0.32%	to	9.04%
December 31, 2018	154	$10.17	to	$10.48	$1,610	0.00%	0.55%	to	0.86%	-1.14%	to	-0.83%
December 31, 2017	117	$10.29	to	$10.57	$1,227	0.00%	0.55%	to	0.86%	1.22%	to	1.54%
December 31, 2016	77	$10.16	to	$10.41	$796	0.00%	0.55%	to	0.86%	1.65%	to	2.88%

	AST Global Bond Portfolio
December 31, 2020	18,521	$10.05	to	$11.95	$199,922	0.00%	0.35%	to	2.70%	0.54%	to	3.99%
December 31, 2019	295	$9.96	to	$11.50	$3,344	0.00%	0.48%	to	0.86%	-0.78%	to	6.40%
December 31, 2018	195	$10.55	to	$10.81	$2,103	0.00%	0.55%	to	0.86%	2.58%	to	2.90%
December 31, 2017	147	$10.28	to	$10.51	$1,545	0.00%	0.55%	to	0.86%	1.53%	to	1.84%
December 31, 2016	138	$10.14	to	$10.32	$1,421	0.00%	0.55%	to	0.73%	1.92%	to	2.10%

	AST Neuberger Berman Long/Short Portfolio (merged August 14, 2020)
December 31, 2020	—	$10.62	to	$12.54	$—	0.00%	0.48%	to	0.86%	3.88%	to	4.12%
December 31, 2019	438	$10.21	to	$12.06	$5,168	0.00%	0.48%	to	0.86%	2.35%	to	15.18%
December 31, 2018	378	$10.19	to	$10.49	$3,886	0.00%	0.55%	to	0.86%	-7.60%	to	-7.31%
December 31, 2017	271	$11.00	to	$11.34	$3,008	0.00%	0.55%	to	0.86%	12.18%	to	12.52%
December 31, 2016	151	$9.79	to	$10.09	$1,483	0.00%	0.55%	to	0.86%	2.46%	to	2.78%

	AST QMA International Core Equity Portfolio
December 31, 2020	848	$11.22	to	$13.42	$10,110	0.00%	0.48%	to	0.86%	5.66%	to	6.07%
December 31, 2019	779	$10.59	to	$12.70	$8,847	0.00%	0.48%	to	0.86%	6.92%	to	16.21%
December 31, 2018	669	$9.66	to	$10.96	$6,560	0.00%	0.55%	to	0.86%	-16.16%	to	-15.89%
December 31, 2017	583	$11.50	to	$13.07	$6,792	0.00%	0.55%	to	0.86%	23.52%	to	23.90%
December 31, 2016	191	$9.29	to	$10.58	$1,797	0.00%	0.55%	to	0.86%	-0.27%	to	5.72%

	AST Managed Alternatives Portfolio (merged April 24, 2020)
December 31, 2020	—	$10.07	to	$10.47	$—	0.00%	0.35%	to	0.86%	1.86%	to	2.02%
December 31, 2019	934	$9.88	to	$10.28	$9,310	0.00%	0.35%	to	0.86%	1.35%	to	4.69%
December 31, 2018	875	$9.45	to	$9.85	$8,326	0.00%	0.55%	to	0.86%	-4.23%	to	-3.93%
December 31, 2017	609	$9.85	to	$10.28	$6,028	0.00%	0.55%	to	0.86%	1.68%	to	1.99%
December 31, 2016	396	$9.67	to	$9.81	$3,851	0.00%	0.55%	to	0.86%	0.06%	to	0.38%

	Blackrock Global Allocation V.I. Fund (Class III)
December 31, 2020	4,459	$12.61	to	$15.40	$65,022	1.37%	0.48%	to	0.86%	19.67%	to	20.13%
December 31, 2019	4,130	$10.52	to	$12.87	$51,164	1.39%	0.48%	to	0.86%	5.41%	to	17.11%
December 31, 2018	3,693	$10.59	to	$11.02	$39,436	0.93%	0.55%	to	0.86%	-8.38%	to	-8.09%
December 31, 2017	2,991	$11.55	to	$12.03	$34,766	1.46%	0.55%	to	0.86%	12.73%	to	13.08%
December 31, 2016	2,006	$10.25	to	$10.67	$20,631	2.00%	0.55%	to	0.86%	2.92%	to	6.77%

	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
December 31, 2020	1,658	$10.75	to	$13.29	$21,175	3.37%	0.48%	to	0.86%	4.31%	to	4.71%
December 31, 2019	1,594	$10.29	to	$12.74	$19,837	3.07%	0.48%	to	0.86%	2.77%	to	13.64%
December 31, 2018	1,264	$10.97	to	$11.25	$13,988	0.00%	0.55%	to	0.86%	-5.74%	to	-5.44%
December 31, 2017	790	$11.64	to	$11.93	$9,257	4.16%	0.55%	to	0.86%	10.75%	to	11.09%
December 31, 2016	531	$10.51	to	$10.77	$5,614	4.91%	0.55%	to	0.86%	5.29%	to	7.96%

	AST Bond Portfolio 2027 (available January 4, 2016)
December 31, 2020	1,049	$10.71	to	$11.92	$11,975	0.00%	1.15%	to	3.25%	8.23%	to	10.58%
December 31, 2019	3,296	$9.89	to	$10.78	$34,237	0.00%	1.15%	to	3.25%	7.09%	to	9.41%
December 31, 2018	9,050	$9.24	to	$9.85	$86,291	0.00%	1.15%	to	3.25%	-4.49%	to	-2.40%
December 31, 2017	8,868	$9.67	to	$10.09	$87,631	0.00%	1.15%	to	3.25%	-0.64%	to	1.51%
December 31, 2016	13,680	$9.73	to	$9.94	$134,672	0.00%	1.15%	to	3.25%	-2.66%	to	-0.55%

A144

Note 7:    Financial Highlights (continued)

	At the year ended							For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	NVIT Emerging Markets Fund (Class D) (available August 5, 2016)
December 31, 2020	418		$14.43	to	$14.81	$6,114		1.59%	1.40%	to	2.00%	10.71%	to	11.36%
December 31, 2019	451		$13.03	to	$13.30	$5,937		2.09%	1.40%	to	2.00%	20.18%	to	20.89%
December 31, 2018	506		$10.84	to	$11.00	$5,533		0.34%	1.40%	to	2.00%	-19.33%	to	-18.85%
December 31, 2017	547		$13.44	to	$13.55	$7,381		0.96%	1.40%	to	2.00%	38.34%	to	39.15%
December 31, 2016	585		$9.72	to	$9.74	$5,696		0.79%	1.40%	to	2.00%	-4.04%	to	-3.81%

	AST Bond Portfolio 2028 (available January 3, 2017)
December 31, 2020	—	(1)	$11.40	to	$12.16	$—	(1)	0.00%	1.30%	to	2.95%	11.40%	to	13.21%
December 31, 2019	887		$10.12	to	$10.75	$9,329		0.00%	1.30%	to	3.25%	7.96%	to	10.16%
December 31, 2018	2,788		$9.37	to	$9.78	$26,723		0.00%	1.15%	to	3.25%	-5.26%	to	-3.19%
December 31, 2017	222		$9.89	to	$10.10	$2,219		0.00%	1.15%	to	3.25%	-1.11%	to	1.03%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2029 (available January 2, 2018)
December 31, 2020	3		$11.64	to	$12.36	$38		0.00%	1.30%	to	3.25%	12.51%	to	14.80%
December 31, 2019	1,766		$10.34	to	$10.80	$18,741		0.00%	1.15%	to	3.25%	8.65%	to	11.01%
December 31, 2018	313		$9.52	to	$9.73	$3,009		0.00%	1.15%	to	3.25%	-4.82%	to	-2.74%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST American Funds Growth Allocation Portfolio (available April 30, 2018)
December 31, 2020	89,195		$13.52	to	$14.04	$1,227,833		0.00%	0.35%	to	1.95%	19.63%	to	21.58%
December 31, 2019	78,975		$11.24	to	$11.57	$902,733		0.00%	0.35%	to	1.95%	12.19%	to	21.63%
December 31, 2018	28,990		$9.42	to	$9.51	$274,473		0.00%	0.55%	to	1.95%	-5.28%	to	-4.38%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2030 (available January 2, 2019)
December 31, 2020	3,435		$12.36	to	$12.80	$43,329		0.00%	1.15%	to	2.95%	11.23%	to	13.19%
December 31, 2019	920		$11.07	to	$11.31	$10,321		0.00%	1.15%	to	3.25%	10.68%	to	13.08%
December 31, 2018	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock 80/20 Target Allocation ETF Portfolio (available January 28, 2019)
December 31, 2020	19,637		$13.30	to	$14.38	$279,519		0.00%	0.35%	to	1.95%	16.06%	to	17.95%
December 31, 2019	14,124		$11.27	to	$12.29	$172,194		0.00%	0.35%	to	1.95%	12.54%	to	17.45%
December 31, 2018	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock 60/40 Target Allocation ETF Portfolio (available January 28, 2019)
December 31, 2020	15,395		$12.88	to	$13.66	$207,231		0.00%	0.35%	to	1.95%	13.50%	to	15.35%
December 31, 2019	10,889		$11.17	to	$11.86	$128,249		0.00%	0.35%	to	1.95%	11.58%	to	14.46%
December 31, 2018	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Western Asset Corporate Bond Portfolio (available August 19, 2019)
December 31, 2020	315		$10.74	to	$10.87	$3,384		0.00%	0.40%	to	1.30%	6.71%	to	7.68%
December 31, 2019	28		$10.06	to	$10.06	$279		0.00%	1.20%	to	1.30%	0.62%	to	0.65%
December 31, 2018	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST T. Rowe Price Corporate Bond Portfolio (available August 19, 2019)
December 31, 2020	274		$10.74	to	$10.88	$2,947		0.00%	0.40%	to	1.30%	6.59%	to	7.56%
December 31, 2019	28		$10.08	to	$10.08	$280		0.00%	1.20%	to	1.30%	0.81%	to	0.85%
December 31, 2018	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A145

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST PIMCO Corporate Bond Portfolio (available August 19, 2019)
December 31, 2020	406	$10.74	to	$10.87	$4,361	0.00%	0.40%	to	1.30%	6.71%	to	7.68%
December 31, 2019	26	$10.06	to	$10.06	$262	0.00%	1.20%	to	1.30%	0.62%	to	0.65%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Prudential Corporate Bond Portfolio (available August 19, 2019)
December 31, 2020	578	$10.76	to	$10.90	$6,228	0.00%	0.40%	to	1.30%	6.26%	to	7.23%
December 31, 2019	64	$10.13	to	$10.13	$644	0.00%	1.20%	to	1.30%	1.31%	to	1.35%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock Corporate Bond Portfolio (available August 19, 2019)
December 31, 2020	350	$10.98	to	$11.12	$3,848	0.00%	0.40%	to	1.30%	9.15%	to	10.14%
December 31, 2019	28	$10.06	to	$10.06	$279	0.00%	1.20%	to	1.30%	0.62%	to	0.65%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Dimensional Global Core Allocation Portfolio (available November 18, 2019)
December 31, 2020	825	$11.65	to	$11.79	$9,610	0.00%	0.35%	to	1.45%	13.07%	to	14.33%
December 31, 2019	107	$10.30	to	$10.31	$1,099	0.00%	0.85%	to	1.45%	3.02%	to	3.10%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2031 (available January 2, 2020)
December 31, 2020	5,312	$11.00	to	$11.19	$58,919	0.00%	1.15%	to	2.95%	9.97%	to	11.91%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Contrafund℠ Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	1	$12.13	to	$12.13	$11	0.42%	0.50%	to	0.50%	25.68%	to	25.68%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Growth Opportunities Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	7	$15.29	to	$15.30	$108	0.00%	0.40%	to	0.50%	59.14%	to	59.28%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Growth Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	2	$13.26	to	$13.26	$27	0.00%	0.50%	to	0.50%	37.98%	to	37.98%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Investment Grade Bond Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	5	$10.63	to	$10.64	$51	5.90%	0.40%	to	0.50%	5.95%	to	6.04%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A146

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® New Discovery Series (Initial Class) (available February 24, 2020)
December 31, 2020	1		$13.92	to	$13.93	$7	0.00%	0.40%	to	0.50%	43.43%	to	43.55%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Total Return Series (Initial Class) (available February 24, 2020)
December 31, 2020	87		$10.76	to	$10.77	$935	0.00%	0.25%	to	0.40%	9.53%	to	9.67%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Total Return Bond Series (Initial Class) (available February 24, 2020)
December 31, 2020	5		$10.53	to	$10.53	$57	0.00%	0.25%	to	0.25%	5.12%	to	5.12%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Equity Index Portfolio (available February 24, 2020)
December 31, 2020	5		$11.33	to	$11.33	$52	0.00%	0.85%	to	0.85%	17.23%	to	17.23%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Global Bond Index (available February 24, 2020)
December 31, 2020	—	(1)	$10.34	to	$10.34	$3	0.00%	0.75%	to	0.75%	3.06%	to	3.06%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Mid-Cap Index Portfolio (available February 24, 2020)
December 31, 2020	1		$11.35	to	$11.35	$15	0.00%	0.75%	to	0.75%	16.93%	to	16.93%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Real Estate Index Portfolio (available February 24, 2020)
December 31, 2020	3		$8.81	to	$8.82	$29	0.00%	0.75%	to	0.85%	(10.61)%	to	(10.54)%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Total Bond Market Index Portfolio (available February 24, 2020)
December 31, 2020	2		$10.42	to	$10.42	$26	0.00%	0.75%	to	0.75%	3.75%	to	3.75%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Total International Stock Index Portfolio (available February 24, 2020)
December 31, 2020	6		$11.25	to	$11.26	$71	0.00%	0.75%	to	0.85%	16.60%	to	16.70%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A147

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Vanguard Total Stock Market Index Portfolio (available February 24, 2020)
December 31, 2020	11	$11.55	to	$11.55	$132	0.00%	0.75%	to	0.75%	19.48%	to	19.48%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Balanced Portfolio (available February 24, 2020)
December 31, 2020	6	$10.73	to	$10.73	$62	0.00%	0.85%	to	0.85%	9.49%	to	9.49%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Conservative Allocation Portfolio (available February 24, 2020)
December 31, 2020	7	$10.86	to	$10.87	$75	0.00%	0.75%	to	0.85%	9.89%	to	9.98%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Growth Portfolio (available February 24, 2020)
December 31, 2020	1	$13.09	to	$13.09	$11	0.00%	0.75%	to	0.75%	35.55%	to	35.55%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard High Yield Bond Portfolio (available February 24, 2020)
December 31, 2020	1	$10.37	to	$10.37	$6	0.00%	0.75%	to	0.75%	4.24%	to	4.24%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Moderate Allocation Portfolio (available February 24, 2020)
December 31, 2020	5	$11.08	to	$11.08	$52	0.00%	0.85%	to	0.85%	12.99%	to	12.99%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Short-Term Investment Grade Portfolio (available February 24, 2020)
December 31, 2020	3	$10.35	to	$10.36	$31	0.00%	0.75%	to	0.85%	3.30%	to	3.39%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Asset Allocation Fund (Class 1) (available February 24, 2020)
December 31, 2020	26	$10.93	to	$10.96	$286	12.73%	0.60%	to	0.85%	11.90%	to	12.14%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Blue Chip Income and Growth Fund (Class 1) (available February 24, 2020)
December 31, 2020	7	$10.72	to	$10.72	$80	11.58%	0.85%	to	0.85%	11.04%	to	11.04%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A148

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	American Funds IS Bond Fund (Class 1) (available February 24, 2020)
December 31, 2020	4	$10.65	to	$10.65	$43	5.32%	0.85%	to	0.85%	6.21%	to	6.21%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Growth Fund (Class 1) (available February 24, 2020)
December 31, 2020	24	$13.86	to	$13.87	$335	1.87%	0.75%	to	0.85%	44.00%	to	44.13%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Growth-Income Fund (Class 1) (available February 24, 2020)
December 31, 2020	2	$11.03	to	$11.03	$25	3.46%	0.85%	to	0.85%	13.98%	to	13.98%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS U.S. Government/AAA-Rated Securities Fund (Class 1) (available February 24, 2020)
December 31, 2020	2	$10.77	to	$10.77	$22	5.16%	0.75%	to	0.75%	7.13%	to	7.13%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Basic Value V.I. Fund (Class I) (available February 24, 2020)
December 31, 2020	29	$10.43	to	$10.43	$299	13.38%	0.25%	to	0.25%	7.67%	to	7.67%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Capital Appreciation V.I. Fund (Class I) (available February 24, 2020)
December 31, 2020	4	$12.95	to	$12.96	$49	0.00%	0.40%	to	0.50%	34.41%	to	34.52%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Equity Dividend V.I. Fund (Class I) (available February 24, 2020)
December 31, 2020	30	$10.37	to	$10.40	$309	2.64%	0.25%	to	0.50%	7.26%	to	7.49%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Global Allocation V.I. Fund (Class I) (available February 24, 2020)
December 31, 2020	2	$11.81	to	$11.81	$21	3.20%	0.50%	to	0.50%	20.42%	to	20.42%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	DFA VA Global Bond Portfolio (available February 24, 2020)
December 31, 2020	2	$10.03	to	$10.03	$24	0.19%	0.75%	to	0.75%	0.33%	to	0.33%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A149

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	DFA VA Short-Term Fixed Portfolio (available February 24, 2020)
December 31, 2020	2		$9.96	to	$9.96	$17	2.82%	0.85%	to	0.85%	-0.42%	to	-0.42%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	DFA VA U.S. Large Value Portfolio (available February 24, 2020)
December 31, 2020	2		$9.96	to	$9.96	$15	23.16%	0.75%	to	0.75%	3.23%	to	3.23%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	DFA VA U.S. Targeted Value Portfolio (available February 24, 2020)
December 31, 2020	—	(1)	$10.76	to	$10.76	$5	6.29%	0.75%	to	0.75%	11.44%	to	11.44%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Balanced Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	10		$11.75	to	$11.75	$119	7.12%	0.25%	to	0.25%	20.30%	to	20.30%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Consumer Discretionary Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	—		$12.98	to	$12.98	$—	0.00%	0.40%	to	0.40%	34.38%	to	34.38%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Disciplined Small Cap Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	26		$11.98	to	$12.00	$317	2.69%	0.25%	to	0.40%	23.40%	to	23.56%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Emerging Markets Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	1		$13.26	to	$13.26	$7	0.00%	0.40%	to	0.40%	37.43%	to	37.43%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Financial Services Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	—		$9.98	to	$9.98	$—	0.00%	0.40%	to	0.40%	3.11%	to	3.11%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Floating Rate High Income Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	1		$10.20	to	$10.20	$11	28.53%	0.40%	to	0.40%	2.25%	to	2.25%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A150

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Fidelity® VIP Health Care Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	—	(1)	$11.68	to	$11.68	$5	0.00%	0.50%	to	0.50%	22.24%	to	22.24%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Industrials Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	—	(1)	$10.78	to	$10.78	$4	0.85%	0.50%	to	0.50%	11.80%	to	11.80%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP International Capital Appreciation Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	3		$11.83	to	$11.84	$31	0.86%	0.40%	to	0.50%	22.50%	to	22.61%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Mid Cap Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	27		$11.54	to	$11.56	$309	2.49%	0.25%	to	0.50%	18.90%	to	19.16%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Strategic Income Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	1		$10.52	to	$10.52	$15	18.54%	0.40%	to	0.40%	5.68%	to	5.68%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Technology Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	1		$14.98	to	$14.99	$11	0.00%	0.40%	to	0.50%	56.17%	to	56.30%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Utilities Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	—		$9.27	to	$9.27	$—	0.00%	0.40%	to	0.40%	(6.09)%	to	(6.09)%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	ClearBridge Variable Mid Cap Portfolio (Class I) (available February 24, 2020)
December 31, 2020	—	(1)	$11.16	to	$11.16	$6	0.69%	0.40%	to	0.40%	15.11%	to	15.11%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	ClearBridge Variable Small Cap Growth Portfolio (Class I) (available February 24, 2020)
December 31, 2020	23		$13.61	to	$13.64	$315	0.00%	0.25%	to	0.50%	40.46%	to	40.76%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
A151

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Western Asset Core Plus VIT Portfolio (Class I) (available February 24, 2020)
December 31, 2020	13		$10.61	to	$10.62	$133	13.51%	0.40%	to	0.50%	6.11%	to	6.20%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Western Asset Variable Global High Yield Bond Portfolio (Class I) (available February 24, 2020)
December 31, 2020	1		$10.54	to	$10.55	$9	11.46%	0.40%	to	0.50%	5.98%	to	6.07%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Mid Cap Growth Series (Initial Class) (available February 24, 2020)
December 31, 2020	1		$12.73	to	$12.74	$15	0.00%	0.40%	to	0.50%	30.65%	to	30.76%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® International Intrinsic Value Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	5		$11.91	to	$11.92	$64	0.00%	0.40%	to	0.50%	23.14%	to	23.24%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	—	(1)	$11.78	to	$11.78	$5	0.00%	0.50%	to	0.50%	22.11%	to	22.11%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® International Growth Portfolio (Service Shares) (available April 27, 2020)
December 31, 2020	58		$13.44	to	$13.48	$787	0.92%	0.48%	to	0.86%	32.37%	to	32.71%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares) (available April 27, 2020)
December 31, 2020	26		$13.52	to	$13.56	$351	0.14%	0.48%	to	0.86%	33.08%	to	33.42%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Technology Portfolio (Service Shares) (available April 27, 2020)
December 31, 2020	518		$14.58	to	$14.62	$7,568	0.00%	0.48%	to	0.86%	44.68%	to	45.06%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Investors Trust Series (Service Shares) (available April 27, 2020)
December 31, 2020	11		$13.01	to	$13.03	$149	0.55%	0.48%	to	0.73%	27.78%	to	28.00%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A152

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® Mid Cap Growth Series (Service Shares) (available April 27, 2020)
December 31, 2020	231	$14.75	to	$14.79	$3,420	0.00%	0.48%	to	0.86%	44.30%	to	44.67%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® New Discovery Series (Service Shares) (available April 27, 2020)
December 31, 2020	87	$16.70	to	$16.74	$1,448	0.00%	0.48%	to	0.86%	61.70%	to	62.11%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Research Series (Service Shares) (available April 27, 2020)
December 31, 2020	20	$12.95	to	$12.99	$259	0.46%	0.48%	to	0.86%	27.73%	to	28.06%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Total Return Bond Series (Service Shares) (available April 27, 2020)
December 31, 2020	649	$10.72	to	$10.74	$6,968	3.40%	0.48%	to	0.73%	7.48%	to	7.66%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Total Return Series (Service Shares) (available April 27, 2020)
December 31, 2020	316	$11.98	to	$12.01	$3,796	1.97%	0.48%	to	0.86%	18.27%	to	18.58%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Utilities Series (Service Shares) (available April 27, 2020)
December 31, 2020	144	$12.13	to	$12.16	$1,752	1.67%	0.48%	to	0.86%	19.22%	to	19.53%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Contrafund® Portfolio (Service Class 2) (available August 17, 2020)
December 31, 2020	128	$10.98	to	$10.99	$1,406	0.00%	0.48%	to	0.73%	8.94%	to	9.04%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Asset Allocation Fund (Class 4) (available August 17, 2020)
December 31, 2020	412	$10.87	to	$10.88	$4,479	2.01%	0.48%	to	0.86%	8.38%	to	8.53%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Blue Chip Income and Growth Fund (Class 4) (available August 17, 2020)
December 31, 2020	84	$11.11	to	$11.13	$940	2.50%	0.48%	to	0.86%	11.02%	to	11.18%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A153

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	American Funds IS Bond Fund (Class 4) (available August 17, 2020)
December 31, 2020	94	$10.13	to	$10.13	$953.04	2.52%	0.48%	to	0.68%	1.27%	to	1.34%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Global Growth and Income Fund (Class 4) (available August 17, 2020)
December 31, 2020	57	$11.34	to	$11.35	$649.56	1.18%	0.48%	to	0.86%	12.99%	to	13.15%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Global Small Capitalization Fund (Class 4) (available August 17, 2020)
December 31, 2020	23	$12.45	to	$12.46	$290.48	0.00%	0.48%	to	0.66%	23.41%	to	23.49%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Growth Fund (Class 4) (available August 17, 2020)
December 31, 2020	184	$12.23	to	$12.25	$2,248.40	0.00%	0.48%	to	0.86%	20.33%	to	20.50%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Growth-Income Fund (Class 4) (available August 17, 2020)
December 31, 2020	95	$11.05	to	$11.07	$1,054.15	1.28%	0.48%	to	0.86%	10.12%	to	10.28%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS International Fund (Class 4) (available August 17, 2020)
December 31, 2020	19	$11.98	to	$11.99	$223.85	0.40%	0.48%	to	0.86%	19.41%	to	19.58%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS New World Fund® (Class 4) (available August 17, 2020)
December 31, 2020	59	$11.92	to	$11.93	$707.85	0.00%	0.48%	to	0.73%	18.51%	to	18.62%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Advantage Large Cap Core V.I. Fund (Class III) (available August 17, 2020)
December 31, 2020	34	$11.22	to	$11.23	$382.01	1.56%	0.48%	to	0.86%	11.55%	to	11.70%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Advantage Large Cap Value V.I. Fund (Class III) (available August 17, 2020)
December 31, 2020	24	$11.26	to	$11.27	$270.23	2.41%	0.48%	to	0.73%	12.70%	to	12.80%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
A154

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	BlackRock Basic Value V.I. Fund (Class III) (available August 17, 2020)
December 31, 2020	2	$11.50	to	$11.50	$22.22	5.43%	0.48%	to	0.48%	15.31%	to	15.31%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Capital Appreciation V.I. Fund (Class III) (available August 17, 2020)
December 31, 2020	18	$11.59	to	$11.60	$205.87	0.00%	0.48%	to	0.68%	14.97%	to	15.06%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Equity Dividend V.I. Fund (Class III) (available August 17, 2020)
December 31, 2020	56	$11.26	to	$11.27	$628.65	0.98%	0.48%	to	0.68%	12.84%	to	12.92%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Large Cap Focus Growth V.I. Fund (Class III) (available August 17, 2020)
December 31, 2020	28	$11.40	to	$11.40	$317.74	0.00%	0.48%	to	0.66%	12.81%	to	12.88%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Balanced Portfolio (Service Class 2) (available August 17, 2020)
December 31, 2020	340	$11.16	to	$11.17	$3,796.85	1.64%	0.48%	to	0.86%	11.30%	to	11.46%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2) (available August 17, 2020)
December 31, 2020	284	$12.36	to	$12.38	$3,514.17	0.00%	0.48%	to	0.86%	22.29%	to	22.47%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Health Care Portfolio (Service Class 2) (available August 17, 2020)
December 31, 2020	184	$10.89	to	$10.90	$2,004.57	0.82%	0.48%	to	0.86%	7.63%	to	7.78%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

*    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**    These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.
A155

Note 7:    Financial Highlights (continued)

***    These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2020 or from the effective date of the subaccount through the end of the reporting period.

(1)     Amount is less than 1,000 units and/or $1,000 in net assets.

Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life.

A.Mortality and Expense Risk Charges

The mortality and expense risk charges are applied daily against the net assets of each subaccount. Mortality risk is the risk that contract owners may live longer than estimated and expense risk is the risk that the cost of issuing and administering the contracts may exceed related charges assessed by Pruco Life. These charges are assessed through a reduction in unit values.

B.Administration Charge
The administration charge is applied daily against the net assets of each subaccount. Administration charges include costs associated with issuing the contracts, establishing and maintaining records, and providing reports to contract owners. Effective February 24, 2020, under the Prudential MyRock Advisor Variable Annuity product, a fund access charge is assessed on the account value invested in certain subaccounts associated with funds that do not provide adequate revenue. These charges are assessed daily through a reduction in unit values.

The following are the base and maximum combined mortality and expense risk and administration charges of the respective contracts.
A156

Note 8:    Charges and Expenses (continued)

Products	Base	Maximum
Discovery Choice	1.35%	1.65%
Discovery Preferred	1.40%	1.40%
Discovery Select	1.40%	1.40%
Prudential Defined Income Annuity	1.10%	1.90%
Prudential MyRock Advisor Variable Annuity	0.25%	2.10%
Prudential Premier Advisor Variable Annuity Series(1)	0.35% / 0.55%	1.95%
Prudential Premier Investment Variable Annuity B Series(2)	0.48% / 0.55%	0.73%
Prudential Premier Investment Variable Annuity C Series	0.68%	0.86%
Prudential Premier Retirement Variable Annuity	0.85%	0.85%
Prudential Premier Retirement Variable Annuity B Series	1.30%	2.70%
Prudential Premier Retirement Variable Annuity C Series	1.30%	3.15%
Prudential Premier Retirement Variable Annuity L Series	1.30%	3.10%
Prudential Premier Retirement Variable Annuity X Series	1.30%	3.25%
Prudential Premier Variable Annuity B Series	1.15%	2.55%
Prudential Premier Variable Annuity Bb Series	0.95%	2.35%
Prudential Premier Variable Annuity L Series	1.50%	2.90%
Prudential Premier Variable Annuity X Series	1.55%	2.95%
Strategic Partners Advisor	1.40%	2.25%
Strategic Partners FlexElite	1.60%	2.50%
Strategic Partners FlexElite 2	1.65%	2.75%
Strategic Partners Plus	1.40%	2.40%
Strategic Partners Plus 3	1.40%	2.60%
Strategic Partners Select	1.52%	1.52%
Strategic Partners Variable Annuity One	1.40%	2.40%
Strategic Partners Variable Annuity One 3	1.40%	2.60%

(1)    Effective February 25, 2019, the base charge on Prudential Premier Advisor Variable Annuity Series product was reduced to 0.35%. Contracts issued under this product on or after February 25, 2019 will have a base charge of 0.35%.

(2)    Effective September 16, 2019, the base charge on Prudential Premier Investment Variable Annuity B Series product was reduced to 0.48%. Contracts issued under this product on or after September 16, 2019 will have a base charge of 0.48%.

C.Withdrawal Charges

A withdrawal charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

D.Other Related Charges

For certain products with Highest Daily Lifetime Seven benefit options, the optional benefit fee is a percentage of the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

For certain products with Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, and Highest Daily Lifetime Seven Plus benefit options, the optional benefit fee is assessed against the greater of the
A157

Note 8:    Charges and Expenses (continued)
unadjusted account value or the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

An annual maintenance fee is charged if purchase payments or account value is less than a stated amount (varies by product and may vary by state).

A quarterly premium-based charge is applicable to certain products, which ranges from 0.15% to 0.84% annualized.

These other related charges are assessed through the redemption of units.

Note 9:    Other

Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account before the annuitization date.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes, including transfers from the general account as a remittance of remediation credits to contract owners.

Annuity payments represent transfers to the general account at the time of contract annuitization which are used to establish the fixed payout account from which future annuity payments are distributed under the terms of the contracts.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contracts, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment account.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

A158

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Pruco Life Insurance Company and
the Contract Owners of Pruco Life Flexible Premium Variable Annuity Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio (Class I) (1)	AST FQ Absolute Return Currency Portfolio (4)
Prudential Diversified Bond Portfolio (1)	AST Jennison Global Infrastructure Portfolio (4)
Prudential Equity Portfolio (Class I) (1)	AST PIMCO Dynamic Bond Portfolio (5)
Prudential Flexible Managed Portfolio (1)	AST Legg Mason Diversified Growth Portfolio (1)
Prudential Conservative Balanced Portfolio (1)	AST Bond Portfolio 2026 (1)
Prudential Value Portfolio (Class I) (1)	AST AB Global Bond Portfolio (5)
Prudential High Yield Bond Portfolio (1)	AST Goldman Sachs Global Income Portfolio (5)
Prudential Natural Resources Portfolio (Class I) (1)	AST Global Bond Portfolio (1)
Prudential Stock Index Portfolio (1)	AST Neuberger Berman Long/Short Portfolio (4)
Prudential Global Portfolio (1)	AST QMA International Core Equity Portfolio (1)
Prudential Jennison Portfolio (Class I) (1)	AST Managed Alternatives Portfolio (3)
Prudential Small Capitalization Stock Portfolio (1)	Blackrock Global Allocation V.I. Fund (Class III) (1)
T. Rowe Price International Stock Portfolio (1)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2) (1)
T. Rowe Price Equity Income Portfolio (Equity Income Class) (1)	AST Bond Portfolio 2027 (1)
Invesco V.I. Core Equity Fund (Series I) (1)	NVIT Emerging Markets Fund (Class D) (1)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	AST Bond Portfolio 2028 (1)
Janus Henderson VIT Overseas Portfolio (Institutional Shares) (1)	AST Bond Portfolio 2029 (1)
MFS® Research Series (Initial Class) (1)	AST American Funds Growth Allocation Portfolio (1)
MFS® Growth Series (Initial Class) (1)	AST Bond Portfolio 2030 (1)
American Century VP Value Fund (Class I) (1)	AST BlackRock 80/20 Target Allocation ETF Portfolio (1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	AST BlackRock 60/40 Target Allocation ETF Portfolio (1)
Prudential Jennison 20/20 Focus Portfolio (Class I) (1)	AST Western Asset Corporate Bond Portfolio (1)
Davis Value Portfolio (1)	AST T. Rowe Price Corporate Bond Portfolio (1)
AB VPS Large Cap Growth Portfolio (Class B) (1)	AST PIMCO Corporate Bond Portfolio (1)
A159

Prudential SP Small Cap Value Portfolio (Class I) (1)	AST Prudential Corporate Bond Portfolio (1)
Janus Henderson VIT Research Portfolio (Service Shares) (1)	AST BlackRock Corporate Bond Portfolio (1)
SP Prudential U.S. Emerging Growth Portfolio (Class I) (1)	AST Dimensional Global Core Allocation Portfolio (1)
Prudential SP International Growth Portfolio (Class I) (1)	AST Bond Portfolio 2031 (6)
AST Cohen & Steers Realty Portfolio (1)	Fidelity® VIP Contrafund℠ Portfolio (Initial Class) (7)
AST J.P. Morgan Strategic Opportunities Portfolio (1)	Fidelity® VIP Growth Opportunities Portfolio (Initial Class) (7)
AST T. Rowe Price Large-Cap Value Portfolio (1)	Fidelity® VIP Growth Portfolio (Initial Class) (7)
AST High Yield Portfolio (1)	Fidelity® VIP Investment Grade Bond Portfolio (Initial Class) (7)
AST Small-Cap Growth Opportunities Portfolio (1)	MFS® New Discovery Series (Initial Class) (7)
AST WEDGE Capital Mid-Cap Value Portfolio (1)	MFS® Total Return Series (Initial Class) (7)
AST Small-Cap Value Portfolio (1)	MFS® Total Return Bond Series (Initial Class) (7)
AST Mid-Cap Growth Portfolio (1)	Vanguard Equity Index Portfolio (7)
AST Hotchkis & Wiley Large-Cap Value Portfolio (1)	Vanguard Global Bond Index (7)
AST Loomis Sayles Large-Cap Growth Portfolio (1)	Vanguard Mid-Cap Index Portfolio (7)
AST MFS Growth Portfolio (1)	Vanguard Real Estate Index Portfolio (7)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio (1)	Vanguard Total Bond Market Index Portfolio (7)
AST BlackRock Low Duration Bond Portfolio (1)	Vanguard Total International Stock Index Portfolio (7)
AST QMA US Equity Alpha Portfolio (1)	Vanguard Total Stock Market Index Portfolio (7)
AST T. Rowe Price Natural Resources Portfolio (1)	Vanguard Balanced Portfolio (7)
AST T. Rowe Price Asset Allocation Portfolio (1)	Vanguard Conservative Allocation Portfolio (7)
AST MFS Global Equity Portfolio (1)	Vanguard Growth Portfolio (7)
AST J.P. Morgan International Equity Portfolio (1)	Vanguard High Yield Bond Portfolio (7)
AST Templeton Global Bond Portfolio (5)	Vanguard Moderate Allocation Portfolio (7)
AST Wellington Management Hedged Equity Portfolio (1)	Vanguard Short-Term Investment Grade Portfolio (7)
AST Capital Growth Asset Allocation Portfolio (1)	American Funds IS Asset Allocation Fund (Class 1) (7)
AST Academic Strategies Asset Allocation Portfolio (1)	American Funds IS Blue Chip Income and Growth Fund (Class 1) (7)
AST Balanced Asset Allocation Portfolio (1)	American Funds IS Bond Fund (Class 1) (7)
AST Preservation Asset Allocation Portfolio (1)	American Funds IS Growth Fund (Class 1) (7)
AST Fidelity Institutional AM℠ Quantitative Portfolio (1)	American Funds IS Growth-Income Fund (Class 1) (7)
AST Prudential Growth Allocation Portfolio (1)	American Funds IS U.S. Government/AAA-Rated Securities Fund (Class 1) (7)
AST Advanced Strategies Portfolio (1)	BlackRock Basic Value V.I. Fund (Class I) (7)
AST T. Rowe Price Large-Cap Growth Portfolio (1)	BlackRock Capital Appreciation V.I. Fund (Class I) (7)
A160

AST Government Money Market Portfolio (1)	BlackRock Equity Dividend V.I. Fund (Class I) (7)
AST Small-Cap Growth Portfolio (1)	BlackRock Global Allocation V.I. Fund (Class I) (7)
AST BlackRock/Loomis Sayles Bond Portfolio (1)	DFA VA Global Bond Portfolio (7)
AST International Value Portfolio (1)	DFA VA Short-Term Fixed Portfolio (7)
AST International Growth Portfolio (1)	DFA VA U.S. Large Value Portfolio (7)
AST Investment Grade Bond Portfolio (1)	DFA VA U.S. Targeted Value Portfolio (7)
AST Western Asset Core Plus Bond Portfolio (1)	Fidelity® VIP Balanced Portfolio Initial Class) (7)
AST Cohen & Steers Global Realty Portfolio (1)	Fidelity® VIP Consumer Discretionary Portfolio (Initial Class) (7)
AST Emerging Markets Equity Portfolio (1)	Fidelity® VIP Disciplined Small Cap Portfolio (Initial Class) (7)
AST Goldman Sachs Small-Cap Value Portfolio (1)	Fidelity® VIP Emerging Markets Portfolio (Initial Class) (7)
AST AllianzGI World Trends Portfolio (1)	Fidelity® VIP Financial Services Portfolio (Initial Class) (7)
AST J.P. Morgan Global Thematic Portfolio (1)	Fidelity® VIP Floating Rate High Income Portfolio (Initial Class) (7)
AST Goldman Sachs Multi-Asset Portfolio (1)	Fidelity® VIP Health Care Portfolio (Initial Class) (7)
ProFund VP Consumer Services (1)	Fidelity® VIP Industrials Portfolio (Initial Class) (7)
ProFund VP Consumer Goods (1)	Fidelity® VIP International Capital Appreciation Portfolio (Initial Class) (7)
ProFund VP Financials (1)	Fidelity® VIP Mid Cap Portfolio (Initial Class) (7)
ProFund VP Health Care (1)	Fidelity® VIP Strategic Income Portfolio (Initial Class) (7)
ProFund VP Industrials (1)	Fidelity® VIP Technology Portfolio (Initial Class) (7)
ProFund VP Mid-Cap Growth (1)	Fidelity® VIP Utilities Portfolio (Initial Class) (7)
ProFund VP Mid-Cap Value (1)	ClearBridge Variable Mid Cap Portfolio (Class I) (7)
ProFund VP Real Estate (1)	ClearBridge Variable Small Cap Growth Portfolio (Class I) (7)
ProFund VP Small-Cap Growth (1)	Western Asset Core Plus VIT Portfolio (Class I) (7)
ProFund VP Small-Cap Value (1)	Western Asset Variable Global High Yield Bond Portfolio (Class I) (7)
ProFund VP Telecommunications (1)	MFS® Mid Cap Growth Series (Initial Class) (7)
ProFund VP Utilities (1)	MFS® International Intrinsic Value Portfolio (Initial Class) (7)
ProFund VP Large-Cap Growth (1)	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class) (7)
ProFund VP Large-Cap Value (1)	MFS® International Growth Portfolio (Service Shares) (8)
AST Jennison Large-Cap Growth Portfolio (1)	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares) (8)
AST Bond Portfolio 2020 (2)	MFS® Technology Portfolio (Service Shares) (8)
AST Bond Portfolio 2021 (1)	MFS® Investors Trust Series (Service Shares) (8)
Wells Fargo VT International Equity Fund (Class 1) (1)	MFS® Mid Cap Growth Series (Service Shares) (8)
A161

Wells Fargo VT Omega Growth Fund (Class 1) (1)	MFS® New Discovery Series (Service Shares) (8)
Wells Fargo VT Small Cap Growth Fund (Class 1) (1)	MFS® Research Series (Service Shares) (8)
AST Bond Portfolio 2022 (1)	MFS® Total Return Bond Series (Service Shares) (8)
AST Quantitative Modeling Portfolio (1)	MFS® Total Return Series (Service Shares) (8)
AST BlackRock Global Strategies Portfolio (1)	MFS® Utilities Series (Service Shares) (8)
Wells Fargo VT Opportunity Fund (Class 1) (1)	Fidelity® VIP Contrafund® Portfolio (Service Class 2) (9)
AST Prudential Core Bond Portfolio (1)	American Funds IS Asset Allocation Fund (Class 4) (9)
AST Bond Portfolio 2023 (1)	American Funds IS Blue Chip Income and Growth Fund (Class 4) (9)
AST MFS Growth Allocation Portfolio (1)	American Funds IS Bond Fund (Class 4) (9)
AST Western Asset Emerging Markets Debt Portfolio (1)	American Funds IS Global Growth and Income Fund (Class 4) (9)
AST MFS Large-Cap Value Portfolio (1)	American Funds IS Global Small Capitalization Fund (Class 4) (9)
AST Bond Portfolio 2024 (1)	American Funds IS Growth Fund (Class 4) (9)
AST AQR Emerging Markets Equity Portfolio (4)	American Funds IS Growth-Income Fund (Class 4) (9)
AST ClearBridge Dividend Growth Portfolio (1)	American Funds IS International Fund (Class 4) (9)
AST Multi-Sector Fixed Income Portfolio (1)	American Funds IS New World Fund® (Class 4) (9)
AST AQR Large-Cap Portfolio (4)	BlackRock Advantage Large Cap Core V.I. Fund (Class III) (9)
AST Large-Cap Core Portfolio (1)	BlackRock Advantage Large Cap Value V.I. Fund (Class III) (9)
AST Bond Portfolio 2025 (1)	BlackRock Basic Value V.I. Fund (Class III) (9)
AST T. Rowe Price Growth Opportunities Portfolio (1)	BlackRock Capital Appreciation V.I. Fund (Class III) (9)
AST Goldman Sachs Global Growth Allocation Portfolio (3)	BlackRock Equity Dividend V.I. Fund (Class III) (9)
AST T. Rowe Price Diversified Real Growth Portfolio (1)	BlackRock Large Cap Focus Growth V.I. Fund (Class III) (9)
AST Prudential Flexible Multi-Strategy Portfolio (1)	Fidelity® VIP Balanced Portfolio (Service Class 2) (9)
AST Franklin Templeton K2 Global Absolute Return Portfolio (3)	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2) (9)
AST Managed Equity Portfolio (3)	Fidelity® VIP Health Care Portfolio (Service Class 2) (9)
AST Managed Fixed Income Portfolio (3)

A162

(1)Statement of net assets as of December 31, 2020, statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019.
(2)Statement of net assets as of December 31, 2020 (date of liquidation), statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019.

(3)Statement of net assets as of April 24, 2020 (date of merger), statement of operations for the period January 1, 2020 to April 24, 2020 and statement of changes in net assets for the period January 1, 2020 to April 24, 2020 and for the year ended December 31, 2019.

(4)Statement of net assets as of August 14, 2020 (date of merger), statement of operations for the period January 1, 2020 to August 14, 2020 and statement of changes in net assets for the period January 1, 2020 to August 14, 2020 and for the year ended December 31, 2019.

(5)Statement of net assets as of November 13, 2020 (date of merger), statement of operations for the period January 1, 2020 to November 13, 2020 and statement of changes in net assets for the period January 1, 2020 to November 13, 2020 and for the year ended December 31, 2019.

(6)Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period January 2, 2020 (commencement of operations) to December 31, 2020.
(7)Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period February 24, 2020 (commencement of operations) to December 31, 2020.
(8)Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period April 27, 2020 (commencement of operations) to December 31, 2020.
(9)Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period August 17, 2020 (commencement of operations) to December 31, 2020.

Basis for Opinions

These financial statements are the responsibility of the Pruco Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 5, 2021

We have served as the auditor of one or more of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account since 1996.
A163

PRUCO LIFE INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company (together with its consolidated subsidiary, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2020, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2020.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 19, 2021

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Financial Position
December 31, 2020 and 2019 (in thousands, except share amounts)

	December 31, 2020	December 31, 2019
ASSETS
Fixed maturities, available-for-sale, at fair value (allowance for credit losses: 2020-$2,339) (amortized cost: 2020 – $6,157,371; 2019 – $5,283,266)	$7,012,631	$5,681,970
Fixed maturities, trading, at fair value (amortized cost: 2020 – $73,413; 2019 – $59,995)	82,482	59,964
Equity securities, at fair value (cost: 2020 – $105,508; 2019 – $6,360)	108,457	10,494
Policy loans	1,323,681	1,314,064
Short-term investments	49,997	0
Commercial mortgage and other loans (net of $4,552 and $1,768 allowance for credit losses at December 31, 2020 and December 31, 2019, respectively)(1)	1,288,846	1,239,885
Other invested assets (includes $94,939 and $87,456 measured at fair value at December 31, 2020 and 2019, respectively)	520,955	429,558
Total investments	10,387,049	8,735,935
Cash and cash equivalents	426,979	563,199
Deferred policy acquisition costs(1)	2,433,936	1,855,698
Accrued investment income	93,613	89,448
Reinsurance recoverables(1)	48,367,096	40,710,159
Receivables from parent and affiliates	266,473	271,981
Income taxes receivable(1)	175,024	102,652
Other assets	417,508	441,543
Separate account assets	145,740,422	138,387,772
TOTAL ASSETS	$208,308,100	$191,158,387
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits(1)	$32,889,181	$25,258,673
Policyholders’ account balances(1)	23,857,574	22,878,823
Cash collateral for loaned securities	2,725	7,529
Short-term debt to affiliates	0	2,845
Payables to parent and affiliates	75,990	216,842
Other liabilities(1)	1,694,492	1,390,876
Separate account liabilities	145,740,422	138,387,772
Total liabilities	204,260,384	188,143,360
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 14)
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding)	2,500	2,500
Additional paid-in capital	1,726,690	1,153,632
Retained earnings	1,772,398	1,577,453
Accumulated other comprehensive income (loss)	546,128	281,442
Total equity	4,047,716	3,015,027
TOTAL LIABILITIES AND EQUITY	$208,308,100	$191,158,387
(1) December 31, 2020 amounts include the impacts of the January 1, 2020 adoption of ASU 2016-13. See Note 2 for details.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2020, 2019, and 2018 (in thousands)

	2020	2019	2018
REVENUES
Premiums	$92,176	$28,544	$50,808
Policy charges and fee income	624,320	544,156	533,327
Net investment income	367,350	393,797	325,287
Asset administration fees	19,138	16,056	14,368
Other income	83,256	83,560	72,964
Realized investment gains (losses), net	(62,976)	(116,749)	(167,278)
TOTAL REVENUES	1,123,264	949,364	829,476
BENEFITS AND EXPENSES
Policyholders’ benefits	298,149	153,074	149,499
Interest credited to policyholders’ account balances	233,375	187,229	171,993
Amortization of deferred policy acquisition costs	140,562	113,318	135,826
General, administrative and other expenses	383,043	336,959	314,371
TOTAL BENEFITS AND EXPENSES	1,055,129	790,580	771,689
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	68,135	158,784	57,787
Income tax expense (benefit)	(130,248)	(59,132)	(52,641)
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	198,383	217,916	110,428
Equity in earnings of operating joint venture, net of taxes	(1,686)	(917)	(1,790)
NET INCOME (LOSS)	$196,697	$216,999	$108,638
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	599	9,572	(17,745)
Net unrealized investment gains (losses)	334,893	381,447	(259,981)
Total	335,492	391,019	(277,726)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	70,806	81,281	(55,174)
Other comprehensive income (loss), net of taxes	264,686	309,738	(222,552)
Comprehensive income (loss)	$461,383	$526,737	$(113,914)
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Equity
Years Ended December 31, 2020, 2019 and 2018 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2017	$2,500	$1,141,092	$1,526,310	$165,346	$2,835,248
Cumulative effect of adoption of ASU 2016-01			7,936	(1,539)	6,397
Cumulative effect of adoption of ASU 2018-02			(30,449)	30,449	0
Contributed capital		5,500			5,500
Dividend to parent			0		0
Contributed (distributed) capital-parent/child asset transfers		0			0
Comprehensive income:
Net income (loss)			108,638		108,638
Other comprehensive income (loss), net of tax				(222,552)	(222,552)
Total comprehensive income (loss)					(113,914)
Balance, December 31, 2018	2,500	1,146,592	1,612,435	(28,296)	2,733,231
Cumulative effect of adoption of accounting changes(1)			(1,981)		(1,981)
Contributed capital		5,900			5,900
Dividend to parent			(250,000)		(250,000)
Contributed (distributed) capital-parent/child asset transfers		1,140			1,140
Comprehensive income:
Net income (loss)			216,999		216,999
Other comprehensive income (loss), net of tax				309,738	309,738
Total comprehensive income (loss)					526,737
Balance, December 31, 2019	2,500	1,153,632	1,577,453	281,442	3,015,027
Cumulative effect of adoption of accounting changes(2)			(1,752)		(1,752)
Contributed capital		575,000			575,000
Dividend to parent			0		0
Contributed (distributed) capital-parent/child asset transfers		(1,942)			(1,942)
Comprehensive income:
Net income (loss)			196,697		196,697
Other comprehensive income (loss), net of tax				264,686	264,686
Total comprehensive income (loss)					461,383
Balance, December 31, 2020	$2,500	$1,726,690	$1,772,398	$546,128	$4,047,716
(1) Includes the impact from the adoption of ASU 2017-08 and 2017-12.
(2) Includes the impact from the adoption of ASU 2016-13. See Note 2.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2020, 2019 and 2018 (in thousands)

	2020	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$196,697	$216,999	$108,638
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income(1)	(81,850)	(53,158)	(49,038)
Interest credited to policyholders’ account balances	233,375	187,229	171,993
Realized investment (gains) losses, net	62,976	116,749	167,278
Amortization and other non-cash items	(102,443)	(81,847)	(43,259)
Change in:
Future policy benefits	2,658,195	2,538,263	1,843,825
Reinsurance recoverables	(2,440,532)	(2,739,573)	(1,832,092)
Accrued investment income	(4,165)	(1,170)	(5,937)
Net payables to/receivables from parent and affiliates	(145,743)	(7,175)	18,457
Deferred policy acquisition costs	(617,907)	(338,455)	(211,059)
Income taxes	(142,196)	(138,706)	(28,950)
Derivatives, net	10,969	143,004	(44,585)
Other, net	(6,498)	(22,573)	(4,487)
Cash flows from (used in) operating activities	(379,122)	(180,413)	90,784
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	385,245	948,693	561,340
Equity securities	5,043	29,532	6,008
Policy loans	174,208	162,744	153,124
Ceded policy loans	(12,863)	(11,953)	(15,131)
Short-term investments	371,508	51,117	13,404
Commercial mortgage and other loans	123,124	144,512	64,261
Other invested assets	16,280	18,599	19,527
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(1,269,808)	(940,605)	(875,672)
Fixed maturities, trading	(13,418)	(15,235)	(6,481)
Equity securities	(99,871)	(110)	(5,039)
Policy loans	(137,133)	(196,508)	(179,968)
Ceded policy loans	20,053	19,790	17,036
Short-term investments	(421,495)	(51,113)	(13,430)
Commercial mortgage and other loans	(165,398)	(171,762)	(199,847)
Other invested assets	(74,231)	(84,762)	(70,902)
Notes receivable from parent and affiliates, net	905	15,980	(2,464)
Derivatives, net	(4,048)	(4,056)	639
Other, net	2,290	(6,342)	(2,880)
Cash flows from (used in) investing activities	(1,099,609)	(91,479)	(536,475)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	4,775,163	5,407,620	5,093,239
Ceded policyholders’ account deposits	(3,479,973)	(3,537,492)	(3,230,005)
Policyholders’ account withdrawals	(3,291,806)	(3,568,340)	(3,135,714)
Ceded policyholders’ account withdrawals	2,709,182	2,431,701	2,022,519
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(4,804)	(3,534)	(22,106)
Dividend to parent	0	(250,000)	0
Contributed Capital	575,000	0	0
Contributed (distributed) capital - parent/child asset transfers	(2,458)	1,443	0
Net change in financing arrangements (maturities 90 days or less)	(2,845)	2,845	0

Drafts outstanding	40,514	7,150	(10,334)
Other, net(1)	24,538	(73,142)	(67,637)
Cash flows from (used in) financing activities	1,342,511	418,251	649,962
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(136,220)	146,359	204,271
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	563,199	416,840	212,569
CASH AND CASH EQUIVALENTS, END OF YEAR	$426,979	$563,199	$416,840
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$11,948	$79,574	$(23,684)
Interest paid	$2,783	$3,204	$3,099
(1) Prior period amounts have been revised to correct an error. See Note 16 for details.
Significant Non-Cash Transactions
There were no significant non-cash transactions for the years ended December 31, 2020, 2019 and 2018.

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, (“Pruco Life”) is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York, and sells such products primarily through affiliated and unaffiliated distributors.

Pruco Life has one wholly-owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, (“PLNJ”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only. Pruco Life and its subsidiary are together referred to as the "Company", "we" or "our" and all financial information is shown on a consolidated basis.

Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition cost ("DAC") and related amortization; policyholders' account balances related to the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products; valuation of investments including derivatives, measurement of allowance for credit losses, and the recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

COVID-19

Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets, and has adversely impacted, and may continue to adversely impact, the Company’s results of operations, financial condition and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in the Company’s financial statements in the areas of, among others, i) investments: increased risk of loss on the Company's investments due to default or deterioration in credit quality or value; and ii) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality and policyholder behavior which are reflected in the Company's insurance liabilities and certain related balances (e.g., DAC, etc.). The Company cannot predict what impact the COVID-19 pandemic will ultimately have on the global economy, markets or its businesses.

Out of Period Adjustment

During the third quarter of 2020, the Company recorded an out of period adjustment which resulted in a net decrease of $7 million to "Income (loss) from operations before income taxes and equity in earnings of operating joint venture" for the year ended December 31, 2020. This adjustment primarily increased “General, administrative and other expenses” and relates to a correction of inputs to certain actuarial calculations which resulted in an overstatement of deferred policy acquisition costs. Management has evaluated the impact of all out of period adjustments, both individually and in the aggregate, and concluded that they are not material to any current or previously reported quarterly or annual financial statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Revision to Prior Period Consolidated Financial Statements

The Company identified an error in the presentation of certain cash flow activity related to policyholders' account balances that impacted several line items within previously issued Consolidated Statements of Cash Flows. Prior period amounts have been revised in the financial statements to correct this error. Management evaluated these adjustments and concluded they were not material to any previously reported quarterly or annual financial statements. See Note 16 for a more detailed description of the revision and for comparisons of amounts previously reported to the revised amounts.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

ASSETS

Fixed maturities, available-for-sale, at fair value ("AFS debt securities") includes bonds, notes and redeemable preferred stock that are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

AFS debt securities, where fair value is below amortized cost, are reviewed quarterly to determine whether the amortized cost basis of the security is recoverable. For mortgage-backed and asset-backed AFS debt securities, a credit impairment will be recognized to the extent the amortized cost exceeds the net present value of projected future cash flows (the “net present value”) for the security. For all other AFS debt securities, qualitative factors are first considered including, but not limited to, the extent of the decline and the reasons for the decline in value (e.g., credit events, currency or interest-rate related, including general credit spread widening), and the financial condition of the issuer. If analysis of these qualitative factors results in the security needing to be impaired, the credit impairment will be measured as the extent to which the amortized cost exceeds the net present value. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the AFS debt security at the date of acquisition.

Credit impairment is recognized as an allowance for credit losses and reported in “Realized investment gains (losses), net.” Once the Company has deemed all or a portion of the amortized cost uncollectible, the allowance is removed from the balance sheet by writing down the amortized cost basis of the AFS debt security.

The Company adopted Accounting Standards Update ("ASU") 2016-13, and related ASUs, effective January 1, 2020. See “Recent Accounting Pronouncements” in this Note for additional information about the adoption. Prior to the adoption of ASU 2016-13, credit impairments were recognized as a direct write down to the cost basis of the security.

Interest income, including amortization of premium and accretion of discount, are included in “Net investment income” under the effective yield method. Prepayment premiums are also included in “Net investment income.”

For high credit quality mortgage-backed and asset-backed AFS debt securities (those rated AA or above), the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method.

For mortgage-backed and asset-backed AFS debt securities rated below AA, the effective yield is adjusted prospectively for any changes in the estimated timing and amount of cash flows unless the investment is purchased with credit deterioration or an allowance is currently recorded for the respective security. If an investment is impaired, any changes in the estimated timing and amount of cash flows will be recorded as the credit impairment, as opposed to a yield adjustment. If the asset is purchased with credit deterioration (or previously impaired) the effective yield will be adjusted if there are favorable changes in cash flows subsequent to the allowance being reduced to zero. Prior to the adoption of ASU 2016-13, the effective yield was adjusted prospectively unless an impairment was recorded in the current period.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

For mortgage-backed and asset-backed AFS debt securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. These assumptions can significantly impact income recognition and the amount of impairment recognized in earnings and other comprehensive income (loss) (“OCI”). The payment priority of the respective security is also considered. For all other AFS debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The Company may use the estimated fair value of collateral, if any, as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an allowance for losses is recognized in earnings for the difference between amortized cost and the net present value and is limited to the difference between amortized cost and fair value of the AFS debt security. Any difference between the fair value and the net present value of the debt security at the impairment measurement date remains in OCI. Changes in the allowance for losses are reported in “Realized investment gains (losses), net.”

When an AFS debt security’s fair value is below amortized cost and (1) the Company has the intent to sell the AFS debt security, or (2) it is more likely than not the Company will be required to sell the AFS debt security before its anticipated recovery, the amortized cost basis of the AFS debt security is written down to fair value and any previously recognized allowance is reversed. The impairment is reported in “Realized investment gains (losses), net.”

The associated unrealized gains and losses, net of tax, and the effect on DAC, deferred sales inducements ("DSI"), future policy benefits and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). Each of these balances is discussed in greater detail below.

Fixed maturities, trading, at fair value consists of fixed maturities that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and interest and dividend income from these investments is reported in “Net investment income”.

Equity securities, at fair value is comprised of common stock and mutual fund shares that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and dividend income is reported in “Net investment income” on the ex-dividend date.

Effective January 1, 2018, the Company adopted ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities using a modified retrospective method. Adoption of this ASU impacted the Company’s accounting and presentation related to equity investments. The most significant impact is that the changes in fair value of equity securities previously classified as “available-for-sale” are reported in net income within “Other income” in the Consolidated Statements of Operations. The impact of this standard resulted in an increase to retained earnings of $7.9 million, a reduction to AOCI of $1.5 million, and an increase to equity of $6.4 million upon adoption on January 1, 2018.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of the current expected credit loss ("CECL") allowance. Certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans, and certain unfunded mortgage loan commitments where the Company cannot unconditionally cancel the commitment) are also subject to a CECL allowance. See Note 14 for additional information.

Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income.”

The CECL allowance represents the Company’s best estimate of expected credit losses over the remaining life of the assets or off-balance sheet credit exposures. The determination of the allowance considers historical credit loss experience, current conditions, and reasonable and supportable forecasts. Prior to the adoption of ASU 2016-13, the allowance was based upon credit losses that were probable of occurring for recognized loans, not an estimate of credit losses that may occur over the remaining life of the asset.

The allowance is calculated separately for commercial mortgage loans, agricultural mortgage loans, other collateralized and uncollateralized loans. For commercial mortgage and agricultural mortgage loans, the allowance is calculated using an internally developed CECL model.

Key inputs to the CECL model include unpaid principal balances, internal credit ratings, annual expected loss factors, average lives of the loans adjusted for prepayment considerations, current and historical interest rate assumptions, and other factors influencing the Company’s view of the current stage of the economic cycle and future economic conditions. Subjective considerations include a review of whether historical loss experience is representative of current market conditions and the Company’s view of the credit cycle. Model assumptions and factors are reviewed and updated as appropriate. Information about certain key inputs is detailed below.

Key factors in determining the internal credit ratings for commercial mortgage and agricultural mortgage loans include loan-to-value and debt-service-coverage ratios. Other factors include amortization, loan term, and estimated market value growth rate and volatility for the property type and region. The loan-to-value ratio compares the carrying amount of the loan to the fair value of the underlying property or properties collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the carrying amount of the loan exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the carrying amount of the loan. The debt service coverage ratio is a property’s net operating income as a percentage of its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Annual expected loss rates are based on historical default and loss experience factors. Using average lives, the annual expected loss rates are converted into life-of-loan loss expectations.

When individual loans no longer have the credit risk characteristics of the commercial or agricultural mortgage loan pools, they are removed from the pools and are evaluated individually for an allowance. The allowance is determined based on the outstanding loan balance less the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent.

The CECL allowance on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. The change in allowance is reported in “Realized investment gains (losses), net.” As it relates to unfunded commitments that are in scope of this guidance, the CECL allowance is reported in “Other liabilities,” and the change in the allowance is reported in “Realized investment gains (losses), net.”

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The CECL allowance for other collateralized and uncollateralized loans (e.g., corporate loans) carried at amortized cost is determined based on probability of default and loss given default assumptions by sector, credit quality and average lives of the loans. Additions to or releases of the allowance are reported in “Realized investment gains (losses), net.”

Once the Company has deemed a portion of the amortized costs to be uncollectible, the uncollectible portion of allowance is removed from the balance sheet by writing down the amortized cost basis of the loan. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Interest received on loans that are past due is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged against interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a TDR. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a TDR as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a TDR. When there is a reasonable expectation that the Company will execute a TDR, all effects of the potential restructuring are considered for the estimation of the CECL allowance.

When a loan is modified in a TDR, the CECL allowance of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance is adjusted accordingly. The loan will be evaluated to determine whether the loan no longer has similar credit risk characteristics of the commercial or agricultural mortgage loan pools and need to be evaluated for an allowance on an individual basis. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loan.

In a TDR where the Company receives assets in full satisfaction of the debt, any CECL allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for credit impairment based on the CECL allowance process noted above.

Other invested assets consist of the Company’s non-coupon investments in limited partnerships and limited liability companies ("LPs/LLCs"), other than operating joint ventures, as well as derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value with changes in fair value reported in “Other income”. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as changes to the allowance for credit losses recognized in earnings. Realized investment gains and losses also reflect fair value changes on commercial mortgage loans carried at fair value, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value,” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to purchase" below.) The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value.

Deferred policy acquisition costs are costs directly related to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully acquired contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC," net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions; however, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts, and index-linked crediting features of certain universal life contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial, a United States Securities and Exchange Commission (the "SEC") registrant, and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 9. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company's estimate of total gross profits to reflect actual fund performance and market conditions.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third party reinsurers, and are reported on the Consolidated Statements of Financial Position net of the CECL allowance. The CECL allowance considers the credit quality of the reinsurance counterparty and is generally determined based on the probability of default and loss given default assumptions, after considering any applicable collateral arrangements. The CECL allowance does not apply to reinsurance recoverables with affiliated counterparties under common control. Additions to or releases of the allowance are reported in “Policyholders’ benefits.” Prior to the adoption of this standard, an allowance for credit losses for reinsurance recoverables was established only when it was deemed probable that a reinsurer may fail to make payments to us in a timely manner. For additional information about these arrangements see Note 9.

Income taxes receivable primarily represents the net deferred tax asset and the Company’s estimated taxes receivable for the current year and open audit years.

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 10 for a discussion of factors considered when evaluating the need for a valuation allowance.

In December of 2017, SEC staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allowed registrants to record provisional amounts during a 'measurement period' not to extend beyond one year. Under the relief provided by SAB 118, a company could recognize provisional amounts when it did not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 10 for a discussion of refinements to the provisional amount related to The United States Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017") included in “Income tax expense (benefit)” in 2018.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 10 for additional information regarding income taxes.

Effective January 1, 2018, the Company adopted ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (Loss), which allowed a reclassification from AOCI to retained earnings for stranded effects resulting from the Tax Act of 2017. The Company elected to apply the ASU subsequent to recording the adoption impacts of ASU 2016-01 as described above. As a result, the Company reclassified stranded effects resulting from the Tax Act of 2017 by increasing AOCI and decreasing retained earnings, each by $30.4 million upon adoption on January 1, 2018. Stranded effects unrelated to the Tax Act of 2017 are generally released from AOCI when an entire portfolio of the type of item related to the stranded effect is liquidated, sold or extinguished (i.e., portfolio approach).

Other assets consist primarily of premiums due, deferred loss on reinsurance with affiliates, receivables resulting from sales of securities that had not yet settled at the balance sheet date, prepaid tax expenses, and the Company’s investments in operating joint ventures. Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary.

Separate account assets represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, and real estate-related investments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate account assets generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. See Note 8 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.

LIABILITIES

Future policy benefits include liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 8. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no-lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 5.

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by recognizing a premium deficiency. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. If a premium deficiency is recognized, the assumptions without a provision for the risk of adverse deviation as of the premium deficiency test date are locked-in and used in subsequent valuations. The net reserves continue to be subject to premium deficiency testing. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities. See Note 7 for additional information regarding policyholders’ account balances. Policyholders’ account balances also includes amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as "Net investment income".

Securities sold under agreements to repurchase represent liabilities associated with securities repurchase agreements that are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income.”

Other liabilities consist primarily of accrued expenses, reinsurance payables, and technical overdrafts.

Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.

Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.

REVENUES AND BENEFITS AND EXPENSES

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than universal and variable life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium valuation methodology.

Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium methodology.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 5 for information regarding the valuation of these embedded derivatives and Note 8 for additional information regarding these contracts.

Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

Policyholders’ account balances also includes amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust ("AST") (see Note 13). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Other income includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value,” and “Other invested assets” that are measured at fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

OTHER ACCOUNTING POLICIES

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other invested assets”, or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within “Fixed maturities, trading, at fair value” or “Equity securities, at fair value".

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. Effective April 1, 2016, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to Prudential Annuities Life Assurance Corporation ("PALAC"), excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. See Note 9 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits" and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 5 and are recorded in “Realized investment gains (losses), net".

RECENT ACCOUNTING PRONOUNCEMENTS

Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of ASUs to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2020, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

Adoption of ASU 2016-13

The Company adopted ASU 2016-13, and related ASUs, effective January 1, 2020 using the modified retrospective method for certain financial assets carried at amortized cost and certain off-balance sheet exposures. The modified retrospective method results in a cumulative effect adjustment to opening retained earnings. The Company adopted the guidance related to fixed maturities, available-for-sale on a prospective basis.

This ASU requires the use of a new CECL model to account for expected credit losses on certain financial assets reported at amortized cost (e.g., loans held for investment, reinsurance receivables, etc.) and certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans and certain loan commitments). The guidance requires an entity to estimate lifetime credit losses related to such financial assets and credit exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect the collectability of the reported amounts. The standard also modifies the OTTI guidance for fixed maturities, available-for-sale requiring the use of an allowance rather than a direct write-down of the investment.

The impacts of this ASU on the Company’s Consolidated Financial Statements primarily include (1) A Cumulative Effect Adjustment Upon Adoption; (2) Changes to the Presentation of the Consolidated Statements of Financial Position and Consolidated Statements of Operations; and (3) Changes to Accounting Policies. Each of these impacts is described below.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1) Cumulative Effect Adjustment Upon Adoption

Adoption of the standard resulted in a cumulative effect adjustment to opening retained earnings in the amount of $1.8 million, primarily related to commercial mortgage and other loans. The impact of adoption is not material to the following financial statement line items: deferred policy acquisition costs; reinsurance recoverables; income taxes receivable; future policy benefits; policyholders' account balances; and other liabilities. The prospective adoption of the portions of the standard related to fixed maturities, available-for-sale resulted in no impact to opening retained earnings.

(2) Changes to the Presentation of the Consolidated Statements of Financial Position and Consolidated Statements of Operations

The allowance for credit losses is presented parenthetically on relevant line items in the Consolidated Statements of Financial Position. In the Consolidated Statements of Operations, realized investment gains (losses), net are presented on one line item and will no longer reflect the breakout of OTTI on fixed maturity securities; OTTI on fixed maturity securities transferred to OCI; and other realized investment gains (losses), net. The presentation of this detail in prior periods is immaterial.

(3) Changes to Accounting Policies

The narrative description of our significant accounting policies at the beginning of this Note reflects our policies as of December 31, 2020, including the policies associated with the adoption of ASU 2016-13.

Other ASUs adopted during the year ended December 31, 2020

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting	This ASU provides optional relief for certain contracts impacted by reference rate reform. The standard permits an entity to consider contract modification due to reference rate reform to be an event that does not require contract remeasurement at the modification date or reassessment of a previous accounting determination. The ASU also temporarily (until December 31, 2022) allows hedge relationships to continue without de-designation upon changes due to reference rate reform.	March 12, 2020 to December 31, 2022 using the prospective method.	This ASU did not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
The Company made the election under ASU 2020-04 for all applicable contracts as they converted from the current reference rate to the new reference rate.

ASU issued but not yet adopted as of December 31, 2020 — ASU 2018-12

ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018 and is expected to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements. In October 2019, the FASB issued ASU 2019-09, Financial Services - Insurance (Topic 944): Effective Date to affirm its decision to defer the effective date of ASU 2018-12 to January 1, 2022 (with early adoption permitted), representing a one year extension from the original effective date of January 1, 2021. As a result of the COVID-19 pandemic, in November 2020, the FASB issued ASU 2020-11, Financial Services-Insurance (Topic 944): Effective Date and Early Application to defer for an additional one year the effective date of ASU 2018-12 from January 1, 2022 to January 1, 2023, and to provide transition relief to facilitate the early adoption of the ASU. The transition relief would allow large calendar-year public companies that early adopt ASU 2018-12 to apply the guidance either as of January 1, 2020 or January 1, 2021 (and record transition adjustments as of January 1, 2020 or January 1, 2021, respectively) in the 2022 financial statements. Companies that do not early adopt ASU 2018-12 would apply the guidance as of January 1, 2021 (and record transition adjustments as of January 1, 2021) in the 2023 financial statements. The Company currently intends to adopt ASU 2018-12 effective January 1, 2023. ASU 2018-12 will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. Outlined below are four key areas of change, although there are other less significant changes not noted below. In addition to the impacts to the balance sheet upon adoption, the Company also expects an impact to how earnings emerge thereafter.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

ASU 2018-12 Amended Topic	Description	Method of adoption	Effect on the financial statements or other significant matters
Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Consolidated Statements of Operations.	An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) a full retrospective transition method.	The options for method of adoption and the impacts of such methods are under assessment.
Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield, which will be updated each quarter with the impact recorded through OCI. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the discount rate assumptions.	As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of either the beginning of the prior year (if early adoption is elected) or the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI.	Upon adoption, under either transition method, there will be an adjustment to AOCI as a result of remeasuring in-force contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment upon adoption will largely reflect the difference between discount rates locked-in at contract inception versus current discount rates at transition. The magnitude of such adjustment is currently being assessed.
Amortization of DAC and other balances	Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.	An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its liability for future policy benefits, as described above, it is required to also use a full retrospective transition method for DAC and other balances.	The options for method of adoption and the impacts of such methods are under assessment. Under the modified retrospective transition method, the Company would not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI.
Market Risk Benefits ("MRB")	Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value, and record MRB assets and liabilities separately on the Consolidated Statements of Financial Position. Changes in fair value of market risk benefits are recorded in net income, except for the portion of the change in MRB liabilities attributable to changes in an entity’s NPR, which is recognized in OCI.	An entity shall adopt the guidance for market risk benefits using the retrospective transition method, which includes a cumulative-effect adjustment on the balance sheet as of either the beginning of prior year (if early adoption is elected) or the beginning of the earliest period presented. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the market risk benefits upon adoption.	Upon adoption, the Company expects an impact to retained earnings for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., guaranteed minimum death benefits ("GMDB") on variable annuities) and an impact from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. The magnitude of such adjustments is currently being assessed.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

3. INVESTMENTS
Fixed Maturity Securities
The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2020
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$74,946	$2,931	$22	$0	$77,855
Obligations of U.S. states and their political subdivisions	460,003	57,948	0	0	517,951
Foreign government bonds	206,633	44,254	32	0	250,855
U.S. public corporate securities	2,473,440	456,581	587	0	2,929,434
U.S. private corporate securities	919,316	95,793	2,198	855	1,012,056
Foreign public corporate securities	278,717	42,899	886	0	320,730
Foreign private corporate securities	977,539	123,006	7,131	1,484	1,091,930
Asset-backed securities(1)	236,909	1,115	386	0	237,638
Commercial mortgage-backed securities	480,412	40,660	125	0	520,947
Residential mortgage-backed securities(2)	49,456	3,779	0	0	53,235
Total fixed maturities, available-for-sale	$6,157,371	$868,966	$11,367	$2,339	$7,012,631
(1)Includes credit-tranched securities collateralized by loan obligations, credit cards, auto loans, education loans and sub-prime mortgages.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

	December 31, 2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$83,622	$2,846	$0	$86,468	$0
Obligations of U.S. states and their political subdivisions	458,152	39,675	0	497,827	0
Foreign government bonds	196,034	26,793	1	222,826	0
U.S. public corporate securities	1,914,503	229,071	2,247	2,141,327	0
U.S. private corporate securities	886,281	44,497	1,006	929,772	0
Foreign public corporate securities	256,843	22,158	385	278,616	0
Foreign private corporate securities	939,603	38,426	19,551	958,478	0
Asset-backed securities(1)	119,602	800	466	119,936	(7)
Commercial mortgage-backed securities	367,848	15,231	163	382,916	0
Residential mortgage-backed securities(2)	60,778	3,050	24	63,804	(131)
Total fixed maturities, available-for-sale	$5,283,266	$422,547	$23,843	$5,681,970	$(138)

(1)Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, education loans and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $1.7 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following table sets forth the fair value and gross unrealized losses on available-for-sale fixed maturity securities without an allowance for credit losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the date indicated:

	December 31, 2020
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,255	$22	$0	$0	$2,255	$22
Foreign government bonds	2,270	32	0	0	2,270	32
U.S. public corporate securities	33,295	341	2,754	246	36,049	587
U.S. private corporate securities	33,806	771	6,659	1,427	40,465	2,198
Foreign public corporate securities	6,432	97	6,464	789	12,896	886
Foreign private corporate securities	2,931	131	85,340	6,657	88,271	6,788
Asset-backed securities	51,914	183	70,503	203	122,417	386
Commercial mortgage-backed securities	17,443	125	0	0	17,443	125
Residential mortgage-backed securities	0	0	0	0	0	0
Total fixed maturities, available-for-sale	$150,346	$1,702	$171,720	$9,322	$322,066	$11,024

The following table sets forth the fair value and gross unrealized losses on fixed maturity securities aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the date indicated:

	December 31, 2019
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
Foreign government bonds	$2,152	$1	$400	$0	$2,552	$1
U.S. public corporate securities	81,622	984	19,206	1,263	100,828	2,247
U.S. private corporate securities	33,264	780	22,143	226	55,407	1,006
Foreign public corporate securities	3,839	23	9,379	362	13,218	385
Foreign private corporate securities	32,800	921	186,693	18,630	219,493	19,551
Asset-backed securities	32,361	243	55,461	223	87,822	466
Commercial mortgage-backed securities	22,153	163	0	0	22,153	163
Residential mortgage-backed securities	3,049	16	692	8	3,741	24
Total fixed maturities, available-for-sale	$211,240	$3,131	$293,974	$20,712	$505,214	$23,843

As of December 31, 2020, the gross unrealized losses on fixed maturity available-for-sale securities without an allowance were composed of $5.0 million related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $6.0 million, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2020, $9.3 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance, energy and utility sectors.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

As of December 31, 2019, the gross unrealized losses on fixed maturity securities were composed of $16.0 million related to “1” highest quality or “2” high quality securities based on the NAIC or equivalent rating and $7.8 million related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2019, the $20.7 million of gross unrealized losses of twelve months or more were concentrated in the Company's corporate securities within the finance, energy and consumer non-cyclical sectors.

In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for credit losses related to these fixed maturity securities was not warranted at December 31, 2020. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates, foreign currency exchange rate movements and the financial condition or near-term prospects of the issuer. As of December 31, 2020, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2020
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$132,265	$134,349
Due after one year through five years	701,919	745,249
Due after five years through ten years	1,006,387	1,113,006
Due after ten years	3,550,023	4,208,207
Asset-backed securities	236,909	237,638
Commercial mortgage-backed securities	480,412	520,947
Residential mortgage-backed securities	49,456	53,235
Total fixed maturities, available-for-sale	$6,157,371	$7,012,631

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.
The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on write-downs, impairments and the allowance for credit losses of fixed maturities, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
		(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$81,766	$633,787	$234,617
Proceeds from maturities/prepayments	305,859	314,906	326,664
Gross investment gains from sales and maturities	1,293	59,557	1,370
Gross investment losses from sales and maturities	(1,878)	(3,785)	(11,000)
OTTI recognized in earnings(2)	N/A	(9,034)	(3,710)
Write-downs recognized in earnings(3)	(4,312)	N/A	N/A
(Addition to) release of allowance for credit losses(4)	(2,339)	N/A	N/A

(1)Includes $2.4 million, $0.0 million and $(0.1) million of non-cash related proceeds due to the timing of trade settlements for the years ended December 31, 2020, 2019 and 2018, respectively.
(2)For the years ended December 31, 2019 and 2018, amounts exclude the portion of OTTI amounts remaining in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(3)For the year ended December 31, 2020, amounts represent write-downs of credit adverse securities, write-downs on securities approaching maturity related to foreign exchange movements and securities actively marketed for sale.
(4)Effective January 1, 2020, credit losses on available-for-sale fixed maturity securities are recorded within the “allowance for credit losses.”

The following table sets forth the activity in the allowance for credit losses for fixed maturity securities, as of the date indicated:

	Year Ended December 31, 2020
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Bonds	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of year	$0	$0	$0	$0	$0	$0	$0
Additions to allowance for credit losses not previously recorded	0	0	5,672	0	0	0	5,672
Reductions for securities sold during the period	0	0	(3,147)	0	0	0	(3,147)
Addition (reductions) on securities with previous allowance	0	0	(186)	0	0	0	(186)
Write-downs charged against the allowance	0	0	0	0	0	0	0
Balance, end of period	$0	$0	$2,339	$0	$0	$0	$2,339

See Note 2 for additional information about the Company’s methodology for developing our allowance and expected losses.
For the year ended December 31, 2020, the increase in the allowance for credit losses on available-for-sale securities was primarily related to adverse projected cash flows on private corporate securities.
The Company did not have any fixed maturity securities purchased with credit deterioration, as of December 31, 2020.
Equity Securities
The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income,” was $(1.2) million, $(1.0) million and $(2.8) million during the years ended December 31, 2020, 2019 and 2018, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2020		December 31, 2019
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$364,549	28.2%	$355,175	28.6%
Hospitality	34,069	2.6	31,449	2.5
Industrial	399,017	30.9	299,803	24.1
Office	195,443	15.1	205,498	16.6
Other	138,477	10.7	136,841	11.0
Retail	142,266	11.0	190,690	15.4
Total commercial mortgage loans	1,273,821	98.5	1,219,456	98.2
Agricultural property loans	19,577	1.5	22,197	1.8
Total commercial mortgage and agricultural property loans	1,293,398	100.0%	1,241,653	100.0%
Allowance for credit losses	(4,552)		(1,768)
Total net commercial mortgage and agricultural property loans	$1,288,846		$1,239,885

As of December 31, 2020, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in California (22%), Texas (13%) and New York (7%)) and included loans secured by properties in Europe (12%), Mexico (3%), and Australia (2%).
The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2017	$1,728	$66	$1,794
Addition to (release of) allowance for credit losses	298	(27)	271
Balance at December 31, 2018	$2,026	$39	$2,065
Addition to (release of) allowance for credit losses	(283)	(14)	(297)
Balance at December 31, 2019	$1,743	$25	$1,768
Cumulative effect of adoption of ASU 2016-13	2,495	(8)	2,487
Addition to (release of) allowance for expected losses	308	(11)	297
Balance at December 31, 2020	$4,546	$6	$4,552

See Note 2 for additional information about the Company's methodology for developing our allowance and expected losses.
For the year ended December 31, 2020, the increase in the allowance for credit losses on commercial mortgage and other loans was primarily related to the cumulative effect of adoption of ASU 2016-13.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables set forth key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2020
	Amortized Cost by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(in thousands)
Commercial mortgage loans
Loan-to-Value Ratio:
0%-59.99%	$10,645	$47,284	$33,443	$92,410	$162,030	$251,903	$597,715
60%-69.99%	69,819	95,331	141,260	52,710	80,875	43,823	483,818
70%-79.99%	63,783	36,099	22,431	32,476	21,178	15,342	191,309
80% or greater	0	0	0	979	0	0	979
Total	$144,247	$178,714	$197,134	$178,575	$264,083	$311,068	$1,273,821
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$128,839	$159,476	$177,098	$171,255	$238,010	$290,741	$1,165,419
1.0 - 1.2x	15,408	10,334	7,134	7,320	26,073	16,418	82,687
Less than 1.0x	0	8,904	12,902	0	0	3,909	25,715
Total	$144,247	$178,714	$197,134	$178,575	$264,083	$311,068	$1,273,821
Agricultural property loans
Loan-to-Value Ratio:
0%-59.99%	$0	$0	$0	$6,486	$0	$13,091	$19,577
60%-69.99%	0	0	0	0	0	0	0
70%-79.99%	0	0	0	0	0	0	0
80% or greater	0	0	0	0	0	0	0
Total	$0	$0	$0	$6,486	$0	$13,091	$19,577
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$0	$0	$0	$6,486	$0	$12,276	$18,762
1.0 - 1.2x	0	0	0	0	0	0	0
Less than 1.0x	0	0	0	0	0	815	815
Total	$0	$0	$0	$6,486	$0	$13,091	$19,577

Commercial mortgage loans
	December 31, 2019
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$655,136	$18,418	$1,097	$674,651
60%-69.99%	354,827	12,799	0	367,626
70%-79.99%	149,448	27,506	0	176,954
80% or greater	0	225	0	225
Total commercial mortgage loans	$1,159,411	$58,948	$1,097	$1,219,456

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Agricultural property loans
	December 31, 2019
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$21,382	$0	$815	$22,197
60%-69.99%	0	0	0	0
70%-79.99%	0	0	0	0
80% or greater	0	0	0	0
Total agricultural property loans	$21,382	$0	$815	$22,197

See Note 2 for additional information about the Company’s commercial mortgage and other loans credit quality monitoring process.

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2020
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,273,821	$0	$0	$0	$1,273,821	$0
Agricultural property loans	19,577	0	0	0	19,577	0
Total	$1,293,398	$0	$0	$0	$1,293,398	$0

(1)As of December 31, 2020, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

	December 31, 2019
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,219,456	$0	$0	$0	$1,219,456	$0
Agricultural property loans	22,197	0	0	0	22,197	0
Total	$1,241,653	$0	$0	$0	$1,241,653	$0

(1)As of December 31, 2019, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.
There were no loans on non-accrual status as of December 31, 2020. Loans on non-accrual status did not recognize interest income for the year ended December 31, 2020.
The Company did not have any commercial mortgage and other loans purchased with credit deterioration, as of December 31, 2020.
For both the years ended December 31, 2020 and 2019, there were no commercial mortgage and other loans acquired, other than those through direct origination. For the years ended December 31, 2020 and 2019, there were $0 million and $5 million of commercial mortgage and other loans sold, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Other Invested Assets
The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2020	2019
	(in thousands)
Company's investment in separate accounts	$44,018	$46,573
LPs/LLCs:
Equity method:
Private equity	241,493	189,095
Hedge funds	77,311	64,002
Real estate-related	63,194	42,432
Subtotal equity method	381,998	295,529
Fair value:
Private equity	65,436	62,639
Hedge funds	499	562
Real estate-related	10,857	11,707
Subtotal fair value	76,792	74,908
Total LPs/LLCs	458,790	370,437
Derivative instruments	18,147	12,548
Total other invested assets	$520,955	$429,558

Equity Method Investments

The following tables set forth summarized combined financial information for significant LP/LLC interests accounted for under the equity method, including the Company’s investments in operating joint ventures. Changes between periods in the tables below reflect changes in the activities within the operating joint ventures and LPs/LLCs, as well as changes in the Company’s level of investment in such entities.

	December 31,
	2020	2019
	(in thousands)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$12,952,942	$26,017,399
Total liabilities(2)	$90,444	$164,080
Partners’ capital	12,862,498	25,853,319
Total liabilities and partners’ capital	$12,952,942	$26,017,399
Total liabilities and partners’ capital included above	$348,267	$325,677
Equity in LP/LLC interests not included above	175,024	114,505
Carrying value	$523,291	$440,182

(1)Amount represents gross assets of each fund where the Company has a significant investment. These assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.
(2)Amount represents gross liabilities of each fund where the Company has a significant investment. These liabilities consist primarily of third-party-borrowed funds and other miscellaneous liabilities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
STATEMENTS OF OPERATIONS
Total revenue(1)	$565,409	$819,904	$128,356
Total expenses(2)	(201,644)	(200,666)	(39,040)
Net earnings (losses)	$363,765	$619,238	$89,316
Equity in net earnings (losses) included above	$8,644	$24,971	$(2,470)
Equity in net earnings (losses) of LP/LLC interests not included above	25,859	5,077	(1,452)
Total equity in net earnings (losses)	$34,503	$30,048	$(3,922)

(1)Amount represents gross revenue of each fund where the Company has a significant investment. This revenue consists of income from investments in real estate, investments in securities and other income.
(2)Amount represents gross expenses of each fund where the Company has a significant investment. These expenses consist primarily of interest expense, investment management fees, salary expenses and other expenses.

Accrued Investment Income

The following table sets forth the composition of “Accrued investment income,” as of the date indicated:

December 31, 2020
(in thousands)
Fixed maturities	$54,565
Equity securities	1
Commercial mortgage and other loans	3,610
Policy loans	35,374
Short-term investments and cash equivalents	63
Total accrued investment income	$93,613

There were no write-downs on accrued investment income for the year ended December 31, 2020.

Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Fixed maturities, available-for-sale	$224,262	$235,456	$220,942
Fixed maturities, trading	1,768	1,374	1,105
Equity securities	410	856	885
Commercial mortgage and other loans	50,534	57,886	49,577
Policy loans	70,363	68,485	66,305
Other invested assets	36,684	38,577	2,256
Short-term investments and cash equivalents	3,219	9,266	2,382
Gross investment income	387,240	411,900	343,452
Less: investment expenses	(19,890)	(18,103)	(18,165)
Net investment income	$367,350	$393,797	$325,287

The carrying value of non-income producing assets included $10.5 million in available-for-sale fixed maturities as of December 31, 2020. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2020.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Fixed maturities(1)	$(7,236)	$46,738	$(13,340)
Commercial mortgage and other loans	(226)	297	(271)
Other invested assets	(287)	(3,400)	849
Derivatives	(55,003)	(160,368)	(154,208)
Short-term investments and cash equivalents	(224)	(16)	(308)
Realized investment gains (losses), net	$(62,976)	$(116,749)	$(167,278)

(1)Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.
Net Unrealized Gains (Losses) on Investments within AOCI
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2020	2019	2018
	(in thousands)
Fixed maturity securities, available-for-sale — with OTTI(1)	$ N/A	$1,568	$(689)
Fixed maturity securities, available-for-sale — all other(1)	N/A	397,136	(44,619)
Fixed maturity securities, available-for-sale with an allowance	0	N/A	N/A
Fixed maturity securities, available-for-sale without an allowance	857,599	N/A	N/A
Derivatives designated as cash flow hedges(2)	(8,112)	26,126	22,122
Affiliated notes	4,024	4,715	810
Other investments(3)	(4,162)	(4,365)	5,055
Net unrealized gains (losses) on investments	$849,349	$425,180	$(17,321)

(1)Effective January 1, 2020, per ASU 2016-13, fixed maturity securities, available-for-sale are no longer required to be disclosed “with OTTI” and “all other.”
(2)For more information on cash flow hedges, see Note 4.
(3)Includes net unrealized gains (losses) on certain joint ventures that are strategic in nature and are included in “Other assets.”
Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2020 and 2019, the Company had no repurchase agreements.
The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2020			December 31, 2019
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)
U.S. public corporate securities	$0	$0	$0	$5,048	$0	$5,048
Foreign public corporate securities	2,725	0	2,725	2,481	0	2,481
Total cash collateral for loaned securities(1)	$2,725	$0	$2,725	$7,529	$0	$7,529
(1)The Company did not have any agreements with remaining contractual maturities greater than thirty days, as of the dates indicated.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2020	2019
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$2,525	$7,292
Total securities pledged	$2,525	$7,292
Liabilities supported by the pledged collateral:
Cash collateral for loaned securities	$2,725	$7,529
Total liabilities supported by the pledged collateral	$2,725	$7,529
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of both December 31, 2020 and 2019, there was no collateral that could be sold or repledged.
As of December 31, 2020 and 2019, there were available-for-sale fixed maturities of $4.3 million and $3.8 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DERIVATIVES AND HEDGING
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
Equity Contracts
Equity options are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company offers certain products (for example, variable annuities and index-linked universal life) which may include guaranteed benefit features that are accounted for as embedded derivatives; related to certain of these derivatives, the Company has entered into reinsurance agreements with both affiliated and unaffiliated parties. Effective April 1, 2016, the Company entered into reinsurance agreements with affiliates, PALAC and Prudential Insurance. Additionally, the Company has entered into a reinsurance agreement with an external counterparty, Union Hamilton Reinsurance, Ltd. ("Union Hamilton"). See Note 9 for additional information on the reinsurance agreements.
These embedded derivatives and reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral.

	December 31, 2020			December 31, 2019
Primary Underlying Risk/Instrument Type	Gross Notional	Fair Value		Gross Notional	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Interest Rate Swaps	$3,486	$203	$0	$3,615	$0	$(50)
Foreign Currency Swaps	861,074	27,336	(49,316)	773,933	36,551	(12,471)
Total Derivatives Designated as Hedge Accounting Instruments	$864,560	$27,539	$(49,316)	$777,548	$36,551	$(12,521)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$663,050	$57,024	$(11,117)	$569,925	$33,256	$(4,490)
Interest Rate Futures	57,700	198	0	0	0	0
Foreign Currency
Foreign Currency Forwards	55,292	5	(1,322)	21,580	0	(518)
Credit
Credit Default Swaps	2,313	0	(18)	0	0	0
Currency/Interest Rate
Foreign Currency Swaps	143,011	6,584	(7,286)	151,792	7,563	(1,892)
Equity
Equity Options	3,244,900	306,196	(196,767)	2,680,048	174,398	(78,381)
Total Derivatives Not Qualifying as Hedge Accounting Instruments	$4,166,266	$370,007	$(216,510)	$3,423,345	$215,217	$(85,281)
Total Derivatives(1)(2)	$5,030,826	$397,546	$(265,826)	$4,200,893	$251,768	$(97,802)
(1)Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $13,228 million and $8,530 million as of December 31, 2020 and 2019, respectively included in "Future policy benefits" and $1,155 million and $962 million as of December 31, 2020 and 2019, respectively included in "Policyholders' account balances". The fair value of the related reinsurance, included in "Reinsurance recoverables" or "Other liabilities" was an asset of $13,240 million and $8,540 million as of December 31, 2020 and 2019, respectively.
(2)Recorded in “Other invested assets” and “Payables to parent and affiliates” on the Consolidated Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2020
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$397,546	$(379,399)	$18,147	$(14,572)	$3,575
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$397,546	$(379,399)	$18,147	$(14,572)	$3,575
Offsetting of Financial Liabilities:
Derivatives(1)	$265,826	$(265,826)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$265,826	$(265,826)	$0	$0	$0

	December 31, 2019
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$251,765	$(239,220)	$12,545	$(12,545)	$0
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$251,765	$(239,220)	$12,545	$(12,545)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$97,802	$(97,802)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$97,802	$(97,802)	$0	$0	$0

(1)Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 13. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps and interest rate swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit and equity derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2020
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$(44)	$21	$0	$284
Currency/Interest Rate	(314)	10,660	(10,161)	(34,522)
Total cash flow hedges	(358)	10,681	(10,161)	(34,238)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	17,000	0	0	0
Currency	(2,560)	0	0	0
Currency/Interest Rate	(4,130)	0	(109)	0
Credit	(284)	0	0	0
Equity	37,480	0	0	0
Embedded Derivatives	(102,151)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(54,645)	0	(109)	0
Total	$(55,003)	$10,681	$(10,270)	$(34,238)

	Year Ended December 31, 2019
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$0	$0	$0	$(50)
Currency/Interest Rate	425	9,007	(1,698)	4,081
Total cash flow hedges	425	9,007	(1,698)	4,031
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	18,609	0	0	0
Currency	20	0	0	0
Currency/Interest Rate	3,485	0	(5)	0
Credit	(1)	0	0	0
Equity	74,068	0	0	0
Embedded Derivatives	(256,974)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(160,793)	0	(5)	0
Total	$(160,368)	$9,007	$(1,703)	$4,031

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2018
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$(997)	$6,819	$10,066	$39,801
Total cash flow hedges	(997)	6,819	10,066	39,801
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(7,688)	0	0	0
Currency	1,475	0	0	0
Currency/Interest Rate	6,395	0	44	0
Credit	(2)	0	0	0
Equity	(27,212)	0	0	0
Embedded Derivatives	(126,179)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(153,211)	0	44	0
Total	$(154,208)	$6,819	$10,110	$39,801

(1)Net change in AOCI.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2017	$(17,678)
Amount recorded in AOCI
Currency/Interest Rate	55,689
Total amount recorded in AOCI	55,689
Amount reclassified from AOCI to income
Currency/Interest Rate	(15,889)
Total amount reclassified from AOCI to income	(15,889)
Balance, December 31, 2018	$22,122
Cumulative-effect adjustment from the adoption of ASU 2017-12(1)	(27)
Amount recorded in AOCI
Interest Rate	(50)
Currency/Interest Rate	11,815
Total amount recorded in AOCI	11,765
Amount reclassified from AOCI to income
Currency/Interest Rate	(7,734)
Total amount reclassified from AOCI to income	(7,734)
Balance, December 31, 2019	$26,126
Amount recorded in AOCI
Interest Rate	261
Currency/Interest Rate	(34,337)
Total amount recorded in AOCI	(34,076)
Amount reclassified from AOCI to income
Interest Rate	23
Currency/Interest Rate	(185)
Total amount reclassified from AOCI to income	(162)
Balance, December 31, 2020	$(8,112)
(1)See Note 2 for details.

The changes in fair value of cash flow hedges are deferred in AOCI and are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2020 values, it is estimated that a pre-tax gain of $9 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2021.

The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.

There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Derivatives
The Company has no exposure from credit derivative positions where it has written credit protection as of December 31, 2020 and 2019.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $2 million and $0 million reported as of December 31, 2020 and 2019, respectively with a fair value of $0 million for both periods.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparty to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.
5. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, equity securities and derivative contracts that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain cash equivalents, and certain OTC derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	December 31, 2020
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$22,855	$55,000	$0	$77,855
Obligations of U.S. states and their political subdivisions	0	517,951	0	0	517,951
Foreign government bonds	0	250,692	163	0	250,855
U.S. corporate public securities	0	2,929,431	3	0	2,929,434
U.S. corporate private securities	0	977,423	34,633	0	1,012,056
Foreign corporate public securities	0	311,407	9,323	0	320,730
Foreign corporate private securities	0	961,113	130,817	0	1,091,930
Asset-backed securities(2)	0	235,573	2,065	0	237,638
Commercial mortgage-backed securities	0	520,947	0	0	520,947
Residential mortgage-backed securities	0	53,235	0	0	53,235
Subtotal	0	6,780,627	232,004	0	7,012,631
Fixed maturities, trading	0	81,727	755	0	82,482
Equity securities	100,268	300	7,889	0	108,457
Short-term investments	49,997	0	0	0	49,997
Cash equivalents	49,996	347,330	0	0	397,326
Other invested assets(3)	198	397,348	0	(379,399)	18,147
Reinsurance recoverables	0	0	13,239,539	0	13,239,539
Receivables from parent and affiliates	0	111,970	0	0	111,970
Subtotal excluding separate account assets	200,459	7,719,302	13,480,187	(379,399)	21,020,549
Separate account assets(4)(5)	0	140,583,009	0	0	140,583,009
Total assets	$200,459	$148,302,311	$13,480,187	$(379,399)	$161,603,558
Future policy benefits(6)	$0	$0	$13,227,814	$0	$13,227,814
Policyholders' account balances	0	0	1,155,274	0	1,155,274
Payables to parent and affiliates	0	265,826	0	(265,826)	0
Total liabilities	$0	$265,826	$14,383,088	$(265,826)	$14,383,088

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2019
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$47,797	$38,671	$0	$86,468
Obligations of U.S. states and their political subdivisions	0	497,827	0	0	497,827
Foreign government bonds	0	222,663	163	0	222,826
U.S. corporate public securities	0	2,141,324	3	0	2,141,327
U.S. corporate private securities	0	893,943	35,829	0	929,772
Foreign corporate public securities	0	278,435	181	0	278,616
Foreign corporate private securities	0	944,408	14,070	0	958,478
Asset-backed securities(2)	0	117,935	2,001	0	119,936
Commercial mortgage-backed securities	0	382,916	0	0	382,916
Residential mortgage-backed securities	0	63,804	0	0	63,804
Subtotal	0	5,591,052	90,918	0	5,681,970
Fixed maturities, trading	0	59,296	668	0	59,964
Equity securities	131	465	9,898	0	10,494
Short-term investments	0	0	0	0	0
Cash equivalents	0	547,642	0	0	547,642
Other invested assets(3)	0	251,764	4	(239,220)	12,548
Reinsurance recoverables	0	0	8,539,671	0	8,539,671
Receivables from parent and affiliates	0	119,431	3,135	0	122,566
Subtotal excluding separate account assets	131	6,569,650	8,644,294	(239,220)	14,974,855
Separate account assets(4)(5)	0	133,625,669	0	0	133,625,669
Total assets	$131	$140,195,319	$8,644,294	$(239,220)	$148,600,524
Future policy benefits(6)	$0	$0	$8,529,566	$0	$8,529,566
Policyholders' account balances	0	0	962,351	0	962,351
Payables to parent and affiliates	0	97,802	0	(97,802)	0
Total liabilities	$0	$97,802	$9,491,917	$(97,802)	$9,491,917

(1)“Netting” amounts represent cash collateral of $113.6 million and $141.4 million as of December 31, 2020 and 2019, respectively.
(2)Includes credit tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(3)Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2020 and 2019, the fair values of such investments were $77 million and $75 million, respectively.
(4)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Consolidated Statements of Financial Position.
(5)Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2020 and 2019, the fair value of such investments was $5,157 million and $4,762 million, respectively.
(6)As of December 31, 2020, the net embedded derivative liability position of $13,228 million includes $483 million of embedded derivatives in an asset position and $13,711 million of embedded derivatives in a liability position. As of December 31, 2019, the net embedded derivative liability position of $8,530 million includes $611 million of embedded derivatives in an asset position and $9,141 million of embedded derivatives in a liability position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2020 and 2019, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other invested assets”, or as liabilities within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate ("SOFR"), obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance recoverables” or “Other liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future policy benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the London Inter Bank Offered Rate ("LIBOR") swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Policyholders' Account Balances - The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain universal life products that provide the policyholders with the index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs.
As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option budget for future index term periods, where the terms of index crediting rates have not yet been declared by the Company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. Since the valuation of these liabilities require the use of management’s judgment to determine these risk premiums and the use of unobservable inputs, these liabilities are reflected within Level 3 in the fair value hierarchy.
Capital market inputs, including interest rates and equity markets volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend.
Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	December 31, 2020
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$151,554	Discounted cash flow	Discount rate	0.99%	11.38%	3.44%	Decrease
Reinsurance recoverables	$13,239,539	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$13,227,814	Discounted cash flow	Lapse rate(6)	1%	20%		Decrease
			Spread over LIBOR(7)	0.06%	1.17%		Decrease
			Utilization rate(8)	39%	96%		Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%	15%		Decrease
			Equity volatility curve	18%	26%		Increase
Policyholders' account balances(5)	$1,155,274	Discounted cash flow	Lapse rate(6)	1%	6%		Decrease
			Spread over LIBOR(7)	0.06%	1.17%		Decrease
			Mortality rate(10)	0%	24%		Decrease
			Equity volatility curve	15%	30%		Increase

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2019
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum		Weighted Average		Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$27,816	Discounted cash flow	Discount rate		5.24%		17.47%	8.25%		Decrease
		Market Comparables	EBITDA multiples(3)	5.7	X	5.7	X	5.7	X	Increase
Reinsurance recoverables	$8,539,671	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$8,529,566	Discounted cash flow	Lapse rate(6)		1%		18%			Decrease
			Spread over LIBOR(7)		0.10%		1.23%			Decrease
			Utilization rate(8)		43%		97%			Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)		0%		15%			Decrease
			Equity volatility curve		13%		23%			Increase
Policyholders' account balances(5)	$962,351	Discounted cash flow	Lapse rate(6)		1%		6%			Decrease
			Spread over LIBOR(7)		0.10%		1.23%			Decrease
			Mortality rate(10)		0%		24%			Decrease
			Equity volatility curve		10%		23%			Increase
(1)Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.
(2)Includes assets classified as fixed maturities and available-for-sale.
(3)Represents multiples of earnings before interest, taxes, depreciation and amortization "EBITDA", and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.
(4)Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(5)Policyholders’ account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company’s life products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(6)Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these embedded derivatives.
(7)The spread over the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (LIBOR) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.
(8)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(9)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2020 and 2019, the minimum withdrawal rate assumption is 76% and 78%, respectively. As of both December 31, 2020 and 2019, the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.
(10)The range reflects the mortality rates for the vast majority of business with living benefits and other contracts, with policyholders ranging from 45 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age, and duration. A mortality improvement assumption is also incorporated into the overall mortality table.
Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate.

	Year Ended December 31, 2020
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. government	$38,671	$0	$16,329	$0	$0	$0	$0	$0	$0	$55,000	$0
Foreign government	163	0	0	0	0	0	0	0	0	163	(1)
Corporate securities(4)	50,083	14,715	11,121	(3,680)	0	(7,850)	(1,914)	114,695	(2,394)	174,776	14,679
Structured securities(5)	2,001	(483)	7,444	(6)	0	(1,255)	0	0	(5,636)	2,065	(489)
Other assets:
Fixed maturities, trading	668	87	0	0	0	0	0	0	0	755	87
Equity securities	9,898	2,821	0	(4,830)	0	0	0	0	0	7,889	1,211
Other invested assets	4	(4)	0	0	0	0	0	0	0	0	(4)
Short-term investments	0	0	0	0	0	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0	0	0	0	0
Reinsurance recoverables	8,539,671	3,604,075	1,095,793	0	0	0	0	0	0	13,239,539	3,889,923
Receivables from parent and affiliates	3,135	23	0	0	0	(3,158)	0	0	0	0	0
Liabilities:
Future policy benefits	(8,529,566)	(3,610,281)	0	0	(1,087,967)	0	0	0	0	(13,227,814)	(3,896,128)
Policyholders' account balances(6)	(962,351)	(30,199)	0	0	(162,724)	0	0	0	0	(1,155,274)	3,853

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2020
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)(7)
	(in thousands)
Fixed maturities, available-for-sale	$(5,019)	$0	$19,106	$145	$(4,773)	$0	$18,962
Other assets:
Fixed maturities, trading	0	87	0	0	0	87	0
Equity securities	0	2,821	0	0	0	1,211	0
Other invested assets	(4)	0	0	0	(4)	0	0
Short-term investments	0	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0
Reinsurance recoverables	3,604,075	0	0	0	3,889,923	0	0
Receivables from parent and affiliates	0	0	0	23	0	0	0
Liabilities:
Future policy benefits	(3,610,281)	0	0	0	(3,896,128)	0	0
Policyholders' account balances	(30,199)	0	0	0	3,853	0	0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2019
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. government	$29,816	$0	$8,855	$0	$0	$0	$0	$0	$0	$38,671	$0
Foreign government	0	4	0	0	0	0	0	159	0	163	0
Corporate securities(4)	56,588	(5,229)	4,226	(81)	0	(18,884)	0	13,463	0	50,083	(8,467)
Structured securities(5)	6,556	1,322	0	(130)	0	(6,336)	0	77,660	(77,071)	2,001	0
Other assets:
Fixed maturities, trading	0	(83)	0	0	0	0	0	751	0	668	(83)
Equity securities	15,997	1,668	0	(7,767)	0	0	0	0	0	9,898	1,534
Other invested assets	4	0	0	0	0	0	0	0	0	4	0
Short-term investments	0	0	1,388	0	0	(1,388)	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0	0	0	0	0
Reinsurance recoverables	5,600,008	1,936,363	1,003,300	0	0	0	0	0	0	8,539,671	2,142,421
Receivables from parent and affiliates	9,261	190	0	0	0	(6,316)	0	0	0	3,135	0
Liabilities:
Future policy benefits	(5,588,840)	(1,945,323)	0	0	(995,403)	0	0	0	0	(8,529,566)	(2,151,380)
Policyholders' account balances(6)	(13,015)	(765,917)	0	0	(183,419)	0	0	0	0	(962,351)	(759,661)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2019
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(8,198)	$0	$3,615	$680	$(8,467)	$0
Other assets:
Fixed maturities, trading	0	(83)	0	0	0	(83)
Equity securities	0	1,668	0	0	0	1,534
Other invested assets	0	0	0	0	0	0
Short-term investments	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0
Reinsurance recoverables	1,936,363	0	0	0	2,142,421	0
Receivables from parent and affiliates	0	0	0	190	0	0
Liabilities:
Future policy benefits	(1,945,323)	0	0	0	(2,151,380)	0
Policyholders' account balances	(765,917)	0	0	0	(759,661)	0
The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and OCI for the year ended December 31, 2018, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2018.

	Year Ended December 31, 2018
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(1,600)	$0	$(6,015)	$418	$(1,944)	$0
Other assets:
Fixed maturities, trading	0	0	0	0	0	0
Equity securities	0	(1,453)	0	0	0	(1,453)
Other invested assets	(5)	0	0	0	(5)	0
Short-term investments	(47)	0	0	0	(19)	0
Cash equivalents	(256)	0	0	0	0	0
Reinsurance recoverables	(782,025)	0	0	0	(573,853)	0
Receivables from parent and affiliates	0	0	(20)	67	0	0
Liabilities:
Future policy benefits	780,261	0	0	0	572,088	0
Policyholders' account balances	24,405	0	0	0	24,405	0
(1)Realized investment gains (losses) on future policy benefits and reinsurance recoverables primarily represent the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts.
(2)Other includes reclassifications of certain assets and liabilities between reporting categories.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities.
(5)Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities.
(6)Issuances and settlements for Policyholders' account balances are presented net in the rollforward.
(7)Effective January 1, 2020, the changes in unrealized gains and losses for the period included in other comprehensive income for recurring Level 3 fair value measurements held at the end of the reporting period were added prospectively due to adoption of ASU 2018-13. Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2020
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,359,422	$1,359,422	$1,288,846
Policy loans	0	0	1,323,681	1,323,681	1,323,681
Cash and cash equivalents	29,653	0	0	29,653	29,653
Accrued investment income	0	93,613	0	93,613	93,613
Reinsurance recoverables	0	0	227,993	227,993	217,637
Receivables from parent and affiliates	0	154,503	0	154,503	154,503
Other assets	0	27,120	0	27,120	27,120
Total assets	$29,653	$275,236	$2,911,096	$3,215,985	$3,135,053
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,428,043	$286,533	$1,714,576	$1,704,220
Cash collateral for loaned securities	0	2,725	0	2,725	2,725
Short-term debt to affiliates	0	0	0	0	0
Payables to parent and affiliates	0	75,990	0	75,990	75,990
Other liabilities	0	415,889	0	415,889	415,889
Total liabilities	$0	$1,922,647	$286,533	$2,209,180	$2,198,824

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2019
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,288,625	$1,288,625	$1,239,885
Policy loans	0	0	1,314,064	1,314,064	1,314,064
Cash and cash equivalents	15,557	0	0	15,557	15,557
Accrued investment income	0	89,448	0	89,448	89,448
Reinsurance recoverables	0	0	212,368	212,368	211,813
Receivables from parent and affiliates	0	149,415	0	149,415	149,415
Other assets	0	22,505	0	22,505	22,505
Total assets	$15,557	$261,368	$2,815,057	$3,091,982	$3,042,687
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,264,128	$277,782	$1,541,910	$1,541,355
Cash collateral for loaned securities	0	7,529	0	7,529	7,529
Short-term debt to affiliates	0	2,845	0	2,845	2,845
Payables to parent and affiliates	0	216,842	0	216,842	216,842
Other liabilities	0	387,109	0	387,109	387,109
Total liabilities	$0	$1,878,453	$277,782	$2,156,235	$2,155,680

(1)Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.
The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, unsettled trades and accounts receivable.
Reinsurance Recoverables
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements between the Company and related parties. See Note 9 for additional information about the Company's reinsurance arrangements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Short-term Debt to Affiliates
The fair value of short-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.
6. DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2020	2019	2018
	(in thousands)
Balance, beginning of year	$1,855,698	$1,613,922	$1,376,211
Capitalization of commissions, sales and issue expenses	758,469	451,773	346,885
Amortization-Impact of assumption and experience unlocking and true-ups	(27,844)	(34,619)	(54,772)
Amortization-All other	(112,718)	(78,699)	(81,054)
Change due to unrealized investment gains and losses	(39,861)	(37,337)	26,652
Other(1)(2)	192	(59,342)	0
Balance, end of year	$2,433,936	$1,855,698	$1,613,922

(1)Represents the impact of the January 1, 2020 adoption of ASU 2016-13. See Note 2 for details.
(2) Includes ceded DAC upon reinsurance agreement with Prudential Arizona Reinsurance Term Company and Prudential Arizona Reinsurance Captive Company in 2019. See Note 9 for additional information.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

7. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2020	2019
	(in thousands)
Life insurance – domestic	$17,167,209	$14,522,350
Life insurance – Taiwan	1,642,747	1,493,716
Individual annuities and supplementary contracts	810,989	677,266
Other contract liabilities	13,268,236	8,565,341
Total future policy benefits	$32,889,181	$25,258,673
Life insurance liabilities include reserves for death benefits. Individual annuities and supplementary contract liabilities include reserves for life contingent immediate annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for domestic and Taiwanese individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 7.8% for setting domestic insurance reserves and 6.2% to 7.4% for setting Taiwanese reserves.
Future policy benefits for individual annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 0.0% to 14.8%; less than 0.3% of the reserves based on an interest rate in excess of 8%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 0.3% to 2.6%. See Note 8 for additional information regarding liabilities for guaranteed benefits related to certain long-duration life and annuity contracts.
Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2020	2019
	(in thousands)
Interest-sensitive life contracts	$18,638,033	$17,793,669
Individual annuities	3,637,196	3,613,971
Guaranteed interest accounts	154,284	207,038
Other	1,428,061	1,264,145
Total policyholders’ account balances	$23,857,574	$22,878,823
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities and certain unearned revenues. Policyholders' account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. See Note 5 for additional information on the fair value of these embedded derivative instruments. Interest crediting rates for interest-sensitive life contracts range from 1.9% to 4.6% . Interest crediting rates for individual annuities range from 0.0% to 6.3%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 10.0%. Interest crediting rates range from 0.5% to 8.0% for other.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

8. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issued fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no-lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2020 and 2019, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2020		December 31, 2019
	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)
	(in thousands)
Annuity Contracts
Return of net deposits
Account value	$104,700,706	N/A	$101,413,706	N/A
Net amount at risk	$18,336	N/A	$23,061	N/A
Average attained age of contractholders	68 years	N/A	67 years	N/A
Minimum return or contract value
Account value	$19,949,435	$114,832,594	$20,008,013	$111,734,329
Net amount at risk	$1,272,073	$2,042,199	$1,423,229	$2,214,835
Average attained age of contractholders	71 years	68 years	70 years	68 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years
(1)Balances are gross of reinsurance.
(2)Includes income and withdrawal benefits.

	December 31, 2020	December 31, 2019

	In the Event of Death(1)(2)
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
Separate account value	$4,087,733	$3,781,929
General account value	$9,920,732	$9,169,757
Net amount at risk	$146,158,176	$147,370,237
Average attained age of contractholders	56 years	55 years
(1)Balances are gross of reinsurance.
(2)Excludes assumed reinsurance of GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business that is retroceded 100% to PAR U.
Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2020(1)	December 31, 2019(1)
	(in thousands)
Equity funds	$68,436,773	$67,526,437
Bond funds	51,126,536	48,484,071
Money market funds	1,578,516	1,877,377
Total	$121,141,825	$117,887,885
(1)Balances are gross of reinsurance.
In addition to the amounts invested in separate account investment options above, $3.5 billion at both December 31, 2020 and December 31, 2019 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2020, 2019 and 2018 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for GMDB and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders' benefits”. GMAB, GMWB and GMIWB are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 5 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP. Additionally, the Company externally reinsures the guaranteed benefit features associated with certain contracts. See Note 9 for further information regarding the external reinsurance arrangement.

	GMDB		GMIB	GMWB/GMIWB/ GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance at December 31, 2017	$390,338	$4,997,310	$17,131	$5,452,583	$10,857,362
Incurred guarantee benefits(1)	71,467	717,444	1,889	136,256	927,056
Paid guarantee benefits	(35,800)	(76,944)	(2,032)	0	(114,776)
Change in unrealized investment gains and losses	(14,437)	(405,956)	(178)	0	(420,571)
Balance at December 31, 2018	411,568	5,231,854	16,810	5,588,839	11,249,071
Incurred guarantee benefits(1)	52,717	1,473,762	2,266	2,940,727	4,469,472
Paid guarantee benefits	(25,992)	(110,642)	(2,209)	0	(138,843)
Change in unrealized investment gains and losses	22,208	805,259	240	0	827,707
Balance at December 31, 2019	460,501	7,400,233	17,107	8,529,566	16,407,407
Incurred guarantee benefits(1)	114,878	1,368,759	3,490	4,698,248	6,185,375
Paid guarantee benefits	(37,804)	(126,148)	(1,667)	0	(165,619)
Change in unrealized investment gains and losses	31,488	720,741	318	0	752,547
Balance at December 31, 2020	$569,063	$9,363,585	$19,248	$13,227,814	$23,179,710
(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB, which includes the liability for no-lapse guarantees, and GMIB liability are established when associated assessments (which include all policy charges including charges for administration, mortality, expense, surrender, and other, regardless of how characterized) are recognized. This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (e.g., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. Similar to as described above for DAC, the reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods’ assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs), in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held.
There were no deferred sales inducements balances at December 31, 2020 and 2019 because they were fully ceded.
9. REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), Prudential Universal Reinsurance Company ("PURC"), Prudential Term Reinsurance Company (“Term Re”), PALAC, Gibraltar Universal Life Reinsurance Company ("GUL Re") and Dryden Arizona Reinsurance Term Company (“DART”), its parent company Prudential Insurance, as well as third parties. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, and facilitate the Company's capital market hedging program. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

Reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long-duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance policy charges and fee income ceded for universal life and variable annuity products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into reinsurance agreements to transfer the risk related to the living benefit guarantees on variable annuities to PALAC excluding the PLNJ business which was reinsured to Prudential Insurance. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 4 for additional information related to the accounting for embedded derivatives.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	2020	2019
	(in thousands)
Reinsurance recoverables	$48,367,096	$40,710,159
Policy loans	(153,869)	(142,262)
Deferred policy acquisition costs	(6,574,020)	(6,989,618)
Deferred sales inducements	(445,493)	(515,968)
Other assets(1)	233,364	258,427
Policyholders’ account balances	4,773,439	4,934,544
Future policy benefits(2)	5,069,353	4,209,817
Other liabilities(3)	1,099,318	884,641
(1)Includes $0.0 million of unaffiliated activity as of both December 31, 2020 and 2019.
(2)Includes $0.0 million of unaffiliated activity as of both December 31, 2020 and 2019.
(3)Includes $42.6 million and $43.1 million of unaffiliated activity as of December 31, 2020 and 2019, respectively.
Reinsurance recoverables by counterparty are broken out below:

	December 31, 2020	December 31, 2019
	(in thousands)
PAR U	$13,352,845	$12,380,683
PALAC	15,941,123	11,635,405
PURC	5,368,831	4,692,769
PARCC	2,572,428	2,627,595
GUL Re	2,573,609	2,292,638
PAR Term	1,913,265	1,825,594
Prudential Insurance	2,421,226	1,764,512
Prudential of Taiwan	1,649,998	1,499,685
Term Re	1,766,978	1,506,366
DART	502,770	327,235
Unaffiliated	304,023	157,677
Total reinsurance recoverables	$48,367,096	$40,710,159

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2020	2019	2018
	(in thousands)
Premiums:
Direct	$1,923,708	$1,882,584	$1,807,809
Assumed(1)	184	206	230
Ceded(2)	(1,831,716)	(1,854,246)	(1,757,231)
Net premiums	92,176	28,544	50,808
Policy charges and fee income:
Direct	3,491,735	3,725,113	3,248,574
Assumed	587,466	519,265	497,751
Ceded(3)	(3,454,881)	(3,700,222)	(3,212,998)
Net policy charges and fee income	624,320	544,156	533,327
Net investment income:
Direct	372,822	398,762	330,058
Assumed	1,579	1,631	1,581
Ceded	(7,051)	(6,596)	(6,352)
Net investment income	367,350	393,797	325,287
Asset administration fees:
Direct	360,438	355,118	346,727
Assumed	0	0	0
Ceded	(341,300)	(339,062)	(332,359)
Net asset administration fees	19,138	16,056	14,368
Other income:
Direct	78,445	83,891	68,931
Assumed(4)	(1)	(293)	96
Ceded	165	(59)	(55)
Amortization of reinsurance income	4,647	21	3,992
Net other income	83,256	83,560	72,964
Realized investment gains (losses), net:
Direct	(3,593,799)	(1,912,241)	769,114
Assumed	0	0	0
Ceded(5)	3,530,823	1,795,492	(936,392)
Realized investment gains (losses), net	(62,976)	(116,749)	(167,278)
Policyholders’ benefits (including change in reserves):
Direct	3,584,011	3,352,159	2,647,574
Assumed(6)	1,055,277	885,542	599,589
Ceded(7)	(4,341,139)	(4,084,627)	(3,097,664)
Net policyholders’ benefits (including change in reserves)	298,149	153,074	149,499
Interest credited to policyholders’ account balances:
Direct	536,886	470,551	499,458
Assumed	136,153	135,355	141,307
Ceded	(439,664)	(418,677)	(468,772)
Net interest credited to policyholders’ account balances	233,375	187,229	171,993
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	(1,589,113)	(1,772,111)	(1,587,360)
(1)Includes $0.2 million of unaffiliated activity for each of the years ended December 31, 2020, 2019 and 2018.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(2)Includes $(10.5) million, $(0.6) million and $(0.2) million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
(3)Includes $(54) million, $(34) million and $(20) million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
(4)Includes $0 million, $(0.3) million and $0.1 million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
(5)Includes $73 million, $44 million and $(34) million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
(6)Includes $0.9 million, $1.9 million and $0.0 million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
(7)Includes $(70) million, $(30) million and $(10) million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2020	2019	2018
	(in thousands)
Direct gross life insurance face amount in force	$1,045,775,819	$993,850,732	$936,489,617
Assumed gross life insurance face amount in force	38,818,752	39,877,183	40,811,929
Reinsurance ceded	(986,701,914)	(963,444,461)	(901,709,295)
Net life insurance face amount in force	$97,892,657	$70,283,454	$75,592,251

Information regarding significant affiliated reinsurance agreements is described below.
PAR U
Pruco Life reinsures an amount equal to 70% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates prior to January 1, 2011.
Effective July 1, 2012, PLNJ reinsures an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates through December 31, 2019, excluding those policies that are subject to principle-based reserving.
On January 2, 2013, Pruco Life began to assume Guaranteed Universal Life ("GUL") business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U.
PALAC
Effective April 1, 2016, the Company entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance. This reinsurance agreement covers new and in-force business and excludes business reinsured externally. As of December 31, 2020, the Company discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation has no impact on the reinsurance agreement between PALAC, Prudential Insurance, and the Company.
PURC
Pruco Life reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates from January 1, 2011 through December 31, 2013 with PURC and 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates from January 1, 2014 through December 31, 2016.
PARCC
Prior to July 1, 2019, the Company reinsured 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 90% to 100% of the policy risk amount reinsured, which resulted in an initial transfer of $476 million in premiums and $409 million in expenses ceded with the difference being deferred and subsequently amortized through income.
GUL Re
Effective January 1, 2017, Pruco Life entered into an automatic coinsurance agreement with GUL Re to reinsure an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates on or after January 1, 2017 through December 31, 2019, excluding those policies that are subject to principle-based reserving.
Effective July 1, 2017, Pruco Life amended this agreement to include 30% of Universal Protector policies having no-lapse guarantees as well as certain of its universal policies with effective dates prior to January 1, 2014.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

PAR Term
Prior to July 1, 2019, the Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 95% to 100% of the policy risk amount reinsured, which resulted in an initial transfer of $150 million in premiums and $115 million in expenses ceded with the difference being deferred and subsequently amortized through income.
Prudential of Taiwan
On January 31, 2001, Pruco Life transferred all of its assets and liabilities associated with its Taiwanese branch, including its Taiwanese insurance book of business, to Prudential of Taiwan, an affiliated company. The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, Pruco Life is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against Pruco Life.
The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under U.S. GAAP. Under this accounting treatment, the insurance related liabilities remain on the books of Pruco Life and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in U.S. dollars.
On August 11, 2020, Prudential International Insurance Holdings, Ltd. (“PIIH”), a subsidiary of Prudential Financial, entered into a Share Purchase Agreement with Taishin Financial Holding Co., Ltd. (the “Buyer”) pursuant to which PIIH has agreed to sell to the Buyer all of the issued and outstanding capital stock of Prudential of Taiwan. The Share Purchase Agreement contains customary warranties and covenants of PIIH and the Buyer. The Company expects the transaction to close in 2021, subject to regulatory approval and the satisfaction of customary closing conditions. The Buyer will provide Pruco Life a backstop indemnification and Pruco Life will provide a guarantee to stand ready to perform in the event of default by both Prudential of Taiwan and the Buyer.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014, through December 31, 2017, through an automatic coinsurance agreement with Term Re.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2017, this agreement has been terminated for certain new business, primarily Universal Life insurance policies. As of January 1, 2020, the remaining portions of new business (specifically Term policies) ceased being reinsured by the Company to Prudential Insurance. Effective July 1, 2017, the Company reinsures a portion of the mortality risk directly to third-party reinsurers and retains all of the non-reinsured portion of the mortality risk. Effective July 1, 2019, this agreement has been recaptured for certain term life insurance policies which are now reinsured to PARCC and PAR Term as noted above.
On January 2, 2013, Pruco Life began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Financial Services Group, Inc. ("Hartford Financial"). The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. In May 2018, Hartford Financial sold a group of operating subsidiaries, which includes two of Prudential Insurance's counterparties to these reinsurance arrangements. There was no impact to the terms, rights or obligations of Prudential Insurance, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties. Similarly, there was no impact to the Company's reinsurance arrangements with respect to such GUL business as a result of this change in control. In January 2021, there was a definitive agreement announced to subsequently sell the two counterparties mentioned above. We anticipate there will be no impact to the terms, rights or obligations of the Company, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties.
The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.
Effective April 1, 2016, PLNJ entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to Prudential Insurance. This reinsurance agreement covers new and in-force business.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

DART
Effective January 1, 2018, the Company entered into an automatic coinsurance agreement with DART to reinsure an amount equal to 95% of the risks associated with its term life insurance policies with effective dates on or after January 1, 2018 through December 31, 2019, excluding those policies that are subject to principle-based reserving.
Information regarding significant third-party reinsurance arrangements is described below.
Union Hamilton
Between April 1, 2015 and December 31, 2016, the Company, excluding its subsidiary, reinsured approximately 50% of the new business related to “highest daily” living benefits rider guarantees on HDI v.3.0 product, available with Prudential Premier® Retirement Variable Annuity, to Union Hamilton. This reinsurance remains in force for the duration of the underlying annuity contracts. New sales of HDI v.3.0 subsequent to December 31, 2016 are not covered by this external reinsurance agreement. As of December 31, 2020, $3.2 billion of HDI v.3.0 account values are reinsured to Union Hamilton.
10. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Current tax expense (benefit):
U.S. federal	$(358,548)	$56,371	$36,739
Total	(358,548)	56,371	36,739
Deferred tax expense (benefit):
U.S. federal	228,300	(115,503)	(89,380)
Total	228,300	(115,503)	(89,380)
Total income tax expense (benefit) on income (loss) before equity in earnings of operating joint ventures	(130,248)	(59,132)	(52,641)
Income tax expense (benefit) on equity in earnings of operating joint ventures	(518)	(1,773)	648
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	70,806	81,281	(55,174)
Total income tax expense (benefit)	$(59,960)	$20,376	$(107,167)
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2020, 2019 and 2018, and the reported income tax expense (benefit) are summarized as follows:

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Expected federal income tax expense	$14,308	$33,345	$12,136
Non-taxable investment income	(46,836)	(52,291)	(49,845)
Tax credits	(27,980)	(40,602)	(40,272)
Changes in tax law	(70,121)	0	3,618
Settlements with taxing authorities	0	0	20,984
Other	381	416	738
Reported income tax expense (benefit)	$(130,248)	$(59,132)	$(52,641)
Effective tax rate	(191.2)%	(37.2)%	(91.1)%

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The effective tax rate is the ratio of “Income tax expense (benefit)” divided by “Income (loss) from operations before income taxes and equity in earnings of operating joint venture.” The Company’s effective tax rate for fiscal years 2020, 2019 and 2018 was (191.2)%, (37.2)% and (91.1)%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2020, 2019 and 2018, and the Company’s effective tax rate during the periods presented:
Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $45 million of the total $47 million of 2020 non-taxable investment income, $50 million of the total $52 million of 2019 non-taxable investment income, and $47 million of the total $50 million of 2018 non-taxable investment income. The DRD for the current period was estimated using information from 2019, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Tax credits. These amounts primarily represent tax credits relating to foreign taxes withheld on the Company’s separate account investments.
Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:
Tax Act of 2017. On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the IRS, U.S. Department of the Treasury or other standard-setting organizations, and recognized a $1 million reduction in income tax expense primarily related to refinements of our provisional estimates.
2018 Industry Issue Resolution. In August 2018, the IRS released a Directive to provide guidance on the tax reserving for guaranteed benefits within variable annuity contracts and principle-based reserves on certain life insurance contracts. Adopting the methodology specified in the Directive resulted in an acceleration of taxable income for the Company's 2017 tax return that would have otherwise been deductible in future years. Prior to the adoption of this Directive, the Company accounted for these future deductions as deferred tax assets measured using the current 21% corporate income tax rate. Upon adoption of the Directive, the tax benefits were revalued using the 35% tax rate applicable for the 2017 tax year and resulted in an increase in income tax expense of $5 million in 2018.
The CARES Act. On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was enacted into law. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with net operating losses (“NOLs”) originating in 2018, 2019, or 2020 to carry back those losses up to five years. For 2020, the Company has recorded an income tax benefit of $70 million from carrying the estimated 2020 NOL back to tax years that have a 35% tax rate.
Settlements with taxing authorities. During 2018, the Company reached an agreement with the IRS to resolve outstanding tax audit issues for tax years 2015 and 2016 and partially for 2017 which resulted in a $21 million increase to our income tax expense for 2018.
Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2020	2019
	(in thousands)
Deferred tax assets:
Insurance reserves	$296,635	$427,843
Other(1)	0	9,110
Deferred tax assets	296,635	436,953
Deferred tax liabilities:
Deferred policy acquisition cost	142,147	67,431
Net unrealized gain on securities	180,067	83,801
Investments	124,821	142,028
Other	4,032	0
Deferred tax liabilities	451,067	293,260
Net deferred tax asset (liability)	$(154,432)	$143,693
(1) Prior period amounts have been updated to conform to current period presentation.
The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
The Company had no valuation allowance as of December 31, 2020 and 2019. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s “Income (loss) from operations before income taxes and equity in earnings of operating joint venture” includes income from domestic operations of $68 million, $159 million and $58 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2020	2019	2018
	(in thousands)
Balance at January 1,	$0	$0	$30,196
Increases in unrecognized tax benefits-prior years	0	0	0
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	0	0	0
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	0	0	(30,196)
Balance at December 31,	$0	$0	$0
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$0	$0	$0
The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The company did not recognize tax related interest and penalties.
At December 31, 2020, the Company remains subject to examination in the U.S. for tax years 2014 through 2020.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

11. EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Consolidated Statements of Comprehensive Income. Net unrealized investment gains (losses) are described in further detail in Note 2. The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2017	$(234)	$165,580	$165,346
Change in OCI before reclassifications	(17,745)	(257,432)	(275,177)
Amounts reclassified from AOCI	0	(2,549)	(2,549)
Income tax benefit (expense)	581	54,593	55,174
Cumulative effect of adoption of ASU 2016-01	0	(1,539)	(1,539)
Cumulative effect of adoption of ASU 2018-02	(50)	30,499	30,449
Balance, December 31, 2018	(17,448)	(10,848)	(28,296)
Change in OCI before reclassifications	9,572	435,919	445,491
Amounts reclassified from AOCI	0	(54,472)	(54,472)
Income tax benefit (expense)	(41)	(81,240)	(81,281)
Balance, December 31, 2019	(7,917)	289,359	281,442
Change in OCI before reclassifications	599	327,819	328,418
Amounts reclassified from AOCI	0	7,074	7,074
Income tax benefit (expense)	(479)	(70,327)	(70,806)
Balance, December 31, 2020	$(7,797)	$553,925	$546,128
(1)Includes cash flow hedges of $(8) million, $26 million, and $22 million as of December 31, 2020, 2019 and 2018, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Amounts reclassified from AOCI(1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate(3)	$162	$7,734	$15,889
Net unrealized investment gains (losses) on available-for-sale securities(4)	(7,236)	46,738	(13,340)
Total net unrealized investment gains (losses)	(7,074)	54,472	2,549
Total reclassifications for the period	$(7,074)	$54,472	$2,549
(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 4 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on DAC and other costs, future policy benefits, policyholders’ account balances and other liabilities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on available-for-sale fixed maturity securities and certain other invested assets and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from OCI those items that are included as part of “Net income” for a period that had been part of OCI in earlier periods. The amounts for the periods indicated below, split between amounts related to available-for-sale fixed maturity securities on which an OTTI had been previously recognized, an allowance for credit losses has been recognized, and all other net unrealized investment gains (losses), are as follows:
Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturity Securities on which an OTTI had been previously recognized

	Net Unrealized Gains (Losses) on Investments	DAC and Other Costs(2)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(3)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2017	$1,609	$(99)	$22	$(682)	$850
Net unrealized investment gains (losses) on investments arising during the period	(2,150)	0	0	451	(1,699)
Reclassification adjustment for (gains) losses included in net income	(20)	0	0	4	(16)
Reclassification adjustment for OTTI losses excluded from net income(1)	(128)	0	0	27	(101)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(53)	0	11	(42)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	15	(3)	12
Balance, December 31, 2018	(689)	(152)	37	(192)	(996)
Net unrealized investment gains (losses) on investments arising during the period	2,112	0	0	(450)	1,662
Reclassification adjustment for (gains) losses included in net income	210	0	0	(45)	165
Reclassification adjustment for OTTI losses excluded from net income(1)	(65)	0	0	14	(51)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	316	0	(67)	249
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(355)	76	(279)
Balance, December 31, 2019	1,568	164	(318)	(664)	750
Reclassification due to implementation of ASU 2016-13(4)	(1,568)	(164)	318	664	(750)
Balance, December 31, 2020	$0	$0	$0	$0	$0
(1)Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(2)"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.
(3)"Other liabilities" primarily includes reinsurance payables.
(4)Represents net unrealized gains (losses) for which an OTTI had been previously recognized.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturity Securities on which an allowance for credit losses has been recognized and All Other

	Net Unrealized Gains (Losses) on Investments on Available-for-Sale Fixed Maturity Securities on which an allowance for credit losses has been recognized(1)	Net Unrealized Gains (Losses) on All Other Investments(3)	DAC and Other Costs(4)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(5)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2017	$0	$272,809	$1,832	$(28,998)	$(80,913)	$164,730
Net unrealized investment gains (losses) on investments arising during the period	0	(284,672)	0	0	59,778	(224,894)
Reclassification adjustment for (gains) losses included in net income	0	(2,529)	0	0	531	(1,998)
Reclassification adjustment for OTTI losses excluded from net income(2)	0	128	0	0	(27)	101
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	(67,575)	0	14,190	(53,385)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	0	97,003	(20,369)	76,634
Cumulative effect of adoption of ASU 2016-01	0	(2,368)	0	0	829	(1,539)
Cumulative effect of adoption of ASU 2018-02	0	0	0	0	30,499	30,499
Balance, December 31, 2018	0	(16,632)	(65,743)	68,005	4,518	(9,852)
Net unrealized investment gains (losses) on investments arising during the period	0	494,861	0	0	(105,395)	389,466
Reclassification adjustment for (gains) losses included in net income	0	(54,682)	0	0	11,646	(43,036)
Reclassification adjustment for OTTI losses excluded from net income(2)	0	65	0	0	(14)	51
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	488,806	0	(104,105)	384,701
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	0	(549,821)	117,100	(432,721)
Balance, December 31, 2019	0	423,612	423,063	(481,816)	(76,250)	288,609
Reclassification due to implementation of ASU 2016-13(6)	0	1,568	164	(318)	(664)	750
Net unrealized investment gains (losses) on investments arising during the period	616	416,479	0	0	(87,588)	329,507

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reclassification adjustment for (gains) losses included in net income	0	7,074	0	0	(1,486)	5,588
Reclassification due to allowance for credit losses recorded during the period	(616)	616	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	776,821	0	(163,131)	613,690
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	0	(866,097)	181,878	(684,219)
Balance, December 31, 2020	$0	$849,349	$1,200,048	$(1,348,231)	$(147,241)	$553,925
(1)Allowance for credit losses on available-for-sale fixed maturity securities effective January 1, 2020.
(2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(3)Includes cash flow hedges. See Note 4 for information on cash flow hedges.
(4)"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.
(5)"Other liabilities" primarily includes reinsurance payables.
(6)Represents net unrealized gains (losses) for which an OTTI had been previously recognized.

12. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the AZDOI. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income (loss) for the Company, including its subsidiary PLNJ, amounted to $(828) million, $262 million and $192 million for the years ended December 31, 2020, 2019 and 2018, respectively. Statutory surplus of the Company, including its subsidiary PLNJ, amounted to $1,304 million and $1,665 million at December 31, 2020 and 2019, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the AZDOI. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of 10% of statutory capital and surplus as of the preceding December 31 or its statutory net gain from operations excluding realized investment gains and losses for the twelve-month period ending on the preceding December 31, the dividend is considered to be an "extraordinary dividend" and requires the prior approval of the AZDOI. Based on these limitations, there is no capacity to pay a dividend in 2021. In December 2019, the Company paid a dividend of $250 million to its sole shareholder, Prudential Insurance, of which $146 million was an ordinary dividend and $104 million was recorded as a return of capital. The dividend was approved by the State of Arizona. The Company did not pay dividends to Prudential Insurance in 2020 and 2018.

13. RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock-based awards program was $1 million for each of the years ended December 31, 2020, 2019 and 2018. The expense charged to the Company for the deferred compensation program was $5 million, $6 million and $6 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $17 million, $20 million and $23 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $18 million, $24 million and $28 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $7 million, $9 million and $10 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market-based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $529 million, $747 million and $739 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity. The Company’s share of corporate expenses was $76 million, $116 million and $69 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Corporate-Owned Life Insurance
The Company has sold five Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $4,757 million at December 31, 2020 and $4,339 million at December 31, 2019. Fees related to these COLI policies were $50 million, $48 million and $45 million for the years ended December 31, 2020, 2019 and 2018, respectively. The Company retains the majority of the mortality risk associated with these COLI policies up to $3.5 million per individual policy.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. ("PGIM"), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $15 million, $14 million and $13 million for the years ended December 31, 2020, 2019 and 2018, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income.
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $111 million and $96 million as of December 31, 2020 and 2019, respectively. "Net investment income" related to these ventures includes a gain of $12 million, a gain of $9 million and a loss of $1 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the Advanced Series Trust. Income received from ASTISI and PGIM Investments related to this agreement was $344 million, $341 million and $333 million for the years ended December 31, 2020, 2019 and 2018, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from PGIM Investments related to this agreement was $11 million, $10 million and $10 million for the years ended December 31, 2020, 2019 and 2018, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.
Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2020	2019
							(in thousands)
U.S. dollar fixed rate notes	2020	-	2027	0.00%	-	14.85%	$111,970	$122,566
Total long-term notes receivable - affiliated(1)							$111,970	$122,566
(1)All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above are classified as available-for-sale securities and other trading assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $1 million at both December 31, 2020 and 2019, and is included in “Other assets.” Revenues related to these loans were $4 million, $4 million and $5 million for the years ended December 31, 2020, 2019 and 2018, respectively, and are included in “Other income.”

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net," respectively. The table below shows affiliated asset trades for the years ended December 31, 2020 and 2019:

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)
				(in thousands)
Prudential Insurance	February 2019	Sale	Commercial Mortgages	$4,995	$5,000	$(4)	$0
PALAC	April 2019	Sale	Equity Securities	$14,525	$13,466	$0	$1,059
Term Re	September 2019	Sale	Fixed Maturities	$9,178	$8,135	$0	$1,043
PURC	September 2019	Sale	Fixed Maturities	$8,399	$7,455	$0	$944
PAR U	September 2019	Sale	Fixed Maturities	$31,466	$28,146	$0	$3,320
Prudential Insurance	September 2019	Sale	Fixed Maturities	$10,702	$9,254	$1,144	$0
PURC	December 2019	Sale	Equity Securities	$7,767	$6,002	$0	$1,765
Par Term	December 2019	Sale	Fixed Maturities	$27,330	$24,739	$0	$2,591
PURC	December 2019	Sale	Fixed Maturities	$93,830	$75,586	$0	$18,244
PURC	December 2019	Sale	Fixed Maturities	$78,884	$68,645	$0	$10,239
Prudential Insurance	December 2019	Purchase	Other Invested Assets	$9,000	$9,000	$0	$0
Prudential Insurance	March 2020	Purchase	Other Invested Assets	$1,390	$1,390	$0	$0
Prudential Insurance	April 2020	Purchase	Fixed Maturities	$61,953	$59,659	$(1,812)	$0
Prudential Insurance	April 2020	Purchase	Fixed Maturities	$3,485	$3,320	$(130)	$0
GA BV LLC	July 2020	Transfer Out	Fixed Maturities	$1,914	$1,914	$0	$0
Debt Agreements
The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs. There was no debt outstanding as of December 31, 2020. Short-term debt outstanding was $2.8 million as of December 31, 2019.
The total interest expense to the Company related to loans payable to affiliates was $0.7 million, $2.3 million and $0.7 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Contributed Capital and Dividends
In February of 2021, the Company received a capital contribution in the amount of $100 million from Prudential Insurance. In June, September, and December of 2020, the Company received capital contributions in the amounts of $325 million, $75 million and $175 million, respectively, from Prudential Insurance. In December of 2019, the Company received a capital contribution in the amount of $6 million from Prudential Insurance. In March of 2018, the Company received a capital contribution in the amount of $6 million from Prudential Insurance.
Through December 2020, the Company did not pay any dividends to Prudential Insurance. In December 2019, the Company paid a dividend in the amount of $250 million to Prudential Insurance. Through December 2018, the Company did not pay any dividends.
Reinsurance with Affiliates
As discussed in Note 9, the Company participates in reinsurance transactions with certain affiliates.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

14. COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial mortgage loans. As of December 31, 2020 and 2019, the outstanding balances on these commitments were $30 million and $26 million, respectively. These amounts include unfunded commitments that are not unconditionally cancellable. For related credit exposure, there was an allowance for credit losses of $0.0 million as of December 31, 2020, which is a change of $0.0 million for the twelve months ended December 31, 2020. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2020 and 2019, $354 million and $261 million, respectively, of these commitments were outstanding. These amounts include unfunded commitments that are not unconditionally cancellable. There were no related charges for credit losses for the twelve months ended December 31, 2020.
Guarantees
In July 2017, the Company formed a joint venture with CT Corp to provide life insurance solutions in Indonesia. The Company owns a 49% interest in the joint venture and has entered into a shareholders agreement with CT Corp that sets out their respective rights and obligations with respect to the joint venture. Among other things, the shareholders agreement obligates the Company and CT Corp to provide capital to the joint venture, as necessary to comply with applicable law or to maintain a specified minimum amount of capital in the joint venture. This obligation is not limited to a maximum amount. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.
Contingent Liabilities
On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2020, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $100 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification. In October 2019, plaintiff filed: (1) the First Amended Complaint adding Prudential Insurance Company of America and Pruco Life Insurance Company of New Jersey as defendants; and (2) a motion seeking preliminary certification of a settlement class, appointment of a class representative and class counsel, and preliminary approval of the proposed class action settlement. In November 2019, the court issued an order granting the motion for preliminary approval of the settlement. In June 2020, the court issued an order: (i) granting plaintiffs’ motion for certification of the settlement class; (ii) approving the proposed nationwide class settlement agreement; (iii) approving the class notice; (iv) awarding attorneys’ fees and costs to plaintiffs and a reduced incentive award to Behfarin; and (v) dismissing the action with prejudice, but maintaining jurisdiction over the settlement.
Doyle C. Stone v. PFI, et al.
In February 2021, a putative class action complaint entitled Doyle C. Stone v. Prudential Financial, Inc., Pruco Life Insurance Company, was filed in the United States District Court for the District of New Jersey. The complaint asserts claims against Prudential Financial, Inc. and Pruco Life Insurance Company for violation of the New Jersey Consumer Fraud Act, breach of contract, breach of fiduciary duty, breach of implied duty of good faith and fair dealing, misrepresentation and unjust enrichment, based on: (i) the Company’s alleged deficient identification, notification and payment practices for retirement plan participants in transferred group retirement, annuity and insurance plans (“Plan Participants”); and (ii) improper transfer of Plan Participant funds to its own accounts. The putative class includes all Plan Participants from January 2015 to the present.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

15. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2020 and 2019 are summarized in the table below:

	Three Months Ended
	March 31	June 30	September 30	December 31
	(in thousands)
2020
Total revenues	$337,490	$206,054	$302,378	$277,342
Total benefits and expenses	266,192	225,426	269,772	293,739
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	71,298	(19,372)	32,606	(16,397)
Net income (loss)	$97,612	$9,532	$150,078	$(60,525)
2019
Total revenues	$222,412	$233,359	$273,205	$220,388
Total benefits and expenses	150,798	219,237	234,568	185,977
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	71,614	14,122	38,637	34,411
Net income (loss)	$87,788	$48,435	$43,373	$37,403

16.    REVISION TO PRIOR YEAR INFORMATION

Revision to 2019 and 2018 Consolidated Financial Statements

The Company identified an error in the presentation of certain cash flow activity related to policyholders' account balances that impacted several line items within previously issued Consolidated Statements of Cash Flows. While these items affect the cash flows from operating and financing activities, they had no impact on the net increase (decrease) in cash and cash equivalents for the previously reported periods. Prior period amounts have been revised in the financial statements to correct this error as shown below.

Management assessed the materiality of the misstatement described above on prior period financial statements in accordance with SEC Staff Accounting Bulletin ("SAB") No. 99, Materiality, codified in ASC 250-10, Accounting Changes and Error Corrections ("ASC 250"), and concluded that these misstatements were not material to any prior annual or interim periods. Accordingly, in accordance with ASC 250 (SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements), the consolidated financial statements for the years ended December 31, 2019 and 2018, which are presented herein, have been revised. The following are selected line items from the consolidated financial statements illustrating the effects of these revisions:

Consolidated Statements of Cash Flows

	Year Ended December 31, 2019
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Policy charges and fee income	$(126,300)	$73,142	$(53,158)
Cash flows from (used in) operating activities	(253,555)	73,142	(180,413)
CASH FLOWS FROM FINANCING ACTIVITIES:
Other, net	0	(73,142)	(73,142)
Cash flows from (used in) financing activities	491,393	(73,142)	418,251

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2018
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Policy charges and fee income	$(116,675)	$67,637	$(49,038)
Cash flows from (used in) operating activities	23,147	67,637	90,784
CASH FLOWS FROM FINANCING ACTIVITIES:
Other, net	0	(67,637)	(67,637)
Cash flows from (used in) financing activities	717,599	(67,637)	649,962

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of Pruco Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial position of Pruco Life Insurance Company and its subsidiary (the "Company") as of December 31, 2020 and 2019, and the related consolidated statements of operations and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2020, including the related notes and financial statement schedule listed in the index appearing under Item 15(a)(2) (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Changes in Accounting Principles
As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for credit losses on certain financial assets reported at amortized cost, certain off-balance sheet exposures, and impairments for fixed maturities, available-for-sale in 2020, and the manner in which it accounts for certain financial assets and liabilities and in which it accounts for certain tax effects originally recognized in accumulated other comprehensive income in 2018.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of Guaranteed Benefit Features Associated with Certain Life Products Included in the Liability for Future Policy Benefits

As described in Notes 2, 5, 7 and 8 to the consolidated financial statements, the Company issues certain life insurance products that include certain contract features, including no-lapse guarantees. The liability for no-lapse guarantee features is grouped with guaranteed minimum death benefit ("GMDB") features in Note 8. For GMDB contract features, additional policyholder liabilities are established when associated assessments are recognized. As of December 31, 2020, the additional liability for these contract features included in the liability for future policy benefits was $9.4 billion. As disclosed by management, this liability is established using current best estimate assumptions, including mortality rates, lapse rates, and premium pattern rates, as well as interest rate and equity market return assumptions, and is based on the ratio of the present value of total expected excess payments (i.e., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date.

The principal considerations for our determination that performing procedures relating to the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits is a critical audit matter are (i) the significant judgment by management to determine the aforementioned assumptions for the additional policyholder liabilities, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the aforementioned assumptions used in the valuation of the additional policyholder liabilities, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits, including controls over the development of the assumptions used in the valuation of the additional policyholder liabilities. These procedures also included, among others, testing management’s process for determining the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits, which included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the appropriateness of management’s models and (ii) evaluating the reasonableness of the aforementioned assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the aforementioned assumptions and testing that the aforementioned assumptions are accurately reflected in the models.

Valuation of the Deferred Acquisition Costs Related to Universal Life and Variable Life Products

As described in Notes 2 and 6 to the consolidated financial statements, the Company defers acquisition costs that relate directly to the successful acquisition of new and renewal insurance business to the extent such costs are deemed recoverable from future profits. As of December 31, 2020, a significant portion of the $2.4 billion of deferred policy acquisition costs ("DAC") are associated with universal life and variable life products. DAC related to universal life and variable life products is generally amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges. These margins are updated periodically based on historical and anticipated future experience. The DAC balance is regularly adjusted with a corresponding charge or credit to current period earnings for the impact of actual gross profits and changes in management’s projections of estimated future gross profits. DAC is subject to periodic recoverability testing.

The principal considerations for our determination that performing procedures relating to the valuation of DAC related to universal life and variable life products is a critical audit matter are (i) the significant judgment by management to determine the assumptions used in the projection of gross profits used to amortize DAC related to mortality rates, lapse rates, and premium pattern rates, as well as interest rate and equity market return assumptions (collectively, the “significant assumptions”), (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the significant assumptions, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the valuation of DAC related to universal life and variable life products, including controls over the development of the significant assumptions. These procedures also included, among others, testing management’s process for determining the valuation of DAC related to universal life and variable life products, which included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the appropriateness of management’s models, and (ii) evaluating the reasonableness of the significant assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the assumptions and testing that the assumptions are accurately reflected in the models.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 19, 2021

We have served as the Company's auditor since 1996.